UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-22227

IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form  N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

IndexIQ ETF Trust

Annual Report
April 30, 2020

IQ Hedge Multi-Strategy Tracker ETF (QAI)	IQ Global Resources ETF (GRES)
IQ Hedge Macro Tracker ETF (MCRO)	IQ Global Agribusiness Small Cap ETF (CROP)
IQ Hedge Market Neutral Tracker ETF (QMN)	IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ Hedge Long/Short Tracker ETF (QLS)	IQ 500 International ETF (IQIN)
IQ Hedge Event-Driven Tracker ETF (QED)	IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ Real Return ETF (CPI)	IQ 50 Percent Hedged FTSE Europe ETF (HFXE)
IQ Leaders GTAA Tracker ETF (QGTA)	IQ 50 Percent Hedged FTSE Japan ETF (HFXJ)
IQ Enhanced Core Plus Bond U.S. ETF (AGGP)	IQ Candriam ESG International Equity ETF (IQSI)
IQ Short Duration Enhanced Core Bond U.S. ETF (SDAG)	IQ Candriam ESG U.S. Equity ETF (IQSU)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)	IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Merger Arbitrage ETF (MNA)	IQ Chaikin U.S. Large Cap ETF (CLRG)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-888-474-7725.
You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov.
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at sec.gov. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website nylinvestments.com/etfs or by calling 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (“ALPS”) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Help Preserve the Environment — Go Green!
With e-Delivery, you can:
•
Receive email notifications when your most recent shareholder communications are available for review.
•
Access prospectuses, annual reports and semi-annual reports online.
It’s easy to enroll:
1.
Visit https://www.icsdelivery.com/live/

2.
Follow the simple enrollment instructions

If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.

Shareholder Letter (unaudited)

Dear Shareholder:
We are pleased to present you with this annual report for IndexIQ ETF Trust for the 12 months ended April 30, 2020.
The recent period was one that few will forget, marked as it was by the emergence of the novel coronavirus that causes the disease known as COVID-19. In barely three months, the virus spread into a global pandemic that sharply curtailed global economic activity in March and April 2020.
Before the virus appeared, financial markets faced challenges as well, but despite international trade tensions and the ongoing drama of the U.K.’s slow movement toward an exit from the European Union, the longest bull market in U.S. history charged ahead to the end of 2019 with most other market sectors enjoying gains as well. The new year appeared to start on a similarly positive note with the signing of both an initial United States-China trade agreement and the United States-Mexico-Canada Agreement on regional trade. However, in late December and early January, ominous indications of the new viral outbreak in Wuhan, China had already begun to emerge.
On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions, with over 80,000 identified cases in China, thousands in Italy, South Korea and the United States, and more in dozens of additional countries. Governments and central banks pledged trillions of dollars to address the mounting economic and public health crisis; however, “stay-at-home” orders and other restrictions on non-essential activity caused global economic activity to slow. Most stocks and bonds lost significant ground in this challenging environment.
In the United States, with the number of reported U.S. COVID-19 cases continuing to rise, the Federal Reserve (Fed) cut interest rates to near zero and announced unlimited quantitative easing. In late March, the Federal government declared a national emergency as unemployment claims increased by 22 million in a four-week period, and Congress passed and the President signed the CARES Act to provide a $2 trillion stimulus package, with the promise of further aid for consumers and businesses to come. Investors generally responded positively to the government’s fiscal and monetary measures, as well as prospects for a gradual lessening of restrictions on non-essential businesses. Accordingly, despite mounting signs of recession and rapidly rising unemployment levels, markets regained some of the ground in April they had lost the previous month. For the entire annual period, traditional asset classes — along with many alternative strategies — delivered mixed results, with market behavior during the first three weeks of March generally at sharp odds with its performance before and after.
Throughout this period of volatility and stress, each of the ETFs in the IndexIQ ETF Trust have continued to follow its disciplined mandate, together providing a wide range of liquid alternatives through which investors can readily construct portfolios to meet specific criteria and objectives. On the following pages, you will find detailed discussion of the key factors influencing the performance of each ETF for the period ended April 30, 2020.
Today, as we continue to track the curve of the ongoing health crises and its financial ramifications, we are particularly mindful of the people at the heart of our enterprise — our colleagues and valued clients. By taking appropriate steps to minimize community spread of COVID-19 within our organization, we strive to safeguard the health of our investment professionals so they can continue to provide you with a flexible array of investment solutions. If you have any questions or would like more information about IndexIQ ETFs, we invite you to visit us at nylinvestments.com/etfs or call us at 1-888-474-7725.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned −1.04% at NAV (net asset value) and −1.26% at market price.1 To compare, the Fund’s Benchmark Index, the IQ Hedge Multi-Strategy Index2 returned −0.38% for the reporting period. The HFRI Fund of Funds Composite Index2 and S&P 500® Index2 returned −3.43% and 0.26%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The ETF employs a 110/10 long/short strategy in line with its Benchmark Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%.
The COVID-19 pandemic was the biggest factor undermining the global economy during the reporting period, which negatively affected the ETF’s performance as well. Among the ETF’s long positions, volatility and bonds provided positive returns, while commodities, equity and currency proved negative. The total return for short positions was negative for real estate.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the IQ Hedge Multi-Strategy Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Benchmark Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

See page 8 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did the ETF’s allocations change over the course of the reporting period?
On average, the ETF’s allocations to bonds accounted for approximately 73% of assets, while equities accounted for approximately 24%. Allocations to bonds fluctuated between 67% and 82% during the reporting period, while equity allocations fluctuated between 15% and 33%. Allocations to the alternative asset classes of real estate, volatility, currencies and commodities moved within −2% and +6% in aggregate.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were iShares 20+ Year Treasury Bond ETF, Vanguard Long-Term Treasury ETF and SPDR Portfolio Long Term Treasury ETF. During the same period, Energy Select Sector SPDR Fund, Schwab U.S. Small-Cap ETF and iShares Russell 2000 ETF recorded the lowest returns.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF, Energy Select Sector SPDR Fund and Vanguard Growth ETF. The weakest contributors were Invesco Senior Loan ETF, Xtrackers MSCI EAFE Hedged Equity ETF and SPDR Blackstone / GSO Senior Load ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2010 Through 4/30/2020)
Fund Performance History
IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2020)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price1	-1.26%	0.41%	1.87%
IQ Hedge Multi-Strategy Tracker ETF NAV	-1.04%	0.45%	1.88%
IQ Hedge Multi-Strategy Index	-0.38%	1.32%	2.71%
HFRI Fund of Funds Composite Index	-3.43%	0.57%	1.96%
S&P 500 Index	0.26%	8.45%	11.00%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Hedge Macro Tracker ETF returned −1.51% at NAV (net asset value) and −2.04% at market price.1 To compare, the Fund’s Benchmark Index, the IQ Hedge Macro Index2 returned −1.01% for the reporting period. The HFRI Macro (Total) Index2 and the MSCI World Index2 returned 2.94% and −4.00%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 virus outbreak damaged the global economy in unprecedented ways, which negatively affected the ETF’s performance as well.
The ETF maintained a 110/10 extension strategy, with allocations to bonds, equities, currencies, real estate, and commodities. Allocations to bonds remained at consistent levels while allocations to equities decreased below it’s average level with an offset to commodities. The ETF held short exposure to real estate.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF uses derivative positions where necessary to help it track the Benchmark Index, which contains both long and short exposures. The derivatives positions are primarily total return swaps on the ETFs at the weights in which they are included in the Benchmark Index. Derivatives are not used to gain additional leverage; rather they are used exclusively to enable the Fund to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The ETF’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund, as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF’s asset class allocations were adjusted as determined by the Benchmark Index’s proprietary quantitative models. During the reporting period, total bond exposure remained constant at approximately 65%. Exposure to equities stood below its annual average as of April 30, 2020 due to a reduction in the ETF’s overall long allocation, which was offset by increased exposure to currencies. Real estate exposure remained short during the reporting period.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 11 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were iShares 20+ Year Treasury Bond ETF, Vanguard Long-Term Treasury ETF and SPDR Portfolio Long Term Treasury ETF. During the same period, Energy Select Sector SPDR Fund, Schwab U.S. Small-Cap ETF and iShares Russell 2000 ETF recorded the lowest total returns.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF, iShares Short Treasury Bond ETF and SPDR Dow Jones International Real Estate ETF. The weakest contributors were iShares Russell 2000 ETF, Vanguard FTSE Emerging Markets ETF and iShares Core MSCI Emerging Markets ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2010 Through 4/30/2020)
Fund Performance History
IQ Hedge Macro Tracker ETF
(as of April 30, 2020)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Hedge Macro Tracker ETF Market Price1	-2.04%	0.41%	0.40%
IQ Hedge Macro Tracker ETF NAV	-1.51%	0.58%	0.49%
IQ Hedge Macro (Total) Index	-1.01%	1.32%	1.18%
HFRI Macro (Total) Index	2.94%	0.39%	1.19%
MSCI World Index	-4.00%	4.92%	7.68%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns mayhave been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Hedge Market Neutral Tracker ETF returned −0.62% at NAV (net asset value) and −0.69% at market price.1 To compare, the ETF’s Benchmark Index, IQ Hedge Market Neutral Index2 returned −0.06% for the reporting period. The HFRI Equity Market Neutral Index2 and the Bloomberg Barclays U.S. Short Treasury Bond Index2 returned −1.72% and 2.46%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic was the biggest factor undermining the global economy during the reporting period, which negatively affected the ETF’s performance as well.
The ETF employs a 110/10 long/short strategy in line with its Benchmark Index. This approach calls for the simultaneous holding of both long and short positions on different securities. The “110” portion stands for 110% exposure to its long portfolio and the “10” portion stands for 10% exposure to its short portfolio, for a net exposure of 100%. During the reporting period, the strategy was mostly allocated to bonds, followed by equity and currencies, with bonds as the most positive contributor to performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Benchmark Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Benchmark Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 14 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did the ETF’s allocations change over the course of the reporting period?
As mentioned above, the ETF maintained its largest core allocation to bonds, followed by equities and currency. Bond exposure generally increased and bond exposure decreased over the course of the reporting period.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were Vanguard Russell 1000 Growth ETF, Vanguard Russell 1000 Value ETF and Schwab Intermediate-Term US Treasury ETF. During the same period, SPDR S&P Bank ETF, iShares MSCI Eurozone ETF and Invesco KBW Bank ETF recorded the lowest returns.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Short Treasury Bond ETF and Vanguard Intermediate-Term Corporate Bond ETF. The weakest contributors were Vanguard FTSE All-World ex-US Small-Cap ETF, iShares Core MSCI Pacific ETF and iShares MSCI All Country Asia ex Japan ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2020)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price2	-0.69%	1.04%	0.70%	1.06%	8.33%
IQ Hedge Market Neutral Tracker ETF NAV	-0.62%	1.07%	0.70%	1.07%	8.43%
IQ Hedge Market Neutral Index	-0.06%	1.66%	1.56%	1.99%	16.13%
HFRI Equity Market Neutral Index3	-1.72%	0.54%	1.59%	2.63%	21.77%
Bloomberg Barclays U.S. Short Treasury Bond Index	2.46%	1.94%	1.32%	0.91%	7.12%

1
Fund Inception Date: 10/04/2012.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2020.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Hedge Long/Short Tracker ETF returned 0.93% at NAV (net asset value) and 1.46% at market price.1 To compare, the Fund’s Benchmark Index, IQ Hedge Long/Short Index2 returned 1.49% for the reporting period. The HFRI Equity Hedge Index2 and the MSCI World Index2 returned −4.44% and −4.00%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic was the biggest factor undermining the global economy during the reporting period, which negatively affected the ETF’s performance as well.
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The ETF employs 110/10 extension strategy with allocations to equities, bonds, volatility and real estate. During the reporting period, bonds provided the strongest positive contributions to the ETF’s performance, while equities detracted most significantly.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Benchmark Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Benchmark Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its largest core allocation to equities, followed by bonds. Equity exposure increased and bond exposure decreased over the course of the reporting period, with equities accounting for approximately 65% of the Fund’s assets on average. Volatility was constrained to long-only exposure while the ETF’s real estate position remained short during the reporting period.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 17 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were iPath Series B S&P 500 VIX Short-Term Futures ETN, iShares 20+ Year Treasury Bond ETF and Vanguard Long-Term Treasury ETF. During the same period, iShares S&P Small-Cap 600 Value ETF, iShares Russell 2000 Value ETF and Vanguard Small Cap Value ETF recorded the lowest returns.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard FTSE Developed Markets ETF, iShares Core MSCI EAFE ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF. The weakest contributors were Xtrackers MSCI EAFE Hedged Equity ETF, Vanguard FTSE All-World ex-US Small-Cap ETF and iShares MSCI EAFE Growth ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Hedge Long/Short Tracker ETF
(as of April 30, 2020)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price2	1.46%	4.16%	2.48%	3.21%	17.48%
IQ Hedge Long/Short Tracker ETF NAV	0.93%	3.97%	3.25%	3.12%	16.96%
IQ Hedge Long/Short Index	1.49%	4.64%	4.24%	4.11%	22.86%
HFRI Equity Hedge Index3	-4.44%	1.66%	2.04%	2.36%	12.62%
MSCI World Index	-4.00%	4.99%	4.92%	4.87%	27.53%

1
Fund Inception Date: 3/24/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2020.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ Hedge Event-Driven Tracker ETF returned 0.25% at NAV (net asset value) and 0.11% at market price.1 To compare, the Fund’s Benchmark Index, IQ Hedge Event-Driven Index2 returned 0.57% for the reporting period. The HFRI Event-Driven (Total) Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned −7.52% and 10.84%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic undermining the global economy in unprecedented ways during the reporting period, which negatively affected the Fund’s performance as well.
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The ETF employs a long/short net 100% strategy, which calls for the simultaneous holding of both long and short positions on different securities. On average during the reporting period, the ETF’s overall long allocation was 102%, with the long position exceeding 100% funded with the proceeds from an average 2% short position. During the same period, the ETF maintained long-only bond exposures, and both long and short equity exposures.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Benchmark Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the Benchmark Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 20 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did the ETF’s allocations change over the course of the reporting period?
On average, the ETF’s allocations to bonds accounted for approximately 92% of assets, while equities accounted for approximately 8%. Within the ETF’s bond allocation, investment-grade corporate bonds and high-yield corporation bonds represented the largest positions. Both contributed positively to ETF’s performance. Bank loans detracted most from the ETF’s fixed-income performance.
Over the course of the reporting period, the ETF’s bond exposure generally decreased while equity exposure increased. Within the ETF’s bond allocation, investment-grade corporate exposure decreased from 25.4% to 18.7%. On the equity side, exposure to U.S. preferred securities was the only short position on average, and made the largest positive contribution to ETF performance.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were Vanguard Short-Term Corporation Bond ETF, SPDR Portfolio Short Term Corporate Bond ETF and Invesco Preferred ETF. During the same period, iShares S&P Small-Cap 600 Growth ETF, iShares Russell 2000 Growth ETF and SPDR Blackstone / GSO Senior Loan ETF recorded the lowest returns.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares Preferred & Income Securities ETF, Vanguard Short-Term Corporate Bond ETF and SPDR Bloomberg Barclays Convertible Securities ETF. The weakest contributors were Invesco Senior Loan ETF, SPDR Blackstone / GSO Senior Loan ETF and iShares S&P Small-Cap 600 Growth ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2020)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price2	0.11%	3.36%	3.45%	3.43%	18.80%
IQ Hedge Event-Driven Tracker ETF NAV	0.25%	3.41%	3.46%	3.45%	18.90%
IQ Hedge Event-Driven Index	0.57%	3.83%	4.00%	3.99%	22.13%
HFRI Event-Driven (Total) Index3	-7.52%	-0.23%	1.20%	1.43%	7.51%
Bloomberg Barclays U.S. Aggregate Bond Index	10.84%	5.17%	3.80%	3.65%	20.11%

1
Fund Inception Date: 3/24/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Event-Driven (Total) Index is from 3/31/2015 to 4/30/2020.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Real Return ETF perform during the 12 months ended
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Real Return ETF returned −1.13% at NAV (net asset value) and −1.33% at market price.1 To compare, the Fund’s Benchmark Index, IQ Real Return Index2 returned −0.96% for the reporting period. The Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 2.46% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The strategy is long-only and allocates a core position to cash-like instruments and satellite positions to equities, commodities, currencies and duration.3
Exposure to short-term U.S. Treasury bonds accounted over three-quarters of the ETF’s overall allocation during the reporting period and produced slightly over half of the ETF’s total gains. The ETF’s exposure to equities, considered inflation-sensitive assets, provided another significant source of positive performance at a time of rising interest rates. Intermediate-term Treasury bonds produced additional positive performance for the ETF. On the other hand, commodities, which tend to move inversely to the performance of the U.S. dollar, detracted from the ETF’s returns. The COVID-19 pandemic damaged the global economy in an unprecedent way, which impacted performance negatively as well.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the ETF as well as weights of the assets within those strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to short-term Treasury bonds during the reporting period, as well as a dominant satellite allocation to equities. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations. Annual portfolio turnover was 97% for the reporting period as a whole.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were Invesco Currencyshares Japanese Yen Trust, iShares 20+ Year Treasury Bond ETF and Invesco Treasury Collateral ETF. During the same period, Invesco DB Oil Fund, SPDR Dow Jones REIT ETF and iShares U.S. Real Estate ETF recorded the lowest total returns.
Which underlying ETFs were the strongest positive contributors to the ETF’s performance and which underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares Short Treasury Bond ETF, PIMCO Enhanced Short Maturity Active ETF and SPDR Bloomberg Barclays 1-3 Month T-Bill ETF. The weakest contributors were Invesco DB Oil Fund, Vanguard Real Estate ETF and iShares Russell 2000 ETF.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 23 for more information on this index.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2010 Through 4/30/2020)
Fund Performance History
IQ Real Return ETF
(as of April 30, 2020)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Real Return ETF Market Price1	-1.33%	0.94%	1.25%
IQ Real Return ETF NAV	-1.13%	1.08%	1.25%
IQ Real Return Index	-0.96%	1.35%	1.64%
Bloomberg Barclays U.S. Short Treasury Bond Index	2.46%	1.32%	0.74%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Leaders GTAA Tracker ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ Leaders GTAA Tracker ETF returned −7.32% at NAV (net asset value) and −7.31% at market price.1 To compare, the Fund’s Benchmark Index, IQ Leaders GTAA Tracker Index2 returned −7.09% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The ETF’s assets were allocated primarily to international and U.S. large-cap equities and high yield corporate bonds during the reporting period. Due largely to the impact of the COVID-19 pandemic, most equity and bond allocations produced negative returns. However, the ETF’s aggregate bond allocation enhanced returns, as did short positions in real estate and small-cap U.S. equities.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF uses derivative positions where necessary to help it track its Benchmark Index, which contains both long and short positions. The derivatives positions are primarily total return swaps on the ETFs at the weights in which they are included in the Benchmark Index. Derivatives are not used to gain leverage beyond the positions in the Benchmark Index; rather, they are used exclusively to enable the ETF to track its Benchmark Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index are driven by quantitative models. Given the rules-based nature of this approach, there is no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF’s allocations to intermediate Treasury bonds moved between long and short positions, averaging as a short position for the reporting period as a whole.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were Technology Select Sector SPDR Fund, iShares 7-10 Year Treasury Bond ETF and Health Care Select Sector SPDR Fund. During the same period, Vanguard Energy ETF, Energy Select Sector SPDR Fund and Vanguard Industrials ETF recorded the lowest total returns.
Which underlying ETFs were the strongest positive contributors to the ETF’s performance and which underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard Information Technology ETF, Technology Select Sector SPDR Fund and Health Care Select Sector SPDR Fund. The weakest contributors included Energy Select Sector SPDR Fund, Financial Select Sector SPDF Fund and SPDR Bloomberg Barclays Convertible Securities ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 25 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Leaders GTAA Tracker ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Leaders GTAA Tracker ETF Market Price2	-7.31%	1.35%	4.42%	21.96%
IQ Leaders GTAA Tracker ETF NAV	-7.32%	1.40%	4.45%	22.08%
IQ Leaders GTAA Tracker Index	-7.09%	1.67%	4.88%	24.43%
MSCI All Country World Index	-4.96%	4.46%	8.12%	43.07%

1
Fund Inception Date: 9/30/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Enhanced Core Plus Bond U.S. ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ Enhanced Core Plus Bond U.S. ETF returned 7.11% at NAV (net asset value) and 7.24% at market price.1 To compare, the Fund’s Benchmark Index, IQ Enhanced Core Plus Bond U.S. Index,2 returned 7.46% for the reporting period. The Bloomberg Barclays U.S. Aggregate Bond Index2 returned 10.84% for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). The ETF’s long-only strategy rotates among seven bond sectors: high yield corporate bonds; U.S. dollar-denominated emerging markets debt; investment grade corporate bonds; mortgage-backed securities (“MBS”); long-term U.S. Treasury bonds; intermediate-term U.S. Treasury bonds; and short-term U.S. Treasury bonds.
During the reporting period, the ETF’s core allocation to short-term Treasury securities was responsible for most of the ETF’s total returns. However, all sector allocations generated positive returns during the reporting period. While market volatility related to the COVID-19 pandemic caused the ETF’s performance to decline in mid-March 2020, performance rebounded in April.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The Benchmark Index’s maximum and minimum allocations to individual sectors varies based on the sector’s weight within the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF may allocate up to 25% of its assets to high yield corporate bonds, up to 5% to emerging markets debt and up to 50% to all other asset classes. During the reporting period, the ETF’s average allocations to high yield corporate bonds and emerging markets debt were below these levels, although maximum allocations were reached on certain rebalance days. MBS were the ETF’s dominant allocation, ranging between 0% and 50% during the same period. Allocations between long-term Treasury bonds and intermediate-term Treasury bonds rotated their exposures.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
In terms of total return, the best-performing underlying ETFs in the ETF during the reporting period were iShares 20+ Year Treasury Bond ETF, Vanguard Long-Term Treasury ETF and iShares JP Morgan USD Emerging Markets Bond ETF. During the same period, Vanguard Intermediate-Term Corporate Bond ETF, SPDR Portfolio Intermediate Term Corporate Bond and Vanguard Short-Term Corporate Bond ETF recorded the lowest total returns.
Which underlying ETFs were the strongest positive contributors to the ETF’s performance and which underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were iShares MBS ETF, Vanguard Long-Term Corporate Bond ETF and Schwab Short-Term U.S. Treasury ETF. The weakest

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 28 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

contributors were Vanguard Long-Term Treasury ETF, iShares 10-20 Year Treasury Bond ETF and Vanguard Emerging Markets Government Bond ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Enhanced Core Plus Bond U.S. ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Enhanced Core Plus Bond U.S. ETF Market Price2	7.24%	3.03%	2.94%	12.23%
IQ Enhanced Core Plus Bond U.S. ETF NAV	7.11%	3.04%	2.94%	12.22%
IQ Enhanced Core Plus Bond U.S. Index	7.46%	3.32%	3.20%	13.37%
Bloomberg Barclays U.S. Aggregate Bond Index	10.84%	5.17%	4.03%	17.00%

1
Fund Inception Date: 5/10/2016.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Short Duration Enhanced Core Bond U.S. ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ Short Duration Enhanced Core Bond U.S. ETF returned −1.43% at NAV (net asset value) and −1.42% at market price.1 To compare, the ETF’s Benchmark Index, IQ Short Duration Enhanced Core Bond U.S. Index2 returned −1.17% for the reporting period. The Bloomberg Barclays U.S. Government/Credit 1-5 Year Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 6.28% and 10.84%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The ETF is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in underlying exchange-traded funds (“ETFs”). During the reporting period, the COVID-19 pandemic damaged the global economy in an unprecedent way, which affected IQ Short Duration Enhanced Core Bond U.S. ETF performance negatively as well. The ETF’s allocation to short maturity high-yield corporate bonds generated the most significantly negative returns due to pandemic-related market anxiety. Conversely, allocations to short maturity investment-grade bonds enhanced the ETF’s performance, outperforming other sectors due to their shorter duration,3 which minimized duration risk. Short-term Treasury bonds also bolstered ETF performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Benchmark Index are driven by quantitative models that determine the weights across the various aggregate bond sectors based on short-term and long-term momentum signals. The Benchmark Index’s maximum and minimum allocations to individual sectors varies based on the sector’s weight within the broad U.S. bond market. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF’s allocations to short-term Treasury bonds and investment-grade credit rotated during the reporting period, resulting in an increased allocation to Treasury securities and a decreased allocation to investment-grade credit. The ETF also reduced its allocation to high-yield credit during the same period. By April 30, 2020, allocations to short-term Treasury instruments and investment-grade credit represented the ETF’s primary exposures, while high-yield and floating rate credits had zero weights.
During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?
Four underlying ETFs posted positive total returns during the reporting period, with iShares 0-5 Year Investment Grade Corporate Bond ETF reported the strongest performance, followed by Vanguard Short-Term Corporate Bond ETF, Schwab Short-Term US Treasury ETF and Vanguard Short-Term Treasury ETF. Conversely, four underlying ETFs posted negative total returns during the same period, with SPDR Bloomberg Barclays Short Term High Yield Bond ETF reporting the weakest performance, followed by iShares 0-5 Year High Yield Corporate Bond ETF, iShares Floating Rate Bond ETF and SPDR Bloomberg Barclays Investment Grade Floating Rate ETF.
Which underlying ETFs made the strongest contributions to the ETF’s performance during the reporting period and which underlying ETFs made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 31 for more information on this index.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Short-Term Corporate Bond ETF, Schwab Short-Term US Treasury ETF, Vanguard Short-Term Treasury ETF and iShares 0-5 Year Investment Grade Corporate Bond ETF. The weakest contributors included iShares 0-5 Year High Yield Corporate Bond ETF, SPDR Bloomberg Barclays Short Term High Yield Bond ETF, iShares Floating Rate Bond ETF and SPDR Bloomberg Barclays Investment Grade Floating Rate ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Short Duration Enhanced Core Bond U.S. ETF
(as of April 30, 2020)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Short Duration Enhanced Core Bond U.S. ETF Market Price2	-1.42%	0.55%	0.75%
IQ Short Duration Enhanced Core Bond U.S. ETF NAV	-1.43%	0.56%	0.77%
IQ Short Duration Enhanced Core Bond U.S. Index	-1.17%	0.82%	1.12%
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	6.28%	6.39%	8.85%
Bloomberg Barclays U.S. Aggregate Bond Index	10.84%	10.72%	14.98%

1
Fund Inception Date: 12/18/2018.

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ S&P High Yield Low Volatility Bond ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ S&P High Yield Low Volatility Bond ETF returned 0.71% at NAV (net asset value) and 1.34% at market price.1 To compare, the Fund’s Benchmark Index, S&P U.S. High Yield Low Volatility Corporate Bond Index2 returned 1.21% for the same period. The ICE BofAML U.S. High Yield Index returned −5.26% for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
The ETF seeks investment results that track the price and yield performance of its Benchmark Index, the S&P High Yield Low Volatility Corporate Bond Index. The Benchmark Index is made up of U.S. dollar-denominated high yield corporate bonds that have been selected in accordance with a rules-based methodology. This methodology is based on the concept that duration3 times spread4 (DTS) is an effective volatility measure of credit risk for corporate bonds. Overlaying the marginal contribution to risk (MCR) approach on the DTS of a corporate bond portfolio and measuring the credit risk of individual bonds in a portfolio context allows for a meaningful way to screen out riskier bonds. As such, the total return volatility for bonds in the S&P High Yield Low Volatility Corporate Bond Index is, in aggregate, expected to be lower relative to the aggregate group of bonds in the broad U.S. dollar-denominated high yield corporate bond market.
During the reporting period, the U.S. Federal Reserve Board (“Fed”) cut the targeted federal funds rate five times, including an emergency rate cut of 50 basis points on March 3, 2020 in response to the widening COVID-19 outbreak and a second emergency cut of 100 basis points on March 15th. (A basis point is one one-hundredth of a percentage point.) As a result, the federal funds rate declined from a range of 2.25-2.5% on April 30, 2019 to a range of 0-0.25% on April 30, 2020, matching its lowest rate in history. During the same period, the yield on the 2-year Treasury decreased from 2.33 to 0.25%. Rates on longer dated bonds also declined, with the 10-year Treasury moving from 2.5% to 0.67%.
To relieve the significant economic contraction caused by coronavirus, fiscal policy measures were also enacted, with the United States passing the CARES Act at the end of March. This fiscal support package, totaling over $2 trillion, was designed to cushion the economic blow of the virus and social distancing policies by providing direct cash support to the most affected households and helping business meet their immediate obligations.
U.S. equity markets were volatile throughout the reporting period. After setting a new all-time high in mid-February 2020, the S&P 500 Index declined more than 33% by mid-March, then recovered much the ground it lost in April.
According to the Bureau of Labor Statistics’ monthly job reports, the U.S. labor markets lost 701,000 nonfarm payroll jobs in March, wiping out the jobs added during January and February 2020 and ending a long period of robust job growth. More telling, however, was the record 6.6 million people who filed for unemployment benefits in the week ending March 28, according to the Department of Labor.
U.S. crude oil, as measured by West Texas Intermediate (WTI) pricing, was generally stable throughout the first three quarters of the reporting period before declining nearly 60% during the first three months of 2020.
U.K. Prime Minister Boris Johnson finalized a negotiated Brexit plan with the European Union in the latter half of 2019. After winning a substantial parliamentary majority in the December election, considered an endorsement of Johnson’s Brexit, Britain Parliament approved the deal and Britain exited the European Union on January 31, 2020.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 34 for more information on this index.

3
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Management’s Discussion of Fund Performance (unaudited)  (continued)

What factors affected the ETF’s performance during the reporting period?
The ETF underperformed the S&P U.S. High Yield Low Volatility Corporate Bond Index by 50 basis points during the reporting period, reflecting the ETF’s optimization process and bond market structure.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors in the Benchmark Index during the reporting period included tobacco, health care providers and services, and electric utilities. The sectors recording the lowest total returns over the same period included mortgage real estate investment trusts (REITs), oil & gas, and chemicals.
During the reporting period, which sectors made the strongest contributions to the ETF’s absolute performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the ETF’s absolute performance included media, health care providers and services, and wireless telecommunications services. The sectors making the weakest contributions to the ETF’s absolute performance over the reporting period were hotels restaurants & leisure, oil & gas, and consumer finance.
During the reporting period, which individual securities had the highest total returns and which securities had the lowest total returns?
In the Benchmark Index, the securities providing the highest total returns during the reporting period included securities issued by hospital operator HCA Healthcare, financial services company Ally Financial, streaming content provider Netflix and automotive manufacturer Ford Motor. The Benchmark Index components with the lowest total returns for the same period included securities issued by independent oil & gas exploration company WPX Energy and midstream oil & gas company DCP Midstream.
Which individual securities made the strongest contributions to the ETF’s absolute performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the securities that made the strongest contributions to the ETF’s absolute performance during the reporting period were issued by midstream energy provider Targa Resources Partners, streaming media content provider Netflix and hotel and motel operator Hilton Domestic Operating Co. The weakest contributors were issued by debt issuer CRC Escrow Issuer, independent oil & gas exploration company WPX Energy, rail and air transport manufacturer Bombardier, and health care services provider Tenet Healthcare.
Were there any changes in the Benchmark Index during the reporting period?
The security selection process of the Benchmark Index is designed to measure the performance of U.S. high yield bonds that exhibit low volatility characteristics as measured by marginal contribution to risk (MCR), and that meet both liquidity and maturity criteria. Bonds that meet the criteria of the S&P U.S. High Yield Low Volatility Corporate Bond Index are market value weighted, subject to an issuer weight cap whereby any issuer that exceeds 3% of the market value weight of the index is capped at 3%. The excess market value over the 3% cap is redistributed on a pro-rata basis to all the index bonds of the other issuers that are below the 3% cap. This process is then repeated until no issuer exceeds the 3% limit.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ S&P High Yield Low Volatility Bond ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ S&P U.S. High Yield Low Volatility Bond ETF Market Price2	1.34%	2.47%	2.93%	9.68%
IQ S&P U.S. High Yield Low Volatility Bond ETF NAV	0.71%	2.43%	2.72%	9.00%
S&P U.S. High Yield Low Volatility Corporate Bond Index	1.21%	2.80%	3.07%	10.18%
ICE BofAML US High Yield Index	-5.26%	1.43%	1.89%	6.19%

1
Fund Inception Date: 2/15/2017.

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Merger Arbitrage ETF returned 0.10% at NAV (net asset value) and −0.10% at market price.1 To compare, the Fund’s Benchmark Index, IQ Merger Arbitrage Index2 returned 0.50% for the reporting period. The HFRI Event Driven Merger Arbitrage Index,2 MSCI World Index2 and the S&P 500® Index2 returned −1.73%, −4.00% and 0.26%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic was the biggest factor undermining the global economy during the reporting period, which negatively affected the ETF’s performance as well.
The Benchmark Index seeks to capture the takeover premium of merger and acquisition (“M&A”) targets. Through a proprietary merger selection process, the Benchmark Index selects target companies satisfying all required selection criteria and holds securities until the premium has been realized through a successful merger or until any of the selection criteria are violated prior to the monthly reconstitution, in which case the security is dropped from the index. Key risks of the strategy include potential withdrawal or cancellation of a pending merger, the failure to meet selection criteria pertaining to liquidity, deal age or size requirements, and the risks associated with deal payment through the use of the acquiring company’s stock. Any or all of these conditions can result in under-realization of the deal premium.
During the reporting period, the number of global M&A deals remained fairly consistent, although at a decreasing size per deal. The embedded premium, however, remained steady. Approximately 9.3% of deals in which the Benchmark Index participated failed to complete due to deal termination or failure to maintain the strategy’s holding criteria. Approximately 60% of deals completed successfully, while 13% of deals were removed for failing to meet criteria necessary to remain in the Benchmark Index.
The strategy also employs a hedging methodology primarily using U.S. large-cap equities. While U.S. large-cap equities produced negative overall returns during the reporting period, the ETF’s hedges produced positive returns.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF used hedges to dampen potential downward price performance of the acquiring company’s stock used in stock-based transactions. In cases when the acquiring company’s economic sector performed positively, the hedge detracted from performance. Conversely, when the acquiring company’s economic sector performed negatively, the hedge contributed positively to performance. As mentioned above, during

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 37 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

the reporting period the ETF’s hedges produced positive returns. The ETF only hedged its exposure to stock-based transactions.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors in the Benchmark Index during the reporting period were energy, communication services and real estate. During the same period, the materials, industrials and financials sectors recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the ETF’s absolute performance were North America hedge, health care and non-North America hedge. The sectors providing the weakest contributions to the ETF’s absolute performance were consumer discretionary, industrials and financials.
During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period were Cincinnati Bell, UNIZO Holdings and Mobile Mini. Cincinnati Bell is a local exchange and wireless provider serving residential and business customers. UNIZO Holdings owns, leases and manages office buildings, golf courses and hotels. Mobile Mini provides portable storage solutions through its lease fleet of portable storage units.
The Benchmark Index components with the lowest total returns for the same period were Hexcel, Cineplex and AK Steel Holding. Hexcel develops, manufactures, and markets reinforcement products, composite materials and engineered products. Cineplex owns and operates movie theaters in Canada, and exhibits regular format films as well as digital, 3D and IMAX movies. AK Steel Holding, through subsidiaries, produces carbon, stainless and electrical flat-rolled steel for automotive, infrastructure, manufacturing and other markets, as well as carbon and stainless tubing for truck, automotive, and other markets.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were sector hedges, Industrial Select Sector SPDR Fund, Vanguard FTSE Europe ETF and iShares U.S. Financial Services ETF. The weakest contributors during the same period were vehicle manufacturer Fiat Chrysler, defense contractor Raytheon and automobile parts and equipment maker Delphi Technologies.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted and rebalanced monthly. Intra-month removal of deals occurs only for completed transactions. All other deals are removed at the monthly rebalance. The timing of the rebalance can have both positive and potentially adverse effects, depending on the circumstance of the deal, the number of competing offers and if new acquirers attempt to acquire existing targets. The ETF’s hedges are also reset at this time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2010 Through 4/30/2020)
Fund Performance History
IQ Merger Arbitrage ETF
(as of April 30, 2020)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Merger Arbitrage ETF Market Price1	-0.10%	1.88%	2.13%
IQ Merger Arbitrage ETF NAV	0.10%	1.96%	2.18%
IQ Merger Arbitrage Index	0.50%	2.59%	3.06%
HFRI ED: Merger Arbitrage Index	-1.73%	2.69%	2.96%
MSCI World Index	-4.00%	4.92%	7.68%
S&P 500 Index	0.26%	8.45%	11.00%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Global Resources ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Global Resources ETF returned −8.89% at NAV (net asset value) and −9.81% at market price.1 To compare, the Fund’s Benchmark Index, the IQ Global Resources Index2 returned −8.00% for the reporting period. The S&P Global Natural Resources Index-Net,2 Bloomberg Commodity Spot Index2 and MSCI® World Index2 returned −20.35%, −18.23% and −4.00%, respectively, during the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
Commodity prices had been weakening prior to the global shutdown brought on by the COVID-19 pandemic. Concerns about the possible end of the historic global bull market for equities weighed on commodity prices in general and on economically sensitive commodities like oil and industrial metals more specifically. The pandemic-induced global shutdown hit these commodities especially hard, with oil futures actually trading in negative territory for a brief time. The precious metals sector was the lone bright spot as global volatility drove investors to seek the relative safety of gold.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF uses derivative positions where necessary to help it track its Benchmark Index, which contains both long and short weights. The ETF’s derivatives positions consisted of short positions in futures contracts on the S&P 500 and MSCI EAFE Index. Over the full period, the short positions added value as international markets sold off. The U.S. markets were generally flat for this time period, although there was significant volatility.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors during the reporting period in the Benchmark Index included precious metals, water and the short domestic hedge. The energy, coal and industrials metals sectors recorded the lowest total returns during the same period.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 40 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the ETF’s absolute performance were precious metals, the short international hedge and water. The sectors that made the weakest contributions to the ETF’s absolute performance were energy, coal and industrial metals.
During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks producing the highest total returns during the reporting period included Yamana Gold, Kinross Gold and Barrick Gold Corporation. Yamana Gold is an intermediate gold producer with production, development stage and exploration properties throughout Brazil. Kinross Gold is involved in the exploration, development and production of gold globally. Barrick Gold Corporation is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.
The Benchmark Index constituents with the lowest total returns for the same period were Southern Energy, Peabody Energy and CONSOL Energy. Southern Energy is as an oil and natural gas exploration and production company. Peabody Energy mines and markets low sulfur coal, primarily for use by electric utilities. CONSOL Energy produces and exports high-bituminous thermal and crossover metallurgical coal.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Newmont and Barrick Gold (described above). Newmont acquires, explores, and develops mineral properties.
The weakest contributors to the ETF’s absolute performance during the same period were Teck Resources, China Shenhua Energy and Royal Dutch Shell. Teck Resources is an integrated natural resource group active in mining, smelting, and refining. China Shenhua Energy mines and distributes coal products. Royal Dutch Shell, is an integrated oil and gas company with diversified global operations.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted annually with monthly reweights. In turn, the ETF rebalances its sector weights each month according to a proprietary rotation methodology that overweights sectors with high price momentum and low valuation and underweights sectors with the opposite characteristics. The adjusted minimum and maximum weights for individual sectors are based on their model output scores.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2010 Through 4/30/2020)
Fund Performance History
IQ Global Resources ETF
(as of April 30, 2020)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Global Resources ETF Market Price1	-9.81%	-1.39%	-0.16%
IQ Global Resources ETF NAV	-8.89%	-1.27%	-0.10%
IQ Global Resources Index	-8.00%	0.25%	0.99%
S&P Global Natural Resources Index-Net	-20.35%	-1.52%	-0.92%
Bloomberg Commodity Spot Index	-18.23%	-3.69%	-2.48%
MSCI World Index	-4.00%	4.92%	7.68%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Global Agribusiness Small Cap ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ Global Agribusiness Small Cap ETF returned −12.34% at NAV (net asset value) and −13.12% at market price.1 To compare, the Fund’s Benchmark Index, IQ Global Agribusiness Small Cap Index2 returned −11.79% for the reporting period. The MSCI World Small Cap Index2 and the MSCI ACWI Select Agriculture Producers IMI Index2 returned −14.62% and −16.99%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
Global trade tensions had a negative impact on ETF performance. As the ETF focuses its investments in small capitalization companies primarily engaged in agribusiness, tariffs on agricultural products dampened global demand. For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
During the reporting period, the Benchmark Index’s livestock operations sector outperformed other sectors, posting the smallest negative contribution to return. (Contributions take weightings and total returns into account.) The crop production & farming sector posted the most significant negative contributions to return for the same period.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
The Benchmark Index is organized into five sectors. During the reporting period, they all generated negative returns. In terms of total return, livestock operations and agricultural chemicals were the best performing sectors in the Benchmark Index. The agricultural machinery, agricultural supplies & logistics, and crop production and farming sectors posted the weakest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sector that made the smallest negative contribution to the ETF’s absolute performance was livestock operations. The sectors that made the weakest contributions to the ETF’s absolute performance were crop production & farming, and agricultural machinery.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 43 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period were Elders Limited, Prima Meat Packers and Morinaga Milk Industry. Australia-based Elders Limited provides livestock, real estate, and wool agency services to rural and regional customers. Prima Meat Packers processes meat and processed food products in Japan. Morinaga Milk Industry produces and sells milk and related dairy products in Japan.
The Benchmark Index constituents with the lowest total returns for the same period were Titan International, Village Farms International and China BlueChemical. U.S.-based Titan International manufactures mounted tire and wheel systems for off-highway equipment used in agriculture, construction, mining, military, recreation and grounds care. Village Farms International is a Canadian producer of greenhouse-raised produce, primarily tomatoes, bell peppers and cucumbers. China BlueChemical manufactures and sells mineral fertilizers and chemicals.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting included Ausnutria Dairy, Nichirei and Morinaga Milk Industry (the latter described above). Ausnutria Dairy is a Hong Kong-based pediatric milk formula company. Japan-based Nichirei produces and distributes frozen food, ice and meat products.
The weakest contributors to the ETF’s absolute performance were AGCO, Golden Agri-Resources and Costa Group Holdings. U.S.-based AGCO manufactures and distributes agricultural equipment. Golden Agri-Resources, based in Singapore, cultivates, harvests, processes, distributes and sells crude palm oil and palm kernel. Costa Group Holdings is an Australian grower and marketer of fruits and vegetables.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted and rebalanced quarterly in accordance with the rules of the Benchmark Index.
During the reporting period, no significant corporate actions occurred.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Global Agribusiness Small Cap ETF
(as of April 30, 2020)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Global Agribusiness Small Cap ETF Market Price2	-13.12%	-4.20%	1.78%	2.38%	23.91%
IQ Global Agribusiness Small Cap ETF NAV	-12.34%	-3.82%	2.00%	2.50%	25.19%
IQ Global Agribusiness Small Cap Index	-11.79%	-3.20%	2.70%	3.11%	32.20%
MSCI World Small Cap Index	-14.62%	-0.49%	2.43%	5.73%	66.22%
MSCI ACWI Select Agriculture Producers IMI Index	-16.99%	-2.26%	-0.44%	0.20%	1.83%

1
Fund Inception Date: 3/22/2011.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ U.S. Real Estate Small Cap ETF returned −27.15% at NAV (net asset value) and −27.21% at market price.1 To compare, the Fund’s Benchmark Index, the IQ U.S. Real Estate Small Cap Index,2 returned −26.68% for the reporting period. The Dow Jones U.S. Real Estate Index2 returned −9.15% for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
Economically sensitive real estate investment trusts (“REITs”) were hit particularly hard by the pandemic-related economic shutdown. As travel came to a virtual standstill, hotel REITs sold off. Similarly, retail REITs posted sharply negative returns as most non-essential retail stores were closed. Mortgage REITs were also undermined by concerns that historically high unemployment would lead to delayed or missed mortgage payments.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors in the Benchmark Index were office REITs, specialized REITs and residential REITs. During the reporting period, mortgage REITs, hotel REITs and diversified REITs recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were specialized REITs, office REITs and residential REITs. The sectors that made the weakest contributions to the ETF’s absolute performance were mortgage REITs, retail REITs and diversified REITs.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 46 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks providing the highest total returns during the reporting period included Easterly Government Properties, Taubman Centers and QTS Realty Trust. Easterly Government Properties focuses primarily on the acquisition, development and management of Class A commercial properties that are leased to U.S. Government agencies serving essential government functions. Taubman Centers focuses on regional shopping centers. QTS Realty Trust Inc is an owner, developer and operator of carrier-neutral and multi-tenant data centers.
The Benchmark Index constituents with the lowest total returns for the reporting period were Braemar Hotels & Resorts, Ashford Hospitality Trust and Invesco Mortgage Capital. Braemar Hotels & Resorts acquires and invests in luxury hotels and resorts in the United States. Ashford Hospitality Trust is a self-advised REIT focusing on the lodging industry. Invesco Mortgage Capital acquires, finances and manages residential and commercial mortgage-backed securities and mortgage loans.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were QTS Realty Trust, Terreno Realty and Easterly Government Properties. QTS Realty Trust is an owner, developer and operator of carrier-neutral and multi-tenant data centers. Terreno Realty focuses on acquiring industrial real estate located in six major coastal U.S. markets: Southern California, San Francisco Bay Area, Seattle, Northern New Jersey, New York City, Washington D.C./Baltimore and South Florida. Easterly Government Properties focuses primarily on the acquisition, development and management of Class A commercial properties that are leased to U.S. Government agencies that serve essential government functions.
The weakest contributors to the ETF’s absolute performance during the same period were Invesco Mortgage Capital, Redwood Trust and Apollo Commercial Real Estate Finance. Invesco Mortgage Capital acquires, finances and manages residential and commercial mortgage-backed securities and mortgage loans. Redwood Trust focuses on making credit-sensitive investments in residential loans and other mortgage-related assets, as well as residential mortgage banking activities. Apollo Commercial Real Estate Finance acquires and manages commercial real estate mortgage loans, commercial mortgage-backed securities, commercial real estate corporate debt and loans, and other real estate-related debt investments in the United States.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted and rebalanced quarterly in accordance with the rules of the Benchmark Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2020)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price2	-27.21%	-8.85%	-2.93%	3.96%	41.18%
IQ U.S. Real Estate Small Cap ETF NAV	-27.15%	-8.81%	-2.87%	4.19%	43.95%
IQ U.S. Real Estate Small Cap Index	-26.68%	-8.23%	-2.16%	4.95%	53.64%
Dow Jones U.S. Real Estate Index	-9.15%	2.59%	4.41%	7.48%	89.80%

1
Fund Inception Date: 6/14/2011.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ 500 International ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ 500 International ETF returned −17.33% at NAV (net asset value) and −18.07% at market price.1 To compare, the Fund’s Benchmark Index, the IQ 500 International Index,2 returned −17.37% for the reporting period. The MSCI EAFE NR Index2 and the FTSE Developed ex U.S. Index2 returned −11.34% and −11.18%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic was the biggest factor negatively affecting the global economy during the reporting period, which negatively affected the ETF’s performance as well. During the reporting period, the health care sector contributed positively to the ETF’s performance. All other sectors’ returns detracted from performance. Global investing also exposed the ETF to currency fluctuations, and local market economies were another influence on performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the ETF’s best performing sectors during the reporting period were real estate and health care. During the same period, energy, materials and financials provided the weakest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors providing the strongest positive contributions to the ETF’s absolute performance were health care, real estate and information technology. The sectors making the weakest contributions to the ETF’s absolute performance were industrials, consumer discretionary and financials.
During the reporting period, which individual stocks had the highest total returns and which stocks had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period included Sun Art Retail Group, Hitachi High-Tech and Nomura Research Institute. Hong-Kong-based Sun Art Retail Group

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 49 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

operates hypermarkets, retails food and offers amenities such as restaurants, automated teller machines, pharmacies and dry cleaners. Hitachi High-Tech is a Japanese trading company handling a variety of products such as computers and peripherals, scientific instruments and systems, electronic devices, and industrial machinery and materials. Nomura Research Institute, also based in Japan, provides information technology, research, consulting and analysis for strategic business decision making.
The Benchmark Index constituents with the lowest total returns for the same period were Bombardier, Capita and Renault. Bombardier is a Canadian manufacturer of planes and trains. Capita provides an integrated range of business services across the United Kingdom’s public and private sectors. France-based Renault designs, manufactures, markets and repairs passenger cars and light commercial vehicles.
Which individual stocks made the strongest contributions to the ETF’s performance during the reporting period and which stocks made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that posted the strongest contributions to the ETF’s absolute performance during the reporting period were Roche Holding, NTT DoCoMo and Nestle. Switzerland-based Roche Holding develops and manufactures pharmaceutical and diagnostic products. Japan-based NTT DOCOMO provides various types of telecommunication services including cellular phones, satellite mobile communication, and wireless LAN networking. Nestle, also based in Switzerland, is a multinational packaged food company that manufactures and markets a wide range of food products. The weakest contributors to the ETF’s absolute performance during the same period were Royal Dutch Shell, Airbus and Glencore. Netherlands-based Royal Dutch Shell, through subsidiaries, explores, produces and refines petroleum. Airbus is a European multinational manufacturer of airplanes and military equipment. Glencore is a U.K.-based diversified natural resources company.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted annually and reviewed quarterly in accordance with the rules of the Benchmark Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ 500 International ETF
(as of April 30, 2020)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ 500 International ETF Market Price2	-18.07%	-8.17%	-11.10%
IQ 500 International ETF NAV	-17.33%	-7.59%	-10.32%
IQ 500 International Index	-17.37%	-7.58%	-10.33%
MSCI EAFE NR index	-11.34%	-2.02%	-2.78%
FTSE Developed ex U.S Index	-11.18%	-1.97%	-2.71%

1
Fund Inception Date: 12/13/2018.

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2020?
For the 12-month period ended April 30, 2020 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned −9.74% at NAV (net asset value) and −10.94% at market price.1 To compare, the Fund’s Benchmark Index, the FTSE Developed ex North America 50% Hedged to USD Index,2 returned −9.51% for the reporting period. The FTSE Developed ex North America Index Local Currency2 and FTSE Developed ex North America Index2 returned −8.06% and −10.98, respectively, for the same period.
The ETF invests in a representative sample of securities included in the Benchmark Index that collectively has an investment profile similar to the Benchmark Index. Due to the use of representative sampling, the ETF may or may not hold all of the securities that are included in the Benchmark Index.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
Developed international markets lagged the U.S. market through much of the reporting period as concerns surrounding economic growth weighed on returns. The COVID-19 virus outbreak proved to be particularly acute in several European countries, including Italy and France. As a result, developed international equities declined sharply, underperforming U.S. equities by even more during the closing months of the reporting period. At the same time, the U.S. dollar strengthened versus the Euro and most other international currencies, bolstering the ETF’s performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The Benchmark Index uses currency forwards to hedge 50% of the currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts. As mentioned above, the U.S. dollar strengthened versus the Euro and most other international currencies during the reporting period, enhancing the ETF’s performance due to the effect of its currency forwards.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return on a U.S. dollar basis, the best-performing sectors in the Benchmark Index during the reporting period were health care, information technology and utilities. During the same period, the energy, financials and real estate sectors recorded the lowest total returns.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 52 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns on a U.S. dollar basis into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care, information technology and utilities. The sectors that made the weakest contributions to the ETF’s absolute performance were financials, industrials and energy.
During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period included Polymetal International, M3 and Galapagos. Polymetal International provides precious metal mining services. M3 supplies medical information services for doctors through the Internet. Galapagos is a clinical-stage biotechnology company specializing in the discovery and development of small molecule medicines with novel modes of action; its pipeline comprises Phase 3, 2, 1, pre-clinical and discovery studies in cystic fibrosis, inflammation, fibrosis, osteoarthritis and other indications.
The Benchmark Index constituents producing the lowest total returns for the reporting period included NMC Health, SillaJen, and Micro Focus International. NMC Health is a diversified health care company with business sectors ranging from health care to trading and information technology. SillaJen provides medical research and development services. Micro Focus International creates infrastructure-related software solutions for small and mid-sized businesses.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns on a U.S. dollar basis into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Roche Holding, AstraZeneca and Nestle. Roche Holding develops and manufactures pharmaceutical and diagnostic products. AstraZeneca is holding company that researches, manufactures and sells pharmaceutical and medical products. Nestle is a multinational packaged food company.
The weakest contributors to the ETF’s absolute performance during the reporting period were HSBC Holdings, BP and Airbus. HSBC Holdings provides a variety of international banking and financial services, including retail and corporate banking, trade, trusteeship, securities, custody, capital markets, treasury, private and investment banking, and insurance. BP explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; generates solar energy; and manufactures and markets chemicals. Airbus manufactures airplanes and military equipment.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index was reconstituted by FTSE (the London-based Financial Times Stock Exchange) in September 2019 and March 2020 in accordance with the rules of the Benchmark Index. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price2	-10.94%	-0.01%	0.77%	3.72%
IQ 50 Percent Hedged FTSE International ETF NAV	-9.74%	0.47%	1.00%	4.85%
FTSE Developed ex North America 50% Hedged to USD Index	-9.51%	0.76%	1.46%	7.17%
FTSE Developed ex North America Index Local Currency	-8.06%	1.92%	2.45%	12.27%
FTSE Developed ex North America Index	-10.98%	-0.44%	0.41%	1.97%

1
Fund Inception Date: 7/22/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ 50 Percent Hedged FTSE Europe ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), the IQ 50 Percent Hedged FTSE Europe ETF returned −11.46% at NAV (net asset value) and −11.64% at market price.1 To compare, the Fund’s Benchmark Index, the FTSE Developed Europe 50% Hedged to USD Index2 returned −11.22% for the reporting period. The FTSE Developed Europe Index Hedged and the FTSE Developed Europe Index returned −9.24% and −13.22%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
Despite lower interest rates and lower valuation multiples, European equity markets lagged the U.S. market through much of the reporting period as concerns surrounding economic growth weighed on returns. The COVID-19 virus outbreak proved to be particularly acute in several European countries, including Italy and France. As a result, developed international equities declined sharply, underperforming U.S. equities by even more during the closing months of the reporting period. At the same time, the U.S. dollar strengthened versus the Euro and most other international currencies, bolstering the ETF’s performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The Benchmark Index uses currency forwards to hedge 50% of the currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts. As mentioned above, the U.S. dollar strengthened versus the Euro and most other international currencies during the reporting period, enhancing the ETF’s performance due to the effect of its currency forwards.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, on a U.S. dollar basis, the best-performing sectors in the Benchmark Index during the reporting period included health care, utilities and consumer staples. During the same period energy, financials and communication services recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns on a U.S. dollar basis into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care, utilities and

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 55 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

information technology. The sectors that produced the weakest contributions to the ETF’s absolute performance were financials, energy and industrials.
During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns on a U.S. dollar basis during the reporting period were Hapag-Lloyd, Polymetal International and Galapagos. Hapag-Lloyd is a container shipping line company. Polymetal International provides precious metal mining services. Galapagos is a clinical-stage biotechnology company specializing in the discovery and development of small molecule medicines with novel modes of action; its pipeline comprises Phase 3, 2, 1, pre-clinical and discovery studies in cystic fibrosis, inflammation, fibrosis, osteoarthritis and other indications.
The Benchmark Index constituents producing the lowest total returns for the reporting period included NMC Health, Cineworld Group and Micro Focus International. NMC Health is a diversified health care company. Cineworld Group operates cinemas throughout the United Kingdom and Ireland. Micro Focus International creates infrastructure-related software solutions for small and mid-sized businesses.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns on a U.S. dollar basis into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Roche Holding, AstraZeneca and Nestle. Roche Holding develops and manufactures pharmaceutical and diagnostic products. AstraZeneca is holding company that researches, manufactures and sells pharmaceutical and medical products. Nestle is a multinational packaged food company.
The weakest contributors to the ETF’s absolute performance during the reporting period were HSBC Holdings, BP and Airbus. HSBC Holdings provides a variety of international banking and financial services, including retail and corporate banking, trade, trusteeship, securities, custody, capital markets, treasury, private and investment banking, and insurance. BP explores for and produces oil and natural gas; refines, markets and supplies petroleum products; generates solar energy; and manufactures and markets chemicals. Airbus manufactures airplanes and military equipment.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index was reconstituted by FTSE (the London-based Financial Times Stock Exchange) in September 2019 and March 2020 in accordance with the rules of the Benchmark Index. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ 50 Percent Hedged FTSE Europe ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ 50 Percent Hedged FTSE Europe ETF Market Price2	-11.64%	-0.44%	0.55%	2.65%
IQ 50 Percent Hedged FTSE Europe ETF NAV	-11.46%	-0.22%	0.59%	2.86%
FTSE Developed Europe 50% Hedged to USD Index	-11.22%	0.12%	1.15%	5.60%
FTSE Developed Europe Index Hedged	-9.24%	1.45%	2.89%	14.60%
FTSE Developed Europe Index	-13.22%	-1.28%	-0.66%	-3.13%

1
Fund Inception Date: 7/22/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ 50 Percent Hedged FTSE Japan ETF perform during the 12 months ended April 30, 2020?
For the 12-month period ended April 30, 2020 (the “reporting period”), IQ 50 Percent Hedged FTSE Japan ETF returned −4.20% at NAV (net asset value) and −5.25% at market price.1 To compare, the Fund’s Benchmark Index, the FTSE Japan 50% Hedged to USD Index,2 returned −4.07% for the reporting period. The FTSE Japan Index Hedged2 and FTSE Japan Index2 returned −5.00% and −3.19, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
With a lower incidence of COVID-19 related illnesses, Japan fared somewhat better than the rest of the world. However, despite outperforming developed international markets as a whole, Japan was not immune from the global equity selloff. A strong rally in April helped the Japanese market to recover much of its losses, though it still ended the reporting period with a moderate loss. Additionally, the Japanese yen strengthened relative to the U.S. dollar providing an additional headwind for the ETF.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The Benchmark Index uses currency forwards to hedge 50% of its respective currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts. With the Japanese yen rising versus the U.S. dollar, the ETF’s currency forwards detracted from performance.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors in the Benchmark Index during the reporting period included health care, communication services and information technology. During the same period energy, materials and financials recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns on a U.S. dollar basis into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care, information technology and communication services. The sectors producing the weakest contributions to the ETF’s absolute performance included industrials, financials and materials.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 58 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period were M3, Kobe Bussan and Chugai Pharmaceutical. M3 supplies medical information services for doctors through the Internet. Kobe Bussan is a supermarket franchise store operator. Chugai Pharmaceutical manufactures and sells pharmaceuticals products.
The Benchmark Index constituents producing the lowest total returns for the reporting period included JFE Holdings, Konica Minolta and H.I.S. JFE Holdings engages in steel production and integrated engineering services. Konica Minolta primarily manufactures office equipment and performance materials. H.I.S. is a travel agency dealing with overseas bookings, package tours, air courier services and discount airline tickets.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Sony, Daichi Sankyo and Chugai Pharmaceutical. Sony manufactures audio equipment, home video game consoles, communications products and information technology products for the consumer and professional markets. Daiichi Sankyo develops pharmaceuticals for human and veterinary use, as well as medical tools and equipment. Chugai Pharmaceutical produces and sells pharmaceuticals products.
The weakest contributors to the ETF’s absolute performance during the reporting period were Softbank Group, Sumitomo Mitsui Financial Group and Mitsubishi UFJ Financial Group. SoftBank engages in a wide range of telecommunications, Internet and e-commerce businesses. Sumitomo Mitsui Financial provides commercial banking and a variety of financial services. Mitsubishi UFJ Financial provides a variety of financial and investment services, including commercial banking, trust banking, international finance and asset management.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index was reconstituted by FTSE (the London-based Financial Times Stock Exchange) in September 2019 and March 2020 in accordance with the rules of the Benchmark Index. Throughout the reporting period, FTSE made incremental adjustments to underlying constituent weights based on company shares in issue updates or float factors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ 50 Percent Hedged FTSE Japan ETF
(as of April 30, 2020)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ 50 Percent Hedged FTSE Japan ETF Market Price2	-5.25%	1.86%	0.61%	2.97%
IQ 50 Percent Hedged FTSE Japan ETF NAV	-4.20%	2.38%	0.90%	4.38%
FTSE Japan 50% Hedged to USD Index	-4.07%	2.66%	1.35%	6.61%
FTSE Japan Index Hedged	-5.00%	2.92%	0.25%	1.19%
FTSE Japan Index	-3.19%	2.32%	2.26%	11.29%

1
Fund Inception Date: 7/22/2015.

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Candriam ESG International Equity ETF perform during the period since its inception on December 17, 2019 through April 30, 2020 (the “reporting period”)?
For the reporting period, IQ Candriam ESG International Equity ETF returned −16.18% at NAV (net asset value) and −16.68% at market price.1 To compare, the Fund’s Benchmark Index, the Candriam ESG International Equity Index2 returned -16.65% for the reporting period. The MSCI EAFE NR USD Index2 returned −17.60% for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The Benchmark Index is designed to deliver exposure to equity securities of international companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. Accordingly, the ETF was exposed to international equity exposure. As described above, the COVID-19 pandemic drove international equity markets sharply lower in March 2020 before a partial recovery in late-March and April, developments that had significant impact on the ETF’s performance during the reporting period. Performance was further affected by high levels of equity and interest-rate volatility as U.S. Federal Reserve decreased interest rates aggressively from 2.5% to 0.25%.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
During reporting period, the best-performing sectors in the Benchmark Index in terms of total return included health care, consumer staples and utilities. During the same period, the energy, financials and real estate sectors recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the ETF’s absolute performance were health care, utilities and consumer staples. The sectors that made the weakest contributions to the ETF’s absolute performance were financials, industrials and consumer discretionary.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 61 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period were Nexi, Alibaba Health Information Technology and Sun Art Retail Group. Italy-based Nexi provides electronic payment services, including digital invoicing, credit card payment processing, online disbursement and other related services. Alibaba Health Information Technology is a Hong Kong-based integrated healthcare information and content service provider. Sun Art Retail Group, also based in Hong Kong, operates hypermarkets, retails food and offers amenities such as restaurants, automated teller machines, pharmacies and dry cleaners.
The Benchmark Index constituents with the lowest total returns for the reporting period were International Consolidated Airlines Group, Marks and Spenser Group and Renault. Spain-based International Consolidated Airlines Group provides transportation services, including international and domestic air passenger and cargo transportation services. Marks and Spencer Group is a U.K.-based holding company that, through its subsidiaries, retails clothing, food and home products. France-based Renault designs, manufactures, markets and repairs passenger cars and light commercial vehicles.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Roche Holding, AstraZeneca and Nestle. Switzerland-based Roche Holding develops and manufactures pharmaceutical and diagnostic products. U.K.-based AstraZeneca operates as a holding company that, through its subsidiaries, develops, manufactures and sells pharmaceutical and medical products. Switzerland-based Nestle is a multinational packaged food company that manufactures and markets a wide range of food products.
The weakest contributors to the ETF’s absolute performance during the same period were HSBC Holdings, TOTAL and Banco Santander. HSBC Holdings is the U.K.-based holding company for the HSBC Group, which provides a variety of international banking and financial services. France-based TOTAL explores for, produces, refines, transports, and markets oil and natural gas. Spain-based Banco Santander is a diversified financial company providing a wide range of commercial and retails banking products and services.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted and rebalanced quarterly in accordance with the rules of the Benchmark Index. During the reporting period, no significant corporate actions occurred.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Candriam ESG International Equity ETF
(as of April 30, 2020)
Since Inception1
Cumulative
IQ Candriam ESG International Equity ETF Market Price2	-16.68%
IQ Candriam ESG International Equity ETF NAV	-16.18%
IQ Candriam ESG International Equity Index	-16.65%
MSCI EAFE NR USD Index	-17.60%

1
Fund Inception Date: 12/17/2019.

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Candriam ESG U.S. Equity ETF perform during the period since its inception on December 17, 2019 through April 30, 2020 (the “reporting period”)?
For the reporting period, IQ Candriam ESG U.S. Equity ETF returned −3.59% at NAV (net asset value) and −3.64% at market price.1 To compare, the Fund's Benchmark Index, the IQ Candriam ESG U.S. Equity Index2 returned -3.60% for the reporting period. The S&P 500® Index2 returned −8.12% for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The Benchmark Index is designed to deliver exposure to equity securities of U.S. companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. Accordingly, the ETF was exposed to U.S. large- and mid-cap equity exposure. As described above, the COVID-19 pandemic drove U.S. equity markets sharply lower in March 2020 before a partial recovery in late-March and April, developments that had significant impact on the ETF’s performance during the reporting period. Performance was further affected by high levels of equity and interest-rate volatility as U.S. Federal Reserve decreased interest rates aggressively from 2.5% to 0.25%.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
During reporting period, the best-performing sectors in the Benchmark Index in terms of total return included consumer discretionary, information technology and health care. During the same period, the energy, financials and industrials sectors recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the ETF’s absolute performance were information technology, consumer discretionary and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were financials, communication services and industrials.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 64 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks with the highest total returns during the reporting period were Tesla, Newmont and NortonLifeLock. Tesla designs, manufactures and sells high-performance electric vehicles and electric vehicle powertrain components. Newmont acquires, explores and develops mineral properties, producing and marketing gold, copper, silver, zinc and lead. NortonLifeLock provides consumer cybersecurity solutions that enable consumers to protect their devices, online privacy, identity and home networks.
The Benchmark Index constituents with the lowest total returns for the reporting period were Targa Resources, Royal Caribbean Cruises and ONEOK. Targa Resources owns interests in a limited partnership that provides midstream natural gas and natural gas liquid services. Royal Caribbean Cruises operates a fleet of vessels in the cruise vacation industries. ONEOK is a diversified energy company involved in the natural gas and natural gas liquids business across the United States.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Amazon.com, Microsoft and Tesla. Amazon.com is an online retailer offering books, music, videotapes, computers, electronics, home and garden, and numerous other products. Microsoft develops, manufactures, licenses, sells, and supports software products, including operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. Tesla is described above.
The weakest contributors to the ETF’s absolute performance during the same period were AT&T, The Walt Disney Company and Coca-Cola. AT&T is a communication company providing local and long-distance phone service, wireless and data communications, Internet access and messaging, IP-based and satellite television, security services, telecommunications equipment, and directory advertising and publishing. The Walt Disney Company is an entertainment company with operations in media networks, park experiences & consumer products, studio entertainment and Direct-to-Consumer networks and channels. Coca-Cola manufactures, markets, and distributes soft drink concentrates and syrups.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index is reconstituted and rebalanced quarterly in accordance with the rules of the Benchmark Index. During the reporting period, no significant corporate actions occurred.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Candriam ESG U.S. Equity ETF
(as of April 30, 2020)
Since Inception1
Cumulative
IQ Candriam ESG U.S. Equity ETF Market Price2	-3.64%
IQ Candriam ESG U.S. Equity ETF NAV	-3.59%
IQ Candriam ESG US Equity Index	-3.60%
S&P 500 Index	-8.12%

1
Fund Inception Date: 12/17/2019.

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Chaikin U.S. Small Cap ETF perform during the 12 months ended April 30, 2020?
For the 12 months ended April 30, 2020 (the “reporting period”), IQ Chaikin U.S. Small Cap ETF returned −21.35% at NAV (net asset value) and −21.34% at market price.1 In comparison, the ETF’s Benchmark Index, the NASDAQ Chaikin Power U.S. Small Cap Index2 returned −21.08% for the reporting period. The Russell 2000 Index2 and the NASDAQ US 1500 Index2 returned −16.39% and −17.98%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic and the related closing of much of the global economy had a sharply negative impact on the ETF. Specifically, securities held in economically sensitive sectors such as industrials, consumer discretionary, energy and real estate were hit particularly hard. Bank stocks were also undermined as the difference between long-term rates at which banks lend fell very close to short-term rates at which banks finance their lending activity. This flattening of the yield curve3 put pressure on banks’ earnings as their profit margins were compressed.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
The sectors with the highest total returns in the Benchmark Index during the reporting period were information technology, consumer staples and utilities. During the same period energy, real estate and communication services recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care, information technology and energy. The sectors that made the weakest contributions to the ETF’s absolute performance were industrials, financials and consumer discretionary.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 67 for more information on this index.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks producing the highest total returns during the reporting period were GenMark Diagnostics, CNX Resources and Domo. GenMark Diagnostics is a molecular diagnostics company focused on developing and commercializing its biomarker detection technology. CNX Resources is an oil and gas exploration and production company. Domo designs and develops enterprise software; it offers a cloud-based executive management platform that gives users direct and real-time access to business information in one place for several industries, including media and marketing, telecommunication, retail, travel and leisure, technology, and financial services.
The Benchmark Index constituents with the lowest total returns for the reporting period were J.Jill, Liberty TripAdvisor and Braemar Hotels & Resorts. J.Jill retails women clothing, including sweaters, tops, pants, dresses, shorts, skirts, sleepwear and accessories. Liberty TripAdvisor operates the world’s largest travel platform, aggregating reviews and opinions from its community of travelers about, accommodations, restaurants experiences, airlines and cruises throughout the world. Braemar Hotels & Resorts is a real estate investment trust (“REIT”) that acquires and invests in luxury hotels and resorts in the United States.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Limelight Networks, GenMark Diagnostics and CNX Resources. Limelight Networks provides content delivery services for Internet distribution of video, music, games and downloads. GenMark Diagnostics is as a molecular diagnostics company focused on developing and commercializing its biomarker detection technology. CNX Resources is an oil and gas exploration and production company.
The weakest contributors to the ETF’s absolute performance were Braemar Hotels & Resorts (described above), Houghton Mifflin Harcourt and Ashford Hospitality Trust. Houghton Mifflin Harcourt Company is a global education and learning company. Ashford Hospitality Trust is a self-advised REIT focusing on the lodging industry.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index was reconstituted in April 2020 in accordance with the rules of the Benchmark Index. Additionally, the Benchmark Index methodology was modified to as follows: first, to replace the valuation-based secondary selection criteria with a low-volatility selection criteria; second, to increase the number of names included in the Benchmark Index up to 500; and third, to constrain sector weights to be within 20% of the sector weights of the base index from which the constituents are selected.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2020)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price2	-21.34%	-6.60%	-18.29%
IQ Chaikin U.S. Small Cap ETF NAV	-21.35%	-6.60%	-18.29%
NASDAQ Chaikin Power US Small Cap Index	-21.08%	-6.15%	-17.14%
Russell 2000 Index	-16.39%	-0.70%	-2.05%
NASDAQ US 1500 Index	-17.98%	-1.17%	-3.43%

1
Fund Inception Date: 5/16/2017.

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did IQ Chaikin U.S. Large Cap ETF perform during the 12 months ended April 30, 2020?
For the 12 months ending April 30, 2020 (the “reporting period”), IQ Chaikin U.S. Large Cap ETF returned −9.04% at NAV (net asset value) and −9.18% at market price.1 To compare, the Fund’s Benchmark Index, the NASDAQ Chaikin Power U.S. Large Cap Index,2 returned −8.82% for the reporting period. The S&P 500 Index2 and the NASDAQ US 300 Total Return Index2 returned 0.26% and 2.81%, respectively, for the same period.
What were the most significant factors and risks that influenced the markets in which the ETF invested during the reporting period?
For the majority of the reporting period, investors had to deal with volatility from an ongoing trade war between the United States and China; negotiations over the United States-Mexico-Canada Agreement (USMCA), a trade agreement to replace NAFTA; and uncertainty around the British separation from the European Union (Brexit). Despite these apparent headwinds, capital markets remained generally positive during the last eight months of 2019. At the end of the year, we saw meaningful progress on U.S. trade with China, an agreement on the USMCA and British elections that were decidedly pro-Brexit. Additionally, the impeachment trial of President Trump concluded with his acquittal in the U.S. Senate. These developments set the stage for a potentially strong 2020 until the COVID-19 virus spread throughout the world and brought the global economy to a standstill for the last two months of the reporting period. March 2020 was characterized by extreme volatility and sharp market sell-offs amid uncertainty regarding the duration and impact of the global economic shutdown. April saw a sudden reversal as capital markets stabilized and started a sharp recovery despite the rising trend of new COVID-19 cases and economic data characteristic of a recession or even a depression.
What factors affected the ETF’s performance during the reporting period?
The COVID-19 pandemic and the related closing of much of the global economy had a sharply negative impact on the ETF. Specifically, securities held in economically sensitive sectors such as industrials, consumer discretionary, energy and real estate were hit particularly hard. Bank stocks were also undermined as the difference between long-term rates at which banks lend fell very close to short-term rates at which banks finance their lending activity. This flattening of the yield curve3 put pressure on banks’ earnings as their profit margins were compressed.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF did not use derivatives during the reporting period.
During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?
In terms of total return, the best-performing sectors in the Benchmark Index during the reporting period were health care, communication services and real estate. During the same period materials, energy and consumer discretionary recorded the lowest total returns.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest positive contributions to the ETF’s absolute performance were health care, information technology and communication services. The sectors that made the weakest contributions to the ETF’s absolute performance were financials, consumer discretionary and materials.

1
The price used to calculate the market price returns is the mean between the day's last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 70 for more information on this index.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which securities had the highest total returns and which securities had the lowest total returns?
Within the Benchmark Index, the stocks generating the highest total returns during the reporting period were Tesla, Snap and Valero Energy. Tesla designs, manufactures and sells high-performance electric vehicles and electric vehicle powertrain components. Snap provides technology and social media services, and develops mobile camera application products and services that allow users to send and receive photos, drawings, text and videos. Valero Energy is an independent petroleum refining and marketing company that owns and operates refineries in the United States, Canada and Aruba.
The Benchmark Index constituents with the lowest total returns for the reporting period were DXC Technology, Carnival Corporation and Marathon Petroleum. DXC Technology provides a wide range of information technology services to global enterprises. Carnival owns and operates cruise ships offering cruises to all major vacation destinations. Marathon Petroleum refines, supplies, markets, and transports petroleum products.
Which securities made the strongest contributions to the ETF’s performance during the reporting period and which securities made the weakest contributions?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Tesla and Snap, both described above, and Microsoft. Microsoft develops, manufactures, licenses, sells and supports software products for enterprises and individuals.
The weakest contributors were Carnival Corporation and DXC Technology, both described above, and Capital One Financial. Capital One Financial is a commercial bank and depository institution offering personal credit cards, investment products, loans and online banking services.
Were there any changes in the Benchmark Index during the reporting period?
The Benchmark Index was reconstituted in April 2020 in accordance with the rules of the Benchmark Index. Additionally, the Benchmark Index methodology was modified as follows: first, to replace the valuation-based secondary selection criteria with a low-volatility selection criteria; second, to increase the number of names included in the Benchmark Index up to 100; and third, to constrain sector weights to within 20% of the sector weights of the base index from which the constituents are selected.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2020)
Fund Performance History
IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2020)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price2	-9.18%	-3.49%	-8.10%
IQ Chaikin U.S. Large Cap ETF NAV	-9.04%	-3.43%	-7.97%
NASDAQ Chaikin Power U.S. Large Cap Index	-8.82%	-3.18%	-7.42%
S&P 500 Index	0.26%	5.24%	12.95%
NASDAQ US 300 Total Return Index	2.81%	6.81%	17.01%

1
Fund Inception Date: 12/13/2017.

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expenselimitations, without which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2019 to 04/30/2020” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds in which each Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/2019	Ending Account Value 4/30/2020	Annualized Expense Ratios for the Period 11/01/2019 to 04/30/2020	Expenses1 Paid During the Period 11/01/2019 to 04/30/2020
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$975.10	0.54%	$2.65
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.18	0.54%	$2.72
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$980.40	0.41%	$2.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.82	0.41%	$2.06
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$974.80	0.41%	$2.01
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.82	0.41%	$2.06
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$973.30	0.41%	$2.01
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.82	0.41%	$2.06
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$990.30	0.41%	$2.03
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.82	0.41%	$2.06

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2019	Ending Account Value 4/30/2020	Annualized Expense Ratios for the Period 11/01/2019 to 04/30/2020	Expenses1 Paid During the Period 11/01/2019 to 04/30/2020
IQ Real Return ETF
Actual	$1,000.00	$978.10	0.21%	$1.03
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.82	0.21%	$1.06
IQ Leaders GTAA Tracker ETF
Actual	$1,000.00	$904.20	0.24%	$1.14
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.67	0.24%	$1.21
IQ Enhanced Core Plus Bond U.S. ETF
Actual	$1,000.00	$1,027.50	0.21%	$1.06
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.82	0.21%	$1.06
IQ Short Duration Enhanced Core Bond U.S. ETF
Actual	$1,000.00	$958.20	0.21%	$1.02
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.82	0.21%	$1.06
IQ Merger Arbitrage ETF
Actual	$1,000.00	$966.30	0.76%	$3.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Global Resources ETF
Actual	$1,000.00	$925.90	0.76%	$3.64
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ Global Agribusiness Small Cap ETF
Actual	$1,000.00	$902.30	0.76%	$3.59
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.76%	$3.82
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$673.60	0.70%	$2.91
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52
IQ S&P High Yield Low Volatility Bond ETF
Actual	$1,000.00	$964.00	0.40%	$1.95
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.87	0.40%	$2.01
IQ 500 International ETF
Actual	$1,000.00	$810.70	0.25%	$1.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$870.90	0.20%	$0.93
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.87	0.20%	$1.01
IQ 50 Percent Hedged FTSE Europe ETF
Actual	$1,000.00	$858.70	0.30%	$1.39
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.37	0.30%	$1.51
IQ 50 Percent Hedged FTSE Japan ETF
Actual	$1,000.00	$902.70	0.30%	$1.42
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.37	0.30%	$1.51
IQ Candriam ESG International Equity ETF
Actual	$1,000.00	$838.20	0.15%	$0.51*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.12	0.15%	$0.75
IQ Candriam ESG U.S. Equity ETF
Actual	$1,000.00	$964.10	0.09%	$0.33*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.42	0.09%	$0.45

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2019	Ending Account Value 4/30/2020	Annualized Expense Ratios for the Period 11/01/2019 to 04/30/2020	Expenses1 Paid During the Period 11/01/2019 to 04/30/2020
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$767.70	0.35%	$1.54
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.12	0.35%	$1.76
IQ Chaikin U.S. Large Cap ETF
Actual	$1,000.00	$876.90	0.25%	$1.17
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.62	0.25%	$1.26

*
Fund commenced operation on December 17, 2019. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 136/366 (to reflect commencement of operation).

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366.

Portfolio Summaries* (unaudited)

April 30, 2020
IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $739.7
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	29.2%
Money Market Funds	11.9
Bank Loan Funds	7.5
Investment Grade Corporate Bond Funds	7.2
Floating Rate — Investment Grade Funds	5.9
Mortgage Backed Securities Funds	5.1
U.S. Large Cap Core Funds	4.9
International Small Cap Equity Funds	4.2
International Equity Core Funds	4.1
U.S. Large Cap Growth Funds	3.5
High Yield Corporate Bond Funds	3.1
Europe Equity Funds	2.6
U.S. Preferred Funds	2.3
U.S. Dollar Fund	2.3
Convertible Bond Fund	2.0
Euro Fund	2.0
International Large Cap Growth Fund	2.0
U.S. Medium Term Treasury Bond Funds	1.7
Asia Pacific Equity Funds	1.6
Emerging Equity Funds	1.6
Gold Funds	1.4
Japan Equity Fund	1.3
Emerging Markets Small Cap Equity Fund	0.8
U.S. Small Cap Growth Funds	0.7
Emerging Bonds — Local Currency Funds	0.7
Volatility Note	0.7
Broad Fund	0.5
BRIC Equity Funds	0.3
Treasury Inflation-Protected Securities Fund	0.3
U.S. Long Term Treasury Bond Funds	0.3
Silver Fund	0.2
Emerging Bonds — USD Funds	0.2
British Pound Fund	0.1
Total Investments	112.2
Other Assets and Liabilites, Net	(12.2)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $3.8
Asset Class	% of Net Assets
U.S. Ultra Short-Term Bond Funds	32.0%
Convertible Bond Fund	12.2
Investment Grade Corporate Bond Funds	10.3
Money Market Funds	6.3
Emerging Equity Funds	6.2
U.S. Medium Term Treasury Bond Funds	6.0
Floating Rate — Investment Grade Funds	4.5
Emerging Bonds — Local Currency Funds	4.5
Gold Funds	3.2
U.S. Large Cap Core Fund	3.1
Broad Fund	2.9
Japan Equity Fund	2.8
Emerging Small Cap Equity Fund	2.4
U.S. Large Cap Growth Funds	2.3
Emerging Bonds — USD Funds	2.3
U.S. Dollar Fund	2.2
BRIC Equity Funds	2.0
Europe Equity Fund	0.8
Silver Fund	0.5
Total Investments	106.5
Other Assets and Liabilites, Net	(6.5)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2020
IQ Hedge Market Neutral Tracker ETF
Net Assets ($ mil): $18.0
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	38.3%
Money Market Funds	18.8
Bank Loan Funds	12.8
Floating Rate — Investment Grade Funds	8.9
Mortgage Backed Securities Funds	8.7
International Small Cap Equity Funds	6.5
High Yield Corporate Bond Funds	5.4
Investment Grade Corporate Bond Funds	5.3
Europe Equity Funds	4.0
U.S. Small Cap Growth Funds	3.4
Asia ex Japan Equity Funds	2.8
Euro Fund	2.3
Convertible Bond Fund	0.9
Treasury Inflation-Protected Securities Fund	0.5
Emerging Equity Funds	0.5
British Pound Fund	0.1
U.S. Dollar Fund	0.1
Total Investments	119.3
Other Assets and Liabilites, Net	(19.3)
Total Net Assets	100.0%
IQ Hedge Long/Short Tracker ETF
Net Assets ($ mil): $10.7
Asset Class	% of Net Assets
International Equity Core Funds	16.5%
U.S. Preferred Funds	16.1
U.S. Large Cap Growth Funds	16.0
U.S. Large Cap Core Funds	14.1
U.S. Ultra Short Term Bond Funds	10.1
Money Market Funds	9.1
International Large Cap Growth Fund	7.9
Bank Loan Funds	7.6
International Small Cap Equity Funds	3.9
Investment Grade Corporate Bond Funds	3.8
U.S. Long Term Treasury Bond Funds	3.8
Volatility Note	0.9
Total Investments	109.8
Other Assets and Liabilites, Net	(9.8)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ Hedge Event-Driven Tracker ETF
Net Assets ($ mil): $8.4
Asset Class	% of Net Assets
High Yield Corporate Bond Funds	31.6%
Money Market Funds	26.9
Bank Loan Funds	24.4
Investment Grade Corporate Bond Funds	18.7
U.S. Small Cap Growth Funds	8.9
U.S. Preferred Funds	8.3
Convertible Bond Fund	7.8
Total Investments	126.6
Other Assets and Liabilites, Net	(26.6)
Total Net Assets	100.0%
IQ Real Return ETF
Net Assets ($ mil): $51.2
Asset Class	% of Net Assets
U.S. Ultra Short-Term Bond Funds	83.1%
Money Market Funds	17.2
U.S. Large Cap Core Funds	10.4
U.S. REITS Funds	5.7
Oil Fund	0.8
Total Investments	117.2
Other Assets and Liabilites, Net	(17.2)
Total Net Assets	100.0%
IQ Leaders GTAA Tracker ETF
Net Assets ($ mil): $11.9
Asset Class	% of Net Assets
International Equity Core Funds	32.6%
U.S. Large Cap Core Funds	28.9
High Yield Corporate Bond Funds	10.4
U.S. Medium Term Treasury Bond Fund	8.7
Investment Grade Corporate Bond Funds	7.6
Emerging Equity Funds	6.5
Aggregate Bond Funds	6.1
Money Market Funds	5.0
Total Investments	105.8
Other Assets and Liabilites, Net	(5.8)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2020
IQ Enhanced Core Plus Bond U.S. ETF
Net Assets ($ mil): $69.0
Asset Class	% of Net Assets
Mortgage Backed Securities Funds	49.7%
U.S. Short-Term Treasury Bond Funds	30.7
U.S. Intermediate Term Treasury Bond Funds	18.4
Money Market Funds	1.9
U.S. Long Term Treasury Bond Funds	1.1
Total Investments	101.8
Other Assets and Liabilites, Net	(1.8)
Total Net Assets	100.0%
IQ Short Duration Enhanced Core Bond U.S. ETF
Net Assets ($ mil): $4.9
Asset Class	% of Net Assets
U.S. Short-Term Treasury Bond Funds	83.7%
Investment Grade Corporate Bond Funds	16.3
Money Market Funds	0.3
Total Investments	100.3
Other Assets and Liabilites, Net	(0.3)
Total Net Assets	100.0%
IQ S&P High Yield Low Volatility Bond ETF
Net Assets ($ mil): $51.3
Industry	% of Net Assets
Media	15.1%
Health Care	14.9
Telecommunication Services	14.5
Consumer Discretionary	10.9
Industrials	9.3
Consumer Staples	8.6
Materials	7.4
Information Technology	5.4
Utilities	4.2
Financials	3.9
Energy	2.4
Money Market Fund	2.2
Real Estate	0.7
Transportation	0.4
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ Merger Arbitrage ETF
Net Assets ($ mil): $723.6
Industry	% of Net Assets
Financials	24.6%
Information Technology	19.1
Consumer Discretionary	17.8
Money Market Fund	12.7
Industrials	6.3
Health Care	5.7
U.S. Ultra Short Term Bond Funds	5.1
Real Estate	3.7
Utilities	2.2
Communication Services	2.0
Consumer Staples	0.2
Total Investments	99.4
Other Assets and Liabilites, Net	0.6
Total Net Assets	100.0%
IQ Global Resources ETF
Net Assets ($ mil): $22.9
Industry	% of Net Assets
Energy	16.4%
Precious Metals	16.3
Livestock	14.0
Grains Food Fiber	13.2
Timber	10.7
Industrial Metals	7.8
Water	8.0
Coal	6.1
Money Market Funds	5.2
U.S. Ultra Short Term Bond Funds	4.6
Total Investments	102.3
Other Assets and Liabilites, Net	(2.3)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2020
IQ Global Agribusiness Small Cap ETF
Net Assets ($ mil): $7.1
Industry	% of Net Assets
Crop Production and Farming	43.8%
Livestock Operations	24.2
Agricultural Chemicals	16.2
Agricultural Machinery	8.7
Money Market Funds	7.4
Agricultural Supplies and Logistics	7.0
Total Investments	107.3
Other Assets and Liabilites, Net	(7.3)
Total Net Assets	100.0%
IQ U.S. Real Estate Small Cap ETF
Net Assets ($ mil): $40.7
Asset Class	% of Net Assets
Specialized REITs	28.3%
Retail REITs	19.5
Office REITs	16.5
Diversified REITs	14.6
Mortgage REITs	9.7
Hotel REITs	8.2
Residential REITs	2.8
Money Market Funds	2.6
Total Investments	102.2
Other Assets and Liabilites, Net	(2.2)
Total Net Assets	100.0%
IQ 500 International ETF
Net Assets ($ mil): $218.5
Industry	% of Net Assets
Industrials	21.7%
Consumer Discretionary	14.9
Consumer Staples	11.5
Materials	9.4
Communication Services	8.9
Financials	8.9
Health Care	7.3
Energy	6.6
Utilities	6.1
Information Technology	5.6
Money Market Fund	4.3
Total Investments	105.2
Other Assets and Liabilites, Net	(5.2)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ 50 Percent Hedged FTSE International ETF
Net Assets ($ mil): $249.6
Industry	% of Net Assets
Financials	16.1%
Industrials	14.4
Health Care	14.3
Consumer Staples	11.7
Consumer Discretionary	10.9
Information Technology	9.3
Materials	7.4
Communication Services	5.4
Utilities	3.8
Energy	3.7
Money Market Fund	3.6
Real Estate	3.0
Total Investments	103.6
Other Assets and Liabilites, Net	(3.6)
Total Net Assets	100.0%
IQ 50 Percent Hedged FTSE Europe ETF
Net Assets ($ mil): $7.7
Industry	% of Net Assets
Health Care	17.0%
Financials	15.7
Consumer Staples	14.6
Industrials	13.1
Consumer Discretionary	9.4
Materials	7.4
Information Technology	6.8
Energy	5.2
Utilities	4.9
Money Market Fund	4.8
Communication Services	4.4
Real Estate	1.7
Total Investments	105.0
Other Assets and Liabilites, Net	(5.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2020
IQ 50 Percent Hedged FTSE Japan ETF
Net Assets ($ mil): $7.7
Industry	% of Net Assets
Industrials	20.9%
Consumer Discretionary	17.8
Information Technology	12.1
Health Care	11.0
Financials	9.5
Consumer Staples	9.0
Communication Services	8.8
Materials	5.6
Real Estate	2.5
Utilities	1.8
Money Market Fund	1.1
Energy	0.7
Total Investments	100.8
Other Assets and Liabilites, Net	(0.8)
Total Net Assets	100.0%
IQ Candriam ESG International Equity ETF
Net Assets ($ mil): $46.2
Industry	% of Net Assets
Financials	17.3%
Health Care	14.7
Industrials	13.7
Consumer Discretionary	11.9
Consumer Staples	12.0
Information Technology	8.3
Materials	7.0
Communication Services	6.5
Real Estate	3.1
Utilities	3.0
Energy	2.3
Money Market Fund	1.2
Total Investments	101.0
Other Assets and Liabilites, Net	(1.0)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

(a)
Less than 0.05%.

IQ Candriam ESG U.S. Equity ETF
Net Assets ($ mil): $6.0
Industry	% of Net Assets
Information Technology	32.8%
Health Care	16.0
Consumer Discretionary	13.7
Communication Services	10.9
Consumer Staples	6.6
Financials	5.7
Industrials	5.2
Real Estate	3.7
Materials	2.8
Utilities	1.6
Energy	0.8
Money Market Fund	0.2
Total Investments	100.0
Other Assets and Liabilites, Net	0.0(a)
Total Net Assets	100.0%
IQ Chaikin U.S. Small Cap ETF
Net Assets ($ mil): $103.1
Industry	% of Net Assets
Financials	21.4%
Industrials	16.5
Health Care	15.2
Information Technology	13.1
Consumer Discretionary	10.9
Real Estate	7.1
Communication Services	4.0
Materials	3.9
Energy	3.3
Consumer Staples	3.3
Money Market Funds	3.1
Utilities	1.2
Total Investments	103.0
Other Assets and Liabilites, Net	(3.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2020
IQ Chaikin U.S. Large Cap ETF
Net Assets ($ mil): $220.6
Industry	% of Net Assets
Information Technology	25.4%
Health Care	15.9
Financials	14.7
Communication Services	10.1
Consumer Discretionary	9.3
Industrials	7.7
Consumer Staples	5.5
Utilities	3.8
Energy	3.5
Real Estate	2.9
Materials	1.0
Money Market Funds	0.1
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2020
	Shares	Value
Exchange Traded Note — 0.7%
Volatility Note — 0.7%
iPath Series B S&P 500 VIX Short-Term Futures ETN*(a)
(Cost $2,419,945)	126,012	$4,772,074
Exchange Traded Vehicles — 6.0%
British Pound Fund — 0.1%
Invesco CurrencyShares British Pound Sterling Trust*(a)	4,690	572,321
Euro Fund — 2.0%
Invesco CurrencyShares Euro Currency Trust*(a)	142,565	14,761,180
Gold Funds — 1.4%
Aberdeen Standard Physical Gold Shares ETF*(a)	40,323	655,249
Graniteshares Gold Trust*(a)	20,516	344,258
iShares Gold Trust*	559,736	9,017,347
SPDR Gold MiniShares Trust*	40,491	681,868
Total Gold Funds		10,698,722
Silver Fund — 0.2%
iShares Silver Trust*	125,644	1,756,503
U.S. Dollar Fund — 2.3%
Invesco DB U.S. Dollar Index Bullish Fund	622,216	16,669,167
Total Exchange Traded Vehicles
(Cost $44,504,610)		44,457,893
Investment Companies — 86.0%
Asia Pacific Equity Funds — 1.6%
iShares Core MSCI Pacific ETF	52,812	2,597,822
Vanguard FTSE Pacific ETF(a)	151,338	8,874,461
Total Asia Pacific Equity Funds		11,472,283
Bank Loan Funds — 7.5%
Invesco Senior Loan ETF(a)	1,878,966	39,420,707
SPDR Blackstone / GSO Senior Loan ETF(a)	383,868	16,034,166
Total Bank Loan Funds		55,454,873
BRIC Equity Funds — 0.3%
iShares China Large-Cap ETF(a)	24,954	962,975
iShares MSCI China ETF	19,963	1,197,381
SPDR S&P China ETF	2,977	285,077
Total BRIC Equity Funds		2,445,433
Broad Fund — 0.5%
FlexShares Global Upstream Natural Resources Index Fund(a)	139,498	3,604,628
Convertible Bond Fund — 2.0%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	278,059	14,801,081
Emerging Bonds — Local Currency Funds — 0.7%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF(a)	45,250	1,140,752
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	145,744	4,210,544
WisdomTree Emerging Markets Local Debt Fund	6,324	189,594
Total Emerging Bonds — Local Currency Funds		5,540,890

	Shares	Value
Investment Companies (continued)
Emerging Bonds — USD Funds — 0.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	13,242	$1,330,821
Vanguard Emerging Markets Government Bond ETF	2,261	162,882
Total Emerging Bonds — USD Funds		1,493,703
Emerging Equity Funds — 1.6%
iShares Core MSCI Emerging Markets ETF	104,755	4,573,603
iShares Edge MSCI Min Vol Emerging Markets ETF(a)	37,445	1,893,968
Vanguard FTSE Emerging Markets ETF	138,282	5,001,660
Total Emerging Equity Funds		11,469,231
Emerging Markets Small Cap Equity Fund — 0.8%
SPDR S&P Emerging Markets SmallCap ETF	164,442	5,997,200
Europe Equity Funds — 2.6%
iShares Core MSCI Europe ETF(a)	96,281	3,799,248
Vanguard FTSE Europe ETF(a)	271,347	12,500,956
Xtrackers MSCI Europe Hedged Equity ETF	100,695	2,587,862
Total Europe Equity Funds		18,888,066
Floating Rate — Investment Grade Funds — 5.9%
iShares Floating Rate Bond ETF(a)	649,066	32,453,300
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF(a)	373,645	11,261,660
Total Floating Rate — Investment Grade Funds		43,714,960
High Yield Corporate Bond Funds — 3.1%
iShares 0-5 Year High Yield Corporate Bond ETF	317,071	13,386,738
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(a)	396,707	9,751,058
Total High Yield Corporate Bond Funds		23,137,796
International Equity Core Funds — 4.1%
iShares Core MSCI EAFE ETF	283,163	15,016,134
Vanguard FTSE Developed Markets ETF(a)	436,990	15,591,803
Total International Equity Core Funds		30,607,937
International Large Cap Growth Fund — 2.0%
iShares MSCI EAFE Growth ETF(a)	193,637	14,722,221
International Small Cap Equity Funds — 4.2%
Schwab International Small-Cap Equity ETF(a)	351,831	9,534,620
Vanguard FTSE All World ex-U.S. Small-Cap ETF(a)	248,954	21,743,642
Total International Small Cap Equity Funds		31,278,262
Investment Grade Corporate Bond Funds — 7.2%
iShares Broad USD Investment Grade Corporate Bond ETF(a)	38,987	2,269,043
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	189,668	24,499,416
SPDR Portfolio Short Term Corporate Bond ETF	67,529	2,088,672

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
	Shares	Value
Investment Companies (continued)
Investment Grade Corporate Bond Funds (continued)
Vanguard Intermediate-Term Corporate Bond ETF	176,559	$16,128,665
Vanguard Short-Term Corporate Bond ETF(a)	102,824	8,336,970
Total Investment Grade Corporate Bond Funds		53,322,766
Japan Equity Fund — 1.3%
Xtrackers MSCI Japan Hedged Equity ETF(a)	253,548	9,378,741
Mortgage Backed Securities Funds — 5.1%
iShares MBS ETF(a)	222,411	24,709,862
Vanguard Mortgage-Backed Securities ETF(a)	231,374	12,642,276
Total Mortgage Backed Securities Funds		37,352,138
Treasury Inflation-Protected Securities Fund — 0.3%
iShares TIPS Bond ETF(a)	16,532	2,005,497
U.S. Large Cap Core Funds — 4.9%
Energy Select Sector SPDR Fund(a)	336,488	12,786,544
Financial Select Sector SPDR Fund(a)	578,316	13,179,822
Health Care Select Sector SPDR Fund(a)	60,909	6,074,454
Technology Select Sector SPDR Fund	48,532	4,436,310
Total U.S. Large Cap Core Funds		36,477,130
U.S. Large Cap Growth Funds — 3.5%
iShares Core S&P U.S. Growth ETF(a)	41,715	2,724,407
Schwab U.S. Large-Cap Growth ETF(a)	34,426	3,144,815
SPDR Portfolio S&P 500 Growth ETF(a)	53,916	2,201,929
Vanguard Growth ETF(a)	91,607	16,518,574
Vanguard Russell 1000 Growth ETF(a)	7,043	1,252,457
Total U.S. Large Cap Growth Funds		25,842,182
U.S. Long Term Treasury Bond Funds — 0.3%
iShares 20+ Year Treasury Bond ETF(a)	9,324	1,554,684
SPDR Portfolio Long Term Treasury ETF	3,551	169,383
Vanguard Long-Term Treasury ETF(a)	1,738	176,963
Total U.S. Long Term Treasury Bond Funds		1,901,030
U.S. Medium Term Treasury Bond Funds — 1.7%
iShares 3-7 Year Treasury Bond ETF	48,695	6,492,991
Schwab Intermediate-Term U.S. Treasury ETF	48,586	2,853,456
Vanguard Intermediate-Term Treasury ETF	45,697	3,218,440
Total U.S. Medium Term Treasury Bond Funds		12,564,887
U.S. Preferred Funds — 2.3%
Invesco Preferred ETF(a)	322,901	4,588,423
iShares Preferred & Income Securities ETF(a)	368,075	12,753,799
Total U.S. Preferred Funds		17,342,222
U.S. Small Cap Growth Funds — 0.7%
iShares Russell 2000 Growth ETF(a)	11,817	2,154,711
iShares S&P Small-Cap 600 Growth ETF(a)	6,792	1,052,081
Vanguard Small-Cap Growth ETF(a)	13,343	2,335,292

	Shares	Value
Investment Companies (continued)
U.S. Small Cap Growth Funds (continued)
Total U.S. Small Cap Growth Funds		$5,542,084
U.S. Ultra Short Term Bond Funds — 29.2%
Goldman Sachs Access Treasury 0-1 Year ETF(a)	401,940	40,451,242
Invesco Treasury Collateral ETF†	403,476	42,760,387
IQ Ultra Short Duration ETF†	1,137,443	56,246,556
iShares Short Treasury Bond ETF(a)(b)	367,095	40,714,506
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	392,413	35,929,334
Total U.S. Ultra Short Term Treasury Bond Funds		216,102,025
Total Investment Companies
(Cost $691,745,263)		692,459,266
Short-Term Investments — 11.9%
Money Market Funds — 11.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(c)(d)	87,019,645	87,019,645
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(c)	737,564	737,564
Total Short-Term Investments
(Cost $87,757,209)		87,757,209
Total Investments — 112.2%
(Cost $826,427,027)		829,446,442
Other Assets and Liabilities, Net — (12.2)%		(89,786,055)
Net Assets — 100.0%		$739,660,387

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $163,756,749; total market value of collateral held by the Fund was $168,285,306. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $81,265,661.

(b)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $7,835,438.

(c)
Reflects the 1-day yield at April 30, 2020.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Aberdeen Standard Physical Gold Shares ETF	Morgan Stanley	0.54	7/02/2020	Monthly	$33,589	$—
Aberdeen Standard Physical Gold Shares ETF	Bank of America	1.49	9/30/2020	Monthly	33,589	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	(0.01)	7/02/2020	Monthly	(2,730,772)	—
Consumer Discretionary Select Sector SPDR Fund	Bank of America	0.99	9/30/2020	Monthly	(2,730,772)	—
Energy Select Sector SPDR Fund	Morgan Stanley	0.54	7/02/2020	Monthly	655,538	—
Energy Select Sector SPDR Fund	Bank of America	1.49	9/30/2020	Monthly	655,538	—
Financial Select Sector SPDR Fund	Morgan Stanley	0.54	7/02/2020	Monthly	675,701	—
Financial Select Sector SPDR Fund	Bank of America	1.49	9/30/2020	Monthly	675,701	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	0.54	7/02/2020	Monthly	184,808	—
FlexShares Global Upstream Natural Resources Index Fund	Bank of America	1.49	9/30/2020	Monthly	184,808	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,073,888	—
Goldman Sachs Access Treasury 0-1 Year ETF	Bank of America	1.49	9/30/2020	Monthly	2,073,888	—
Graniteshares Gold Trust	Morgan Stanley	0.54	7/02/2020	Monthly	17,653	—
Graniteshares Gold Trust	Bank of America	1.49	9/30/2020	Monthly	17,653	—
Health Care Select Sector SPDR Fund	Morgan Stanley	0.54	7/02/2020	Monthly	311,457	—
Health Care Select Sector SPDR Fund	Bank of America	1.49	9/30/2020	Monthly	311,457	—
Invesco CurrencyShares Australian Dollar Trust	Morgan Stanley	(3.90)	7/02/2020	Monthly	(239,281)	—
Invesco CurrencyShares Australian Dollar Trust	Bank of America	0.99	9/30/2020	Monthly	(2,625,911)	—
Invesco CurrencyShares British Pound Sterling Trust	Morgan Stanley	0.54	7/02/2020	Monthly	29,287	—
Invesco CurrencyShares British Pound Sterling Trust	Bank of America	1.49	9/30/2020	Monthly	29,287	—
Invesco CurrencyShares Euro Currency Trust	Morgan Stanley	0.54	7/02/2020	Monthly	756,774	—
Invesco CurrencyShares Euro Currency Trust	Bank of America	1.49	9/30/2020	Monthly	756,774	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	0.54	7/02/2020	Monthly	854,601	—
Invesco DB U.S. Dollar Index Bullish Fund	Bank of America	1.49	9/30/2020	Monthly	854,601	—
Invesco KBW Bank ETF	Morgan Stanley	(1.65)	7/02/2020	Monthly	(64,223)	—
Invesco KBW Bank ETF	Bank of America	0.99	9/30/2020	Monthly	(64,223)	—
Invesco Preferred ETF	Morgan Stanley	0.54	7/02/2020	Monthly	235,232	—
Invesco Preferred ETF	Bank of America	1.49	9/30/2020	Monthly	235,232	—
Invesco S&P 500 Low Volatility ETF	Morgan Stanley	(1.40)	7/02/2020	Monthly	(1,306,281)	—
Invesco S&P 500 Low Volatility ETF	Bank of America	0.99	9/30/2020	Monthly	(1,306,281)	—
Invesco Senior Loan ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,021,003	—
Invesco Senior Loan ETF	Bank of America	1.49	9/30/2020	Monthly	2,021,003	—
Invesco Treasury Collateral ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,192,196	—
Invesco Treasury Collateral ETF	Bank of America	1.49	9/30/2020	Monthly	2,192,196	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	0.54	7/02/2020	Monthly	244,678	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Bank of America	1.49	9/30/2020	Monthly	244,678	—
IQ Ultra Short Duration ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,883,627	—
IQ Ultra Short Duration ETF	Bank of America	1.49	9/30/2020	Monthly	2,883,627	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	686,328	—
iShares 0-5 Year High Yield Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	686,328	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	79,868	—
iShares 20+ Year Treasury Bond ETF	Bank of America	1.49	9/30/2020	Monthly	79,868	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	332,950	—
iShares 3-7 Year Treasury Bond ETF	Bank of America	1.49	9/30/2020	Monthly	332,950	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	116,342	—
See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares Broad USD Investment Grade Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	$116,342	$—
iShares China Large-Cap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	98,752	—
iShares Core MSCI EAFE ETF	Morgan Stanley	0.54	7/02/2020	Monthly	769,837	—
iShares Core MSCI EAFE ETF	Bank of America	1.49	9/30/2020	Monthly	769,837	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	234,454	—
iShares Core MSCI Emerging Markets ETF	Bank of America	1.49	9/30/2020	Monthly	234,454	—
iShares Core MSCI Europe ETF	Morgan Stanley	0.54	7/02/2020	Monthly	194,775	—
iShares Core MSCI Europe ETF	Bank of America	1.49	9/30/2020	Monthly	194,775	—
iShares Core MSCI Pacific ETF	Morgan Stanley	0.54	7/02/2020	Monthly	133,207	—
iShares Core MSCI Pacific ETF	Bank of America	1.49	9/30/2020	Monthly	133,207	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	139,698	—
iShares Core S&P U.S. Growth ETF	Bank of America	1.49	9/30/2020	Monthly	139,698	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(3.05)	7/02/2020	Monthly	(534,956)	—
iShares Core S&P U.S. Value ETF	Bank of America	0.99	9/30/2020	Monthly	(534,956)	—
iShares Core U.S. REIT ETF	Morgan Stanley	(3.90)	7/02/2020	Monthly	(946,253)	—
iShares Core U.S. REIT ETF	Bank of America	0.99	9/30/2020	Monthly	(946,253)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	97,063	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America	1.49	9/30/2020	Monthly	97,063	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	(0.31)	7/02/2020	Monthly	(4,570,659)	—
iShares Edge MSCI Min Vol USA ETF	Bank of America	0.99	9/30/2020	Monthly	(4,570,659)	—
iShares Edge MSCI USA Momentum Factor ETF	Morgan Stanley	(0.70)	7/02/2020	Monthly	(1,579,523)	—
iShares Edge MSCI USA Momentum Factor ETF	Bank of America	0.99	9/30/2020	Monthly	(1,579,523)	—
iShares Floating Rate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,663,800	—
iShares Floating Rate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	1,663,800	—
iShares Gold Trust	Morgan Stanley	0.54	7/02/2020	Monthly	462,293	—
iShares Gold Trust	Bank of America	1.49	9/30/2020	Monthly	462,293	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,256,049	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	1,256,049	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	(0.60)	7/02/2020	Monthly	(3,268,997)	—
iShares iBoxx High Yield Corporate Bond ETF	Bank of America	0.99	9/30/2020	Monthly	(3,268,997)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	68,139	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Bank of America	1.49	9/30/2020	Monthly	68,139	—
iShares MBS ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,266,873	—
iShares MBS ETF	Bank of America	1.49	9/30/2020	Monthly	1,266,873	—
iShares MSCI China ETF	Morgan Stanley	0.54	7/02/2020	Monthly	122,839	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	754,750	—
iShares MSCI EAFE Growth ETF	Bank of America	1.49	9/30/2020	Monthly	754,750	—
iShares MSCI Japan ETF	Morgan Stanley	(0.31)	7/02/2020	Monthly	(1,749,074)	—
iShares MSCI Japan ETF	Bank of America	0.99	9/30/2020	Monthly	(1,749,074)	—
iShares Preferred & Income Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	653,880	—
iShares Preferred & Income Securities ETF	Bank of America	1.49	9/30/2020	Monthly	653,880	—
iShares Russell 2000 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	110,498	—
iShares Russell 2000 Growth ETF	Bank of America	1.49	9/30/2020	Monthly	110,498	—
iShares Russell 2000 Value ETF	Morgan Stanley	(0.31)	7/02/2020	Monthly	(1,930,387)	—
iShares Russell 2000 Value ETF	Bank of America	0.99	9/30/2020	Monthly	(1,930,387)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	53,905	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America	1.49	9/30/2020	Monthly	53,905	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	(3.60)	7/02/2020	Monthly	(1,218,329)	—
iShares S&P Small-Cap 600 Value ETF	Bank of America	0.99	9/30/2020	Monthly	(1,218,329)	—
See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares Short Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	$2,200,676	$—
iShares Short Treasury Bond ETF	Bank of America	1.49	9/30/2020	Monthly	2,200,676	—
iShares Silver Trust	Morgan Stanley	0.54	7/02/2020	Monthly	90,059	—
iShares Silver Trust	Bank of America	1.49	9/30/2020	Monthly	90,059	—
iShares TIPS Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	205,742	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	146,296	—
Schwab Intermediate-Term U.S. Treasury ETF	Bank of America	1.49	9/30/2020	Monthly	146,296	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	488,830	—
Schwab International Small-Cap Equity ETF	Bank of America	1.49	9/30/2020	Monthly	488,830	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	161,141	—
Schwab U.S. Large-Cap Growth ETF	Bank of America	1.49	9/30/2020	Monthly	161,141	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.60)	7/02/2020	Monthly	(548,277)	—
Schwab U.S. Large-Cap Value ETF	Bank of America	0.99	9/30/2020	Monthly	(548,277)	—
Schwab U.S. REIT ETF	Morgan Stanley	(1.46)	7/02/2020	Monthly	(3,331,886)	—
Schwab U.S. REIT ETF	Bank of America	0.99	9/30/2020	Monthly	(3,331,886)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	0.54	7/02/2020	Monthly	822,034	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America	1.49	9/30/2020	Monthly	822,034	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,842,004	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America	1.49	9/30/2020	Monthly	1,842,004	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	758,794	—
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America	1.49	9/30/2020	Monthly	758,794	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	58,487	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Bank of America	1.49	9/30/2020	Monthly	58,487	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	(0.31)	7/02/2020	Monthly	(1,782,837)	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America	0.99	9/30/2020	Monthly	(1,782,837)	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	0.54	7/02/2020	Monthly	577,362	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Bank of America	1.49	9/30/2020	Monthly	577,362	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	499,933	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Bank of America	1.49	9/30/2020	Monthly	499,933	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	(1.05)	7/02/2020	Monthly	(950,379)	—
SPDR Dow Jones International Real Estate ETF	Bank of America	0.99	9/30/2020	Monthly	(950,379)	—
SPDR Gold MiniShares Trust	Morgan Stanley	0.54	7/02/2020	Monthly	34,960	—
SPDR Gold MiniShares Trust	Bank of America	1.49	9/30/2020	Monthly	34,960	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,681	—
SPDR Portfolio Long Term Treasury ETF	Bank of America	1.49	9/30/2020	Monthly	8,681	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	112,882	—
SPDR Portfolio S&P 500 Growth ETF	Bank of America	1.49	9/30/2020	Monthly	112,882	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(3.05)	7/02/2020	Monthly	(330,016)	—
SPDR Portfolio S&P 500 Value ETF	Bank of America	0.99	9/30/2020	Monthly	(330,016)	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	107,080	—
SPDR Portfolio Short Term Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	107,080	—
SPDR S&P Bank ETF	Morgan Stanley	(1.55)	7/02/2020	Monthly	(191,523)	—
SPDR S&P Bank ETF	Bank of America	0.99	9/30/2020	Monthly	(191,523)	—
SPDR S&P China ETF	Morgan Stanley	0.54	7/02/2020	Monthly	29,207	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	307,479	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America	1.49	9/30/2020	Monthly	307,479	—
Technology Select Sector SPDR Fund	Morgan Stanley	0.54	7/02/2020	Monthly	227,428	—
Technology Select Sector SPDR Fund	Bank of America	1.49	9/30/2020	Monthly	227,428	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	(3.05)	7/02/2020	Monthly	(1,491,500)	—
See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
VanEck Vectors High-Yield Municipal Index ETF	Bank of America	0.99	9/30/2020	Monthly	$(1,491,500)	$—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	215,866	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America	1.49	9/30/2020	Monthly	215,866	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,285	—
Vanguard Emerging Markets Government Bond ETF	Bank of America	1.49	9/30/2020	Monthly	8,285	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,114,720	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America	1.49	9/30/2020	Monthly	1,114,720	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	799,339	—
Vanguard FTSE Developed Markets ETF	Bank of America	1.49	9/30/2020	Monthly	799,339	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	256,409	—
Vanguard FTSE Emerging Markets ETF	Bank of America	1.49	9/30/2020	Monthly	256,409	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.54	7/02/2020	Monthly	640,926	—
Vanguard FTSE Europe ETF	Bank of America	1.49	9/30/2020	Monthly	640,926	—
Vanguard FTSE Pacific ETF	Morgan Stanley	0.54	7/02/2020	Monthly	454,988	—
Vanguard FTSE Pacific ETF	Bank of America	1.49	9/30/2020	Monthly	454,988	—
Vanguard Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	846,963	—
Vanguard Growth ETF	Bank of America	1.49	9/30/2020	Monthly	846,963	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	826,900	—
Vanguard Intermediate-Term Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	826,900	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	165,017	—
Vanguard Intermediate-Term Treasury ETF	Bank of America	1.49	9/30/2020	Monthly	165,017	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,960	—
Vanguard Long-Term Treasury ETF	Bank of America	1.49	9/30/2020	Monthly	8,960	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	648,140	—
Vanguard Mortgage-Backed Securities ETF	Bank of America	1.49	9/30/2020	Monthly	648,140	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	64,197	—
Vanguard Russell 1000 Growth ETF	Bank of America	1.49	9/30/2020	Monthly	64,197	—
Vanguard Russell 1000 Value	Morgan Stanley	(5.00)	7/02/2020	Monthly	(201,234)	—
Vanguard Russell 1000 Value	Bank of America	0.99	9/30/2020	Monthly	(201,234)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	427,454	—
Vanguard Short-Term Corporate Bond ETF	Bank of America	1.49	9/30/2020	Monthly	427,454	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	119,714	—
Vanguard Small-Cap Growth ETF	Bank of America	1.49	9/30/2020	Monthly	119,714	—
Vanguard Small-Cap Value ETF	Morgan Stanley	(0.75)	7/02/2020	Monthly	(2,964,788)	—
Vanguard Small-Cap Value ETF	Bank of America	0.99	9/30/2020	Monthly	(2,964,788)	—
Vanguard Value ETF	Morgan Stanley	(0.31)	7/02/2020	Monthly	(4,373,304)	—
Vanguard Value ETF	Bank of America	0.99	9/30/2020	Monthly	(4,373,304)	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	0.54	7/02/2020	Monthly	9,744	—
WisdomTree Emerging Markets Local Debt Fund	Bank of America	1.49	9/30/2020	Monthly	9,744	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	132,689	—
Xtrackers MSCI Europe Hedged Equity ETF	Bank of America	1.49	9/30/2020	Monthly	132,689	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	480,833	—
Xtrackers MSCI Japan Hedged Equity ETF	Bank of America	1.49	9/30/2020	Monthly	480,833	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	(1.90)	7/02/2020	Monthly	(713,509)	—
Xtrackers USD High Yield Corporate Bond ETF	Bank of America	0.99	9/30/2020	Monthly	(713,509)	—
						$—

Cash posted has been segregated as collateral for swaps (counterparty Bank of America) in the amount of  $2,481,530 at April 30, 2020.
See notes to financial statements.

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $7,835,438 and with Bank of America amounted to $ — at April 30, 2020. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Reflects the value at reset date of April 30, 2020.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Investment Companies	$692,459,266	$—	$—	$692,459,266
Exchange Traded Vehicles	44,457,893	—	—	44,457,893
Exchange Traded Note	4,772,074	—	—	4,772,074
Short-Term Investments:
Money Market Funds	87,757,209	—	—	87,757,209
Total Investments in Securities	829,446,442	—	—	829,446,442
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$829,446,442	$—	$—	$829,446,442
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedules of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
Invesco Treasury Collateral ETF	46,369	4,892,161	43,949,500	(6,053,135)	8,463	(36,602)	121,045	—	403,476	42,760,387
IQ Ultra Short Duration ETF	—	—	59,621,146	(4,502,603)	24,277	1,103,736	—	—	1,137,443	56,246,556
	46,369	4,892,161	103,570,646	(10,555,738)	32,740	1,067,134	121,045	—	1,540,919	99,006,943

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF

April 30, 2020
	Shares	Value
Exchange Traded Vehicles — 5.9%
Gold Funds — 3.2%
Aberdeen Standard Physical Gold Shares ETF*	463	$7,524
Graniteshares Gold Trust*	235	3,943
iShares Gold Trust*	6,422	103,458
SPDR Gold MiniShares Trust*	465	7,831
Total Gold Funds		122,756
Silver Fund — 0.5%
iShares Silver Trust*	1,430	19,991
U.S. Dollar Fund — 2.2%
Invesco DB U.S. Dollar Index Bullish Fund	3,168	84,871
Total Exchange Traded Vehicles
(Cost $221,461)		227,618
Investment Companies — 94.3%
BRIC Equity Funds — 2.0%
iShares China Large-Cap ETF(a)	772	29,791
iShares MSCI China ETF	618	37,068
SPDR S&P China ETF	92	8,810
Total BRIC Equity Funds		75,669
Broad Fund — 2.9%
FlexShares Global Upstream Natural Resources Index Fund	4,317	111,551
Convertible Bond Fund — 12.2%
SPDR Bloomberg Barclays Convertible Securities ETF	8,800	468,424
Emerging Bonds — Local Currency Funds — 4.5%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF(a)	1,401	35,319
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	4,511	130,323
WisdomTree Emerging Markets Local Debt Fund	196	5,876
Total Emerging Bonds — Local Currency Funds		171,518
Emerging Bonds — USD Funds — 2.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	782	78,591
Vanguard Emerging Markets Government Bond ETF	133	9,581
Total Emerging Bonds — USD Funds		88,172
Emerging Equity Funds — 6.2%
iShares Core MSCI Emerging Markets ETF	2,606	113,778
Vanguard FTSE Emerging Markets ETF	3,440	124,425
Total Emerging Equity Funds		238,203

	Shares	Value
Investment Companies (continued)
Emerging Small Cap Equity Fund — 2.4%
SPDR S&P Emerging Markets SmallCap ETF	2,567	$93,618
Europe Equity Fund — 0.8%
Xtrackers MSCI Europe Hedged Equity ETF	1,155	29,684
Floating Rate — Investment Grade Funds — 4.5%
iShares Floating Rate Bond ETF	2,566	128,300
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	1,477	44,517
Total Floating Rate — Investment Grade Funds		172,817
Investment Grade Corporate Bond Funds — 10.3%
iShares Broad USD Investment Grade Corporate Bond ETF	144	8,381
iShares iBoxx $ Investment Grade Corporate Bond ETF	702	90,677
SPDR Portfolio Short Term Corporate Bond ETF	1,523	47,106
Vanguard Intermediate-Term Corporate Bond ETF	653	59,652
Vanguard Short-Term Corporate Bond ETF	2,320	188,106
Total Investment Grade Corporate Bond Funds		393,922
Japan Equity Fund — 2.8%
Xtrackers MSCI Japan Hedged Equity ETF	2,909	107,604
U.S. Large Cap Core Fund — 3.1%
Energy Select Sector SPDR Fund	3,081	117,078
U.S. Large Cap Growth Funds — 2.3%
iShares Core S&P U.S. Growth ETF	142	9,274
Schwab U.S. Large-Cap Growth ETF	118	10,779
SPDR Portfolio S&P 500 Growth ETF	184	7,515
Vanguard Growth ETF	313	56,440
Vanguard Russell 1000 Growth ETF	24	4,268
Total U.S. Large Cap Growth Funds		88,276
U.S. Medium Term Treasury Bond Funds — 6.0%
iShares 3-7 Year Treasury Bond ETF	889	118,539
Schwab Intermediate-Term U.S. Treasury ETF	887	52,093
Vanguard Intermediate-Term Treasury ETF	834	58,739
Total U.S. Medium Term Treasury Bond Funds		229,371
U.S. Ultra Short-Term Bond Funds — 32.0%
Goldman Sachs Access Treasury 0-1 Year ETF	2,251	226,541
Invesco Treasury Collateral ETF	2,259	239,409

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2020
	Shares	Value
Investment Companies (continued)
U.S. Ultra Short-Term Bond Funds (continued)
IQ Ultra Short Duration ETF†	6,370	$314,997
iShares Short Treasury Bond ETF(b)	2,167	240,342
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	2,197	201,157
Total U.S. Ultra Short-Term Treasury Bond Funds		1,222,446
Total Investment Companies
(Cost $3,605,191)		3,608,353
Short-Term Investments — 6.3%
Money Market Funds — 6.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(c)(d)	234,871	234,871
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(c)	5,004	5,004
Total Short-Term Investments
(Cost $239,875)		239,875

	Shares	Value
Total Investments — 106.5%
(Cost $4,066,527)		$4,075,846
Other Assets and Liabilities, Net — (6.5)%		(248,575)
Net Assets — 100.0%		$3,827,271

*
Non-income producing securities.

†
Affilliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $329,299; total market value of collateral held by the Fund was $337,342. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $102,471.

(b)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $240,331.

(c)
Reflects the 1-day yield at April 30, 2020.

(d)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(e)
Aberdeen Standard Physical Gold Shares ETF	Morgan Stanley	0.54	7/02/2020	Monthly	$715	$—
Energy Select Sector SPDR Fund	Morgan Stanley	0.54	7/02/2020	Monthly	11,210	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	0.54	7/02/2020	Monthly	10,698	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	0.54	7/02/2020	Monthly	21,738	—
Graniteshares Gold Trust	Morgan Stanley	0.54	7/02/2020	Monthly	386	—
Invesco DB US Dollar Index Bullish Fund	Morgan Stanley	0.54	7/02/2020	Monthly	8,117	—
Invesco Treasury Collateral ETF	Morgan Stanley	0.54	7/02/2020	Monthly	22,892	—
IQ Ultra Short Duration ETF	Morgan Stanley	0.54	7/02/2020	Monthly	30,857	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(40,018)	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	11,334	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	815	—
iShares China Large-Cap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,856	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	10,915	—
iShares Core MSCI Europe ETF	Morgan Stanley	(1.45)	5/04/2021	Monthly	(552)	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	914	—
iShares Core U.S. REIT ETF	Morgan Stanley	(3.90)	5/04/2021	Monthly	(11,504)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(29,792)	—
iShares Floating Rate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	12,300	—
iShares Gold Trust	Morgan Stanley	0.54	7/02/2020	Monthly	9,908	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,654	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	(0.60)	5/04/2021	Monthly	(28,553)	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	7,538	—
iShares MSCI China ETF	Morgan Stanley	0.54	7/02/2020	Monthly	3,539	—
iShares MSCI Japan ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(50,621)	—
iShares Short Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	23,069	—
iShares Silver Trust	Morgan Stanley	0.54	7/02/2020	Monthly	1,915	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	4,992	—
See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(e)
Schwab International Small-Cap Equity ETF	Morgan Stanley	(3.20)	5/04/2021	Monthly	$(24,092)	$—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	1,005	—
Schwab U.S. REIT ETF	Morgan Stanley	(1.46)	5/04/2021	Monthly	(40,561)	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	0.54	7/02/2020	Monthly	19,319	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	44,873	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	3,378	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(15,548)	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	0.54	7/02/2020	Monthly	4,280	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	(1.05)	5/04/2021	Monthly	(74,170)	—
SPDR Gold MiniShares Trust	Morgan Stanley	0.54	7/02/2020	Monthly	758	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	(0.90)	5/04/2021	Monthly	(4,341)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	735	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	4,516	—
SPDR S&P China ETF	Morgan Stanley	0.54	7/02/2020	Monthly	862	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,972	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	12,480	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	937	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	(1.80)	5/04/2021	Monthly	(54,937)	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	11,936	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.04	5/04/2021	Monthly	(1,843)	—
Vanguard Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	5,410	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	5,755	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	0.54	7/02/2020	Monthly	5,634	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	(7.00)	5/04/2021	Monthly	(4,480)	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	356	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	18,000	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	0.54	7/02/2020	Monthly	570	—
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	2,853	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	10,320	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	(1.90)	5/04/2021	Monthly	(6,232)	—
						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $240,331 at April 30, 2020. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Reflects the value at reset date of April 30, 2020.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Vehicles	$227,618	$—	$—	$227,618
Investment Companies	3,608,353	—	—	3,608,353
Short-Term Investments:
Money Market Funds	239,875	—	—	239,875
Total Investments in Securities	4,075,846	—	—	4,075,846
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,075,846	$—	$—	$4,075,846
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedules of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	309,255	(484)	—	6,226	—	—	6,370	314,997
	—	—	309,255	(484)	—	6,226	—	—	6,370	314,997

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2020
	Shares	Value
Exchange Traded Vehicles — 2.50%
British Pound Fund — 0.1%
Invesco CurrencyShares British Pound Sterling Trust*	196	$23,918
Euro Fund — 2.3%
Invesco CurrencyShares Euro Currency Trust*	4,030	417,266
U.S. Dollar Fund — 0.1%
Invesco DB U.S. Dollar Index Bullish Fund	719	19,262
Total Exchange Traded Vehicles
(Cost $469,083)		460,446
Investment Companies — 98.0%
Asia ex Japan Equity Funds — 2.8%
iShares Core MSCI Pacific ETF	2,293	112,793
Vanguard FTSE Pacific ETF	6,571	385,323
Total Asia ex Japan Equity Funds		498,116
Bank Loan Funds — 12.8%
Invesco Senior Loan ETF(a)	77,994	1,636,314
SPDR Blackstone / GSO Senior Loan ETF(a)	15,933	665,522
Total Bank Loan Funds		2,301,836
Convertible Bond Fund — 0.9%
SPDR Bloomberg Barclays Convertible Securities ETF	3,037	161,659
Emerging Equity Funds — 0.5%
iShares Core MSCI Emerging Markets ETF	893	38,989
Vanguard FTSE Emerging Markets ETF	1,178	42,608
Total Emerging Equity Funds		81,597
Europe Equity Funds — 4.0%
iShares Core MSCI Europe ETF	4,243	167,429
Vanguard FTSE Europe ETF(a)	11,960	550,997
Total Europe Equity Funds		718,426
Floating Rate — Investment Grade Funds — 8.9%
iShares Floating Rate Bond ETF	23,673	1,183,650
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	13,627	410,718
Total Floating Rate — Investment Grade Funds		1,594,368
High Yield Corporate Bond Funds — 5.4%
iShares 0-5 Year High Yield Corporate Bond ETF	13,258	559,753
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	16,588	407,733
Total High Yield Corporate Bond Funds		967,486
International Small Cap Equity Funds — 6.5%
Schwab International Small-Cap Equity ETF	13,232	$358,587
Vanguard FTSE All World ex-U.S. Small-Cap ETF	9,363	817,765

	Shares	Value
Investment Companies (continued)
International Small Cap Equity Funds (continued)
Total International Small Cap Equity Funds		1,176,352
Investment Grade Corporate Bond Funds — 5.3%
iShares Broad USD Investment Grade Corporate Bond ETF	869	50,576
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,226	545,872
Vanguard Intermediate-Term Corporate Bond ETF	3,933	359,280
Total Investment Grade Corporate Bond Funds		955,728
Mortgage Backed Securities Funds — 8.7%
iShares MBS ETF	9,300	1,033,230
Vanguard Mortgage-Backed Securities ETF	9,674	528,587
Total Mortgage Backed Securities Funds		1,561,817
Treasury Inflation — Protected Securities Fund — 0.5%
iShares TIPS Bond ETF(a)	691	83,825
U.S. Small Cap Growth Funds — 3.4%
iShares Russell 2000 Growth ETF(a)	1,296	236,313
iShares S&P Small-Cap 600 Growth ETF(a)	744	115,245
Vanguard Small-Cap Growth ETF(a)	1,462	255,879
Total U.S. Small Cap Growth Funds		607,437
U.S. Ultra Short Term Bond Funds — 38.3%
Goldman Sachs Access Treasury 0-1 Year ETF	12,658	1,273,901
Invesco Treasury Collateral ETF	12,706	1,346,582
iShares Short Treasury Bond ETF	12,188	1,351,771
IQ Ultra Short Duration ETF†	35,819	1,771,249
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	12,357	1,131,407
Total U.S. Ultra Short Term Treasury Bond Funds		6,874,910
Total Investment Companies
(Cost $17,683,495)		17,583,557
Short-Term Investments — 18.8%
Money Market Funds — 18.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	3,346,998	3,346,998
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	23,076	23,076
Total Short-Term Investments
(Cost $3,370,074)		3,370,074
Total Investments — 119.3%
(Cost $21,522,652)		21,414,077
Other Assets and Liabilities, Net — (19.3)%		$(3,457,631)
Net Assets — 100.0%		$17,956,446

See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2020

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,719,092; total market value of collateral held by the

Fund was $3,821,570. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $474,572.
(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(d)
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	0.54	7/02/2020	Monthly	$128,517	$—
Invesco CurrencyShares Australian Dollar Trust	Bank of America	0.99	29/10/2021	Monthly	(157,633)	—
Invesco CurrencyShares Australian Dollar Trust	Morgan Stanley	(3.90)	5/04/2021	Monthly	(43,168)	—
Invesco CurrencyShares British Pound Sterling Trust	Morgan Stanley	0.54	7/02/2020	Monthly	2,441	—
Invesco CurrencyShares Euro Currency Trust	Morgan Stanley	0.54	7/02/2020	Monthly	42,037	—
Invesco KBW Bank ETF	Morgan Stanley	(1.65)	5/04/2021	Monthly	(4,884)	—
Invesco Preferred ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(54,396)	—
Invesco S&P 500 Low Volatility ETF	Morgan Stanley	(1.40)	5/04/2021	Monthly	(58,480)	—
Invesco Senior Loan ETF	Morgan Stanley	0.54	7/02/2020	Monthly	165,050	—
Invesco Treasury Collateral ETF	Morgan Stanley	0.54	7/02/2020	Monthly	135,866	—
IQ Ultra Short Duration ETF	Morgan Stanley	0.54	7/02/2020	Monthly	178,663	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	56,448	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	(2.80)	5/04/2021	Monthly	(97,738)	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	5,122	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	3,929	—
iShares Core MSCI Europe ETF	Morgan Stanley	0.54	7/02/2020	Monthly	16,889	—
iShares Core MSCI Pacific ETF	Morgan Stanley	0.54	7/02/2020	Monthly	11,363	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	(3.80)	5/04/2021	Monthly	(29,324)	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	(3.05)	5/04/2021	Monthly	(23,957)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(204,678)	—
iShares Floating Rate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	119,400	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	55,026	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	(0.60)	5/04/2021	Monthly	(54,451)	—
iShares MBS ETF	Morgan Stanley	0.54	7/02/2020	Monthly	104,212	—
iShares Preferred & Income Securities ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(151,178)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	23,887	—
iShares Russell 2000 Value ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(86,402)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	11,618	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	(3.60)	5/04/2021	Monthly	(54,520)	—
iShares Short Treasury Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	136,308	—
iShares TIPS Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	8,492	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	0.54	7/02/2020	Monthly	1,956	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	(2.85)	5/04/2021	Monthly	(42,932)	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	0.54	7/02/2020	Monthly	36,179	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	(1.95)	5/04/2021	Monthly	(33,800)	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	(2.60)	5/04/2021	Monthly	(24,560)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	0.54	7/02/2020	Monthly	67,124	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	0.54	7/02/2020	Monthly	114,084	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	$16,288	$—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(29,709)	—
See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020: (continued)
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(d)
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	0.54	7/02/2020	Monthly	41,443	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	41,122	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	(1.95)	5/04/2021	Monthly	(23,687)	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	(3.05)	5/04/2021	Monthly	(14,791)	—
SPDR S&P Bank ETF	Morgan Stanley	(1.55)	5/04/2021	Monthly	(14,622)	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	(3.05)	5/04/2021	Monthly	(113,825)	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	0.54	7/02/2020	Monthly	82,449	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	0.54	7/02/2020	Monthly	4,304	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.54	7/02/2020	Monthly	55,560	—
Vanguard FTSE Pacific ETF	Morgan Stanley	0.54	7/02/2020	Monthly	38,878	—
Vanguard Growth ETF	Morgan Stanley	(0.80)	5/04/2021	Monthly	(177,796)	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	0.54	7/02/2020	Monthly	36,266	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(48,456)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	0.54	7/02/2020	Monthly	53,329	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	(2.15)	5/04/2021	Monthly	(13,515)	—
Vanguard Russell 1000 Value	Morgan Stanley	(5.00)	5/04/2021	Monthly	(9,006)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	0.54	7/02/2020	Monthly	25,903	—
Vanguard Small-Cap Value ETF	Morgan Stanley	(0.75)	5/04/2021	Monthly	(132,782)	—
Vanguard Value ETF	Morgan Stanley	(0.31)	5/04/2021	Monthly	(195,839)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	(1.90)	5/04/2021	Monthly	(11,913)	—
						$—

At April 30, 2020 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Reflects the value at reset date of April 30, 2020.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Exchange Traded Vehicles	$460,446	$—	$—	$460,446
Investment Companies	17,583,557	—	—	17,583,557
Short-Term Investments:
Money Market Funds	3,370,074	—	—	3,370,074
Total Investments in Securities	21,414,077	—	—	21,414,077
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$21,414,077	$—	$—	$21,414,077
Liability Valuation Inputs
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)
For a complete listing of investments and their industries, see the Schedules of Investments.

(f)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Hedge Market Neutral Tracker ETF (continued)

April 30, 2020
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	1,738,054	(1,938)	(2)	35,135	—	—	35,819	1,771,249
	—	—	1,738,054	(1,938)	(2)	35,135	—	—	35,819	1,771,249

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF

April 30, 2020
	Shares	Value
Exchange Traded Note — 0.9%
Volatility Note — 0.9%
iPath Series B S&P 500 VIX Short-Term Futures ETN*
(Cost $53,138)	2,605	$98,652
Investment Companies — 99.8%
Bank Loan Funds — 7.6%
Invesco Senior Loan ETF(a)	27,678	580,685
SPDR Blackstone / GSO Senior Loan ETF(a)	5,654	236,168
Total Bank Loan Funds		816,853
International Equity Core Funds — 16.5%
iShares Core MSCI EAFE ETF	16,298	864,283
Vanguard FTSE Developed Markets ETF	25,151	897,388
Total International Equity Core Funds		1,761,671
International Large Cap Growth Fund — 7.9%
iShares MSCI EAFE Growth ETF	11,145	847,354
International Small Cap Equity Funds — 3.9%
Schwab International Small-Cap Equity ETF	4,677	126,747
Vanguard FTSE All World ex-U.S. Small-Cap ETF	3,309	289,008
Total International Small Cap Equity Funds		415,755
Investment Grade Corporate Bond Funds — 3.8%
iShares Broad USD Investment Grade Corporate Bond ETF	369	21,476
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,795	231,860
Vanguard Intermediate-Term Corporate Bond ETF	1,671	152,646
Total Investment Grade Corporate Bond Funds		405,982
U.S. Large Cap Core Funds — 14.1%
Energy Select Sector SPDR Fund	3,912	148,656
Financial Select Sector SPDR Fund(a)	33,286	758,588
Health Care Select Sector SPDR Fund(a)	3,506	349,653
Technology Select Sector SPDR Fund	2,793	255,308
Total U.S. Large Cap Core Funds		1,512,205
U.S. Large Cap Growth Funds — 16.0%
iShares Core S&P U.S. Growth ETF	2,761	180,321
Schwab U.S. Large-Cap Growth ETF	2,277	208,004
SPDR Portfolio S&P 500 Growth ETF	3,568	145,717
Vanguard Growth ETF	6,062	1,093,100
	Shares	Value
Investment Companies (continued)
U.S. Large Cap Growth Funds (continued)
Vanguard Russell 1000 Growth ETF	466	$82,869
Total U.S. Large Cap Growth Funds		1,710,011
U.S. Long Term Treasury Bond Funds — 3.8%
iShares 20+ Year Treasury Bond ETF(a)	1,966	327,811
SPDR Portfolio Long Term Treasury ETF	747	35,632
Vanguard Long-Term Treasury ETF	363	36,960
Total U.S. Long Term Treasury Bond Funds		400,403
U.S. Preferred Funds — 16.1%
Invesco Preferred ETF	32,050	455,430
iShares Preferred & Income Securities ETF(a)	36,535	1,265,938
Total U.S. Preferred Funds		1,721,368
U.S. Ultra Short Term Bond Funds — 10.1%
Goldman Sachs Access Treasury 0-1 Year ETF	1,999	201,179
Invesco Treasury Collateral ETF	2,006	212,596
iShares Short Treasury Bond ETF(a)	1,925	213,502
IQ Ultra Short Duration ETF†	5,656	279,689
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	1,951	178,633
Total U.S. Ultra Short Term Treasury Bond Funds		1,085,599
Total Investment Companies
(Cost $10,455,537)		10,677,201
Short-Term Investments — 9.1%
Money Market Funds — 9.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	955,259	955,259
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	15,290	15,290
Total Short-Term Investments
(Cost $970,549)		970,549
Total Investments — 109.8%
(Cost $11,479,224)		11,746,402
Other Assets and Liabilities, Net — (9.8)%		(1,047,224)
Net Assets — 100.0%		$10,699,178

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,008,322; total market value of collateral held by the Fund was $3,098,414. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $2,143,155.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(d)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	(0.01)	3/30/2021	Monthly	$(314,587)	$—
Energy Select Sector SPDR Fund	Morgan Stanley	0.54	3/30/2021	Monthly	14,288	—
Financial Select Sector SPDR Fund	Morgan Stanley	0.54	3/30/2021	Monthly	72,860	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	0.54	3/30/2021	Monthly	19,323	—
Health Care Select Sector SPDR Fund	Morgan Stanley	0.54	3/30/2021	Monthly	33,609	—
Invesco Preferred ETF	Morgan Stanley	0.54	3/30/2021	Monthly	43,738	—
Invesco Senior Loan ETF	Morgan Stanley	0.54	3/30/2021	Monthly	55,765	—
Invesco Treasury Collateral ETF	Morgan Stanley	0.54	3/30/2021	Monthly	20,772	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	0.54	3/30/2021	Monthly	9,468	—
IQ Ultra Short Duration ETF	Morgan Stanley	0.54	3/30/2021	Monthly	27,346	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	0.54	3/30/2021	Monthly	32,014	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	3/30/2021	Monthly	2,037	—
iShares Core MSCI EAFE ETF	Morgan Stanley	0.54	3/30/2021	Monthly	82,992	—
iShares Core S&P U.S. Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	17,307	—
iShares Core U.S. REIT ETF	Morgan Stanley	(3.90)	3/30/2021	Monthly	(63,123)	—
iShares Edge MSCI USA Momentum Factor ETF	Morgan Stanley	(0.70)	3/30/2021	Monthly	(295,566)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	3/30/2021	Monthly	22,217	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	81,352	—
iShares Preferred & Income Securities ETF	Morgan Stanley	0.54	3/30/2021	Monthly	121,587	—
iShares Russell 2000 Growth ETF	Morgan Stanley	(1.20)	3/30/2021	Monthly	(91,170)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	(2.10)	3/30/2021	Monthly	(44,611)	—
iShares Short Treasury Bond ETF	Morgan Stanley	0.54	3/30/2021	Monthly	20,518	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	0.54	3/30/2021	Monthly	12,168	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	20,006	—
Schwab U.S. REIT ETF	Morgan Stanley	(1.46)	3/30/2021	Monthly	(222,272)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	0.54	3/30/2021	Monthly	22,681	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	0.54	3/30/2021	Monthly	17,122	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	0.54	3/30/2021	Monthly	3,434	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	14,008	—
Technology Select Sector SPDR Fund	Morgan Stanley	0.54	3/30/2021	Monthly	24,498	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	0.54	3/30/2021	Monthly	27,774	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	0.54	3/30/2021	Monthly	86,203	—
Vanguard Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	104,946	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	0.54	3/30/2021	Monthly	14,707	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	0.54	3/30/2021	Monthly	3,564	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	0.54	3/30/2021	Monthly	8,002	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	(1.00)	3/30/2021	Monthly	(98,886)	—
						$—
At April 30, 2020 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Reflects the value at reset date of April 30, 2020.

See notes to financial statements.

Schedules of Investments — IQ Hedge Long/Short Tracker ETF (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Exchange Traded Note	$98,652	$—	$—	$98,652
Investment Companies	10,677,201	—	—	10,677,201
Short-Term Investments:
Money Market Funds	970,549	—	—	970,549
Total Investments in Securities	11,746,402	—	—	11,746,402
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$11,746,402	$—	$—	$11,746,402
Liability Valuation Inputs
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—

(e)
For a complete listing of investments and their industries, see the Schedules of Investments.

(f)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy.(See Note 2)
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	274,548	(388)	—	5,529	—	—	5,656	279,689
	—	—	274,548	(388)	—	5,529	—	—	5,656	279,689

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2020
	Shares	Value
Investment Companies — 99.7%
Bank Loan Funds — 24.4%
Invesco Senior Loan ETF(a)	68,986	$1,447,326
SPDR Blackstone / GSO Senior Loan ETF(a)	14,093	588,665
Total Bank Loan Funds		2,035,991
Convertible Bond Fund — 7.8%
SPDR Bloomberg Barclays Convertible Securities ETF	12,223	650,630
High Yield Corporate Bond Funds — 31.6%
iShares iBoxx High Yield Corporate Bond ETF(a)	18,643	1,499,456
SPDR Bloomberg Barclays High Yield Bond ETF	8,258	817,790
Xtrackers USD High Yield Corporate Bond ETF(a)	7,143	327,292
Total High Yield Corporate Bond Funds		2,644,538
Investment Grade Corporate Bond Funds — 18.7%
SPDR Portfolio Short Term Corporate Bond ETF	10,104	312,517
Vanguard Short-Term Corporate Bond ETF	15,388	1,247,659
Total Investment Grade Corporate Bond Funds		1,560,176
U.S. Preferred Funds — 8.3%
Invesco Preferred ETF	12,947	183,977
iShares Preferred & Income Securities ETF	14,759	511,399
Total U.S. Preferred Funds		695,376
U.S. Small Cap Growth Funds — 8.9%
iShares Russell 2000 Growth ETF(a)	1,582	288,462
	Shares	Value
Investment Companies (continued)
U.S. Small Cap Growth Funds (continued)
iShares S&P Small-Cap 600 Growth ETF	909	$140,804
Vanguard Small-Cap Growth ETF	1,786	312,586
Total U.S. Small Cap Growth Funds		741,852
Total Investment Companies (Cost $8,591,416)		8,328,563
Short-Term Investments — 26.9%
Money Market Funds — 26.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	2,226,451	2,226,451
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	24,366	24,366
Total Short-Term Investments (Cost $2,250,817)		2,250,817
Total Investments — 126.6% (Cost $10,842,233)		10,579,380
Other Assets and Liabilities, Net — (26.6)%		(2,225,682)
Net Assets — 100.0%		$8,353,698

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $2,250,175; total market value of collateral held by the Fund was $2,312,634. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $86,183.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Investment Companies	$8,328,563	$—	$—	$8,328,563
Short-Term Investments:
Money Market Funds	2,250,817	—	—	2,250,817
Total Investments in Securities	$10,579,380	$—	$—	$10,579,380

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Real Return ETF

April 30, 2020
	Shares	Value
Investment Companies — 100.0%
Oil Fund — 0.8%
Invesco DB Oil Fund(a)	73,054	$404,719
U.S. Large Cap Core Funds — 10.4%
iShares Core S&P 500 ETF	7,405	2,156,040
SPDR S&P 500 ETF Trust(a)	10,852	3,152,289
Total U.S. Large Cap Core Funds		5,308,329
U.S. REITS Funds — 5.7%
iShares U.S. Real Estate ETF(a)	3,627	275,833
SPDR Dow Jones REIT ETF	1,770	137,830
Vanguard Real Estate ETF(a)	32,669	2,486,438
Total U.S. REITS Funds		2,900,101
U.S. Ultra Short-Term Bond Funds — 83.1%
Goldman Sachs Access Treasury 0-1 Year ETF	36,525	3,675,876
Invesco Treasury Collateral ETF	4,652	493,019
iShares Short Treasury Bond ETF(a)	114,647	12,715,498
IQ Ultra Short Duration ETF† (Cost $13,139,883)	262,340	12,972,713
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	138,909	12,718,508
Total U.S. Ultra Short-Term Treasury Bond Funds		29,602,901
Total Investment Companies (Cost 51,647,851)		51,188,763

	Shares	Value
Short-Term Investments — 17.2%
Money Market Funds — 17.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	8,787,643	$8,787,643
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	4,513	4,513
Total Short-Term Investments (Cost $8,792,156)		8,792,156
Total Investments — 117.2% (Cost $60,440,007)		59,980,919
Other Assets and Liabilities, Net — (17.2)%		(8,793,112)
Net Assets — 100.0%		$51,187,807

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $14,995,441; total market value of collateral held by the Fund was $15,350,530. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $6,562,887.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Investment Companies	$51,188,763	$—	$—	$51,188,763
Short-Term Investments:
Money Market Funds	8,792,156	—	—	8,792,156
Total Investments in Securities	$59,980,919	$—	$—	$59,980,919

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Real Return ETF (continued)

April 30, 2020
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	14,420,712	(1,264,832)	(15,997)	(167,170)	132,327	—	262,340	12,972,713
	—	—	14,420,712	(1,264,832)	(15,997)	(167,170)	132,327	—	262,340	12,972,713
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF

April 30, 2020
	Shares	Value
Investment Companies — 100.8%
Aggregate Bond Funds — 6.1%
iShares Core U.S. Aggregate Bond ETF(a)	3,423	$400,834
SPDR Portfolio Aggregate Bond ETF(b)	972	29,743
Vanguard Total Bond Market ETF(b)	3,361	294,121
Total Aggregate Bond Funds		724,698
Emerging Equity Funds — 6.5%
iShares Core MSCI Emerging Markets ETF	8,427	367,923
Vanguard FTSE Emerging Markets ETF	11,124	402,355
Total Emerging Equity Funds		770,278
High Yield Corporate Bond Funds — 10.4%
iShares iBoxx High Yield Corporate Bond ETF(b)	9,960	801,083
SPDR Bloomberg Barclays High Yield Bond ETF	4,412	436,920
Total High Yield Corporate Bond Funds		1,238,003
International Equity Core Funds — 32.6%
iShares Core MSCI EAFE ETF	35,772	1,896,989
Vanguard FTSE Developed Markets ETF	55,206	1,969,750
Total International Equity Core Funds		3,866,739
Investment Grade Corporate Bond Funds — 7.6%
iShares Broad USD Investment Grade Corporate Bond ETF	1,307	76,067
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,358	821,263
Total Investment Grade Corporate Bond Funds		897,330
U.S. Large Cap Core Funds — 28.9%
Consumer Staples Select Sector SPDR Fund	2,933	170,877
Energy Select Sector SPDR Fund	2,047	77,786
Financial Select Sector SPDR Fund(b)	25,946	591,309
Health Care Select Sector SPDR Fund(b)	7,351	733,115
Technology Select Sector SPDR Fund	6,811	622,593
Utilities Select Sector SPDR Fund	16	916
Vanguard Consumer Staples ETF(b)	425	62,887
Vanguard Energy ETF	507	25,619
	Shares	Value
Investment Companies (continued)
U.S. Large Cap Core Funds (continued)
Vanguard Financials ETF(b)	3,663	$204,432
Vanguard Health Care ETF(b)	1,843	347,258
Vanguard Information Technology ETF(b)	2,475	598,950
Vanguard Utilities ETF	3	378
Total U.S. Large Cap Core Funds		3,436,120
U.S. Medium Term Treasury Bond Fund — 8.7%
iShares 7-10 Year Treasury Bond ETF(b)	8,449	1,027,990
Total Investment Companies
(Cost $12,297,306)		11,961,158
Short-Term Investments — 5.0%
Money Market Funds — 5.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(c)(d)	588,340	588,340
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(c)	6,775	6,775
Total Short-Term Investments
(Cost $595,115)		595,115
Total Investments — 105.8%
(Cost $12,892,421)		12,556,273
Other Assets and Liabilities, Net — (5.8)%		(685,928)
Net Assets — 100.0%		$11,870,345

(a)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $254,107.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,157,133; total market value of collateral held by the Fund was $3,245,898. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $2,657,558.

(c)
Reflects the 1-day yield at April 30, 2020.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(e)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	(0.01)	10/04/2021	Monthly	$(545,338)	$—
Consumer Staples Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	14,856	—
Energy Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	6,764	—
Financial Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	51,414	—
Health Care Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	63,727	—
Industrial Select Sector SPDR Fund	Morgan Stanley	(0.11)	10/04/2021	Monthly	(120,265)	—
iShares 7-10 Year Treasury Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	89,427	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	6,635	—
iShares Core MSCI EAFE ETF	Morgan Stanley	0.54	10/04/2021	Monthly	164,976	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	0.54	10/04/2021	Monthly	32,003	—
iShares Core U.S. Aggregate Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	34,896	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	71,431	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	69,652	—
iShares Russell 2000 ETF	Morgan Stanley	(0.75)	10/04/2021	Monthly	(148,423)	—
Materials Select Sector SPDR Fund	Morgan Stanley	(0.21)	10/04/2021	Monthly	(47,159)	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	(0.31)	10/04/2021	Monthly	(121,736)	—
SPDR Bloomberg Barclays High Yield BondETF	Morgan Stanley	0.54	10/04/2021	Monthly	38,028	—
SPDR Portfolio Aggregate Bond ETF	Morgan Stanley	0.54	10/04/2021	Monthly	2,570	—
Technology Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	54,115	—
Utilities Select Sector SPDR Fund	Morgan Stanley	0.54	10/04/2021	Monthly	57	—
Vanguard Consumer Staples ETF	Morgan Stanley	0.54	10/04/2021	Monthly	5,031	—
Vanguard Energy ETF	Morgan Stanley	0.54	10/04/2021	Monthly	2,223	—
Vanguard Financials ETF	Morgan Stanley	0.54	10/04/2021	Monthly	17,803	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	0.54	10/04/2021	Monthly	171,299	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	0.54	10/04/2021	Monthly	34,976	—
Vanguard Health Care ETF	Morgan Stanley	0.54	10/04/2021	Monthly	30,147	—
Vanguard Information Technology ETF	Morgan Stanley	0.54	10/04/2021	Monthly	52,030	—
Vanguard Real Estate ETF	Morgan Stanley	(0.11)	10/04/2021	Monthly	(151,992)	—
Vanguard Total Bond Market ETF	Morgan Stanley	0.54	10/04/2021	Monthly	25,553	—
						$—
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $254,107 at April 30, 2020. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Reflects the value at reset date of April 30, 2020.

See notes to financial statements.

Schedules of Investments — IQ Leaders GTAA Tracker ETF (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Investment Companies	$11,961,158	$—	$—	$11,961,158
Short-Term Investments:
Money Market Funds	595,115	—	—	595,115
Total Investments in Securities	12,556,273	—	—	12,556,273
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$12,556,273	$—	$—	$12,556,273
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedules of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Enhanced Core Plus Bond U.S. ETF

April 30, 2020
	Shares	Value
Investment Companies — 99.9%
Mortgage Backed Securities Funds — 49.7%
iShares MBS ETF	192,052	$21,336,977
SPDR Portfolio Mortgage Backed Bond ETF(a)	72,469	1,952,315
Vanguard Mortgage-Backed Securities ETF	200,402	10,949,965
Total Mortgage Backed Securities Funds		34,239,257
U.S. Short-Term Treasury Bond Funds — 30.7%
Schwab Short-Term U.S. Treasury ETF	199,399	10,310,922
Vanguard Short-Term Treasury ETF	174,799	10,886,482
Total Short-Term Treasury Bond Funds		21,197,404
U.S. Intermediate Term Treasury Bond Funds — 18.4%
Schwab Intermediate-Term U.S. Treasury ETF	101,795	5,978,420
Vanguard Intermediate-Term Treasury ETF	95,618	6,734,376
Total U.S. Intermediate Term Treasury Bond Funds		12,712,796
U.S. Long Term Treasury Bond Funds — 1.1%
iShares 10-20 Year Treasury Bond ETF	356	59,865
iShares 20+ Year Treasury Bond ETF(a)	3,321	553,744
SPDR Portfolio Long Term Treasury ETF	1,521	72,552
Vanguard Long-Term Treasury ETF	736	74,939
Total U.S. Long Term Treasury Bond Funds		761,100

	Shares	Value
Total Investment Companies
(Cost $67,954,578)		$68,910,557
Short-Term Investments — 1.9%
Money Market Funds — 1.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	1,243,000	1,243,000
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	92,899	92,899
Total Short-Term Investments
(Cost $1,335,899)		1,335,899
Total Investments — 101.8%
(Cost $69,290,477)		70,246,456
Other Assets and Liabilities, Net — (1.8)%		(1,254,202)
Net Assets — 100.0%		$68,992,254

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,386,262; total market value of collateral held by the Fund was $1,417,083. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $174,083.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Investment Companies	$68,910,557	$—	$—	$68,910,557
Short-Term Investments:
Money Market Funds	1,335,899	—	—	1,335,899
Total Investments in Securities	$70,246,456	$—	$—	$70,246,456

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Short Duration Enhanced Core Bond U.S. ETF

April 30, 2020
	Shares	Value
Investment Companies — 100.0%
Investment Grade Corporate Bond Funds — 16.3%
iShares 0-5 Year Investment Grade Corporate Bond ETF	1,218	$62,532
Vanguard Short-Term Corporate Bond ETF	9,019	731,260
Total Investment Grade Corporate Bond Funds		793,792
Short-Term Treasury Bond Funds — 83.7%
Schwab Short-Term U.S. Treasury ETF(a)	38,281	1,979,511
Vanguard Short-Term Treasury ETF(a)	33,558	2,089,992
Total Short-Term Treasury Bond Funds		4,069,503
Total Investment Companies
(Cost $4,851,101)		4,863,295
Short-Term Investments — 0.3%
Money Market Funds — 0.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	11,650	11,650
	Shares	Value
Short-Term Investments (continued)
Money Market Funds (continued)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	2,166	$2,166
Total Short-Term Investments
(Cost $13,816)		13,816
Total Investments — 100.3%
(Cost $4,864,917)		4,877,111
Other Assets and Liabilities, Net — (0.3)%		(12,431)
Net Assets — 100.0%		$4,864,680

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $11,399; total market value of collateral held by the Fund was $11,650.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Investment Companies	$4,863,295	$—	$—	$4,863,295
Short-Term Investments:
Money Market Funds	13,816	—	—	13,816
Total Investments in Securities	$4,877,111	$—	$—	$4,877,111

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2020
	Principal Amount	Value
Long-Term Bonds 97.7%
Corporate Bonds — 86.3%
Consumer Discretionary — 8.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.500%, due 2/15/23‡	$78,000	$77,220
4.625%, due 1/15/27‡	145,000	145,725
4.875%, due 2/15/30‡	167,000	168,670
5.750%, due 3/15/25	25,000	25,500
5.875%, due 2/15/28‡	102,000	105,570
6.625%, due 6/15/24	150,000	154,500
7.500%, due 3/15/26‡	67,000	73,197
Allison Transmission, Inc.
5.000%, due 10/1/24‡	100,000	96,500
5.875%, due 6/1/29‡	57,000	55,005
Boyd Gaming Corp.
4.750%, due 12/1/27‡	102,000	87,847
Cedar Fair LP
5.250%, due 7/15/29‡	52,000	44,200
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.375%, due 4/15/27	53,000	47,435
Churchill Downs, Inc.
4.750%, due 1/15/28‡	57,000	52,440
5.500%, due 4/1/27‡	40,000	38,200
Eldorado Resorts, Inc.
6.000%, due 9/15/26	70,000	70,262
Ford Motor Co.
4.750%, due 1/15/43	200,000	127,500
Ford Motor Credit Co. LLC
3.815%, due 11/2/27	70,000	54,790
Gap, Inc. (The)
5.950%, due 4/12/21	130,000	133,575
Goodyear Tire & Rubber Co. (The)
5.000%, due 5/31/26	91,000	77,805
Hanesbrands, Inc.
4.625%, due 5/15/24‡	99,000	99,000
4.875%, due 5/15/26‡	102,000	102,510
Hilton Domestic Operating Co., Inc.
4.250%, due 9/1/24	120,000	116,550
4.875%, due 1/15/30	101,000	96,455
5.125%, due 5/1/26	146,000	143,810
5.375%, due 5/1/25‡	50,000	50,062
5.750%, due 5/1/28‡	50,000	50,562
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.625%, due 4/1/25	83,000	80,510
4.875%, due 4/1/27	68,000	65,790
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27‡	94,000	96,115
5.000%, due 6/1/24‡	110,000	112,338
5.250%, due 6/1/26‡	108,000	110,970
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.500%, due 9/1/26	55,000	52,250
5.625%, due 5/1/24	106,000	107,458
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
5.750%, due 2/1/27	$79,000	$79,099
MGM Resorts International
5.500%, due 4/15/27(a)	63,000	57,881
5.750%, due 6/15/25	69,000	66,154
6.750%, due 5/1/25	75,000	72,938
Panther BF Aggregator 2 LP / Panther Finance Co., Inc.
6.250%, due 5/15/26‡	106,000	106,265
Penske Automotive Group, Inc.
5.500%, due 5/15/26	57,000	52,440
PetSmart, Inc.
5.875%, due 6/1/25‡	100,000	100,500
QVC, Inc.
4.750%, due 2/15/27	50,000	45,375
Six Flags Theme Parks, Inc.
7.000%, due 7/1/25‡	75,000	78,188
Tesla, Inc.
5.300%, due 8/15/25‡	165,000	161,700
VICI Properties LP / VICI Note Co., Inc.
3.500%, due 2/15/25‡	73,000	68,711
3.750%, due 2/15/27‡	78,000	72,540
4.125%, due 8/15/30‡	102,000	92,820
4.250%, due 12/1/26‡	141,000	131,130
4.625%, due 12/1/29‡	82,000	75,645
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.250%, due 5/15/27‡	107,000	91,218
Yum! Brands, Inc.
4.750%, due 1/15/30‡	87,000	88,740
7.750%, due 4/1/25‡	50,000	54,750
		4,416,415
Consumer Staples — 8.6%
B&G Foods, Inc.
5.250%, due 4/1/25	25,000	25,312
5.250%, due 9/15/27	120,000	121,800
Energizer Holdings, Inc.
5.500%, due 6/15/25‡	50,000	50,750
6.375%, due 7/15/26‡	93,000	95,557
7.750%, due 1/15/27‡	57,000	60,420
JBS USA LUX SA / JBS USA Finance, Inc., (Brazil)
5.750%, due 6/15/25‡	90,000	91,350
6.750%, due 2/15/28‡	135,000	142,425
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.500%, due 1/15/30‡	136,000	137,360
6.500%, due 4/15/29‡	110,000	116,600
Kraft Heinz Foods Co.
3.000%, due 6/1/26	161,000	160,081
3.500%, due 6/6/22	78,000	80,524
3.500%, due 7/15/22	18,000	18,404
3.750%, due 4/1/30‡	78,000	79,173
3.950%, due 7/15/25	217,000	227,296
4.000%, due 6/15/23	68,000	70,538
4.375%, due 6/1/46	254,000	240,906
4.625%, due 1/30/29	88,000	92,040

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Staples (continued)
4.625%, due 10/1/39‡	$39,000	$38,494
4.875%, due 10/1/49‡	117,000	115,256
5.000%, due 7/15/35	83,000	88,816
5.000%, due 6/4/42	161,000	162,389
5.200%, due 7/15/45	141,000	144,589
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24‡	81,000	82,620
4.875%, due 11/1/26‡	95,000	95,475
Mattel, Inc.
5.875%, due 12/15/27‡	50,000	48,875
6.750%, due 12/31/25‡	160,000	162,400
Newell Brands, Inc.
4.350%, due 4/1/23	141,000	143,820
4.700%, due 4/1/26	173,000	175,162
5.875%, due 4/1/36	49,000	51,328
6.000%, due 4/1/46	86,000	88,473
Performance Food Group, Inc.
5.500%, due 10/15/27‡	116,000	109,620
Pilgrim’s Pride Corp.
5.750%, due 3/15/25‡	75,000	75,750
5.875%, due 9/30/27‡	99,000	100,856
Post Holdings, Inc.
4.625%, due 4/15/30‡	90,000	88,200
5.000%, due 8/15/26‡	173,000	172,351
5.500%, due 12/15/29‡	77,000	77,385
5.625%, due 1/15/28‡	119,000	121,083
5.750%, due 3/1/27‡	154,000	157,658
Prestige Brands, Inc.
6.375%, due 3/1/24‡	50,000	51,375
Spectrum Brands, Inc.
5.750%, due 7/15/25	100,000	99,750
Tempur Sealy International, Inc.
5.500%, due 6/15/26	66,000	63,360
5.625%, due 10/15/23	25,000	24,625
Vector Group Ltd.
6.125%, due 2/1/25‡	80,000	77,600
		4,427,846
Energy — 2.4%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.500%, due 5/20/25	69,000	69,690
5.625%, due 5/20/24	68,000	69,360
5.750%, due 5/20/27	46,000	46,805
5.875%, due 8/20/26	68,000	69,530
Buckeye Partners LP
3.950%, due 12/1/26	73,000	64,879
4.500%, due 3/1/28‡	29,000	26,100
Cheniere Energy Partners LP
4.500%, due 10/1/29‡	125,000	115,000
5.250%, due 10/1/25	172,000	164,260
5.625%, due 10/1/26	125,000	120,000
EQT Corp.
3.000%, due 10/1/22	75,000	70,125
3.900%, due 10/1/27	125,000	105,000
Springleaf Finance Corp.
8.250%, due 12/15/20	87,000	87,544
	Principal Amount	Value
Corporate Bonds (continued)
Energy (continued)
Sunoco LP / Sunoco Finance Corp.
4.875%, due 1/15/23	$110,000	$106,425
5.500%, due 2/15/26	80,000	76,800
6.000%, due 4/15/27	65,000	61,912
		1,253,430
Financials — 3.9%
CIT Group, Inc.
4.125%, due 3/9/21	62,000	60,837
4.750%, due 2/16/24	56,000	53,760
5.000%, due 8/15/22	116,000	114,840
5.250%, due 3/7/25(a)	52,000	51,220
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, due 9/15/24	110,000	103,400
5.250%, due 5/15/27	90,000	85,500
6.250%, due 2/1/22	125,000	125,000
6.250%, due 5/15/26	125,000	122,812
6.375%, due 12/15/25	93,000	91,605
6.750%, due 2/1/24	50,000	50,000
LPL Holdings, Inc.
5.750%, due 9/15/25‡	85,000	83,938
MSCI, Inc.
4.000%, due 11/15/29‡	101,000	105,545
4.750%, due 8/1/26‡	56,000	58,450
5.375%, due 5/15/27‡	51,000	54,698
5.750%, due 8/15/25‡	80,000	83,600
Navient Corp.
6.625%, due 7/26/21	80,000	79,600
Quicken Loans, Inc.
5.250%, due 1/15/28‡	106,000	103,660
5.750%, due 5/1/25‡	120,000	117,441
Refinitiv US Holdings, Inc.
6.250%, due 5/15/26‡	120,000	127,500
8.250%, due 11/15/26‡	170,000	184,662
Springleaf Finance Corp.
6.125%, due 5/15/22	142,000	140,225
		1,998,293
Health Care — 14.9%
Avantor, Inc.
6.000%, due 10/1/24‡	147,000	154,350
9.000%, due 10/1/25‡	210,000	227,850
Bausch Health Cos., Inc.
5.000%, due 1/30/28‡	127,000	121,920
5.250%, due 1/30/30‡	146,000	144,540
5.500%, due 11/1/25‡	199,000	203,975
5.750%, due 8/15/27‡	60,000	63,150
6.125%, due 4/15/25‡	375,000	379,219
6.500%, due 3/15/22‡	235,000	239,700
7.000%, due 3/15/24‡	40,000	41,300
7.000%, due 1/15/28‡	75,000	77,625
7.250%, due 5/30/29‡	75,000	79,500
Centene Corp.
3.375%, due 2/15/30‡	150,000	151,875
4.250%, due 12/15/27‡	273,000	285,967
4.625%, due 12/15/29‡	370,000	405,150

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Corporate Bonds (continued)
Health Care (continued)
4.750%, due 5/15/22	$50,000	$50,500
4.750%, due 1/15/25	66,000	67,815
4.750%, due 1/15/25‡	90,000	92,475
5.250%, due 4/1/25‡	265,000	273,612
5.375%, due 6/1/26‡	201,000	212,306
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.750%, due 3/1/25‡	140,000	138,250
Charles River Laboratories International, Inc.
4.250%, due 5/1/28‡	57,000	57,499
5.500%, due 4/1/26‡	44,000	45,760
DaVita, Inc.
5.000%, due 5/1/25	170,000	172,125
5.125%, due 7/15/24	175,000	177,625
Elanco Animal Health, Inc.
4.662%, due 8/27/21	32,000	32,577
5.022%, due 8/28/23	57,000	60,758
5.650%, due 8/28/28	92,000	101,660
Encompass Health Corp.
4.500%, due 2/1/28	48,000	48,000
4.750%, due 2/1/30	53,000	53,000
HCA, Inc.
3.500%, due 9/1/30	285,000	273,244
5.375%, due 2/1/25	234,000	251,550
5.375%, due 9/1/26	109,000	117,993
5.625%, due 9/1/28	171,000	189,383
5.875%, due 5/1/23	132,000	141,570
5.875%, due 2/15/26	174,000	194,445
5.875%, due 2/1/29	102,000	117,300
Hologic, Inc.
4.375%, due 10/15/25‡	116,000	117,160
IQVIA, Inc.
5.000%, due 10/15/26‡	104,000	107,120
5.000%, due 5/15/27‡	126,000	129,465
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
6.375%, due 8/1/23‡	115,000	117,300
LifePoint Health, Inc.
4.375%, due 2/15/27‡	58,000	54,230
6.750%, due 4/15/25‡	60,000	61,800
Molina Healthcare, Inc.
5.375%, due 11/15/22	68,000	70,295
Select Medical Corp.
6.250%, due 8/15/26‡	112,000	106,960
Service Corp. International
4.625%, due 12/15/27	65,000	66,138
5.125%, due 6/1/29	92,000	95,680
Tenet Healthcare Corp.
4.625%, due 7/15/24	200,000	197,250
4.625%, due 9/1/24‡	52,000	51,090
4.875%, due 1/1/26‡	219,000	216,810
5.125%, due 5/1/25	159,000	148,665
5.125%, due 11/1/27‡	150,000	147,375
6.250%, due 2/1/27‡	150,000	147,750
7.500%, due 4/1/25‡	70,000	75,250
8.125%, due 4/1/22	287,000	288,435
		7,644,341

	Principal Amount	Value
Corporate Bonds (continued)
Industrials — 8.9%
ADT Security Corp. (The)
3.500%, due 7/15/22	$136,000	$133,280
4.875%, due 7/15/32‡	50,000	44,000
AECOM
5.125%, due 3/15/27	105,000	106,706
5.875%, due 10/15/24	85,000	89,037
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625%, due 7/15/26‡	140,000	144,725
American Builders & Contractors Supply Co., Inc.
4.000%, due 1/15/28‡	77,000	73,150
5.875%, due 5/15/26‡	47,000	47,117
Aramark Services, Inc.
4.750%, due 6/1/26	53,000	50,615
5.000%, due 4/1/25‡	68,000	65,960
5.000%, due 2/1/28‡	104,000	100,100
Beacon Roofing Supply, Inc.
4.875%, due 11/1/25‡	135,000	118,800
Builders FirstSource, Inc.
5.000%, due 3/1/30‡	50,000	43,250
6.750%, due 6/1/27‡	80,000	82,800
Colfax Corp.
6.000%, due 2/15/24‡	69,000	70,035
Dun & Bradstreet Corp. (The)
6.875%, due 8/15/26‡	72,000	75,780
Griffon Corp.
5.750%, due 3/1/28	95,000	90,250
Herc Holdings, Inc.
5.500%, due 7/15/27‡	136,000	127,840
Iron Mountain, Inc.
4.375%, due 6/1/21‡	50,000	50,000
4.875%, due 9/15/27‡	102,000	99,450
4.875%, due 9/15/29‡	91,000	87,132
5.250%, due 3/15/28‡	91,000	88,952
5.750%, due 8/15/24	125,000	123,125
Lennar Corp.
4.125%, due 1/15/22	78,000	78,293
4.500%, due 4/30/24	68,000	69,360
4.750%, due 4/1/21	33,000	33,165
4.750%, due 5/30/25	55,000	56,512
4.750%, due 11/29/27	102,000	105,315
5.875%, due 11/15/24	30,000	31,575
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.250%, due 4/15/24‡	53,000	51,874
5.750%, due 4/15/26‡	141,000	138,709
PulteGroup, Inc.
4.250%, due 3/1/21	53,000	53,596
5.000%, due 1/15/27	74,000	76,775
5.500%, due 3/1/26	66,000	70,208
Signature Aviation US Holdings, Inc.
4.000%, due 3/1/28‡	73,000	62,780
5.375%, due 5/1/26‡	58,000	53,505
Standard Industries, Inc.
4.750%, due 1/15/28‡	106,000	104,410
5.000%, due 2/15/27‡	64,000	64,160

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Corporate Bonds (continued)
Industrials (continued)
5.375%, due 11/15/24‡	$110,000	$111,100
6.000%, due 10/15/25‡	114,000	117,420
Summit Materials LLC / Summit Materials Finance Corp.
6.125%, due 7/15/23	70,000	70,000
Taylor Morrison Communities, Inc.
5.875%, due 1/31/25‡	30,000	27,750
Toll Brothers Finance Corp.
4.875%, due 3/15/27	36,000	36,450
TransDigm, Inc.
6.250%, due 3/15/26‡	451,000	440,853
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
5.875%, due 6/15/24	58,000	57,275
United Rentals North America, Inc.
4.000%, due 7/15/30	65,000	61,425
4.625%, due 10/15/25	90,000	88,200
4.875%, due 1/15/28	196,000	196,000
5.250%, due 1/15/30	82,000	82,103
5.500%, due 5/15/27	122,000	123,220
5.875%, due 9/15/26	97,000	99,668
6.500%, due 12/15/26	82,000	84,870
		4,558,675
Information Technology — 4.5%
CDK Global, Inc.
4.875%, due 6/1/27	65,000	64,837
5.000%, due 10/15/24	66,000	68,475
5.250%, due 5/15/29‡	52,000	53,040
5.875%, due 6/15/26	36,000	37,170
CDW LLC / CDW Finance Corp.
4.125%, due 5/1/25	60,000	60,600
4.250%, due 4/1/28	57,000	56,857
5.000%, due 9/1/25	54,000	55,350
CommScope, Inc.
5.500%, due 3/1/24‡	118,000	118,000
6.000%, due 3/1/26‡	161,000	161,000
Dell International LLC / EMC Corp.
7.125%, due 6/15/24‡	185,000	192,631
EMC Corp.
3.375%, due 6/1/23	99,000	98,753
Match Group, Inc.
4.125%, due 8/1/30‡	54,000	52,380
NCR Corp.
5.750%, due 9/1/27‡	52,000	51,610
6.125%, due 9/1/29‡	54,000	53,865
NortonLifeLock, Inc.
5.000%, due 4/15/25‡	119,000	120,190
PTC, Inc.
3.625%, due 2/15/25‡	43,000	42,463
4.000%, due 2/15/28‡	64,000	62,720
Qorvo, Inc.
4.375%, due 10/15/29‡	58,000	57,710
5.500%, due 7/15/26	92,000	96,600
Sensata Technologies UK Financing Co. PLC
6.250%, due 2/15/26‡	83,000	85,386
	Principal Amount	Value
Corporate Bonds (continued)
Information Technology (continued)
Sensata Technologies, Inc.
4.375%, due 2/15/30‡	$39,000	$37,879
SS&C Technologies, Inc.
5.500%, due 9/30/27‡	210,000	216,300
Western Digital Corp.
4.750%, due 2/15/26	237,000	241,740
Xerox Corp.
4.125%, due 3/15/23	100,000	99,500
4.500%, due 5/15/21	95,000	95,000
		2,280,056
Materials — 5.5%
Alcoa Nederland Holding BV
6.125%, due 5/15/28‡	53,000	51,344
6.750%, due 9/30/24‡	75,000	75,000
7.000%, due 9/30/26‡	53,000	52,602
Ball Corp.
4.000%, due 11/15/23	86,000	88,580
4.875%, due 3/15/26	64,000	68,800
5.250%, due 7/1/25	122,000	134,352
Berry Global, Inc.
4.500%, due 2/15/26‡	49,000	48,387
4.875%, due 7/15/26‡	152,000	155,470
5.125%, due 7/15/23	50,000	50,250
5.625%, due 7/15/27‡	57,000	58,852
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, due 1/15/23	101,000	103,399
Crown Americas LLC / Crown Americas Capital Corp. VI
4.750%, due 2/1/26	102,000	104,805
Freeport-McMoRan, Inc.
3.875%, due 3/15/23	194,000	193,273
4.125%, due 3/1/28	50,000	46,250
4.250%, due 3/1/30	40,000	36,700
5.000%, due 9/1/27	67,000	64,990
5.250%, due 9/1/29(a)	67,000	66,163
5.450%, due 3/15/43	215,000	197,800
Graphic Packaging International LLC
3.500%, due 3/15/28‡	40,000	38,200
Howmet Aerospace, Inc.
5.125%, due 10/1/24	140,000	134,750
6.875%, due 5/1/25	125,000	127,969
LABL Escrow Issuer LLC
6.750%, due 7/15/26‡	70,000	70,350
Novelis Corp.
4.750%, due 1/30/30‡	181,000	161,090
5.875%, due 9/30/26‡	144,000	140,040
Olin Corp.
5.000%, due 2/1/30	54,000	47,520
5.125%, due 9/15/27	56,000	51,520
5.625%, due 8/1/29	92,000	83,145
Owens-Brockway Glass Container, Inc.
5.875%, due 8/15/23‡(a)	82,000	84,870

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Corporate Bonds (continued)
Materials (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.125%, due 7/15/23‡	$175,000	$175,875
7.000%, due 7/15/24‡	70,000	70,175
Sealed Air Corp.
4.000%, due 12/1/27‡	39,000	38,415
		2,820,936
Media — 13.4%
AMC Networks, Inc.
4.750%, due 8/1/25(a)	86,000	78,905
5.000%, due 4/1/24	94,000	89,300
CCO Holdings LLC / CCO Holdings Capital Corp.
4.000%, due 3/1/23‡	46,000	46,000
4.500%, due 8/15/30‡	162,000	163,215
4.500%, due 5/1/32‡	150,000	148,875
4.750%, due 3/1/30‡	253,000	258,060
5.000%, due 2/1/28‡	161,000	165,427
5.125%, due 5/1/27‡	195,000	202,312
5.375%, due 6/1/29‡	91,000	96,005
5.500%, due 5/1/26‡	150,000	155,625
5.750%, due 2/15/26‡	154,000	160,545
5.875%, due 4/1/24‡	100,000	102,750
Clear Channel Worldwide Holdings, Inc.
5.125%, due 8/15/27‡	116,000	108,460
CSC Holdings LLC
5.250%, due 6/1/24	77,000	80,561
5.375%, due 7/15/23‡	125,000	126,250
5.375%, due 2/1/28‡	110,000	114,125
5.500%, due 5/15/26‡	170,000	175,100
5.500%, due 4/15/27‡	138,000	142,485
5.750%, due 1/15/30‡	243,000	252,720
6.500%, due 2/1/29‡	189,000	205,537
6.625%, due 10/15/25‡	85,000	88,187
6.750%, due 11/15/21	98,000	102,165
7.500%, due 4/1/28‡	116,000	127,020
DISH DBS Corp.
5.000%, due 3/15/23	144,000	136,440
5.875%, due 7/15/22	224,000	224,560
6.750%, due 6/1/21	219,000	219,000
Gray Television, Inc.
5.125%, due 10/15/24‡	55,000	54,037
5.875%, due 7/15/26‡	78,000	75,465
7.000%, due 5/15/27‡	77,000	77,577
iHeartCommunications, Inc.
4.750%, due 1/15/28‡	57,000	49,875
5.250%, due 8/15/27‡	92,000	83,720
Lamar Media Corp.
3.750%, due 2/15/28‡	58,000	53,360
5.750%, due 2/1/26	82,000	83,435
Live Nation Entertainment, Inc.
4.750%, due 10/15/27‡	96,000	81,360
Netflix, Inc.
4.375%, due 11/15/26	124,000	129,890
4.875%, due 4/15/28	100,000	106,500
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
4.875%, due 6/15/30‡(a)	121,000	129,167
5.375%, due 11/15/29‡	106,000	116,600
5.500%, due 2/15/22	79,000	81,962
5.875%, due 2/15/25	$72,000	$79,020
5.875%, due 11/15/28	194,000	218,250
6.375%, due 5/15/29	101,000	117,413
Nexstar Broadcasting, Inc.
5.625%, due 8/1/24‡	50,000	48,500
5.625%, due 7/15/27‡	199,000	189,050
Nielsen Co. Luxembourg SARL (The)
5.000%, due 2/1/25‡(a)	49,000	46,918
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, due 4/15/22‡	235,000	230,888
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, due 3/15/30‡	53,000	48,628
5.000%, due 8/15/27‡	57,000	54,008
Sirius XM Radio, Inc.
3.875%, due 8/1/22‡	154,000	154,963
4.625%, due 7/15/24‡	185,000	187,775
5.000%, due 8/1/27‡	169,000	172,803
5.375%, due 7/15/26‡	109,000	111,725
5.500%, due 7/1/29‡	146,000	152,935
TEGNA, Inc.
4.625%, due 3/15/28‡	87,000	77,648
5.000%, due 9/15/29‡	111,000	98,790
		6,881,891
Real Estate — 0.7%
ESH Hospitality, Inc.
4.625%, due 10/1/27‡	70,000	63,350
5.250%, due 5/1/25‡	135,000	126,900
Howard Hughes Corp. (The)
5.375%, due 3/15/25‡	97,000	94,090
Ryman Hospitality Properties, Inc.
4.750%, due 10/15/27‡	75,000	65,250
		349,590
Telecommunication Services — 10.4%
CenturyLink, Inc.
4.000%, due 2/15/27‡	137,000	133,575
5.125%, due 12/15/26‡	131,000	125,269
5.625%, due 4/1/25	57,000	57,000
5.800%, due 3/15/22	94,000	96,115
6.450%, due 6/15/21	144,000	147,060
7.500%, due 4/1/24	121,000	131,285
Hughes Satellite Systems Corp.
6.625%, due 8/1/26	78,000	83,460
LCPR Senior Secured Financing DAC, (Puerto Rico)
6.750%, due 10/15/27‡	125,000	131,094
Level 3 Financing, Inc.
4.625%, due 9/15/27‡	96,000	95,760
5.125%, due 5/1/23	100,000	100,000
5.250%, due 3/15/26	101,000	103,525
5.375%, due 1/15/24	125,000	125,937
5.375%, due 5/1/25	75,000	76,125

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
SBA Communications Corp.
3.875%, due 2/15/27‡	92,000	93,840
4.000%, due 10/1/22	53,000	53,265
4.875%, due 9/1/24	$132,000	$135,960
Sprint Capital Corp.
6.875%, due 11/15/28	223,000	268,715
8.750%, due 3/15/32	224,000	315,280
Sprint Communications, Inc.
6.000%, due 11/15/22	204,000	215,730
Sprint Corp.
7.125%, due 6/15/24	338,000	379,405
7.250%, due 9/15/21	236,000	247,505
7.625%, due 2/15/25	161,000	185,552
7.625%, due 3/1/26	161,000	189,175
7.875%, due 9/15/23	399,000	448,376
T-Mobile USA, Inc.
4.000%, due 4/15/22	50,000	51,063
4.500%, due 2/1/26	89,000	91,225
4.750%, due 2/1/28	141,000	147,874
5.125%, due 4/15/25	50,000	51,000
5.375%, due 4/15/27	53,000	56,048
6.000%, due 4/15/24	115,000	117,012
6.375%, due 3/1/25	225,000	231,187
6.500%, due 1/15/24	100,000	102,000
6.500%, due 1/15/26	171,000	180,191
ViaSat, Inc.
5.625%, due 9/15/25‡	60,000	56,550
5.625%, due 4/15/27‡	68,000	67,320
Zayo Group Holdings, Inc.
4.000%, due 3/1/27‡	135,000	130,613
6.125%, due 3/1/28‡	105,000	98,700
		5,319,791
Transportation — 0.4%
Delta Air Lines, Inc.
2.600%, due 12/4/20	45,000	43,088
XPO Logistics, Inc.
6.125%, due 9/1/23‡	40,000	40,100
6.750%, due 8/15/24‡	101,000	103,020
		186,208
Utilities — 4.1%
AES Corp.
4.000%, due 3/15/21	41,000	40,897
4.500%, due 3/15/23	59,000	59,000
5.125%, due 9/1/27	55,000	57,131
6.000%, due 5/15/26	60,000	63,000
Calpine Corp.
4.500%, due 2/15/28‡	146,000	141,255
5.125%, due 3/15/28‡	135,000	131,625
5.250%, due 6/1/26‡	116,000	117,740
5.750%, due 1/15/25	125,000	125,312
Clearway Energy Operating LLC
4.750%, due 3/15/28‡	73,000	74,277
5.750%, due 10/15/25	40,000	41,500
	Principal Amount	Value
Corporate Bonds (continued)
Utilities (continued)
NextEra Energy Operating Partners LP
3.875%, due 10/15/26‡	57,000	56,091
4.250%, due 7/15/24‡	98,000	98,980
4.250%, due 9/15/24‡	40,000	40,600
4.500%, due 9/15/27‡	60,000	61,575
NRG Energy, Inc.
5.250%, due 6/15/29‡	$92,000	$98,555
5.750%, due 1/15/28	127,000	136,525
6.625%, due 1/15/27	67,000	71,522
7.250%, due 5/15/26	98,000	105,350
TerraForm Power Operating LLC
4.250%, due 1/31/23‡	62,000	63,550
4.750%, due 1/15/30‡	63,000	64,418
5.000%, due 1/31/28‡	65,000	68,169
Vistra Operations Co. LLC
5.000%, due 7/31/27‡	135,000	137,363
5.500%, due 9/1/26‡	121,000	124,328
5.625%, due 2/15/27‡	127,000	131,763
		2,110,526
Total Corporate Bonds (Cost $44,768,309)		44,247,998
Foreign Bonds — 11.4%
Consumer Discretionary — 2.3%
1011778 BC ULC / New Red Finance, Inc., (Canada)
3.875%, due 1/15/28‡	102,000	98,430
4.250%, due 5/15/24‡	157,000	156,607
4.375%, due 1/15/28‡	43,000	41,871
5.000%, due 10/15/25‡	299,000	299,748
5.750%, due 4/15/25‡	50,000	52,750
Fiat Chrysler Automobiles NV, (United Kingdom)
5.250%, due 4/15/23	166,000	165,170
Parkland Fuel Corp., (Canada)
5.875%, due 7/15/27‡	52,000	49,790
6.000%, due 4/1/26‡	54,000	52,448
Stars Group Holdings BV / Stars Group US Co.-Borrower LLC, (Canada)
7.000%, due 7/15/26‡	105,000	108,281
ZF North America Capital, Inc., (Germany)
4.500%, due 4/29/22‡	65,000	65,325
4.750%, due 4/29/25‡	115,000	106,663
		1,197,083
Industrials — 0.4%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., (Canada)
4.875%, due 2/15/30‡	35,000	28,875
Garda World Security Corp., (Canada)
4.625%, due 2/15/27‡	54,000	52,650
GFL Environmental, Inc., (Canada)
5.125%, due 12/15/26‡	38,000	39,425
7.000%, due 6/1/26‡	45,000	47,250

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
	Principal Amount	Value
Foreign Bonds (continued)
Industrials (continued)
Mattamy Group Corp., (Canada)
5.250%, due 12/15/27‡	53,000	49,687
		217,887
Information Technology — 0.9%
Nokia OYJ, (Finland)
3.375%, due 6/12/22	$41,000	$41,154
4.375%, due 6/12/27	48,000	48,480
Open Text Corp., (Canada)
3.875%, due 2/15/28‡	108,000	104,760
5.875%, due 6/1/26‡	75,000	77,813
Open Text Holdings, Inc., (Canada)
4.125%, due 2/15/30‡	92,000	89,470
Telefonaktiebolaget LM Ericsson, (Sweden)
4.125%, due 5/15/22	118,000	122,277
		483,954
Materials — 1.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.125%, due 8/15/26‡	33,000	32,175
4.250%, due 9/15/22‡(a)	70,000	70,262
5.250%, due 4/30/25‡	70,000	71,663
5.250%, due 8/15/27‡	102,000	99,067
6.000%, due 2/15/25‡	165,000	164,175
FMG Resources August 2006 Pty Ltd., (Australia)
4.500%, due 9/15/27‡	72,000	70,200
4.750%, due 5/15/22‡	104,000	104,130
5.125%, due 3/15/23‡	25,000	25,219
5.125%, due 5/15/24‡	68,000	68,850
OCI NV, (Netherlands)
5.250%, due 11/1/24‡	72,000	71,640
6.625%, due 4/15/23‡	65,000	65,731
Trivium Packaging Finance BV, (Netherlands)
5.500%, due 8/15/26‡	110,000	112,750
		955,862
Media — 1.7%
Telenet Finance Luxembourg Notes SARL, (Belgium)
5.500%, due 3/1/28‡	200,000	204,000
Videotron Ltd., (Canada)
5.125%, due 4/15/27‡	66,000	68,970
Virgin Media Secured Finance PLC, (United Kingdom)
5.500%, due 8/15/26‡	47,000	48,762
5.500%, due 5/15/29‡	155,000	161,588
Ziggo Bond Co. BV, (Netherlands)
6.000%, due 1/15/27‡	78,000	78,195
Ziggo BV, (Netherlands)
4.875%, due 1/15/30‡	57,000	56,430
5.500%, due 1/15/27‡	226,000	229,108
		847,053

	Principal Amount	Value
Foreign Bonds (continued)
Telecommunication Services — 4.1%
Altice Financing SA, (France)
5.000%, due 1/15/28‡	115,000	111,406
7.500%, due 5/15/26‡	305,000	317,962
Altice France Holding SA, (France)
6.000%, due 2/15/28‡	$120,000	$108,900
Altice France SA, (France)
5.500%, due 1/15/28‡	122,000	122,915
7.375%, due 5/1/26‡	500,000	525,000
8.125%, due 2/1/27‡	200,000	216,000
C&W Senior Financing DAC, (United Kingdom)
6.875%, due 9/15/27‡	125,000	123,437
Intelsat Jackson Holdings SA, (Luxembourg)
9.500%, due 9/30/22‡	53,000	58,830
Telecom Italia Capital SA, (Italy)
6.000%, due 9/30/34	107,000	110,611
7.200%, due 7/18/36	92,000	102,005
7.721%, due 6/4/38	122,000	140,453
Telecom Italia SpA, (Italy)
5.303%, due 5/30/24‡	170,000	175,738
		2,113,257
Utilities — 0.1%
Mattamy Group Corp., (Canada)
4.625%, due 3/1/30‡	40,000	35,800
Total Foreign Bonds (Cost $5,892,985)		5,850,896

	Shares
Short-Term Investments — 2.2%
Money Market Funds — 2.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.20%(b)	745,070	745,070
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	400,640	400,640
Total Short-Term Investments (Cost $1,145,710)		1,145,710
Total Investments — 99.9% (Cost $51,807,004)		51,244,604
Other Assets and Liabilities, Net — 0.1%		50,114
Net Assets — 100.0%		$51,294,718

‡
May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $531,180; total market value of collateral held by the Fund was $552,109. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $151,469.

(b)
Reflects the 1-day yield at April 30, 2020.

See notes to financial statements.

Schedules of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2020
(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Corporate Bonds	$—	$44,247,998	$—	$44,247,998
Foreign Bonds	—	5,850,896	—	5,850,896
Short-Term Investments:
Money Market Funds	1,145,710	—	—	1,145,710
Total Investments in Securities	$1,145,710	$50,098,894	$—	$51,244,604

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF

April 30, 2020
	Shares	Value
Common Stocks — 81.6%
Communication Services — 2.0%
Cincinnati Bell, Inc.*	650,634	$9,531,788
Cineplex, Inc.*	228,550	2,738,092
Meet Group, Inc. (The)*	401,195	2,475,373
Total Communication Services		14,745,253
Consumer Discretionary — 17.8%
Delphi Technologies PLC*(a)	2,508,135	25,056,269
Fiat Chrysler Automobiles NV*	3,902,613	34,264,644
Keihin Corp.*	188,055	4,496,719
Li & Fung Ltd.*	35,240,786	5,318,609
Nissin Kogyo Co., Ltd.*	158,434	3,295,060
Stars Group, Inc. (The)*	98,929	2,765,696
Tiffany & Co.*(b)	422,879	53,494,193
Total Consumer Discretionary		128,691,190
Consumer Staples — 0.2%
Craft Brew Alliance, Inc.*(a)	81,503	1,230,695
Financials — 24.6%
Carolina Financial Corp.*	53,314	1,803,612
CenterState Bank Corp.	709,545	12,338,987
E*TRADE Financial Corp.(b)	921,380	37,417,242
Franklin Financial Network, Inc.	75,583	1,792,829
IBERIABANK Corp.*	125,893	5,219,524
Legg Mason, Inc.	719,752	35,865,242
TD Ameritrade Holding Corp.	899,055	35,305,890
Texas Capital Bancshares, Inc.*	208,878	5,802,631
Unione di Banche Italiane SpA*	2,168,716	6,197,404
Willis Towers Watson PLC*	200,996	35,835,577
Total Financials		177,578,938
Health Care — 5.7%
Metlifecare Ltd.*	865,552	2,237,470
Progenics Pharmaceuticals, Inc.*	496,746	1,957,179
QIAGEN NV*	323,099	13,469,997
Wright Medical Group NV*(a)	801,836	23,349,464
Total Health Care		41,014,110
Industrials — 6.3%
Advanced Disposal Services, Inc.*	699,224	22,549,974
Hexcel Corp.*	459,200	15,883,728
Mobile Mini, Inc.	92,582	2,645,068
Navistar International Corp.*	201,955	4,800,470
Total Industrials		45,879,240
Information Technology — 19.1%
Acacia Communications, Inc.*(a)	178,418	12,077,114
Adesto Technologies Corp.*(a)	247,522	2,933,136
Anixter International, Inc.*	120,460	11,185,916
Fitbit, Inc., Class A*	2,628,990	17,587,943
ForeScout Technologies, Inc.*(a)	364,368	11,572,328
Ingenico Group SA*	57,263	7,194,002
Isra Vision AG*	28,623	1,564,403
KEMET Corp.*	394,131	10,645,478
LogMeIn, Inc.*	272,877	23,320,068
Tech Data Corp.*	239,991	33,752,334
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
TiVo Corp.*	946,618	$6,654,725
Total Information Technology		138,487,447
Real Estate — 3.7%
CapitaLand Commercial Trust*	4,277,480	4,892,195
Northview Apartment Real Estate Investment Trust, Class Trust Unit*(a)	133,809	3,391,106
Taubman Centers, Inc.*	422,824	18,223,714
Total Real Estate		26,507,015
Utilities — 2.2%
El Paso Electric Co.*	237,880	16,175,840
Total Common Stocks
(Cost $667,977,027)		590,309,728
Investment Companies — 5.1%
U.S. Ultra Short Term Bond Funds — 5.1%
iShares Short Treasury Bond ETF	309,938	34,375,224
IQ Ultra Short Duration ETF†	59,392	2,936,934
Total Investment Companies (Cost $37,300,732)		37,312,158
Short-Term Investments — 12.7%
Money Market Funds — 12.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(c)(d)	14,289,956	14,289,956
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(c)	77,768,188	77,768,188
Total Short-Term Investments (Cost $92,058,144)		92,058,144
Total Investments — 99.4% (Cost $797,335,903)		719,680,030
Other Assets and Liabilities, Net — 0.6%		3,901,744
Net Assets — 100.0%		$723,581,774

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $31,273,273; total market value of collateral held by the Fund was 32,844,059. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $18,554,103.

(b)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $51,104,400.

(c)
Reflects the 1-day yield at April 30, 2020.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(e)
Consumer Discretionary Select Sector SPDR Fund	Bank of America	0.99	8/31/2021	Monthly	$(10,400,603)	$—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	(0.01)	2/02/2022	Monthly	(10,400,603)	—
Financial Select Sector SPDR Fund	Bank of America	0.99	8/31/2021	Monthly	(18,656,760)	—
Financial Select Sector SPDR Fund	Morgan Stanley	(0.31)	2/02/2022	Monthly	(18,656,760)	—
Health Care Select Sector SPDR Fund	Bank of America	0.99	8/31/2021	Monthly	(1,016,847)	—
Health Care Select Sector SPDR Fund	Morgan Stanley	(0.06)	2/02/2022	Monthly	(1,016,847)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	(0.11)	2/02/2022	Monthly	(15,453,035)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	(3.30)	2/02/2022	Monthly	(3,863,680)	—
iShares PHLX Semiconductor ETF	Morgan Stanley	(1.65)	2/02/2022	Monthly	(6,504,262)	—
iShares U.S. Financial Services ETF	Bank of America	0.99	8/31/2021	Monthly	(37,900,493)	—
iShares U.S. Financial Services ETF	Morgan Stanley	(0.79)	2/02/2022	Monthly	(37,900,493)	—
SPDR S&P Regional Banking ETF	Bank of America	0.99	8/31/2021	Monthly	(13,463,550)	—
SPDR S&P Regional Banking ETF	Morgan Stanley	(0.71)	2/02/2022	Monthly	(13,463,550)	—
Vanguard FTSE Europe ETF	Bank of America	0.99	8/31/2021	Monthly	(23,262,033)	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.04	2/02/2022	Monthly	(23,262,033)	—
						$—
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $29,940,950 and with Bank of America amounted to $21,163,450 at April 30, 2020. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Reflects the value at reset date of April 30, 2020.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$590,309,728	$—	$—	$590,309,728
Investment Company	34,375,224	—	—	34,375,224
Exchange Traded Vehicle	2,936,934	—	—	2,936,934
Short-Term Investments:
Money Market Funds	92,058,144	—	—	92,058,144
Total Investments in Securities	719,680,030	—	—	719,680,030
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$719,680,030	$—	$—	$719,680,030
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedules of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2020
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities Rights	Balance as of April 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of April 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2020
A. Schulman, Inc., Contingent Value Right (CVR)(h)	$66,061	$—	$58,891	$13,731	$—	$(138,683)	$—	$—	$—	$—

(h)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	48,089,628	(45,156,013)	(13,685)	17,004	63,624	676	59,392	2,936,934

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF

April 30, 2020
	Shares	Value
Common Stocks — 92.5%
Australia — 7.4%
BHP Group Ltd.	22,177	$469,699
Evolution Mining Ltd.	25,299	84,638
Fortescue Metals Group Ltd.	11,735	91,888
GrainCorp Ltd., Class A*	4,209	9,755
IGO Ltd.	10,331	32,060
Iluka Resources Ltd.	1,908	9,594
Inghams Group Ltd.	16,287	37,321
Mineral Resources Ltd.	840	9,228
New Hope Corp. Ltd.	23,475	23,745
Newcrest Mining Ltd.	12,285	221,504
Northern Star Resources Ltd.	13,168	110,264
OceanaGold Corp.*	12,765	19,484
OZ Minerals Ltd.	1,501	8,815
Perseus Mining Ltd.*	18,344	11,589
Regis Resources Ltd.	7,897	23,266
Rio Tinto PLC	5,811	270,063
Saracen Mineral Holdings Ltd.*	15,902	45,184
South32 Ltd.	23,254	30,220
St. Barbara Ltd.	10,827	18,359
Washington H Soul Pattinson & Co., Ltd.(a)	7,476	90,745
Whitehaven Coal Ltd.	28,792	34,307
Woodside Petroleum Ltd.	2,694	39,596
Total Australia		1,691,324
Austria — 0.2%
OMV AG	874	28,623
voestalpine AG	685	14,177
Total Austria		42,800
Belgium — 0.2%
Umicore SA	1,027	44,331
Brazil — 0.4%
Yamana Gold, Inc.	17,961	84,830
Canada — 13.6%
Agnico Eagle Mines Ltd.	3,838	224,734
Alamos Gold, Inc., Class A	6,104	49,264
B2Gold Corp.	18,287	92,689
Barrick Gold Corp.	24,865	641,429
Canadian Natural Resources Ltd.	4,008	67,264
Centerra Gold, Inc.	4,203	33,680
Eldorado Gold Corp.*	3,096	29,579
Enbridge, Inc.	4,644	142,602
First Majestic Silver Corp.*	3,415	27,636
Hudbay Minerals, Inc.(a)	1,222	2,991
IAMGOLD Corp.*	7,909	27,731
Imperial Oil Ltd.	2,585	41,857
Kinross Gold Corp.*	21,161	140,012
Kirkland Lake Gold Ltd.	3,093	128,134
Labrador Iron Ore Royalty Corp.	282	4,008
Maple Leaf Foods, Inc.	4,524	83,806
Norbord, Inc.	5,291	86,015
Nutrien Ltd.	7,375	263,949
Osisko Gold Royalties Ltd.	2,330	21,321
Pan American Silver Corp.	3,890	82,900
Pembina Pipeline Corp.	1,888	43,389
Pretium Resources, Inc.*	3,115	23,840
Sandstorm Gold Ltd.*	2,785	21,675
	Shares	Value
Common Stocks (continued)
Canada (continued)
SSR Mining, Inc.*	2,276	$39,967
Suncor Energy, Inc.	4,746	84,809
TC Energy Corp.	1,973	90,997
Teck Resources Ltd., Class B	18,924	167,175
Torex Gold Resources, Inc.*	1,574	22,449
TransAlta Corp.	10,338	60,958
Wesdome Gold Mines Ltd.*	2,254	17,299
West Fraser Timber Co. Ltd.	3,887	108,415
Westshore Terminals Investment Corp.	1,956	21,011
Wheaton Precious Metals Corp.	6,235	237,423
Total Canada		3,131,008
Chile — 0.2%
Antofagasta PLC(a)	3,547	36,374
Lundin Mining Corp.	3,619	17,770
Total Chile		54,144
China — 8.5%
Ausnutria Dairy Corp., Ltd.*	64,805	120,710
China Coal Energy Co., Ltd., Class H	398,368	106,370
China Hongqiao Group Ltd.	38,771	19,305
China Molybdenum Co., Ltd., Class H	103,440	31,223
China Petroleum & Chemical Corp., Class H	224,811	113,676
China Shenhua Energy Co., Ltd., Class H	467,024	834,966
CNOOC Ltd.	103,489	117,341
COFCO Meat Holdings Ltd.*	140,640	50,071
Dali Foods Group Co. Ltd.‡	139,849	86,049
Guangdong Investment Ltd.	51,433	106,948
MMG Ltd.*	41,205	7,229
PetroChina Co., Ltd., Class H	343,405	123,588
Southern Energy Holdings Group Ltd.*(b)(c)	53,183	4,665
Zhaojin Mining Industry Co., Ltd., Class H	50,963	57,587
Zijin Mining Group Co., Ltd., Class H	403,097	166,390
Total China		1,946,118
Egypt — 0.1%
Centamin PLC	16,817	33,059
Finland — 4.4%
Kemira OYJ*	5,675	68,312
Neste OYJ	1,577	55,843
Stora Enso OYJ, Class R*	26,150	309,335
UPM-Kymmene OYJ	16,873	466,830
Valmet OYJ*	5,120	117,206
Total Finland		1,017,526
France — 1.7%
Suez	7,690	86,882
TOTAL SA	4,981	179,219
Veolia Environnement SA(a)	5,969	127,390
Total France		393,491
Germany — 0.3%
Aurubis AG	182	9,517
Suedzucker AG	2,370	31,332
Uniper SE(a)	773	20,743
Total Germany		61,592

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Hong Kong — 0.0%(d)
Nissin Foods Co. Ltd.	11,773	$9,704
Indonesia — 0.1%
First Pacific Co. Ltd.	70,618	14,666
Italy — 0.3%
Eni SpA	7,705	73,540
Ivory Coast — 0.1%
Endeavour Mining Corp.*	1,840	33,198
Japan — 2.9%
Fuji Oil Holdings, Inc.	890	20,924
Hoshizaki Corp.	659	50,780
Inpex Corp.	3,974	25,683
Itoham Yonekyu Holdings, Inc.	10,956	64,137
JFE Holdings, Inc.	2,950	19,973
Kewpie Corp.	1,416	28,297
NH Foods Ltd.	4,408	158,908
Nichirei Corp.	1,293	32,478
Nippon Flour Mills Co., Ltd.	785	12,443
Nippon Steel Corp.	4,348	37,078
Nisshin Oillio Group Ltd. (The)	330	10,909
Nisshin Seifun Group, Inc.(a)	3,245	51,041
Prima Meat Packers Ltd.	1,804	41,382
Sumitomo Metal Mining Co., Ltd.	1,196	30,405
Toyo Suisan Kaisha Ltd.	901	43,476
UACJ Corp.	212	3,485
Yamazaki Baking Co., Ltd.	1,904	33,812
Total Japan		665,211
Kazakhstan — 0.0%(d)
KAZ Minerals PLC(a)	2,040	10,668
Luxembourg — 0.3%
ArcelorMittal SA	5,391	59,059
Mexico — 0.4%
Fresnillo PLC(a)	9,158	82,223
Netherlands — 1.4%
OCI NV*	3,124	37,810
Royal Dutch Shell PLC, Class B	17,568	285,059
Total Netherlands		322,869
New Zealand — 0.4%
Fletcher Building Ltd.	36,505	83,331
Norway — 1.0%
Equinor ASA	7,000	98,258
Norsk Hydro ASA	9,607	24,601
Yara International ASA	3,351	114,536
Total Norway		237,395
Peru — 0.6%
Hochschild Mining PLC	10,518	18,481
Nexa Resources SA(a)	1,003	4,202
Southern Copper Corp.	3,316	107,571
Total Peru		130,254

	Shares	Value
Common Stocks (continued)
Portugal — 0.4%
Galp Energia SGPS SA	1,752	$20,178
Navigator Co. SA (The)*	26,245	68,243
Total Portugal		88,421
Russia — 0.8%
Evraz PLC	7,566	25,309
Highland Gold Mining Ltd.	5,327	16,019
Polymetal International PLC	5,585	115,004
United Co. RUSAL PLC*	79,382	27,954
Total Russia		184,286
Singapore — 1.3%
First Resources Ltd.	22,779	20,389
Golden Agri-Resources Ltd.*	198,401	21,986
Olam International Ltd.	41,544	44,268
Wilmar International Ltd.	85,590	217,061
Total Singapore		303,704
South Africa — 0.4%
Anglo American PLC	5,812	103,748
Spain — 0.3%
Ebro Foods SA	1,523	32,362
Repsol SA	3,124	28,448
Total Spain		60,810
Sweden — 0.9%
AAK AB	2,853	46,867
Boliden AB(a)	1,099	22,538
Holmen AB, B Shares*	4,676	136,634
Total Sweden		206,039
Switzerland — 0.3%
Aryzta AG*	25,273	10,191
Bell Food Group AG*	246	62,829
Total Switzerland		73,020
United Kingdom — 2.6%
BP PLC	42,570	168,121
Cranswick PLC	1,913	89,714
Greggs PLC	1,444	33,368
Hilton Food Group PLC	3,183	44,966
Severn Trent PLC	2,138	64,453
Spirax-Sarco Engineering PLC	630	69,357
Tate & Lyle PLC	5,523	49,615
United Utilities Group PLC	5,930	67,483
Total United Kingdom		587,077
United States — 40.9%
Alacer Gold Corp.*	5,566	28,612
Alcoa Corp.*	1,501	12,233
American Water Works Co., Inc.	1,509	183,630
Andersons, Inc. (The)	351	5,956
Arch Coal, Inc., Class A(a)	679	19,820
Archer-Daniels-Midland Co.	6,418	238,365
Armstrong World Industries, Inc.	1,730	133,348
Baker Hughes Co.	1,766	24,636
Builders FirstSource, Inc.*	6,163	113,091
Bunge Ltd.	1,746	69,264

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
United States (continued) — 40.9%
Campbell Soup Co.	3,179	$158,886
Carpenter Technology Corp.	324	7,183
Cheniere Energy, Inc.*	690	32,216
Chevron Corp.	4,301	395,692
Cleveland-Cliffs, Inc.(a)	1,425	6,241
Coeur Mining, Inc.*	4,170	17,556
Commercial Metals Co.	495	7,890
Conagra Brands, Inc.	4,769	159,475
Concho Resources, Inc.	558	31,650
ConocoPhillips	3,026	127,395
Diamondback Energy, Inc.(a)	668	29,085
Dover Corp.	1,425	133,451
Ecolab, Inc.	2,695	521,482
EOG Resources, Inc.	1,819	86,421
Essential Utilities, Inc.	1,882	78,649
Exxon Mobil Corp.	10,176	472,879
Flowers Foods, Inc.	2,388	53,205
FMC Corp.	1,584	145,570
Freeport-McMoRan, Inc.	7,688	67,885
Fresh Del Monte Produce, Inc.	514	14,654
General Mills, Inc.	6,056	362,694
Graco, Inc.	1,367	61,050
Halliburton Co.	3,857	40,499
Hecla Mining Co.	10,106	26,579
Hess Corp.	913	44,408
Hormel Foods Corp.	18,974	888,932
IDEX Corp.	658	101,089
Ingredion, Inc.	794	64,473
International Paper Co.	13,313	455,970
J&J Snack Foods Corp.	271	34,425
John Bean Technologies Corp.(a)	444	34,073
Kellogg Co.	3,707	242,809
Kinder Morgan, Inc.	5,534	84,283
Louisiana-Pacific Corp.	5,300	106,000
Marathon Petroleum Corp.	2,312	74,169
Mosaic Co. (The)	6,418	73,871
Newmont Corp.	10,611	631,142
Nucor Corp.	1,244	51,240
Occidental Petroleum Corp.(a)	4,486	74,468
ONEOK, Inc.	2,242	67,103
Peabody Energy Corp.(a)	5,030	17,052
Pentair PLC	1,798	62,193
Phillips 66	1,091	79,828
Pilgrim’s Pride Corp.*	11,536	253,792
Pioneer Natural Resources Co.	514	45,905
Post Holdings, Inc.*	918	84,318
Reliance Steel & Aluminum Co.	280	25,082
Sanderson Farms, Inc.	881	119,939
Schlumberger Ltd.	4,933	82,973
Seaboard Corp.	56	168,622
Simpson Manufacturing Co., Inc.	1,620	116,802
Steel Dynamics, Inc.	910	22,086
Tyson Foods, Inc., Class A	16,611	1,033,038
United States Steel Corp.(a)	776	5,960
Universal Forest Products, Inc.	2,213	90,999
Valero Energy Corp.	1,061	67,214
Warrior Met Coal, Inc.	2,197	27,572
Williams Cos., Inc. (The)	2,895	56,076
	Shares	Value
Common Stocks (continued)
United States (continued) — 40.9%
Xylem, Inc.	1,728	$124,243
Total United States		9,379,391
Zambia — 0.1%
First Quantum Minerals Ltd.	3,609	22,086
Total Common Stocks (Cost $24,958,389)		21,230,923
Investment Company — 4.6%
U.S. Ultra Short Term Bond Fund — 4.6%
IQ Ultra Short Duration ETF†	21,468	1,061,593
Total Investment Company (Cost $1,064,329)		1,061,593
Short-Term Investments — 5.2%
Money Market Funds — 5.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(e)(f)	242,458	242,458
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(e)	943,627	943,627
Total Short-Term Investments (Cost $1,186,085)		1,186,085
Total Investments — 102.3% (Cost $27,208,803)		23,478,601
Other Assets and Liabilities, Net — (2.3)%		(530,245)
Net Assets — 100.0%		$22,948,356

†
Affiliated Fund.

‡
May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $380,569; total market value of collateral held by the Fund was $400,995. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $158,537.

(b)
Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2020, the value of this security was $4,665.

(c)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(d)
Less than 0.05%.

(e)
Reflects the 1-day yield at April 30, 2020.

(f)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF  (continued)

April 30, 2020
Total Return Swap contracts outstanding at April 30, 2020:
Total Return Benchmark	Counterparty	Annual Financing Rate Received/ (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long/ (Short)	Value Unrealized Appreciation/ (Depreciation)(g)
iShares MSCI EAFE ETF	Bank of America	0.99	5/31/2021	Monthly	$(1,100,117)	$—
iShares MSCI EAFE ETF	Morgan Stanley	0.04	5/04/2021	Monthly	(1,100,117)	—
SPDR S&P 500 ETF Trust	Bank of America	0.99	5/31/2021	Monthly	(1,171,796)	—
SPDR S&P 500 ETF Trust	Morgan Stanley	0.04	5/04/2021	Monthly	(1,171,796)	—
						$—
Cash posted has been segregated as collateral for swaps in the amount of  $28 at April 30, 2020.
The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(g)
Reflects the value at reset date of April 30, 2020.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Common Stocks
Australia	$1,691,324	$—	$—	$1,691,324
Austria	42,800	—	—	42,800
Belgium	44,331	—	—	44,331
Brazil	84,830	—	—	84,830
Canada	3,131,008	—	—	3,131,008
Chile	54,144	—	—	54,144
China	1,941,453	—	4,665(i)	1,946,118
Egypt	33,059	—	—	33,059
Finland	1,017,526	—	—	1,017,526
France	393,491	—	—	393,491
Germany	61,592	—	—	61,592
Hong Kong	9,704	—	—	9,704
Indonesia	14,666	—	—	14,666
Italy	73,540	—	—	73,540
Ivory Coast	33,198	—	—	33,198
Japan	665,211	—	—	665,211
Kazakhstan	10,668	—	—	10,668
Luxembourg	59,059	—	—	59,059
Mexico	82,223	—	—	82,223
Netherlands	322,869	—	—	322,869
New Zealand	83,331	—	—	83,331
Norway	237,395	—	—	237,395
Peru	130,254	—	—	130,254
Portugal	88,421	—	—	88,421
Russia	184,286	—	—	184,286
Singapore	303,704	—	—	303,704
South Africa	103,748	—	—	103,748
Spain	60,810	—	—	60,810
Sweden	206,039	—	—	206,039
Switzerland	73,020	—	—	73,020
United Kingdom	587,077	—	—	587,077
United States	9,379,391	—	—	9,379,391
Zambia	22,086	—	—	22,086
Total Common Stocks	21,226,258	—	4,665	21,230,923
Exchange Traded Vehicle
Cash	1,061,593	—	—	1,061,593
Short-Term Investments:
Money Market Funds	1,186,085	—	—	1,186,085
Total Investments in Securities	23,473,936	—	4,665	23,478,601

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF  (continued)

April 30, 2020
Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(j)
Swap Contracts	$—	$—	$—	$—
Total Investments in Securities and Other Financial Instruments	$23,473,936	$—	$4,665	$23,478,601
Liability Valuation Inputs
Other Financial Instruments:(j)
Swap Contracts	$—	$—	$—	$—

(h)
For a complete listing of investments and their countries, see the Schedules of Investments.

(i)
The Level 3 security, valued at $4,665, has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(j)
Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments inSecurities	Balance as of April 30, 2019	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at April 30, 2020(k)
Common Stock
Southern Energy Holdings Group Ltd.(l)	$—	$—	$(146,591)	$(162,508)	$66,589	$(74,132)	$321,307	$—	$4,665	$(162,508)

(k)
Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.

(l)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

Information about Level 3 fair value measurements as of April 30, 2020.
Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$4,665	Issuer Specific Data	Company News Information
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2020 is as follows:
Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2020	Value ($) at 04/30/2020
IQ Ultra Short Duration ETF	—	—	8,202,353	(7,139,604)	1,580	(2,736)	15,397	584	21,468	1,061,593

For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.9%
Australia — 13.8%
Bega Cheese Ltd.(a)	33,452	$106,001
Costa Group Holdings Ltd.(a)	76,589	144,913
Elders Ltd.	30,654	174,000
GrainCorp Ltd., Class A*	43,253	100,245
Inghams Group Ltd.(a)	66,846	153,174
Nufarm Ltd.*	62,535	215,353
Select Harvests Ltd.	18,852	89,235
Total Australia		982,921
Brazil — 1.3%
Adecoagro SA*	23,780	94,882
Canada — 5.3%
Maple Leaf Foods, Inc.	15,055	278,891
Rogers Sugar, Inc.	21,049	70,924
Village Farms International, Inc.*	8,521	28,588
Total Canada		378,403
China — 5.9%
Ausnutria Dairy Corp., Ltd.*(a)	135,677	252,720
China BlueChemical Ltd., Class H	358,459	53,637
COFCO Meat Holdings Ltd.*	326,188	116,130
Total China		422,487
Indonesia — 2.5%
PT Astra Agro Lestari Tbk*	79,142	32,455
PT Japfa Comfeed Indonesia Tbk*	1,108,036	72,628
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	558,004	26,634
PT Sawit Sumbermas Sarana Tbk	729,791	43,910
Total Indonesia		175,627
Japan — 37.4%
Fuji Oil Holdings, Inc.(a)	10,566	248,403
Itoham Yonekyu Holdings, Inc.	29,559	173,039
Kumiai Chemical Industry Co., Ltd.(a)	23,019	188,569
Megmilk Snow Brand Co., Ltd.	9,848	226,089
Morinaga Milk Industry Co., Ltd.	8,285	323,854
NH Foods Ltd.	20,186	727,704
Nichirei Corp.	24,732	621,220
Nihon Nohyaku Co., Ltd.	7,529	30,557
Prima Meat Packers Ltd.	5,357	122,885
Total Japan		2,662,320
Netherlands — 2.9%
OCI NV*	16,779	203,077

	Shares	Value
Common Stocks (continued)
Singapore — 2.4%
Golden Agri-Resources Ltd.*	1,272,676	$141,037
Japfa Ltd.*	78,848	31,927
Total Singapore		172,964
Thailand — 2.0%
GFPT PCL	183,106	64,516
Thai Vegetable Oil PCL	106,879	80,931
Total Thailand		145,447
United States — 26.4%
AGCO Corp.	11,514	608,400
Cal-Maine Foods, Inc.*(a)	5,949	246,943
Element Solutions, Inc.*	45,082	462,090
Sanderson Farms, Inc.	4,011	546,058
Titan International, Inc.	10,011	14,115
Total United States		1,877,606
Total Common Stocks
(Cost $7,740,546)		7,115,734
Short-Term Investment — 7.4%
Money Market Fund — 7.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)
(Cost $528,622)	528,622	528,622
Total Investments — 107.3%
(Cost $8,269,168)		7,644,356
Other Assets and Liabilities, Net — (7.3)%		(519,033)
Net Assets — 100.0%		$7,125,323

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,004,606; total market value of collateral held by the Fund was $1,073,205. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $544,583.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks
Australia	$982,921	$—	$—	$982,921
Brazil	94,882	—	—	94,882
Canada	378,403	—	—	378,403
China	422,487	—	—	422,487
Indonesia	175,627	—	—	175,627
Japan	2,662,320	—	—	2,662,320
Netherlands	203,077	—	—	203,077
Singapore	172,964	—	—	172,964
Thailand	145,447	—	—	145,447
United States	1,877,606	—	—	1,877,606
Total Common Stocks	7,115,734	—	—	7,115,734
Short-Term Investments:
Money Market Funds	528,622	—	—	528,622
Total Investments in Securities	$7,644,356	$—	$—	$7,644,356

(d)
For a complete listing of investments and their countries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of April 30, 2019		Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2020
Common Stocks
China Huishan Dairy Holdings Co., Ltd. (e)	$	—(f)	$—	$(300,260)	$300,260	$—	$	—(g)	$—	$—	$—	$—

(e)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(f)
Includes a Level 3 security valued at $ — .

(g)
Sales amount valued at $0.

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.6%
Diversified REITs — 14.6%
Alexander & Baldwin, Inc.	33,270	$437,168
American Assets Trust, Inc.	24,304	688,289
Empire State Realty Trust, Inc., Class A	89,095	744,834
Exantas Capital Corp.	14,782	43,755
Granite Point Mortgage Trust, Inc.(a)	26,393	131,437
Industrial Logistics Properties Trust	31,468	588,137
Kennedy-Wilson Holdings, Inc.	59,861	847,033
Monmouth Real Estate Investment Corp.	44,951	610,884
New Senior Investment Group, Inc.	37,568	124,350
Preferred Apartment Communities, Inc., Class A	22,799	168,941
Redwood Trust, Inc.	55,147	226,103
Safehold, Inc.	7,358	424,998
Washington Real Estate Investment Trust	39,735	926,620
Total Diversified REITs		5,962,549
Hotel REITs — 8.2%
Ashford Hospitality Trust, Inc.	47,814	39,317
Chatham Lodging Trust	22,441	168,532
DiamondRock Hospitality Co.	96,280	599,824
Hersha Hospitality Trust	18,035	94,323
MGM Growth Properties LLC, Class A(a)	64,047	1,612,063
Summit Hotel Properties, Inc.(a)	50,066	303,400
Xenia Hotels & Resorts, Inc.	54,595	529,572
Total Hotel REITs		3,347,031
Mortgage REITs — 9.7%
AG Mortgage Investment Trust, Inc.(a)	15,742	50,217
Anworth Mortgage Asset Corp.	47,454	81,621
Apollo Commercial Real Estate Finance, Inc.	74,985	611,128
Arbor Realty Trust, Inc.(a)	49,140	338,575
ARMOUR Residential REIT, Inc.	28,143	248,784
Capstead Mortgage Corp.	46,109	239,306
Dynex Capital, Inc.(a)	10,894	155,893
Front Yard Residential Corp.	22,735	259,406
Invesco Mortgage Capital, Inc.	80,530	244,811
iStar, Inc.(a)	36,236	363,085
KKR Real Estate Finance Trust, Inc.(a)	15,125	238,672
New York Mortgage Trust, Inc.	183,676	400,414
Orchid Island Capital, Inc.	31,729	125,012
PennyMac Mortgage Investment Trust	48,173	500,999
Western Asset Mortgage Capital Corp.	25,394	77,452
Total Mortgage REITs		3,935,375
Office REITs — 16.5%
Brandywine Realty Trust	85,143	950,196
City Office REIT, Inc.	26,288	265,509
Easterly Government Properties, Inc.	36,563	983,910
Franklin Street Properties Corp.	50,356	273,937
Global Net Lease, Inc.	43,724	629,188
Lexington Realty Trust	121,791	1,272,716
Mack-Cali Realty Corp.	40,370	653,590
Office Properties Income Trust	23,181	635,159
Piedmont Office Realty Trust, Inc., Class A	60,713	1,053,371
Total Office REITs		6,717,576

	Shares	Value
Common Stocks (continued)
Residential REITs — 2.8%
Essential Properties Realty Trust, Inc.(a)	44,510	$653,852
Independence Realty Trust, Inc.	49,744	500,922
Total Residential REITs		1,154,774
Retail REITs — 19.5%
Acadia Realty Trust	39,877	494,076
Agree Realty Corp.(a)	21,694	1,412,496
Brookfield Property REIT, Inc., Class A(a)	27,571	270,058
Cedar Realty Trust, Inc.	41,680	43,764
Four Corners Property Trust, Inc.	34,043	762,223
Kite Realty Group Trust	40,750	416,873
Pennsylvania Real Estate Investment Trust(a)	31,406	31,720
Retail Opportunity Investments Corp.	55,469	538,327
Retail Properties of America, Inc., Class A	103,899	644,174
RPT Realty	37,749	257,448
Seritage Growth Properties, Class A*(a)	16,471	174,263
SITE Centers Corp.	74,413	450,943
Tanger Factory Outlet Centers, Inc.(a)	44,281	332,993
Taubman Centers, Inc.	28,884	1,244,900
Urban Edge Properties	56,497	649,715
Washington Prime Group, Inc.(a)	90,420	77,743
Whitestone REIT	19,348	131,180
Total Retail REITs		7,932,896
Specialized REITs — 28.3%
American Finance Trust, Inc.	52,909	407,928
CareTrust REIT, Inc.	45,970	757,586
CatchMark Timber Trust, Inc., Class A	23,706	186,329
Diversified Healthcare Trust	114,924	357,414
Global Medical REIT, Inc.	19,821	206,535
Innovative Industrial Properties, Inc.(a)	8,093	634,977
LTC Properties, Inc.	19,097	679,853
National Storage Affiliates Trust	25,099	714,819
Physicians Realty Trust	95,779	1,476,912
QTS Realty Trust, Inc., Class A(a)	28,049	1,753,904
STAG Industrial, Inc.	72,644	1,906,905
Terreno Realty Corp.	32,192	1,764,765
Uniti Group, Inc.(a)	93,197	657,971
Total Specialized REITs		11,505,898
Total Common Stocks (Cost $59,186,954)		40,556,099
Short-Term Investments — 2.6%
Money Market Funds — 2.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	947,367	947,367
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	93,883	93,883

See notes to financial statements.

Schedules of Investments — IQ U.S. Real Estate Small Cap ETF  (continued)

April 30, 2020
	Shares	Value
Money Market Funds (continued)
Total Short-Term Investments (Cost $1,041,250)		$1,041,250
Total Investments — 102.2% (Cost $60,228,204)		41,597,349
Other Assets and Liabilities, Net — (2.2)%		(895,030)
Net Assets — 100.0%		$40,702,319

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $6,683,363; total market value of collateral held by the Fund was $7,021,233. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $6,073,866.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$40,556,099	$—	$—	$40,556,099
Short-Term Investments:
Money Market Funds	1,041,250	—	—	1,041,250
Total Investments in Securities	$41,597,349	$—	$—	$41,597,349

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of April 30, 2019	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at April 30, 2020
Common Stocks
Winthrop Realty Trust	$9,896	$—	$(8,358)	$7,776	$—	$(9,314)	$—	$—	$—	$—
See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.5%
Australia — 3.2%
AGL Energy Ltd.	13,931	$154,686
Australia & New Zealand Banking Group Ltd.	14,616	161,718
BHP Group Ltd.	39,301	832,377
BlueScope Steel Ltd.	22,335	149,883
Brambles Ltd.	27,448	199,110
Caltex Australia Ltd.	13,639	222,522
CIMIC Group Ltd.	9,168	147,896
Commonwealth Bank of Australia	6,117	251,061
CSL Ltd.	1,793	363,245
Downer EDI Ltd.	49,349	134,728
Metcash Ltd.	125,504	204,597
National Australia Bank Ltd.	14,408	159,982
Origin Energy Ltd.	46,877	170,638
Qantas Airways Ltd.	80,087	202,391
Ramsay Health Care Ltd.	7,431	304,602
Rio Tinto PLC	17,336	805,681
Sonic Healthcare Ltd.	14,716	261,964
South32 Ltd.	73,478	95,490
Telstra Corp. Ltd.	169,822	339,107
Viva Energy Group Ltd.‡	155,892	147,991
Wesfarmers Ltd.	25,619	632,165
Westpac Banking Corp.	15,226	162,287
Woolworths Group Ltd.	33,982	795,367
Total Australia		6,899,488
Austria — 0.3%
OMV AG	12,641	413,986
voestalpine AG	13,231	273,825
Total Austria		687,811
Belgium — 1.0%
Anheuser-Busch InBev SA/NV	27,216	1,248,429
bpost SA	21,946	153,239
Colruyt SA	2,908	173,972
Solvay SA	3,595	280,515
Umicore SA	7,449	321,542
Total Belgium		2,177,697
Canada — 5.6%
Air Canada*	14,681	213,934
Alimentation Couche-Tard, Inc., Class B	36,848	1,030,402
Bank of Montreal(a)	3,491	177,874
Bank of Nova Scotia (The)	5,851	235,059
BCE, Inc.	10,110	409,728
Bombardier, Inc., Class B*	195,851	69,093
Brookfield Asset Management, Inc., Class A	15,512	525,350
Canadian Imperial Bank of Commerce	2,820	167,460
Canadian National Railway Co.	3,355	278,048
Canadian Natural Resources Ltd.	9,610	161,279
Canadian Tire Corp. Ltd., Class A(a)	2,048	144,014
Cenovus Energy, Inc.	28,807	104,738
CGI, Inc.*	4,734	302,557
Empire Co., Ltd., Class A	14,803	327,511
Enbridge, Inc.	31,255	959,736
George Weston Ltd.	9,266	658,717
	Shares	Value
Common Stocks (continued)
Canada (continued)
Great-West Lifeco, Inc.	13,714	$226,304
Husky Energy, Inc.	26,511	85,319
Imperial Oil Ltd.	14,100	228,308
Loblaw Cos. Ltd.	13,053	643,746
Magna International, Inc.	13,024	508,601
Manulife Financial Corp.	20,889	263,641
Metro, Inc.	6,513	268,548
Nutrien Ltd.	8,440	302,064
Parkland Fuel Corp.	8,846	209,726
Pembina Pipeline Corp.(a)	5,532	127,133
Power Corp. of Canada	30,741	492,671
Restaurant Brands International, Inc.	3,560	174,034
Rogers Communications, Inc., Class B	5,453	228,885
Royal Bank of Canada	5,950	366,823
Saputo, Inc.	6,502	163,843
SNC-Lavalin Group, Inc.(a)	8,734	161,418
Sun Life Financial, Inc.	6,130	210,564
Suncor Energy, Inc.	14,832	265,042
TC Energy Corp.(a)	7,018	323,678
Teck Resources Ltd., Class B	10,202	90,125
TELUS Corp.	14,681	240,464
Thomson Reuters Corp.	3,714	262,236
Toronto-Dominion Bank (The)	7,461	312,417
WSP Global, Inc.	3,624	243,722
Total Canada		12,164,812
Denmark — 0.9%
Carlsberg A/S, Class B	1,784	224,904
DSV PANALPINA A/S	3,703	382,009
ISS A/S*(a)	12,306	183,578
Novo Nordisk A/S, Class B	9,638	614,594
Orsted A/S‡	2,971	300,300
Vestas Wind Systems A/S	2,614	224,990
Total Denmark		1,930,375
Finland — 0.9%
Kesko OYJ, Class B	12,770	207,707
Kone OYJ, Class B	2,921	176,989
Neste OYJ	6,905	244,513
Nokia OYJ	153,099	557,399
Outokumpu OYJ*	62,108	167,142
Stora Enso OYJ, Class R*	24,909	294,655
UPM-Kymmene OYJ	9,164	253,543
Wartsila OYJ Abp	22,647	166,294
Total Finland		2,068,242
France — 12.7%
Air France-KLM*(a)	94,040	478,650
Air Liquide SA(a)	4,044	514,252
Airbus SE*	15,805	1,001,973
Arkema SA	3,051	252,971
Atos SE	5,010	357,014
AXA SA	47,777	847,539
BNP Paribas SA	19,698	618,669
Bollore SA	217,087	575,892
Bouygues SA*	25,126	773,601
Bureau Veritas SA	9,421	195,438
Capgemini SE	4,222	396,492

See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
France (continued)
Carrefour SA	72,441	$1,070,756
Casino Guichard Perrachon SA(a)	14,496	543,486
Cie de Saint-Gobain	26,353	698,808
Cie Generale des Etablissements Michelin	3,390	330,834
CNP Assurances*	30,340	313,206
Credit Agricole SA	45,370	361,870
Danone SA	7,701	533,592
Eiffage SA	5,704	466,695
Electricite de France SA	131,485	1,047,569
Elior Group SA‡	31,741	209,812
Engie SA	101,914	1,105,548
EssilorLuxottica SA	2,342	288,969
Faurecia SE	8,873	321,297
Kering SA	521	262,614
L’Oreal SA*	2,157	626,788
LVMH Moet Hennessy Louis Vuitton SE	2,938	1,134,181
Natixis SA	55,596	131,593
Orange SA	67,339	821,277
Orpea	1,986	220,789
Pernod Ricard SA	1,356	206,595
Peugeot SA	60,125	861,053
Publicis Groupe SA	12,186	362,113
Renault SA	31,931	633,240
Rexel SA	32,993	308,973
Safran SA	5,381	496,377
Sanofi	9,468	924,927
Schneider Electric SE*(a)	4,789	437,780
Societe Generale SA	19,383	302,743
Sodexo SA	8,087	642,182
SPIE SA	16,887	254,879
Suez	28,958	327,168
Teleperformance	810	181,431
Thales SA	4,562	345,476
TOTAL SA	59,009	2,123,179
Valeo SA	16,562	384,031
Veolia Environnement SA	20,814	444,211
Vinci SA	18,427	1,507,677
Vivendi SA	18,360	396,262
Total France		27,642,472
Germany — 11.5%
adidas AG	1,674	383,575
Allianz SE	4,548	841,263
Aurubis AG	4,968	259,775
BASF SE	41,960	2,145,586
Bayer AG	16,912	1,114,016
Bayerische Motoren Werke AG	23,329	1,381,099
Beiersdorf AG	1,604	167,921
Brenntag AG	7,999	360,878
CECONOMY AG*	149,395	381,263
Continental AG*	10,156	858,762
Covestro AG‡*	10,905	366,449
Daimler AG	50,823	1,755,441
Deutsche Bank AG	44,858	333,023
Deutsche Lufthansa AG(a)	70,109	626,456
Deutsche Post AG	44,419	1,320,905
Deutsche Telekom AG*	105,228	1,535,789
	Shares	Value
Common Stocks (continued)
Germany (continued)
E.ON SE	47,721	$478,051
Evonik Industries AG	15,908	391,344
Fresenius Medical Care AG & Co. KGaA	9,521	747,296
Fresenius SE & Co. KGaA	18,348	796,427
Hannover Rueck SE	1,237	197,136
HeidelbergCement AG	8,250	391,991
Infineon Technologies AG	14,028	260,434
LANXESS AG	4,595	226,279
Merck KGaA*	3,402	395,351
METRO AG	62,621	543,772
Muenchener Rueckversicherungs- Gesellschaft AG	2,028	446,031
ProSiebenSat.1 Media SE(a)	20,263	202,987
RWE AG	14,243	409,353
Salzgitter AG(a)	15,111	201,675
SAP SE	7,123	849,930
Siemens AG	16,331	1,514,700
Siemens Healthineers AG‡	14,530	639,771
Telefonica Deutschland Holding AG	67,374	191,497
thyssenkrupp AG*(a)	117,508	782,536
TUI AG(a)	66,273	264,573
Uniper SE	43,735	1,173,622
United Internet AG	6,725	231,657
Total Germany		25,168,614
Hong Kong — 0.8%
AIA Group Ltd.	32,107	297,987
CLP Holdings Ltd.	21,895	233,853
Dairy Farm International Holdings Ltd.	38,266	183,294
Li & Fung Ltd.	1,856,894	280,246
Nine Dragons Paper Holdings Ltd.	199,668	193,169
WH Group Ltd.‡	369,947	356,950
Yue Yuen Industrial Holdings Ltd.	106,575	171,293
Total Hong Kong		1,716,792
Ireland — 0.4%
CRH PLC	21,673	656,094
Smurfit Kappa Group PLC	8,671	274,304
Total Ireland		930,398
Israel — 0.2%
Teva Pharmaceutical Industries Ltd.*	45,316	501,219
Italy — 2.9%
Assicurazioni Generali SpA	42,441	605,010
Atlantia SpA	13,370	217,539
Autogrill SpA	38,871	200,786
Enel SpA	245,435	1,676,392
Eni SpA	121,313	1,157,865
Intesa Sanpaolo SpA	163,239	254,426
Leonardo SpA	40,981	282,516
Poste Italiane SpA‡	64,574	548,283
Prysmian SpA	9,642	181,330
Saipem SpA*	90,553	232,187
Saras SpA	196,119	184,736
Telecom Italia SpA*	1,014,255	401,706
UniCredit SpA*	25,434	195,813
Unipol Gruppo SpA	45,364	156,216
Total Italy		6,294,805

See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan — 33.3%
Aeon Co., Ltd.	55,598	$1,129,014
AGC, Inc.	9,006	227,308
Aisin Seiki Co., Ltd.	15,445	449,910
Ajinomoto Co., Inc.	13,937	249,715
Alfresa Holdings Corp.	17,549	354,147
Alps Alpine Co., Ltd.	10,166	106,760
ANA Holdings, Inc.*	11,701	251,779
Asahi Group Holdings Ltd.	8,552	299,102
Asahi Kasei Corp.	41,337	295,720
Astellas Pharma, Inc.	22,452	375,092
Bridgestone Corp.	11,583	365,899
Canon, Inc.	27,482	587,110
Central Japan Railway Co.	1,847	293,713
Chubu Electric Power Co., Inc.	32,134	438,280
Chugoku Electric Power Co., Inc. (The)(a)	20,134	272,257
Cosmo Energy Holdings Co., Ltd.	18,821	287,239
Dai Nippon Printing Co., Ltd.	15,842	339,255
Dai-ichi Life Holdings, Inc.	36,907	469,729
Daiichi Sankyo Co., Ltd.	5,065	349,650
Daikin Industries Ltd.	3,170	415,167
Denso Corp.	19,853	707,716
Dentsu Group, Inc.	7,441	158,513
East Japan Railway Co.	7,553	556,083
Fast Retailing Co., Ltd.	825	397,321
Fuji Media Holdings, Inc.	15,882	160,105
FUJIFILM Holdings Corp.	6,351	305,212
Fujitsu Ltd.	13,452	1,325,261
Hakuhodo DY Holdings, Inc.	24,017	269,962
Hankyu Hanshin Holdings, Inc.	5,461	188,953
Hanwa Co., Ltd.	13,791	223,241
Haseko Corp.	19,763	218,449
Hino Motors Ltd.	33,654	203,306
HIS Co., Ltd.	6,791	91,512
Hitachi Ltd.	38,937	1,180,108
Honda Motor Co., Ltd.	52,949	1,292,592
Idemitsu Kosan Co., Ltd.	17,694	408,699
IHI Corp.	9,421	119,023
Isetan Mitsukoshi Holdings Ltd.(a)	20,882	128,493
Isuzu Motors Ltd.	20,159	155,507
ITOCHU Corp.(a)	155,216	3,084,434
Japan Airlines Co., Ltd.	9,690	175,795
Japan Post Holdings Co., Ltd.	77,198	624,312
Japan Post Insurance Co., Ltd.	17,863	230,857
Japan Tobacco, Inc.	17,374	327,301
JFE Holdings, Inc.	41,574	281,475
JTEKT Corp.	18,736	139,467
JXTG Holdings, Inc.	302,794	1,083,642
Kajima Corp.	32,079	338,984
Kansai Electric Power Co., Inc. (The)	38,130	394,012
Kao Corp.	3,672	285,560
Kawasaki Heavy Industries Ltd.	9,589	147,420
Kawasaki Kisen Kaisha Ltd.*	19,815	199,568
KDDI Corp.	55,221	1,605,481
Kintetsu Group Holdings Co., Ltd.	5,797	279,726
Kirin Holdings Co., Ltd.	14,438	280,632
Kobe Steel Ltd.*	46,911	160,121
Komatsu Ltd.	18,291	352,786
	Shares	Value
Common Stocks (continued)
Japan (continued)
Konica Minolta, Inc.	25,054	$98,637
Kubota Corp.	20,014	252,105
Kyocera Corp.	5,997	324,091
Kyushu Electric Power Co., Inc.	29,927	238,722
LIXIL Group Corp.	19,017	232,611
Marubeni Corp.	188,102	921,732
Mazda Motor Corp.	34,928	199,897
Medipal Holdings Corp.	24,513	480,013
MEIJI Holdings Co., Ltd.	2,935	205,026
Mitsubishi Chemical Holdings Corp.	108,368	625,674
Mitsubishi Corp.	116,668	2,509,341
Mitsubishi Electric Corp.	70,637	885,481
Mitsubishi Heavy Industries Ltd.	12,945	334,535
Mitsubishi Materials Corp.	9,493	196,722
Mitsubishi Motors Corp.	53,271	151,940
Mitsubishi UFJ Financial Group, Inc.	98,866	401,529
Mitsui & Co., Ltd.	94,201	1,333,710
Mitsui Chemicals, Inc.	12,610	250,702
Mitsui OSK Lines Ltd.	12,326	218,199
Mizuho Financial Group, Inc.	205,851	242,166
MS&AD Insurance Group Holdings, Inc.	12,742	372,007
Murata Manufacturing Co., Ltd.	7,567	425,920
NEC Corp.	17,310	674,205
NH Foods Ltd.	6,411	231,116
Nidec Corp.	3,798	223,259
Nippon Express Co., Ltd.	7,496	370,822
Nippon Paper Industries Co., Ltd.	11,066	160,296
Nippon Steel Corp.	56,717	483,660
Nippon Telegraph & Telephone Corp.	139,626	3,189,847
Nippon Yusen K.K.	24,611	329,113
Nissan Motor Co., Ltd.	147,273	509,296
Nitto Denko Corp.	3,830	193,765
Nomura Research Institute Ltd.	13,398	330,017
NTT Data Corp.	52,078	538,142
NTT DOCOMO, Inc.	54,650	1,608,811
Obayashi Corp.	48,698	433,539
Oji Holdings Corp.	50,039	257,366
Olympus Corp.*	19,538	315,265
Omron Corp.	4,700	279,534
Oriental Land Co., Ltd.	1,840	235,388
ORIX Corp.	15,812	190,599
Osaka Gas Co., Ltd.	13,156	245,933
Otsuka Corp.	7,000	317,155
Otsuka Holdings Co., Ltd.	7,870	313,151
PALTAC Corp.	4,135	218,090
Panasonic Corp.	99,311	767,853
Persol Holdings Co., Ltd.	17,066	201,246
Rakuten, Inc.	35,760	306,318
Recruit Holdings Co., Ltd.	22,691	675,202
Renesas Electronics Corp.*	43,707	237,060
Ricoh Co., Ltd.	39,753	275,094
Secom Co., Ltd.	3,669	308,967
Seibu Holdings, Inc.	11,920	144,353
Seiko Epson Corp.	16,583	190,278
Sekisui House Ltd.	12,603	219,037
Seven & i Holdings Co., Ltd.	33,031	1,097,481
SG Holdings Co., Ltd.	8,747	244,738
Sharp Corp.*	24,945	279,694

See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan (continued)
Shimizu Corp.	47,067	$367,962
Shin-Etsu Chemical Co., Ltd.	4,280	480,892
Ship Healthcare Holdings, Inc.	5,709	260,531
Shiseido Co., Ltd.	3,001	178,991
Showa Denko K.K.	6,553	145,541
SoftBank Group Corp.	34,712	1,503,911
Sojitz Corp.	106,944	252,021
Sompo Holdings, Inc.	7,644	250,189
Sony Corp.	23,234	1,506,131
Subaru Corp.	17,149	348,801
Sumitomo Chemical Co., Ltd.	88,783	277,304
Sumitomo Corp.	78,084	897,051
Sumitomo Electric Industries Ltd.	32,677	340,261
Sumitomo Metal Mining Co., Ltd.	7,026	178,615
Sumitomo Mitsui Financial Group, Inc.	13,803	367,099
Suntory Beverage & Food Ltd.	5,222	198,019
Suzuken Co., Ltd.	6,686	260,100
Suzuki Motor Corp.	10,420	338,028
T&D Holdings, Inc.	13,100	115,032
Taiheiyo Cement Corp.	5,950	118,961
Taisei Corp.	8,913	282,139
Takeda Pharmaceutical Co., Ltd.	9,676	351,353
TDK Corp.	4,049	355,165
Teijin Ltd.	12,162	196,189
Toho Holdings Co., Ltd.	10,075	211,138
Tohoku Electric Power Co., Inc.	30,808	291,846
Tokio Marine Holdings, Inc.	8,428	400,849
Tokyo Electric Power Co., Holdings, Inc.*	159,340	540,893
Tokyo Electron Ltd.	2,255	483,749
Tokyo Gas Co., Ltd.	12,499	275,613
Tokyu Corp.	15,069	228,850
Toppan Printing Co., Ltd.	25,744	388,080
Toray Industries, Inc.	71,107	331,879
Toshiba Corp.	12,770	320,877
Tosoh Corp.	13,483	167,568
Toyota Boshoku Corp.	14,383	181,040
Toyota Industries Corp.	6,344	322,139
Toyota Motor Corp.	49,911	3,111,299
Toyota Tsusho Corp.	41,187	996,792
West Japan Railway Co.	4,667	290,970
Yamada Denki Co., Ltd.	53,683	257,032
Yamaha Motor Co., Ltd.	11,167	146,512
Yamato Holdings Co., Ltd.	13,172	232,559
Yamazaki Baking Co., Ltd.(a)	12,667	224,946
Z Holdings Corp.	131,112	513,732
Zensho Holdings Co., Ltd.	9,253	184,826
Total Japan		72,808,400
Luxembourg — 0.8%
ArcelorMittal SA	137,315	1,504,312
RTL Group SA	6,565	218,883
Total Luxembourg		1,723,195
Netherlands — 3.3%
Aegon NV	84,291	216,961
Akzo Nobel NV	3,204	242,846
Altice Europe NV*	102,671	408,776
	Shares	Value
Common Stocks (continued)
Netherlands (continued)
ASML Holding NV	768	$227,668
EXOR NV	16,961	926,825
Heineken Holding NV	5,880	457,910
Heineken NV	5,388	458,072
ING Groep NV	30,220	165,765
Koninklijke Ahold Delhaize NV	39,125	949,636
Koninklijke DSM NV	1,940	237,455
Koninklijke Philips NV	9,859	428,865
NN Group NV	6,775	195,980
Randstad NV	16,204	650,118
Royal Dutch Shell PLC, Class B	92,457	1,500,209
Wolters Kluwer NV	2,495	183,424
Total Netherlands		7,250,510
Norway — 1.0%
Equinor ASA	95,061	1,334,354
Norsk Hydro ASA	145,835	373,451
Telenor ASA	18,915	291,048
Yara International ASA	7,670	262,158
Total Norway		2,261,011
Portugal — 0.4%
EDP — Energias de Portugal SA	73,852	311,427
Galp Energia SGPS SA	23,795	274,049
Jeronimo Martins SGPS SA	15,707	265,197
Total Portugal		850,673
Singapore — 0.8%
Jardine Cycle & Carriage Ltd.	19,698	281,400
Oversea-Chinese Banking Corp. Ltd.	26,904	172,773
Sembcorp Industries Ltd.	136,173	156,710
Singapore Airlines Ltd.(a)	55,497	240,880
Singapore Telecommunications Ltd.	138,685	278,808
Wilmar International Ltd.	286,815	727,377
Total Singapore		1,857,948
Spain — 3.1%
Acciona SA	2,045	202,486
ACS Actividades de Construccion y Servicios SA	46,566	1,161,355
Amadeus IT Group SA	3,923	188,718
Banco Bilbao Vizcaya Argentaria SA	67,333	220,291
Banco Santander SA	268,499	599,202
Cia de Distribucion Integral Logista Holdings SA	12,652	225,327
Endesa SA	16,477	365,457
Iberdrola SA	68,890	689,661
Industria de Diseno Textil SA	20,762	528,719
Mapfre SA	112,161	205,282
Naturgy Energy Group SA	18,657	329,208
Repsol SA	89,051	810,927
Siemens Gamesa Renewable Energy SA*	10,217	151,858
Telefonica SA	220,428	1,009,197
Total Spain		6,687,688
Sweden — 2.0%
Assa Abloy AB, B Shares(a)	9,006	162,330
Atlas Copco AB, A Shares(a)	5,362	186,269

See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Electrolux AB, Series B	13,571	$187,367
Essity AB, B Shares*	7,702	250,367
Hennes & Mauritz AB, B Shares(a)	29,933	417,405
ICA Gruppen AB(a)	4,806	209,714
NCC AB, B Shares	13,106	201,947
Sandvik AB*	12,511	193,803
Securitas AB, B Shares(a)	26,842	317,277
Skanska AB, B Shares*	25,466	487,956
SKF AB, B Shares	12,055	191,985
SSAB AB, A Shares*(a)	69,915	171,008
Telefonaktiebolaget LM Ericsson, B Shares	57,079	497,320
Telia Co. AB	53,132	183,594
Volvo AB, B Shares*	52,091	672,790
Total Sweden		4,331,132
Switzerland — 5.1%
ABB Ltd.	24,033	456,307
Adecco Group AG	15,127	663,134
Cie Financiere Richemont SA	3,064	174,034
Credit Suisse Group AG*	28,169	254,678
Glencore PLC*	535,103	992,855
Kuehne + Nagel International AG	2,729	390,342
LafargeHolcim Ltd.*	11,512	477,584
Nestle SA	23,041	2,432,656
Novartis AG	13,961	1,189,900
Roche Holding AG	6,292	2,186,864
Schindler Holding AG — Participating Certificate	757	168,240
Sika AG	965	159,675
STMicroelectronics NV	10,242	265,980
Swiss Life Holding AG	466	165,078
Swiss Re AG	3,647	263,223
Swisscom AG	428	222,525
UBS Group AG*	33,101	354,623
Zurich Insurance Group AG	966	307,571
Total Switzerland		11,125,269
United Kingdom — 8.9%
Associated British Foods PLC	12,772	304,881
AstraZeneca PLC	7,818	820,652
Aviva PLC	43,865	133,786
Babcock International Group PLC	35,892	190,823
BAE Systems PLC	84,823	543,945
Balfour Beatty PLC	72,601	237,729
Barclays PLC	135,130	180,503
BP PLC	307,871	1,215,871
British American Tobacco PLC	18,269	709,859
BT Group PLC	265,115	388,075
Bunzl PLC	8,815	192,077
Capita PLC*	123,935	60,936
Centrica PLC	477,360	240,245
CK Hutchison Holdings Ltd.	83,017	614,675
Compass Group PLC	37,012	623,713
Computacenter PLC	15,876	291,567
DCC PLC	3,652	260,633
Diageo PLC	8,912	309,132
Dixons Carphone PLC	134,917	132,143
DS Smith PLC	47,005	184,925
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
easyJet PLC(a)	14,512	$110,414
Experian PLC	7,442	223,034
Fiat Chrysler Automobiles NV	143,166	1,256,987
G4S PLC	134,254	184,921
GlaxoSmithKline PLC	59,193	1,240,154
Hays PLC	135,656	185,654
HSBC Holdings PLC	73,131	378,200
Imperial Brands PLC	13,251	280,631
Inchcape PLC	32,186	203,598
InterContinental Hotels Group PLC	3,317	150,955
International Consolidated Airlines Group SA	18,060	50,549
ITV PLC	118,210	114,065
J Sainsbury PLC	203,149	507,616
John Wood Group PLC	42,630	108,941
Johnson Matthey PLC	9,895	248,685
Kingfisher PLC	96,117	190,706
Legal & General Group PLC	54,524	140,711
Lloyds Banking Group PLC	427,099	173,684
Marks & Spencer Group PLC	90,994	105,708
Mondi PLC	10,547	187,579
National Grid PLC	39,349	463,472
Pearson PLC(a)	19,894	115,379
Petrofac Ltd.	30,761	76,398
Prudential PLC	20,700	294,651
Reckitt Benckiser Group PLC	4,405	368,379
RELX PLC	16,466	373,122
Rolls-Royce Holdings PLC*	40,734	169,554
Royal Bank of Scotland Group PLC	67,419	94,011
Royal Mail PLC	103,539	217,447
SSE PLC	36,841	580,868
Standard Chartered PLC	30,766	158,137
Tesco PLC	402,530	1,193,677
Travis Perkins PLC	12,601	165,221
Vodafone Group PLC	555,839	786,222
Wm Morrison Supermarkets PLC(a)	136,110	314,179
WPP PLC	61,048	478,342
Total United Kingdom		19,528,021
United States — 0.4%
Amcor PLC	21,586	198,842
Ferguson PLC	8,072	584,018
Total United States		782,860
Total Common Stocks
(Cost $271,357,677)		217,389,432
Preferred Stocks — 1.4%
Germany — 1.4%
Henkel AG & Co. KGaA, 2.42%	4,831	428,815
Schaeffler AG, 7.40%	39,397	268,618
Volkswagen AG, 4.16%	15,977	2,243,799
Total Germany		2,941,232
Total Preferred Stocks
(Cost $3,803,655)		2,941,232

See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Short-Term Investment — 4.3%
Money Market Fund — 4.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)
(Cost $9,440,603)	9,440,603	$9,440,603
Total Investments — 105.2%
(Cost $284,601,935)		229,771,267
Other Assets and Liabilities, Net — (5.2)%		(11,320,003)
Net Assets — 100.0%		$218,451,264

‡
May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a) (2) of the Securities Act of 1933, as amended.

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,946,555; total market value of collateral held by the Fund was $9,558,690. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $118,087.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks
Australia	$6,899,488	$—	$—	$6,899,488
Austria	687,811	—	—	687,811
Belgium	2,177,697	—	—	2,177,697
Canada	12,164,812	—	—	12,164,812
Denmark	1,930,375	—	—	1,930,375
Finland	2,068,242	—	—	2,068,242
France	27,642,472	—	—	27,642,472
Germany	25,168,614	—	—	25,168,614
Hong Kong	1,716,792	—	—	1,716,792
Ireland	930,398	—	—	930,398
Israel	501,219	—	—	501,219
Italy	6,294,805	—	—	6,294,805
Japan	72,808,400	—	—	72,808,400
Luxembourg	1,723,195	—	—	1,723,195
Netherlands	7,250,510	—	—	7,250,510
Norway	2,261,011	—	—	2,261,011
Portugal	850,673	—	—	850,673
Singapore	1,857,948	—	—	1,857,948
Spain	6,687,688	—	—	6,687,688
Sweden	4,331,132	—	—	4,331,132
Switzerland	11,125,269	—	—	11,125,269
United Kingdom	19,528,021	—	—	19,528,021
United States	782,860	—	—	782,860
Total Common Stocks	217,389,432	—	—	217,389,432
Preferred Stocks
Germany	2,941,232	—	—	2,941,232
Short-Term Investments:
Money Market Funds	9,440,603	—	—	9,440,603
Total Investments in Securities	$229,771,267	$—	$—	$229,771,267

(d)
For a complete listing of investments and their countries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments —  IQ 500 International ETF (continued)

April 30, 2020
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of April 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2020
Common Stocks
Rolls-Royce Holdings PLC — Entitlement Shares	$1,326	$—	$(21)	$(13)	$945	$(2,237)	$—	$—	$—	$—
See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.3%
Australia — 6.8%
Afterpay Ltd.*	3,649	$74,537
AGL Energy Ltd.	14,183	157,484
Alumina Ltd.	66,441	75,471
AMP Ltd.*	79,591	74,515
APA Group	26,908	192,374
Aristocrat Leisure Ltd.	14,260	237,975
ASX Ltd.	5,141	274,482
Aurizon Holdings Ltd.	46,290	142,136
Australia & New Zealand Banking Group Ltd.	54,010	597,590
Bendigo & Adelaide Bank Ltd.	14,994	64,200
BHP Group Ltd.(a)	55,473	1,174,893
BHP Group PLC	39,213	660,902
BlueScope Steel Ltd.	10,924	73,307
Boral Ltd.	32,567	64,391
Brambles Ltd.	32,511	235,837
Caltex Australia Ltd.	6,058	98,837
Coca-Cola Amatil Ltd.	17,894	101,688
Cochlear Ltd.	959	115,840
Coles Group Ltd.	23,064	234,201
Commonwealth Bank of Australia	33,933	1,392,717
Computershare Ltd.	14,389	114,741
CSL Ltd.	8,713	1,765,170
Dexus	28,819	172,829
Fortescue Metals Group Ltd.	31,909	249,854
Goodman Group	38,831	334,308
GPT Group (The)	50,998	141,233
Incitec Pivot Ltd.	44,100	69,005
Insurance Australia Group Ltd.	52,118	197,223
Lendlease Group	11,961	96,790
Macquarie Group Ltd.	6,681	449,040
Medibank Pvt Ltd.	71,049	125,593
Mirvac Group	104,744	153,610
National Australia Bank Ltd.	52,523	583,200
Newcrest Mining Ltd.	14,940	269,375
Northern Star Resources Ltd.	15,079	126,266
Oil Search Ltd.	30,518	60,939
Orica Ltd.	10,518	123,400
Origin Energy Ltd.	38,694	140,851
QBE Insurance Group Ltd.	27,875	154,211
Ramsay Health Care Ltd.	3,718	152,404
Rio Tinto Ltd.	7,091	406,263
Rio Tinto PLC	20,880	970,387
Santos Ltd.	39,097	126,448
Scentre Group	106,578	162,580
SEEK Ltd.	10,751	122,543
Sonic Healthcare Ltd.	11,883	211,533
South32 Ltd.	101,222	131,546
Stockland	58,201	109,740
Suncorp Group Ltd.	28,029	168,642
Sydney Airport	29,415	121,325
Telstra Corp. Ltd.	79,191	158,131
	Shares	Value
Common Stocks (continued)
Australia (continued)
Transurban Group	55,061	$497,469
Treasury Wine Estates Ltd.	16,139	107,247
Vicinity Centres	69,864	68,153
Wesfarmers Ltd.	21,881	539,928
Westpac Banking Corp.	66,524	709,047
Woodside Petroleum Ltd.	20,063	294,886
Woolworths Group Ltd.	25,903	606,273
Total Australia		17,035,560
Austria — 0.2%
ANDRITZ AG*	2,372	77,941
Erste Group Bank AG*	7,115	154,497
OMV AG	4,033	132,079
Total Austria		364,517
Belgium — 0.9%
Ageas	4,798	172,635
Anheuser-Busch InBev SA/NV	14,555	667,655
Galapagos NV*	1,172	258,664
Groupe Bruxelles Lambert SA*	2,069	165,159
KBC Group NV(a)	5,564	300,324
Solvay SA	1,704	132,961
UCB SA*	2,800	256,204
Umicore SA	4,791	206,807
Total Belgium		2,160,409
Cambodia — 0.0%(b)
NagaCorp Ltd.	44,722	52,958
China — 0.3%
AAC Technologies Holdings, Inc.(a)	16,786	82,172
BOC Hong Kong Holdings Ltd.	78,791	242,399
China Mengniu Dairy Co., Ltd.*	59,931	213,754
Lenovo Group Ltd.	155,566	84,682
Want Want China Holdings Ltd.	150,897	108,224
Total China		731,231
Denmark — 2.1%
AP Moller — Maersk A/S, Class B	194	192,842
Carlsberg A/S, Class B	2,188	275,835
Chr Hansen Holding A/S	2,351	202,560
Coloplast A/S, Class B(a)	2,856	451,633
Danske Bank A/S*	13,486	159,995
DSV PANALPINA A/S	4,283	441,843
Genmab A/S*	1,208	290,442
GN Store Nord A/S	2,634	120,395
ISS A/S*(a)	4,231	63,117
Novo Nordisk A/S, Class B	31,448	2,005,369
Novozymes A/S, Class B(a)	4,567	223,701
Orsted A/S‡	3,275	331,027
Pandora A/S(a)	1,924	68,337
Vestas Wind Systems A/S	4,155	357,625
Total Denmark		5,184,721

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Finland — 1.1%
Elisa OYJ	3,344	$203,059
Fortum OYJ	8,933	148,232
Kone OYJ, Class B	7,609	461,044
Neste OYJ	8,122	287,609
Nokia OYJ	110,964	403,995
Nokian Renkaat OYJ	3,334	71,337
Nordea Bank Abp*	61,543	394,135
Sampo OYJ, Class A*	9,535	315,817
Stora Enso OYJ, Class R*	13,531	160,061
UPM-Kymmene OYJ	11,278	312,032
Wartsila OYJ Abp	11,628	85,383
Total Finland		2,842,704
France — 9.3%
Accor SA(a)	4,848	134,450
Aeroports de Paris	554	54,248
Air Liquide SA(a)	9,036	1,149,057
Airbus SE*	10,494	665,277
Alstom SA	3,939	161,185
Arkema SA	1,900	157,537
Atos SE	2,083	148,435
AXA SA	36,379	645,344
BNP Paribas SA	21,180	665,216
Bouygues SA*	4,535	139,628
Bureau Veritas SA	7,135	148,015
Capgemini SE	3,050	286,429
Carrefour SA	11,667	172,451
Cie de Saint-Gobain	10,140	268,884
Cie Generale des Etablissements Michelin	3,652	356,403
Credit Agricole SA	22,226	177,274
Danone SA	10,839	751,020
Dassault Systemes SE	2,773	405,627
Edenred	5,651	227,589
Electricite de France SA	7,929	63,172
Engie SA	32,238	349,713
EssilorLuxottica SA	5,759	710,577
Eutelsat Communications SA(a)	5,009	56,180
Faurecia SE	1,365	49,427
Getlink SE	11,163	142,198
Hermes International	656	479,825
Ingenico Group SA	1,450	182,165
Ipsen SA	884	65,599
Kering SA	1,462	736,931
Klepierre SA	4,426	89,466
Legrand SA	5,968	402,141
L’Oreal SA*	4,629	1,345,109
LVMH Moet Hennessy Louis Vuitton SE	4,782	1,846,036
Orange SA	36,298	442,696
Orpea	1,305	145,081
Pernod Ricard SA	3,995	608,663
Peugeot SA	10,673	152,849
Publicis Groupe SA	4,400	130,748
	Shares	Value
Common Stocks (continued)
France (continued)
Renault SA	3,707	$73,515
Rexel SA	8,614	80,669
Rubis SCA	2,293	102,872
Safran SA	6,408	591,113
Sanofi	20,883	2,040,056
Schneider Electric SE*(a)	10,465	956,645
SCOR SE*	3,675	103,448
SEB SA	563	67,709
Societe Generale SA	14,274	222,945
Sodexo SA	1,583	125,705
Teleperformance	1,314	294,321
Thales SA	2,273	172,132
TOTAL SA	46,423	1,670,327
Ubisoft Entertainment SA*	1,832	136,288
Unibail-Rodamco-Westfield	2,736	160,985
Valeo SA	5,173	119,949
Veolia Environnement SA	10,156	216,748
Vinci SA	9,168	750,116
Vivendi SA	17,706	382,147
Worldline SA‡*	2,209	149,962
Total France		23,130,297
Germany — 7.4%
adidas AG	3,769	863,616
Allianz SE	7,927	1,466,291
Aroundtown SA	18,610	100,083
BASF SE	18,061	923,533
Bayer AG	18,095	1,191,942
Bayerische Motoren Werke AG	6,679	395,403
Beiersdorf AG	2,356	246,647
Brenntag AG	3,643	164,355
Carl Zeiss Meditec AG*	704	69,360
Commerzbank AG(a)	21,849	80,744
Continental AG*	2,102	177,739
Covestro AG‡*	3,481	116,975
Daimler AG	15,423	532,715
Delivery Hero SE‡*	2,559	215,821
Deutsche Bank AG	40,906	303,684
Deutsche Boerse AG	3,713	576,476
Deutsche Lufthansa AG(a)	4,939	44,132
Deutsche Post AG	18,536	551,212
Deutsche Telekom AG*	60,803	887,412
Deutsche Wohnen SE	7,993	323,925
E.ON SE	42,612	426,870
Fresenius Medical Care AG & Co. KGaA	4,278	335,777
Fresenius SE & Co. KGaA	8,441	366,396
GEA Group AG*	4,050	93,067
Hannover Rueck SE	1,365	217,535
HeidelbergCement AG	3,137	149,052
Henkel AG & Co. KGaA*	1,776	138,307
HUGO BOSS AG	1,689	46,952
Infineon Technologies AG	25,340	470,446
K+S AG(a)	4,618	31,107

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Germany (continued)
KION Group AG	1,586	$78,710
LANXESS AG	2,408	118,581
LEG Immobilien AG	1,326	152,266
Merck KGaA*	2,606	302,847
MTU Aero Engines AG*	1,213	165,145
Muenchener Rueckversicherungs-Gesellschaft AG	2,569	565,016
Puma SE*	1,533	96,346
Rheinmetall AG	874	59,180
RWE AG	12,407	356,585
SAP SE	18,438	2,200,058
Scout24 AG‡	2,311	151,115
Siemens AG	14,566	1,350,996
Symrise AG	3,087	312,152
thyssenkrupp AG*(a)	10,062	67,007
TUI AG(a)	9,044	36,105
United Internet AG	2,750	94,730
Vonovia SE	9,547	471,080
Wirecard AG(a)	2,292	226,943
Zalando SE‡*	3,227	157,251
Total Germany		18,469,687
Hong Kong — 3.1%
AIA Group Ltd.	236,243	2,192,585
ASM Pacific Technology Ltd.	7,850	79,793
CK Asset Holdings Ltd.	55,654	351,770
CK Infrastructure Holdings Ltd.	16,984	101,216
CLP Holdings Ltd.	33,524	358,057
Hang Lung Properties Ltd.	52,899	113,408
Hang Seng Bank Ltd.	15,662	275,770
Henderson Land Development Co., Ltd.	32,438	132,642
Hong Kong & China Gas Co., Ltd.	210,596	376,513
Hong Kong Exchanges and Clearing Ltd.	25,283	821,856
Hongkong Land Holdings Ltd.	27,965	117,733
Hysan Development Co., Ltd.	25,168	83,760
Jardine Matheson Holdings Ltd.	4,401	193,468
Jardine Strategic Holdings Ltd.	4,130	89,001
Link REIT	43,895	394,086
MTR Corp. Ltd.	33,349	185,192
New World Development Co., Ltd.	140,710	166,078
Power Assets Holdings Ltd.	31,874	213,183
Sino Land Co., Ltd.	83,167	116,291
Sun Hung Kai Properties Ltd.	29,177	400,450
Swire Pacific Ltd., Class A	14,207	93,280
Techtronic Industries Co., Ltd.	30,367	231,307
Vitasoy International Holdings Ltd.	20,707	74,523
WH Group Ltd.‡	175,990	169,807
Wharf Real Estate Investment Co., Ltd.(a)	26,910	113,682
Wheelock & Co., Ltd.	21,220	155,338
Total Hong Kong		7,600,789

	Shares	Value
Common Stocks (continued)
Ireland — 0.5%
Bank of Ireland Group PLC	20,712	$41,810
CRH PLC	15,385	465,741
Flutter Entertainment PLC(a)	1,600	196,771
Kerry Group PLC, Class A	2,950	338,300
Kingspan Group PLC	3,205	163,235
Smurfit Kappa Group PLC	4,835	152,953
Total Ireland		1,358,810
Israel — 0.5%
Bank Hapoalim BM	39,638	256,724
Bank Leumi Le-Israel BM	47,058	256,108
Israel Discount Bank Ltd., Class A	55,211	180,861
Nice Ltd.*	2,078	347,421
Teva Pharmaceutical Industries Ltd.*	21,334	235,965
Total Israel		1,277,079
Italy — 1.9%
Amplifon SpA	2,984	68,342
Assicurazioni Generali SpA	25,670	365,934
Atlantia SpA	11,298	183,826
Banco BPM SpA*(a)	37,681	45,956
Enel SpA	154,495	1,055,246
Eni SpA	51,255	489,201
Ferrari NV	2,323	364,864
FinecoBank Banca Fineco SpA*	14,466	160,664
Intesa Sanpaolo SpA	293,863	458,018
Leonardo SpA	10,591	73,013
Mediobanca Banca di Credito Finanziario SpA	21,470	124,353
Moncler SpA	4,235	159,104
Prysmian SpA	7,070	132,961
Recordati SpA	3,147	136,739
Snam SpA	51,609	231,084
Telecom Italia SpA*(a)	333,255	131,989
Terna Rete Elettrica Nazionale SpA	38,701	242,466
UniCredit SpA*	44,510	342,676
Total Italy		4,766,436
Japan — 25.7%
Advantest Corp.	4,299	211,864
Aeon Co., Ltd.	15,694	318,694
AGC, Inc.	5,135	129,605
Air Water, Inc.	6,598	89,837
Aisin Seiki Co., Ltd.	4,048	117,918
Ajinomoto Co., Inc.	11,926	213,683
Alfresa Holdings Corp.	5,573	112,466
Alps Alpine Co., Ltd.(a)	4,860	51,038
Amada Co., Ltd.	12,592	115,752
Aozora Bank Ltd.	4,999	90,364
Asahi Group Holdings Ltd.	8,719	304,943
Asahi Intecc Co., Ltd.	3,834	102,649

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan (continued)
Asahi Kasei Corp.	28,745	$205,638
Astellas Pharma, Inc.	39,925	667,003
Bandai Namco Holdings, Inc.	4,291	217,931
Bank of Kyoto Ltd. (The)(a)	2,049	71,088
Bridgestone Corp.	12,475	394,076
Brother Industries Ltd.	7,170	123,104
Canon, Inc.(a)	21,414	457,477
Central Japan Railway Co.	3,711	590,130
Chiba Bank Ltd. (The)	17,136	80,444
Chubu Electric Power Co., Inc.	14,809	201,982
Chugai Pharmaceutical Co., Ltd.	4,960	594,170
Concordia Financial Group Ltd.	29,644	92,035
Dai Nippon Printing Co., Ltd.	8,200	175,602
Daifuku Co., Ltd.	2,293	161,465
Dai-ichi Life Holdings, Inc.	22,835	290,629
Daiichi Sankyo Co., Ltd.	12,462	860,284
Daikin Industries Ltd.	5,358	701,723
Daito Trust Construction Co., Ltd.	1,640	158,195
Daiwa House Industry Co., Ltd.	13,702	353,329
Daiwa Securities Group, Inc.	36,810	154,352
Denso Corp.	9,039	322,221
Dentsu Group, Inc.	4,840	103,105
East Japan Railway Co.	7,399	544,745
Eisai Co., Ltd.	5,524	388,981
Electric Power Development Co., Ltd.	4,175	84,332
FamilyMart Co., Ltd.(a)	4,817	82,569
FANUC Corp.	3,753	625,763
Fast Retailing Co., Ltd.	1,038	499,902
FUJIFILM Holdings Corp.	8,106	389,552
Fujitsu Ltd.	4,244	418,109
Fukuoka Financial Group, Inc.	5,216	75,605
Goldwin, Inc.	787	42,907
Hamamatsu Photonics K.K.	3,751	165,916
Hankyu Hanshin Holdings, Inc.	5,684	196,669
Hirose Electric Co., Ltd.	1,014	112,556
Hisamitsu Pharmaceutical Co., Inc.	1,877	89,168
Hitachi Ltd.	18,394	557,488
Honda Motor Co., Ltd.	34,511	842,483
Hoya Corp.	7,526	694,361
Idemitsu Kosan Co., Ltd.	4,957	114,497
IHI Corp.	3,705	46,808
Inpex Corp.	21,402	138,317
Isetan Mitsukoshi Holdings Ltd.	9,241	56,862
Isuzu Motors Ltd.	14,307	110,365
ITOCHU Corp.	29,388	583,995
Japan Exchange Group, Inc.	12,289	231,220
Japan Tobacco, Inc.	24,307	457,909
JFE Holdings, Inc.	11,714	79,309
JGC Holdings Corp.	6,821	67,231
JXTG Holdings, Inc.	65,479	234,337
Kajima Corp.	10,285	108,683
Kansai Electric Power Co., Inc. (The)	15,772	162,978
	Shares	Value
Common Stocks (continued)
Japan (continued)
Kansai Paint Co., Ltd.	5,890	$113,520
Kao Corp.	9,592	745,940
KDDI Corp.	33,980	987,926
Keikyu Corp.	7,373	122,177
Keio Corp.	3,155	179,974
Keisei Electric Railway Co., Ltd.	4,230	128,955
Keyence Corp.	3,541	1,283,813
Kikkoman Corp.(a)	4,464	207,890
Kintetsu Group Holdings Co., Ltd.	4,312	208,070
Kirin Holdings Co., Ltd.	17,250	335,289
Kobayashi Pharmaceutical Co., Ltd.	1,376	127,904
Koito Manufacturing Co., Ltd.	2,964	113,366
Komatsu Ltd.	19,444	375,025
Konami Holdings Corp.(a)	2,167	69,001
Konica Minolta, Inc.	12,365	48,681
Kose Corp.	638	80,306
Kubota Corp.	23,898	301,030
Kuraray Co., Ltd.	10,982	111,427
Kurita Water Industries Ltd.	4,938	139,918
Kyocera Corp.	6,922	374,080
Kyowa Kirin Co., Ltd.	7,301	171,917
Kyushu Electric Power Co., Inc.	10,599	84,546
Lion Corp.	6,092	128,238
LIXIL Group Corp.	6,933	84,803
M3, Inc.	9,751	354,714
Makita Corp.	6,460	212,645
Marubeni Corp.	38,559	188,946
Marui Group Co., Ltd.	6,550	108,539
Matsumotokiyoshi Holdings Co., Ltd.	2,112	73,274
Mazda Motor Corp.	12,578	71,985
MEIJI Holdings Co., Ltd.	3,131	218,718
MINEBEA MITSUMI, Inc.	9,139	151,612
MISUMI Group, Inc.	7,529	182,073
Mitsubishi Chemical Holdings Corp.	30,089	173,722
Mitsubishi Corp.	26,313	565,950
Mitsubishi Electric Corp.	41,395	518,913
Mitsubishi Estate Co., Ltd.	24,979	411,703
Mitsubishi Heavy Industries Ltd.	6,751	174,465
Mitsubishi Materials Corp.	3,370	69,836
Mitsubishi Motors Corp.	16,140	46,035
Mitsubishi UFJ Financial Group, Inc.	252,972	1,027,407
Mitsui & Co., Ltd.	36,020	509,976
Mitsui Chemicals, Inc.	4,219	83,879
Mitsui Fudosan Co., Ltd.	19,349	361,521
Mizuho Financial Group, Inc.	480,440	565,197
MonotaRO Co., Ltd.	3,042	98,712
MS&AD Insurance Group Holdings, Inc.	10,850	316,769
Murata Manufacturing Co., Ltd.	11,444	644,143
Nabtesco Corp.	3,484	101,325
NEC Corp.	5,643	219,789
Nexon Co., Ltd.	8,437	137,599
NGK Spark Plug Co., Ltd.	5,750	87,217

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan (continued)
NH Foods Ltd.	3,207	$115,612
Nidec Corp.	9,691	569,670
Nihon M&A Center, Inc.	3,352	111,436
Nikon Corp.	10,323	97,211
Nintendo Co., Ltd.	2,081	868,908
Nippon Express Co., Ltd.	2,072	102,500
Nippon Paint Holdings Co., Ltd.	3,736	216,959
Nippon Shinyaku Co., Ltd.	1,600	113,265
Nippon Steel Corp.	16,886	143,997
Nippon Telegraph & Telephone Corp.	25,390	580,051
Nissan Chemical Corp.	3,962	153,389
Nissan Motor Co., Ltd.	36,348	125,698
Nisshin Seifun Group, Inc.(a)	8,770	137,945
Nissin Foods Holdings Co., Ltd.	2,457	203,113
Nitori Holdings Co., Ltd.	1,716	265,099
Nitto Denko Corp.	3,731	188,757
Nomura Holdings, Inc.	68,064	286,297
Nomura Research Institute Ltd.	7,120	175,378
NSK Ltd.	11,659	81,554
NTT Data Corp.	15,807	163,340
NTT DOCOMO, Inc.	24,227	713,205
Obayashi Corp.	18,179	161,840
Obic Co., Ltd.	1,728	262,105
Odakyu Electric Railway Co., Ltd.(a)	8,031	178,216
Oji Holdings Corp.	26,267	135,099
Olympus Corp.*	22,162	357,605
Omron Corp.	4,547	270,435
Ono Pharmaceutical Co., Ltd.	10,137	245,616
Oriental Land Co., Ltd.	4,078	521,691
ORIX Corp.	27,424	330,570
Osaka Gas Co., Ltd.	8,766	163,868
Otsuka Corp.	2,321	105,160
Otsuka Holdings Co., Ltd.	9,189	365,635
Pan Pacific International Holdings Corp.	11,951	232,683
Panasonic Corp.	43,618	337,246
PeptiDream, Inc.*	2,276	86,200
Pigeon Corp.	2,552	91,522
Rakuten, Inc.	16,679	142,871
Recruit Holdings Co., Ltd.	24,006	714,332
Renesas Electronics Corp.*	14,161	76,807
Resona Holdings, Inc.	52,111	164,225
Ricoh Co., Ltd.	17,570	121,586
Rohm Co., Ltd.	2,245	144,019
Ryohin Keikaku Co., Ltd.	6,169	74,535
Santen Pharmaceutical Co., Ltd.	10,387	184,943
SBI Holdings, Inc.	6,123	116,293
Secom Co., Ltd.	4,404	370,861
Seiko Epson Corp.	7,480	85,827
Sekisui Chemical Co., Ltd.	11,103	142,246
Sekisui House Ltd.	13,704	238,172
Seven & i Holdings Co., Ltd.	15,630	519,319
SG Holdings Co., Ltd.	4,573	127,951
	Shares	Value
Common Stocks (continued)
Japan (continued)
Shimadzu Corp.	7,037	$176,690
Shimano, Inc.	1,798	266,333
Shimizu Corp.	15,561	121,653
Shin-Etsu Chemical Co., Ltd.	7,943	892,459
Shionogi & Co., Ltd.	6,429	356,455
Shiseido Co., Ltd.	7,685	458,362
Shizuoka Bank Ltd. (The)	15,484	94,698
Showa Denko K.K.	3,270	72,626
SMC Corp.	1,184	542,535
Softbank Corp.	30,066	411,620
SoftBank Group Corp.	31,016	1,343,780
Sompo Holdings, Inc.	7,773	254,412
Sony Corp.	23,470	1,521,429
Sotetsu Holdings, Inc.	3,542	91,419
Stanley Electric Co., Ltd.	4,363	100,981
Subaru Corp.	12,611	256,501
SUMCO Corp.	5,947	86,200
Sumitomo Chemical Co., Ltd.	35,500	110,880
Sumitomo Corp.	25,987	298,546
Sumitomo Dainippon Pharma Co., Ltd.	3,801	53,246
Sumitomo Electric Industries Ltd.	17,261	179,737
Sumitomo Metal Mining Co., Ltd.	5,380	136,770
Sumitomo Mitsui Financial Group, Inc.	27,021	718,640
Sumitomo Mitsui Trust Holdings, Inc.	7,963	235,386
Sumitomo Realty & Development Co., Ltd.	9,337	254,391
Suntory Beverage & Food Ltd.	3,296	124,985
Suzuki Motor Corp.	8,752	283,917
Sysmex Corp.	4,116	286,371
T&D Holdings, Inc.	14,447	126,860
Taiheiyo Cement Corp.	3,869	77,355
Taisei Corp.	5,452	172,582
Taisho Pharmaceutical Holdings Co., Ltd.	1,411	88,802
Taiyo Yuden Co., Ltd.(a)	3,048	86,365
Takeda Pharmaceutical Co., Ltd.	29,798	1,082,018
TDK Corp.	2,799	245,519
Teijin Ltd.	6,541	105,515
Terumo Corp.	13,979	466,947
Tobu Railway Co., Ltd.	5,739	196,694
Toho Co., Ltd.	3,835	126,955
Tohoku Electric Power Co., Inc.	10,665	101,030
Tokio Marine Holdings, Inc.	13,501	642,129
Tokyo Electric Power Co., Holdings, Inc.*	32,793	111,319
Tokyo Electron Ltd.	3,023	648,503
Tokyo Gas Co., Ltd.	10,349	228,204
Tokyu Corp.	13,277	201,635
Toppan Printing Co., Ltd.	8,177	123,265
Toray Industries, Inc.	34,049	158,918
Toshiba Corp.	9,236	232,077
TOTO Ltd.	4,245	150,452
Toyo Suisan Kaisha Ltd.	3,195	154,170
Toyota Industries Corp.	3,866	196,310

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan (continued)
Toyota Motor Corp.	46,233	$2,882,023
Toyota Tsusho Corp.	5,678	137,417
Tsuruha Holdings, Inc.(a)	1,162	156,259
Unicharm Corp.	8,927	329,748
USS Co., Ltd.	7,373	117,902
West Japan Railway Co.	4,013	250,196
Yakult Honsha Co., Ltd.	3,269	191,674
Yamada Denki Co., Ltd.	19,724	94,438
Yamaguchi Financial Group, Inc.	11,335	61,691
Yamaha Corp.	3,473	142,252
Yamaha Motor Co., Ltd.	6,894	90,450
Yamato Holdings Co., Ltd.	8,495	149,984
Yaskawa Electric Corp.	5,697	189,927
Z Holdings Corp.	59,955	234,920
ZOZO, Inc.	2,253	36,660
Total Japan		64,241,922
Luxembourg — 0.2%
ArcelorMittal SA	11,572	126,773
Eurofins Scientific SE(a)	268	148,238
SES SA	7,550	50,411
Tenaris SA	11,366	79,600
Total Luxembourg		405,022
Macau — 0.2%
Galaxy Entertainment Group Ltd.	46,543	302,888
Sands China Ltd.	53,983	222,134
Total Macau		525,022
Netherlands — 3.9%
ABN AMRO Bank NV‡	6,665	51,101
Adyen NV‡*	530	523,155
Aegon NV	35,995	92,650
Akzo Nobel NV	4,245	321,749
Argenx SE*	936	140,965
ASML Holding NV	7,363	2,182,709
ASR Nederland NV	2,397	64,454
EXOR NV	2,355	128,688
Heineken Holding NV(a)	2,180	169,769
Heineken NV	4,575	388,954
ING Groep NV	76,181	417,873
Just Eat Takeaway.com NV‡*	2,407	245,557
Koninklijke Ahold Delhaize NV	20,481	497,112
Koninklijke DSM NV	3,735	457,163
Koninklijke KPN NV	73,108	169,119
Koninklijke Philips NV	18,034	784,476
NN Group NV	7,533	217,906
Randstad NV	2,475	99,299
Royal Dutch Shell PLC, Class A	79,649	1,331,165
Royal Dutch Shell PLC, Class B	71,058	1,152,988
Wolters Kluwer NV	5,396	396,695
Total Netherlands		9,833,547

	Shares	Value
Common Stocks (continued)
New Zealand — 0.4%
a2 Milk Co., Ltd.*	17,562	$212,689
Auckland International Airport Ltd.	41,336	155,309
Fisher & Paykel Healthcare Corp. Ltd.	17,042	287,980
Fletcher Building Ltd.	29,395	67,100
Spark New Zealand Ltd.	59,763	163,706
Xero Ltd.*	2,205	114,811
Total New Zealand		1,001,595
Norway — 0.6%
Aker BP ASA	2,519	41,928
DNB ASA	22,027	267,698
Equinor ASA	20,207	283,642
Mowi ASA	7,180	123,302
Norsk Hydro ASA	28,321	72,524
Orkla ASA	19,113	173,446
Schibsted ASA, Class A	3,781	80,433
Telenor ASA	12,778	196,617
Yara International ASA	3,837	131,147
Total Norway		1,370,737
Poland — 0.2%
Bank Polska Kasa Opieki SA	6,414	80,509
CD Projekt SA	1,601	138,251
mBank SA*	919	48,600
Polski Koncern Naftowy ORLEN SA	7,124	107,278
Powszechna Kasa Oszczednosci Bank Polski SA	22,029	117,083
Powszechny Zaklad Ubezpieczen SA	14,460	105,731
Total Poland		597,452
Portugal — 0.2%
EDP — Energias de Portugal SA	53,683	226,376
Galp Energia SGPS SA	8,791	101,247
Jeronimo Martins SGPS SA	6,114	103,229
Total Portugal		430,852
Russia — 0.1%
Polymetal International PLC	10,725	220,844
Singapore — 1.2%
Ascendas Real Estate Investment Trust	109,581	231,197
CapitaLand Commercial Trust	127,059	145,319
CapitaLand Ltd.*	62,272	133,152
CapitaLand Mall Trust	102,626	137,787
ComfortDelGro Corp. Ltd.	69,222	81,137
DBS Group Holdings Ltd.	35,859	508,450
Genting Singapore Ltd	186,464	103,981
Keppel Corp. Ltd.(a)	38,804	164,842
Oversea-Chinese Banking Corp. Ltd.	69,295	445,000
Singapore Exchange Ltd.	30,627	209,953
Singapore Technologies Engineering Ltd.	54,349	132,427
Singapore Telecommunications Ltd.	162,127	325,935
United Overseas Bank Ltd.	26,161	378,003
Total Singapore		2,997,183

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
South Africa — 0.2%
Anglo American PLC	23,121	$412,725
Investec PLC	16,595	34,318
Total South Africa		447,043
South Korea — 4.4%
Amorepacific Corp.	836	121,443
Celltrion Healthcare Co., Ltd.*	1,705	118,382
Celltrion, Inc.*	2,073	358,132
Coway Co., Ltd.	1,731	87,228
DB Insurance Co., Ltd.	1,701	61,635
E-MART, Inc.	704	69,334
GS Holdings Corp.	2,239	70,839
Hana Financial Group, Inc.	7,070	160,148
Hankook Tire & Technology Co., Ltd.	2,394	41,752
Hanmi Pharm Co. Ltd.	256	54,417
Hotel Shilla Co., Ltd.	954	66,708
Hyundai Engineering & Construction Co., Ltd.	1,851	53,246
Hyundai Heavy Industries Holdings Co., Ltd.	266	53,049
Hyundai Mobis Co., Ltd.	1,382	195,087
Hyundai Motor Co.	3,569	274,167
Industrial Bank of Korea	10,306	66,821
Kakao Corp.	1,239	187,103
Kangwon Land, Inc.	4,217	86,697
KB Financial Group, Inc.	8,742	249,320
Kia Motors Corp.	6,021	146,516
Korea Electric Power Corp.*	5,786	113,255
Korea Shipbuilding & Offshore Engineering Co., Ltd.*	994	67,466
Korea Zinc Co., Ltd.	324	102,642
KT&G Corp.	2,680	178,381
LG Chem Ltd.	1,059	327,230
LG Corp.	2,684	136,574
LG Display Co., Ltd.*	5,630	51,058
LG Electronics, Inc.	2,449	110,345
LG Household & Health Care Ltd.	220	250,252
Lotte Chemical Corp.	388	68,623
NAVER Corp.	2,881	466,985
NCSoft Corp.	412	217,421
POSCO	1,478	223,802
Samsung Biologics Co., Ltd.‡*	349	166,416
Samsung C&T Corp.	1,803	156,853
Samsung Electro-Mechanics Co., Ltd.	1,259	117,277
Samsung Electronics Co., Ltd.	89,753	3,683,081
Samsung Fire & Marine Insurance Co., Ltd.	879	137,428
Samsung Life Insurance Co., Ltd.	1,930	77,773
Samsung SDI Co., Ltd.	1,150	269,933
Samsung SDS Co., Ltd.	762	101,625
Shinhan Financial Group Co., Ltd.	10,929	274,021
SK Holdings Co., Ltd.	761	113,671
SK Hynix, Inc.	10,091	693,190
	Shares	Value
Common Stocks (continued)
South Korea (continued)
SK Innovation Co., Ltd.	1,362	$109,881
SK Telecom Co., Ltd.	762	132,269
S-Oil Corp.	1,331	76,466
Woori Financial Group, Inc.	12,623	87,437
Total South Korea		11,033,379
Spain — 2.3%
Abertis Infraestructuras SA*(c)(d)	5,353	35,120
ACS Actividades de Construccion y Servicios SA	5,344	133,279
Aena SME SA‡*	1,539	194,694
Amadeus IT Group SA	7,956	382,728
Banco Bilbao Vizcaya Argentaria SA	128,774	421,305
Banco de Sabadell SA	127,807	52,929
Banco Santander SA	316,553	706,443
Bankinter SA	19,688	81,168
CaixaBank SA	73,042	131,285
Cellnex Telecom SA‡*	5,627	294,603
Enagas SA	6,689	155,980
Endesa SA	6,565	145,611
Ferrovial SA	10,344	258,319
Grifols SA(a)	7,530	256,171
Iberdrola SA	114,709	1,148,356
Industria de Diseno Textil SA	20,191	514,178
Naturgy Energy Group SA	6,175	108,960
Red Electrica Corp. SA	9,592	168,676
Repsol SA	26,699	243,130
Telefonica SA	85,477	391,344
Total Spain		5,824,279
Sweden — 2.6%
Alfa Laval AB*	7,714	144,926
Assa Abloy AB, B Shares(a)	17,669	318,477
Atlas Copco AB, A Shares(a)	12,041	418,289
Atlas Copco AB, B Shares	7,326	228,994
Boliden AB(a)	5,844	119,845
Electrolux AB, Series B	5,618	77,564
Electrolux Professional AB, B Shares*	5,618	12,919
Epiroc AB, A Shares	12,170	122,258
Epiroc AB, B Shares	7,554	74,881
Essity AB, B Shares*	12,130	394,307
Hennes & Mauritz AB, B Shares(a)	17,137	238,969
Hexagon AB, B Shares*	5,135	256,088
Industrivarden AB, A Shares*	10,362	215,150
Investor AB, B Shares	10,964	551,388
Kinnevik AB, B Shares	6,715	138,876
Lundin Energy AB	4,939	128,289
Sandvik AB*	21,538	333,637
Securitas AB, B Shares(a)	7,452	88,084
Skandinaviska Enskilda Banken AB, A Shares*	28,628	235,479
Skanska AB, B Shares*	7,445	142,654
SKF AB, B Shares	8,572	136,515

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Svenska Cellulosa AB SCA, B Shares*	13,953	$150,356
Svenska Handelsbanken AB, A Shares*	28,959	267,733
Swedbank AB, A Shares*	19,374	228,825
Swedish Match AB	4,085	253,284
Tele2 AB, B Shares	11,251	145,833
Telefonaktiebolaget LM Ericsson, B Shares	57,584	501,720
Telia Co. AB	49,654	171,577
Trelleborg AB, B Shares*	7,017	90,378
Volvo AB, B Shares*	29,621	382,575
Total Sweden		6,569,870
Switzerland — 9.9%
ABB Ltd.	35,167	667,705
Adecco Group AG	3,227	141,465
Alcon, Inc.*	8,616	454,747
Baloise Holding AG	1,130	169,181
Chocoladefabriken Lindt & Spruengli AG(a)	35	272,885
Cie Financiere Richemont SA	10,093	573,277
Clariant AG*	6,147	113,782
Coca-Cola HBC AG*	4,367	110,993
Credit Suisse Group AG*	45,180	408,476
EMS-Chemie Holding AG	212	137,394
Geberit AG	825	370,209
Givaudan SA	185	619,702
Glencore PLC*	205,306	380,934
Julius Baer Group Ltd.*	4,623	181,251
Kuehne + Nagel International AG	855	122,295
LafargeHolcim Ltd.*	8,384	347,817
Lonza Group AG	1,481	646,628
Nestle SA(g)	54,056	5,707,202
Novartis AG	39,510	3,367,448
Partners Group Holding AG	414	325,915
PSP Swiss Property AG	1,276	148,337
Roche Holding AG	13,459	4,677,845
Schindler Holding AG — Participating Certificate	1,241	275,806
SGS SA	148	335,057
Sika AG(a)	2,862	473,565
Sonova Holding AG	1,205	217,615
STMicroelectronics NV	11,689	303,558
Straumann Holding AG	182	138,110
Swatch Group AG (The)	635	127,079
Swiss Life Holding AG	711	251,869
Swiss Prime Site AG	1,983	188,407
Swiss Re AG(a)	5,289	381,735
Swisscom AG	507	263,599
Temenos AG*	1,081	140,676
UBS Group AG*	65,991	706,985
Vifor Pharma AG	1,141	171,478
Zurich Insurance Group AG	2,687	855,530
Total Switzerland		24,776,557

	Shares	Value
Common Stocks (continued)
United Arab Emirates — 0.0%
NMC Health PLC(c)(d)	3,838	$—
United Kingdom — 12.7%
3i Group PLC	21,313	210,764
Admiral Group PLC	5,536	162,700
Ashtead Group PLC	9,666	265,181
Associated British Foods PLC	7,125	170,081
AstraZeneca PLC	24,816	2,604,925
Auto Trader Group PLC‡	18,632	107,801
Aviva PLC	77,930	237,682
B&M European Value Retail SA	16,834	70,665
BAE Systems PLC	60,648	388,918
Barclays PLC	331,745	443,135
Barratt Developments PLC	21,272	139,255
Berkeley Group Holdings PLC	2,756	145,413
BP PLC	373,570	1,475,336
British American Tobacco PLC	43,471	1,689,105
British Land Co. PLC (The)	20,275	103,472
BT Group PLC	163,747	239,692
Bunzl PLC	7,424	161,768
Burberry Group PLC	8,877	155,638
Centrica PLC	106,656	53,678
CK Hutchison Holdings Ltd.	56,629	419,293
CNH Industrial NV*	17,346	108,523
Compass Group PLC	30,009	505,701
Croda International PLC	3,138	193,235
DCC PLC	2,118	151,156
Diageo PLC	43,759	1,517,875
Direct Line Insurance Group PLC	32,723	112,475
DS Smith PLC	31,179	122,663
Experian PLC	17,818	534,000
Fiat Chrysler Automobiles NV	18,605	163,350
G4S PLC	35,716	49,195
GlaxoSmithKline PLC	92,432	1,936,546
GVC Holdings PLC	11,953	113,680
Hargreaves Lansdown PLC	7,131	129,568
HSBC Holdings PLC	381,077	1,970,754
IMI PLC	7,542	78,721
Imperial Brands PLC	18,555	392,959
Informa PLC	28,560	158,218
InterContinental Hotels Group PLC	3,937	179,171
International Consolidated Airlines Group SA	11,904	33,319
Intertek Group PLC	3,674	220,125
ITV PLC	75,372	72,729
John Wood Group PLC	14,864	37,985
Johnson Matthey PLC	4,317	108,497
Kingfisher PLC	47,449	94,144
Land Securities Group PLC	15,129	126,329
Legal & General Group PLC	116,942	301,795
Lloyds Banking Group PLC	1,349,439	548,762
London Stock Exchange Group PLC	5,911	555,908
M&G PLC	49,215	82,097

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Marks & Spencer Group PLC	42,014	$48,808
Meggitt PLC	19,450	68,521
Melrose Industries PLC	103,346	130,069
Micro Focus International PLC	6,772	41,146
Mondi PLC	10,697	190,247
National Grid PLC	64,257	756,851
Next PLC	2,894	172,515
Ninety One PLC*	8,297	17,760
Ocado Group PLC*	9,760	197,526
Pearson PLC(a)	16,965	98,392
Persimmon PLC	6,848	190,462
Prudential PLC	49,702	707,475
Quilter PLC‡	36,485	56,720
Reckitt Benckiser Group PLC	12,078	1,010,053
RELX PLC	35,318	800,312
Rentokil Initial PLC	35,226	210,743
Rolls-Royce Holdings PLC*	33,718	140,350
Royal Bank of Scotland Group PLC	89,464	124,751
RSA Insurance Group PLC	24,987	113,841
Sage Group PLC (The)	24,108	194,615
Schroders PLC	2,690	90,051
Severn Trent PLC	5,063	152,631
Smith & Nephew PLC	17,845	350,687
Smiths Group PLC	9,841	153,983
Spirax-Sarco Engineering PLC	1,353	148,953
SSE PLC	20,056	316,221
St James’s Place PLC	12,198	130,996
Standard Chartered PLC	53,904	277,067
Standard Life Aberdeen PLC(a)	46,457	129,561
Subsea 7 SA*	6,697	37,235
Tate & Lyle PLC	13,133	117,978
Taylor Wimpey PLC	68,287	126,660
TechnipFMC PLC	9,425	82,420
Tesco PLC	192,881	571,976
Unilever NV	27,332	1,364,516
Unilever PLC	20,297	1,050,179
United Utilities Group PLC	14,493	164,929
Vodafone Group PLC	517,788	732,400
Weir Group PLC (The)	5,717	68,837
Whitbread PLC(a)	2,073	77,920
Wm Morrison Supermarkets PLC(a)	53,051	122,456
WPP PLC	24,085	188,718
Total United Kingdom		31,571,513
United States — 0.4%
Amcor PLC	33,903	312,302
Carnival PLC	3,576	49,414
Ferguson PLC	4,534	328,040
James Hardie Industries PLC	8,898	130,608
OneMarket Ltd*(c)(d)	1,633	1,037
QIAGEN NV*	3,818	158,910
Samsonite International SA‡	32,778	27,694

	Shares	Value
Common Stocks (continued)
United States (continued)
Total United States		$1,008,005
Total Common Stocks
(Cost $309,529,544)		247,830,020
Preferred Stocks — 0.7%
Germany — 0.5%
FUCHS PETROLUB SE, 2.78%	3,064	119,004
Henkel AG & Co. KGaA, 2.31%	3,719	330,110
Porsche Automobil Holding SE, 5.03%	3,520	177,467
Sartorius AG, 0.00%	688	193,516
Volkswagen AG, 3.93%	3,816	535,916
Total Germany		1,356,013
South Korea — 0.2%
Samsung Electronics Co., Ltd., 3.44%	14,671	508,720
Total Preferred Stocks
(Cost $2,194,808)		1,864,733
Short-Term Investment — 3.6%
Money Market Fund — 3.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(e)(f)
(Cost $8,900,910)	8,900,910	8,900,910
Total Investments — 103.6%
(Cost $320,625,262)		258,595,663
Other Assets and Liabilities, Net — (3.6)%		(9,020,866)
Net Assets — 100.0%		$249,574,797

*
Non-income producing securities.

‡
May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $9,313,923; total market value of collateral held by the Fund was $10,004,457. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $1,103,547.

(b)
Less than 0.05%.

(c)
Securities have been deemed illiquid because they may not be able to be resold within seven days at approximately the price shown. At April 30, 2020, the value of these securities was $36,157.

(d)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(e)
Reflects the 1-day yield at April 30, 2020.

(f)
Represents security purchased with cash collateral received for securities on loan.

(g)
All or a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $1,276,794.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
Forward Foreign Currency Contracts Outstanding as of April 30, 2020:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2020	Unrealized Appreciation
Australian Dollar	05/04/20	Morgan Stanley	12,094,407	$7,896,990	$7,918,322	$21,332
Swiss Franc	05/04/20	Morgan Stanley	11,657,725	12,074,882	12,080,003	5,121
Danish Krone	05/04/20	Morgan Stanley	17,023,871	2,498,363	2,499,785	1,422
Euro	05/04/20	Morgan Stanley	31,282,015	34,247,731	34,265,940	18,209
British Pound	05/04/20	Morgan Stanley	14,767,634	18,609,346	18,627,458	18,112
Hong Kong Dollar	05/04/20	Morgan Stanley	936,594	120,797	120,808	11
Israeli Shekel	05/04/20	Morgan Stanley	2,216,471	637,193	638,658	1,465
Japanese Yen	05/01/20	Morgan Stanley	3,434,642,577	32,105,261	32,118,975	13,714
Japanese Yen	05/04/20	Morgan Stanley	95,302,728	889,188	891,270	2,082
South Korean Won#	05/04/20	Morgan Stanley	6,791,014,943	5,541,724	5,573,793	32,069
Norwegian Krone	05/04/20	Morgan Stanley	7,144,875	697,864	699,153	1,289
New Zealand Dollar	05/04/20	Morgan Stanley	719,471	443,004	443,866	862
Polish Zloty	05/04/20	Morgan Stanley	1,238,590	298,903	299,082	179
Swedish Krona	05/04/20	Morgan Stanley	32,382,433	3,309,200	3,315,552	6,352
Singapore Dollar	05/04/20	Morgan Stanley	142,453	100,133	101,197	1,064
Unrealized Appreciation				$119,470,579	$119,593,862	$123,283

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized Appreciation
Swiss Franc	05/04/20	Morgan Stanley	(16,076)	$(16,677)	$(16,658)	$19
Danish Krone	05/04/20	Morgan Stanley	(17,503,913)	(2,576,038)	(2,570,274)	5,764
Euro	05/04/20	Morgan Stanley	(32,152,102)	(35,319,132)	(35,219,023)	100,109
Hong Kong Dollar	05/04/20	Morgan Stanley	(34,764,440)	(4,484,136)	(4,484,126)	10
South Korean Won#	06/04/20	Morgan Stanley	(7,031,735,385)	(5,818,083)	(5,774,131)	43,952
Unrealized Appreciation				$(48,214,066)	$(48,064,212)	$149,854
Total Unrealized Appreciation						$273,137

Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2020	Unrealized (Depreciation)
Swiss Franc	05/04/20	Morgan Stanley	319,424	$332,697	$330,995	$(1,702)
Danish Krone	05/04/20	Morgan Stanley	480,042	70,610	70,489	(121)
Euro	05/04/20	Morgan Stanley	870,087	954,875	953,083	(1,792)
Hong Kong Dollar	05/04/20	Morgan Stanley	33,827,846	4,364,097	4,363,319	(778)
South Korean Won#	05/04/20	Morgan Stanley	187,731,882	154,855	154,083	(772)
Polish Zloty	05/04/20	Morgan Stanley	34,718	8,399	8,383	(16)
Singapore Dollar	05/04/20	Morgan Stanley	1,970,560	1,400,186	1,399,865	(321)
Unrealized Depreciation				$7,285,719	$7,280,217	$(5,502)

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized (Depreciation)
Australian Dollar	05/04/20	Morgan Stanley	(12,094,407)	$(7,403,361)	$(7,918,322)	$(514,961)
Australian Dollar	06/04/20	Morgan Stanley	(12,191,100)	(7,981,720)	(7,982,472)	(752)
Swiss Franc	05/04/20	Morgan Stanley	(11,961,073)	(12,380,099)	(12,394,339)	(14,240)
Swiss Franc	06/04/20	Morgan Stanley	(11,669,081)	(12,098,142)	(12,102,326)	(4,184)
Danish Krone	06/04/20	Morgan Stanley	(17,723,072)	(2,603,354)	(2,604,058)	(704)
Euro	06/04/20	Morgan Stanley	(31,851,291)	(34,901,342)	(34,911,725)	(10,383)
British Pound	05/04/20	Morgan Stanley	(14,767,634)	(18,322,083)	(18,627,458)	(305,375)
British Pound	06/04/20	Morgan Stanley	(14,415,770)	(18,183,900)	(18,185,955)	(2,055)
Hong Kong Dollar	06/04/20	Morgan Stanley	(34,718,064)	(4,475,587)	(4,476,201)	(614)
Israeli Shekel	05/04/20	Morgan Stanley	(2,216,471)	(627,126)	(638,658)	(11,532)
Israeli Shekel	06/04/20	Morgan Stanley	(2,216,306)	(638,839)	(639,186)	(347)
Japanese Yen	05/01/20	Morgan Stanley	(3,529,945,305)	(32,734,942)	(33,010,196)	(275,254)
See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized (Depreciation)
Japanese Yen	06/04/20	Morgan Stanley	(3,435,939,012)	$(32,137,494)	$(32,147,243)	$(9,749)
South Korean Won#	05/04/20	Morgan Stanley	(6,978,746,825)	(5,724,526)	(5,727,876)	(3,350)
Norwegian Krone	05/04/20	Morgan Stanley	(7,144,875)	(680,549)	(699,153)	(18,604)
Norwegian Krone	06/04/20	Morgan Stanley	(7,194,418)	(704,002)	(704,122)	(120)
New Zealand Dollar	05/04/20	Morgan Stanley	(719,471)	(426,432)	(443,866)	(17,434)
New Zealand Dollar	06/04/20	Morgan Stanley	(718,684)	(443,287)	(443,294)	(7)
Polish Zloty	05/04/20	Morgan Stanley	(1,273,308)	(306,457)	(307,465)	(1,008)
Polish Zloty	06/04/20	Morgan Stanley	(1,232,643)	(297,522)	(297,572)	(50)
Swedish Krona	05/04/20	Morgan Stanley	(32,382,433)	(3,270,476)	(3,315,552)	(45,076)
Swedish Krona	06/04/20	Morgan Stanley	(32,084,616)	(3,285,380)	(3,286,031)	(651)
Singapore Dollar	05/04/20	Morgan Stanley	(2,113,013)	(1,484,662)	(1,501,062)	(16,400)
Singapore Dollar	06/04/20	Morgan Stanley	(2,109,567)	(1,498,457)	(1,498,799)	(342)
Unrealized Depreciation				$(202,609,739)	$(203,862,931)	$(1,253,192)
Total Unrealized Depreciation						$(1,258,694)
Net Unrealized Appreciation (Depreciation)						$(985,557)

As of April 30, 2020, there was collateral segregated by the counterparty for forward foreign currency contracts in the amount of $1,276,794.
#
Non-deliverable forward.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Common Stocks
Australia	$17,035,560	$—	$—	$17,035,560
Austria	364,517	—	—	364,517
Belgium	2,160,409	—	—	2,160,409
Cambodia	52,958	—	—	52,958
China	731,231	—	—	731,231
Denmark	5,184,721	—	—	5,184,721
Finland	2,842,704	—	—	2,842,704
France	23,130,297	—	—	23,130,297
Germany	18,469,687	—	—	18,469,687
Hong Kong	7,600,789	—	—	7,600,789
Ireland	1,358,810	—	—	1,358,810
Israel	1,277,079	—	—	1,277,079
Italy	4,766,436	—	—	4,766,436
Japan	64,241,922	—	—	64,241,922
Luxembourg	405,022	—	—	405,022
Macau	525,022	—	—	525,022
Netherlands	9,833,547	—	—	9,833,547
New Zealand	1,001,595	—	—	1,001,595
Norway	1,370,737	—	—	1,370,737
Poland	597,452	—	—	597,452
Portugal	430,852	—	—	430,852
Russia	220,844	—	—	220,844
Singapore	2,997,183	—	—	2,997,183
South Africa	447,043	—	—	447,043
South Korea	11,033,379	—	—	11,033,379
Spain	5,789,159	—	35,120(i)	5,824,279
Sweden	6,569,870	—	—	6,569,870
Switzerland	24,776,557	—	—	24,776,557
United Arab Emirates	—	—	—(i)	—
United Kingdom	31,571,513	—	—	31,571,513
United States	1,006,968	—	1,037(i)	1,008,005
Total Common Stocks	247,793,863	—	36,157	247,830,020
See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF  (continued)

April 30, 2020
Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Germany	$1,356,013	$—	$—	$1,356,013
South Korea	508,720	—	—	508,720
Total Preferred Stocks	1,864,733	—	—	1,864,733
Short-Term Investments:
Money Market Funds	8,900,910	—	—	8,900,910
Total Investments in Securities	258,559,506	—	36,157	258,595,663
Other Financial Instruments:(j)
Forward Foreign Currency Contracts	—	273,137	—	273,137
Total Investments in Securities and Other Financial Instruments	$258,559,506	$273,137	$36,157	$258,868,800
Liability Valuation Inputs
Other Financial Instruments:(j)
Forward Foreign Currency Contracts	$—	$1,258,694	$—	$1,258,694

(h)
For a complete listing of investments and their countries, see the Schedules of Investments.

(i)
The Level 3 securities, valued in total at $36,157, have been deemed illiquid and have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(j)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund transferred common stock valued at $95,937 from Level 1 to Level 3 as a result of a security has been deemed illiquid.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of April 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2020(k)
Common Stocks
Abertis Infraestructuras SA(l)	$44,573	$—	$—	$(9,453)	$—	$—	$—	$—	$35,120	$(9,453)
NMC Health PLC(l)	—	—	(9,930)	(104,521)	50,184	(30,575)	94,842	—	—(m)	(104,521)
OneMarket Ltd(l)	—	—	(338)	404	206	(330)	1,095	—	1,037	404
Rolls-Royce Holdings PLC — Entitlement Shares(l)	2,895	—	(55)	(29)	1,539	(4,350)	—	—	—	(29)
Total	$47,468	$—	$(10,323)	$(113,599)	$51,929	$(35,255)	$95,937	$—	$36,157	$(113,599)

(k)
Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.

(l)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(m)
Includes a Level 3 security valued at $ — .

Information about Level 3 fair value measurements as of April 30, 2020.
Security Type	Fair Value	Valuation Technique	Unobservable Inputs
Common Stock	$36,157	Issuer Specific Data	Company News Information
See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.4%
Australia — 1.1%
BHP Group PLC	2,071	$34,905
Rio Tinto PLC	1,098	51,029
Total Australia		85,934
Austria — 0.3%
ANDRITZ AG*	71	2,333
Erste Group Bank AG*	285	6,189
OMV AG	142	4,651
Raiffeisen Bank International AG	128	2,205
Telekom Austria AG*	133	935
Verbund AG	66	2,990
Vienna Insurance Group AG Wiener Versicherung Gruppe	38	765
voestalpine AG	114	2,359
Total Austria		22,427
Belgium — 1.5%
Ackermans & van Haaren NV	22	2,913
Ageas	184	6,621
Anheuser-Busch InBev SA/NV	771	35,367
Colruyt SA	53	3,171
Elia Group SA	35	4,025
Galapagos NV*	50	11,035
Groupe Bruxelles Lambert SA*	73	5,827
KBC Group NV	275	14,844
Proximus SADP	139	2,964
Sofina SA	15	3,532
Solvay SA	69	5,384
Telenet Group Holding NV	47	1,960
UCB SA*	121	11,072
Umicore SA	203	8,763
Total Belgium		117,478
Chile — 0.1%
Antofagasta PLC	343	3,517
China — 0.4%
Prosus NV*	433	32,810
Denmark — 3.6%
Ambu A/S, Class B	164	5,143
AP Moller — Maersk A/S, Class A	4	3,691
AP Moller — Maersk A/S, Class B	7	6,958
Carlsberg A/S, Class B	102	12,859
Chr Hansen Holding A/S	102	8,788
Coloplast A/S, Class B(a)	133	21,032
Danske Bank A/S*	663	7,866
Demant A/S*	106	2,533
DSV PANALPINA A/S	202	20,839
Genmab A/S*	59	14,185
GN Store Nord A/S	129	5,896
H Lundbeck A/S	60	2,186
ISS A/S*(a)	183	2,730
Novo Nordisk A/S, Class B	1,655	105,536
Novozymes A/S, Class B(a)	203	9,943
Orsted A/S‡	188	19,002
Pandora A/S(a)	88	3,126
Rockwool International A/S, Class B	6	1,260
Tryg A/S	120	3,177
	Shares	Value
Common Stocks (continued)
Denmark (continued)
Vestas Wind Systems A/S	195	$16,784
Total Denmark		273,534
Finland — 2.0%
Elisa OYJ	143	8,683
Fortum OYJ	430	7,135
Huhtamaki OYJ*	93	3,476
Kesko OYJ, Class B	275	4,473
Kone OYJ, Class B	391	23,692
Metso OYJ	106	2,941
Neste OYJ	414	14,660
Nokia OYJ	5,579	20,312
Nokian Renkaat OYJ(a)	134	2,867
Nordea Bank Abp*	3,206	20,532
Orion OYJ, Class B*	101	5,131
Sampo OYJ, Class A*	488	16,164
Stora Enso OYJ, Class R*	572	6,766
UPM-Kymmene OYJ	531	14,691
Wartsila OYJ Abp	482	3,539
Total Finland		155,062
France — 16.0%
Accor SA(a)	188	5,214
Adevinta ASA*	219	1,816
Aeroports de Paris	28	2,742
Air France-KLM*(a)	187	952
Air Liquide SA(a)	464	59,004
Airbus SE*	551	34,931
ALD SA‡	78	760
Alstom SA	183	7,488
Amundi SA‡	57	3,783
Arkema SA	71	5,887
Atos SE	95	6,770
AXA SA	1,922	34,095
BioMerieux	41	5,088
BNP Paribas SA	1,083	34,015
Bollore SA	973	2,581
Bouygues SA*	210	6,466
Bureau Veritas SA	274	5,684
Capgemini SE	156	14,650
Carrefour SA	566	8,366
Casino Guichard Perrachon SA(a)	55	2,062
Cie de Saint-Gobain	485	12,861
Cie Generale des Etablissements Michelin	176	17,176
Cie Plastic Omnium SA	54	1,027
CNP Assurances*	157	1,621
Covivio(a)	46	2,879
Credit Agricole SA	1,148	9,156
Danone SA	599	41,504
Dassault Aviation SA	2	1,632
Dassault Systemes SE	132	19,309
Edenred	242	9,746
Eiffage SA	74	6,055
Electricite de France SA	506	4,031
Elis SA	216	2,673
Engie SA	1,648	17,877
EssilorLuxottica SA	294	36,275

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
France (continued)
Eurazeo SE	41	$1,961
Eutelsat Communications SA	183	2,053
Faurecia SE	73	2,643
Gecina SA	52	6,783
Getlink SE	451	5,745
Hermes International	31	22,675
ICADE	32	2,459
Iliad SA	15	2,234
Imerys SA	35	1,097
Ingenico Group SA	62	7,789
Ipsen SA	34	2,523
JCDecaux SA	70	1,451
Kering SA	74	37,300
Klepierre SA	191	3,861
Legrand SA	266	17,924
L’Oreal SA*	241	70,031
LVMH Moet Hennessy Louis Vuitton SE	249	96,124
Natixis SA	831	1,967
Orange SA	1,915	23,356
Orpea	49	5,448
Pernod Ricard SA	212	32,300
Peugeot SA	541	7,748
Publicis Groupe SA	214	6,359
Remy Cointreau SA(a)	24	2,676
Renault SA	178	3,530
Rexel SA	299	2,800
Rubis SCA	90	4,038
Safran SA	325	29,980
Sanofi	1,085	105,993
Sartorius Stedim Biotech*	24	5,757
Schneider Electric SE*(a)	525	47,992
SCOR SE*	155	4,363
SEB SA	27	3,247
Societe Generale SA	765	11,949
Sodexo SA	86	6,829
Suez	364	4,113
Teleperformance	58	12,991
Thales SA	99	7,497
TOTAL SA	2,388	85,922
Ubisoft Entertainment SA*	90	6,695
Unibail-Rodamco-Westfield	135	7,943
Valeo SA	237	5,495
Veolia Environnement SA	502	10,714
Vinci SA	465	38,046
Vivendi SA	804	17,353
Wendel SA	28	2,392
Worldline SA‡*	130	8,825
Total France		1,225,147
Germany — 13.1%
1&1 Drillisch AG(a)	45	1,047
adidas AG	193	44,223
Allianz SE	416	76,949
Aroundtown SA	1,189	6,394
BASF SE	916	46,839
Bayer AG	984	64,817
Bayerische Motoren Werke AG	320	18,944
Bechtle AG	27	3,909
	Shares	Value
Common Stocks (continued)
Germany (continued)
Beiersdorf AG	99	$10,364
Brenntag AG	154	6,948
Carl Zeiss Meditec AG*	37	3,645
Commerzbank AG(a)	1,032	3,814
Continental AG*	107	9,048
Covestro AG‡*	170	5,713
CTS Eventim AG & Co. KGaA	58	2,410
Daimler AG	807	27,874
Delivery Hero SE‡*	141	11,892
Deutsche Bank AG	2,035	15,108
Deutsche Boerse AG	184	28,568
Deutsche Lufthansa AG(a)	236	2,109
Deutsche Post AG	976	29,024
Deutsche Telekom AG*	3,232	47,171
Deutsche Wohnen SE	356	14,427
DWS Group GmbH & Co. KGaA‡	32	1,013
E.ON SE	2,160	21,638
Evonik Industries AG	187	4,600
Fielmann AG	24	1,571
Fraport AG Frankfurt Airport Services Worldwide(a)	34	1,491
Fresenius Medical Care AG & Co. KGaA	208	16,326
Fresenius SE & Co. KGaA	405	17,580
FUCHS PETROLUB SE	32	1,069
GEA Group AG*	164	3,769
GRENKE AG(a)	26	1,823
Hannover Rueck SE	60	9,562
Hapag-Lloyd AG‡	27	3,880
HeidelbergCement AG	147	6,984
Hella GmbH & Co. KGaA	43	1,592
Henkel AG & Co. KGaA*	100	7,788
HOCHTIEF AG	20	1,572
HUGO BOSS AG	60	1,668
Infineon Technologies AG	1,247	23,151
KION Group AG	70	3,474
Knorr-Bremse AG	48	4,461
LANXESS AG	83	4,087
LEG Immobilien AG	69	7,923
Merck KGaA*	129	14,991
METRO AG	164	1,424
MTU Aero Engines AG*	53	7,216
Muenchener Rueckversicherungs-Gesellschaft AG	144	31,671
Nemetschek SE	54	3,401
OSRAM Licht AG*	72	2,989
ProSiebenSat.1 Media SE(a)	186	1,863
Puma SE*	82	5,153
Rational AG	3	1,448
Rheinmetall AG	43	2,912
Rocket Internet SE‡*	64	1,348
RWE AG	570	16,382
SAP SE	970	115,742
Scout24 AG‡	108	7,062
Siemens AG	758	70,304
Siemens Healthineers AG‡	130	5,724
Suedzucker AG	76	1,005
Symrise AG	125	12,640
Talanx AG	37	1,320

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Germany (continued)
TeamViewer AG*	96	$4,164
Telefonica Deutschland Holding AG	647	1,839
thyssenkrupp AG*(a)	462	3,077
Traton SE*	49	739
TUI AG(a)	431	1,721
Uniper SE(a)	193	5,179
United Internet AG	115	3,961
Varta AG*	14	1,161
Volkswagen AG(a)	32	4,777
Vonovia SE	541	26,695
Wacker Chemie AG	15	875
Wirecard AG(a)	114	11,288
Zalando SE‡*	148	7,212
Total Germany		1,005,542
Ireland — 0.9%
AIB Group PLC*(a)	756	1,035
Bank of Ireland Group PLC	909	1,835
CRH PLC	794	24,036
Flutter Entertainment PLC	78	9,593
Glanbia PLC	190	2,029
Glanbia PLC	7	74
Kerry Group PLC, Class A	146	16,743
Kingspan Group PLC	148	7,538
Smurfit Kappa Group PLC	237	7,497
Total Ireland		70,380
Italy — 3.4%
A2A SpA	1,541	2,097
Amplifon SpA	118	2,703
Assicurazioni Generali SpA	1,279	18,233
Atlantia SpA	493	8,021
Banca Mediolanum SpA	287	1,751
Banco BPM SpA*(a)	1,514	1,847
Buzzi Unicem SpA	69	1,352
Buzzi Unicem SpA-RSP	40	418
Davide Campari-Milano SpA	548	4,244
DiaSorin SpA	23	3,912
Enel SpA	7,784	53,167
Eni SpA	2,505	23,909
Ferrari NV	123	19,319
FinecoBank Banca Fineco SpA*	606	6,730
Hera SpA	807	2,986
Infrastrutture Wireless Italiane SpA‡	282	2,982
Intesa Sanpaolo SpA	14,975	23,340
Italgas SpA	484	2,706
Leonardo SpA	384	2,647
Mediaset SpA*(a)	291	591
Mediobanca Banca di Credito Finanziario SpA	803	4,651
Moncler SpA	194	7,288
Nexi SpA‡*	293	4,437
Pirelli & C SpA‡	431	1,678
Poste Italiane SpA‡	452	3,838
Prysmian SpA	245	4,608
Recordati SpA	96	4,171
Saipem SpA*	557	1,428
Salvatore Ferragamo SpA	65	804
	Shares	Value
Common Stocks (continued)
Italy (continued)
Snam SpA	2,283	$10,222
Telecom Italia SpA*(a)	10,600	4,198
Telecom Italia SpA-RSP	6,022	2,397
Terna Rete Elettrica Nazionale SpA	1,413	8,853
UniCredit SpA*	2,226	17,138
Unione di Banche Italiane SpA	927	2,649
UnipolSai Assicurazioni SpA(a)	553	1,359
Total Italy		262,674
Jordan — 0.1%
Hikma Pharmaceuticals PLC	140	4,185
Kazakhstan — 0.0%(b)
KAZ Minerals PLC	227	1,187
Luxembourg — 0.3%
ArcelorMittal SA	598	6,551
Eurofins Scientific SE(a)	11	6,084
RTL Group SA	38	1,267
SES SA	348	2,324
Tenaris SA	464	3,250
Total Luxembourg		19,476
Mexico — 0.0%(b)
Fresnillo PLC(a)	179	1,607
Netherlands — 6.9%
Aalberts NV*	96	2,702
ABN AMRO Bank NV‡	401	3,075
Adyen NV‡*	27	26,651
Aegon NV	1,748	4,499
Akzo Nobel NV	196	14,856
Altice Europe NV*	541	2,154
Altice Europe NV, Class B*	28	112
Argenx SE*	43	6,476
ASM International NV	48	5,281
ASML Holding NV	401	118,874
ASR Nederland NV	138	3,711
Boskalis Westminster NV	81	1,406
Euronext NV‡	61	5,118
EXOR NV	104	5,683
GrandVision NV‡*	48	1,272
Heineken Holding NV(a)	105	8,177
Heineken NV	235	19,979
ING Groep NV	3,903	21,409
Just Eat Takeaway.com NV‡*	108	11,018
Koninklijke Ahold Delhaize NV	1,090	26,456
Koninklijke DSM NV	176	21,542
Koninklijke KPN NV	3,295	7,622
Koninklijke Philips NV	891	38,758
Koninklijke Vopak NV	66	3,804
NN Group NV	333	9,633
OCI NV*	94	1,138
Randstad NV	109	4,373
Royal Dutch Shell PLC, Class A	4,119	68,840
Royal Dutch Shell PLC, Class B	3,742	60,718
Signify NV‡	125	2,549
Wolters Kluwer NV	265	19,482
Total Netherlands		527,368

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Norway — 0.9%
Aker ASA, Class A*	24	$637
Aker BP ASA	107	1,781
DNB ASA	1,040	12,639
Equinor ASA	972	13,644
Gjensidige Forsikring ASA*	166	2,940
Leroy Seafood Group ASA	246	1,310
Mowi ASA	420	7,213
Norsk Hydro ASA	1,323	3,388
Orkla ASA	754	6,842
Salmar ASA	52	2,035
Schibsted ASA, Class A	79	1,681
Schibsted ASA, Class B	97	1,890
Telenor ASA	639	9,833
Yara International ASA	173	5,913
Total Norway		71,746
Poland — 0.4%
Bank Polska Kasa Opieki SA	155	1,946
CD Projekt SA	62	5,354
Cyfrowy Polsat SA	267	1,648
Dino Polska SA‡*	48	2,024
Grupa Lotos SA	98	1,476
KGHM Polska Miedz SA*	135	2,509
LPP SA	1	1,570
mBank SA*	13	687
PGE Polska Grupa Energetyczna SA*	698	695
Polski Koncern Naftowy ORLEN SA	312	4,698
Polskie Gornictwo Naftowe I Gazownictwo SA	1,719	1,541
Powszechna Kasa Oszczednosci Bank Polski SA	848	4,507
Powszechny Zaklad Ubezpieczen SA	556	4,065
Santander Bank Polska SA	30	1,181
Total Poland		33,901
Portugal — 0.3%
EDP — Energias de Portugal SA	2,529	10,664
Galp Energia SGPS SA	512	5,897
Jeronimo Martins SGPS SA	241	4,069
Total Portugal		20,630
Russia — 0.1%
Evraz PLC	542	1,813
Polymetal International PLC	334	6,878
Total Russia		8,691
South Africa — 0.3%
Anglo American PLC	1,235	22,045
Investec PLC	644	1,332
Total South Africa		23,377
Spain — 4.0%
Acciona SA	21	2,079
ACS Actividades de Construccion y Servicios SA	242	6,035
Aena SME SA‡*	70	8,856
Amadeus IT Group SA	406	19,531
Banco Bilbao Vizcaya Argentaria SA	6,595	21,577
	Shares	Value
Common Stocks (continued)
Spain (continued)
Banco de Sabadell SA	5,438	$2,252
Banco Santander SA	16,448	36,707
Bankia SA	1,169	1,189
Bankinter SA	680	2,803
CaixaBank SA	3,575	6,426
Cellnex Telecom SA‡*	269	14,084
EDP Renovaveis SA	147	1,803
Enagas SA	249	5,806
Endesa SA	316	7,009
Ferrovial SA	476	11,887
Grifols SA	331	11,261
Iberdrola SA	5,932	59,385
Industria de Diseno Textil SA	1,052	26,790
Inmobiliaria Colonial Socimi SA	322	3,104
Mapfre SA	987	1,806
Merlin Properties Socimi SA	330	3,058
Naturgy Energy Group SA	297	5,241
Red Electrica Corp. SA	427	7,509
Repsol SA	1,359	12,375
Siemens Gamesa Renewable Energy SA*	222	3,300
Telefonica SA	4,520	20,694
Zardoya Otis SA	173	1,203
Total Spain		303,770
Sweden — 4.6%
Alfa Laval AB*	312	5,862
Assa Abloy AB, B Shares(a)	913	16,456
Atlas Copco AB, A Shares(a)	626	21,746
Atlas Copco AB, B Shares	373	11,659
Boliden AB(a)	273	5,599
Castellum AB	267	4,687
Electrolux AB, Series B	237	3,272
Electrolux Professional AB, B Shares*	237	545
Elekta AB, B Shares(a)	355	3,285
Epiroc AB, A Shares	622	6,249
Epiroc AB, B Shares	374	3,707
EQT AB*	199	2,779
Essity AB, B Shares*	605	19,667
Fastighets AB Balder, B Shares*	96	3,794
Hennes & Mauritz AB, B Shares(a)	865	12,062
Hexagon AB, B Shares*(a)	251	12,518
Hufvudstaden AB, A Shares	108	1,387
Husqvarna AB, B Shares	402	2,435
ICA Gruppen AB(a)	76	3,316
Industrivarden AB, A Shares*	206	4,277
Industrivarden AB, C Shares*	166	3,436
Investment AB Latour, B Shares	117	1,756
Investor AB, A Shares	132	6,568
Investor AB, B Shares	452	22,731
Kinnevik AB, B Shares	237	4,901
L E Lundbergforetagen AB, B Shares*	74	3,123
Lundin Energy AB	172	4,468
Nibe Industrier AB, B Shares	297	5,560
Saab AB, B Shares*	93	2,157
Sandvik AB*	1,072	16,606
Securitas AB, B Shares(a)	307	3,629
Skandinaviska Enskilda Banken AB, A Shares*	1,415	11,639

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Skandinaviska Enskilda Banken AB, C Shares*	20	$179
Skanska AB, B Shares*	355	6,802
SKF AB, B Shares	381	6,068
Svenska Cellulosa AB SCA, A Shares*	21	228
Svenska Cellulosa AB SCA, B Shares*	588	6,336
Svenska Handelsbanken AB, A Shares*	1,463	13,526
Svenska Handelsbanken AB, B Shares*	34	339
Swedbank AB, A Shares*	988	11,669
Swedish Match AB	164	10,169
Swedish Orphan Biovitrum AB*	174	3,385
Tele2 AB, B Shares	527	6,831
Telefonaktiebolaget LM Ericsson, A Shares	35	331
Telefonaktiebolaget LM Ericsson, B Shares	2,970	25,877
Telia Co. AB	2,573	8,891
Trelleborg AB, B Shares*	241	3,104
Volvo AB, B Shares*	1,491	19,257
Total Sweden		354,868
Switzerland — 17.0%
ABB Ltd.	1,785	33,891
Adecco Group AG	151	6,619
Alcon, Inc.*	457	24,120
Baloise Holding AG	46	6,887
Banque Cantonale Vaudoise	3	2,651
Barry Callebaut AG	3	5,881
Chocoladefabriken Lindt & Spruengli AG	1	7,797
Cie Financiere Richemont SA	510	28,968
Clariant AG*	199	3,683
Coca-Cola HBC AG*	194	4,931
Credit Suisse Group AG*	2,441	22,069
DKSH Holding AG*	35	1,976
Dufry AG*	27	879
EMS-Chemie Holding AG	7	4,537
Flughafen Zurich AG*	19	2,345
Geberit AG	36	16,155
Georg Fischer AG	4	2,982
Givaudan SA	9	30,148
Glencore PLC*	10,788	20,016
Helvetia Holding AG	33	3,021
Julius Baer Group Ltd.*	214	8,390
Kuehne + Nagel International AG	50	7,152
LafargeHolcim Ltd.*	502	20,826
Logitech International SA	145	6,987
Lonza Group AG	74	32,310
Nestle SA	2,889	305,019
Novartis AG	2,127	181,285
OC Oerlikon Corp. AG	191	1,431
Pargesa Holding SA	38	2,703
Partners Group Holding AG	16	12,596
PSP Swiss Property AG	39	4,534
Roche Holding AG	695	241,556
Roche Holding AG	27	9,394
Schindler Holding AG — Participating Certificate	41	9,112
Schindler Holding AG — Registered	19	4,075
SGS SA	6	13,583
Sika AG(a)	139	23,000
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Sonova Holding AG	54	$9,752
STMicroelectronics NV	629	16,335
Straumann Holding AG	10	7,588
Sulzer AG	17	1,203
Swatch Group AG (The) — Bearer	27	5,403
Swatch Group AG (The) — Registered	40	1,557
Swiss Life Holding AG	33	11,690
Swiss Prime Site AG	74	7,031
Swiss Re AG(a)	276	19,920
Swisscom AG	25	12,998
Temenos AG*	59	7,678
UBS Group AG*	3,378	36,190
Vifor Pharma AG	44	6,613
Zurich Insurance Group AG	148	47,123
Total Switzerland		1,304,590
United Arab Emirates — 0.0%(b)
NMC Health PLC(c) (d)	115	—
United Kingdom — 21.7%
3i Group PLC	940	9,296
Admiral Group PLC	203	5,966
Ashmore Group PLC	450	2,153
Ashtead Group PLC	448	12,291
Associated British Foods PLC	344	8,212
AstraZeneca PLC	1,310	137,510
Auto Trader Group PLC‡	897	5,190
Avast PLC‡	535	3,092
AVEVA Group PLC	63	2,837
Aviva PLC	3,889	11,861
B&M European Value Retail SA	844	3,543
Babcock International Group PLC	247	1,313
BAE Systems PLC	3,188	20,444
Barclays PLC	17,117	22,864
Barratt Developments PLC	1,004	6,573
Bellway PLC	123	4,132
Berkeley Group Holdings PLC	116	6,120
BP PLC	19,886	78,536
British American Tobacco PLC	2,279	88,553
British Land Co. PLC (The)	914	4,665
BT Group PLC	8,698	12,732
Bunzl PLC	335	7,300
Burberry Group PLC	396	6,943
Centrica PLC	5,652	2,845
Cineworld Group PLC	999	825
CNH Industrial NV*	983	6,150
Compass Group PLC	1,578	26,592
ConvaTec Group PLC‡	1,454	3,895
Croda International PLC	124	7,636
DCC PLC	98	6,994
Derwent London PLC	99	3,879
Diageo PLC	2,302	79,850
Direct Line Insurance Group PLC	1,366	4,695
DS Smith PLC	1,261	4,961
easyJet PLC(a)	191	1,453
Experian PLC	904	27,093
Fiat Chrysler Automobiles NV	1,102	9,675
G4S PLC	1,534	2,113
GlaxoSmithKline PLC	4,893	102,513

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
GVC Holdings PLC	578	$5,497
Halma PLC	374	9,859
Hargreaves Lansdown PLC(a)	300	5,451
Hiscox Ltd.	276	2,446
HomeServe PLC	270	3,797
Howden Joinery Group PLC	567	3,756
HSBC Holdings PLC	20,214	104,537
IMI PLC	266	2,776
Imperial Brands PLC	949	20,098
Inchcape PLC	387	2,448
Informa PLC	1,369	7,584
InterContinental Hotels Group PLC	181	8,237
Intermediate Capital Group PLC	275	3,913
International Consolidated Airlines Group SA	642	1,797
Intertek Group PLC	161	9,646
ITV PLC	3,611	3,484
J Sainsbury PLC	1,609	4,020
JD Sports Fashion PLC	425	2,838
John Wood Group PLC	657	1,679
Johnson Matthey PLC	189	4,750
Kingfisher PLC	2,107	4,181
Land Securities Group PLC	710	5,929
Legal & General Group PLC	5,896	15,216
Lloyds Banking Group PLC	69,633	28,317
London Stock Exchange Group PLC	312	29,342
M&G PLC	2,595	4,329
Marks & Spencer Group PLC	1,935	2,248
Meggitt PLC	751	2,646
Melrose Industries PLC	4,747	5,974
Micro Focus International PLC	318	1,932
Mondi PLC	483	8,590
National Grid PLC	3,464	40,801
Next PLC	127	7,571
Ninety One PLC*	322	689
Ocado Group PLC*	447	9,047
Pearson PLC(a)	773	4,483
Pennon Group PLC	416	5,751
Persimmon PLC	313	8,705
Phoenix Group Holdings PLC	522	3,957
Prudential PLC	2,589	36,853
Quilter PLC‡	1,847	2,871
Reckitt Benckiser Group PLC	628	52,518
RELX PLC	1,872	42,420
Renishaw PLC	34	1,511
Rentokil Initial PLC	1,847	11,050
Rightmove PLC	870	5,461
Rolls-Royce Holdings PLC*	1,700	7,076
Royal Bank of Scotland Group PLC	4,523	6,307
RSA Insurance Group PLC	1,025	4,670
Sage Group PLC (The)	1,074	8,670
Schroders PLC	111	3,716
Segro PLC	1,088	11,385
Severn Trent PLC	235	7,084
Smith & Nephew PLC	872	17,136
Smiths Group PLC	394	6,165
Spirax-Sarco Engineering PLC	73	8,037
SSE PLC	1,031	16,256
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
St James’s Place PLC	521	$5,595
Standard Chartered PLC	2,622	13,477
Standard Life Aberdeen PLC(a)	2,308	6,437
Subsea 7 SA*	227	1,262
Tate & Lyle PLC	463	4,159
Taylor Wimpey PLC	3,242	6,013
TechnipFMC PLC	459	4,014
Tesco PLC	9,634	28,569
Travis Perkins PLC	245	3,212
Unilever NV	1,369	68,346
Unilever PLC	1,085	56,139
United Utilities Group PLC	674	7,670
Virgin Money UK PLC*	1,224	1,175
Vodafone Group PLC	26,734	37,815
Weir Group PLC (The)	257	3,094
Whitbread PLC(a)	133	4,999
Wm Morrison Supermarkets PLC(a)	2,197	5,071
WPP PLC	1,206	9,450
Total United Kingdom		1,667,299
United States — 0.4%
Carnival PLC	152	2,100
Ferguson PLC	226	16,351
QIAGEN NV*	220	9,157
Total United States		27,608
Total Common Stocks
(Cost $9,971,821)		7,624,808
Preferred Stocks — 0.8%
Germany — 0.8%
Bayerische Motoren Werke AG, 8.45%	55	2,604
FUCHS PETROLUB SE, 2.79%	69	2,680
Henkel AG & Co. KGaA, 2.32%	174	15,445
Porsche Automobil Holding SE, 5.02%	153	7,714
Sartorius AG	34	9,563
Volkswagen AG, 3.94%	183	25,700
Total Germany		63,706
Total Preferred Stocks
(Cost $84,648)		63,706
Short-Term Investment — 4.8%
Money Market Fund — 4.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(e)(f)
(Cost $371,799)	371,799	371,799
Total Investments — 105.0%
(Cost $10,428,268)		8,060,313
Other Assets and Liabilities, Net — (5.0)%		(385,735)
Net Assets — 100.0%		$7,674,578

‡ May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.
*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are

See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
also on loan. The aggregate market value of securities on loan was $344,343; total market value of collateral held by the Fund was $371,799.
(b)
Less than 0.05%.

(c)
Security has been deemed illiquid because it may not be able to be resold within seven days at approximately the price shown. At April 30, 2020, the value of this security was $ — .

(d)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(e)
Reflects the 1-day yield at April 30, 2020.

(f)
Represents security purchased with cash collateral received for securities on loan.

Forward Foreign Currency Contracts Outstanding as of April 30, 2020:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2020	Unrealized Appreciation
Swiss Franc	05/04/20	Morgan Stanley	586,271	$607,397	$607,508	$111
Danish Krone	05/04/20	Morgan Stanley	851,556	125,021	125,043	22
Euro	05/04/20	Morgan Stanely	1,606,215	1,759,172	1,759,428	256
British Pound	05/04/20	Morgan Stanley	734,587	926,525	926,586	61
Norwegian Krone	05/04/20	Morgan Stanley	356,026	34,835	34,839	4
Polish Zloty	05/04/20	Morgan Stanley	64,684	15,618	15,619	1
Swedish Krona	05/04/20	Morgan Stanley	1,629,892	166,858	166,880	22
Unrealized Appreciation				$3,635,426	$3,635,903	$477

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized Appreciation
Swiss Franc	05/04/20	Morgan Stanley	(638)	$(662)	$(661)	$1
Danish Krone	05/04/20	Morgan Stanley	(851,049)	(125,248)	(124,968)	280
Euro	05/04/20	Morgan Stanely	(1,606,215)	(1,764,429)	(1,759,428)	5,001
Unrealized Appreciation				$(1,890,339)	$(1,885,057)	$5,282
Total Unrealized Appreciation						$5,759

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized (Depreciation)
Swiss Franc	05/04/20	Morgan Stanley	(585,633)	$(606,149)	$(606,846)	$(697)
Swiss Franc	06/04/20	Morgan Stanley	(614,723)	(637,326)	(637,546)	(220)
Danish Krone	06/04/20	Morgan Stanley	(934,911)	(137,330)	(137,367)	(37)
Euro	06/04/20	Morgan Stanely	(1,717,560)	(1,882,032)	(1,882,592)	(560)
British Pound	05/04/20	Morgan Stanley	(734,587)	(911,404)	(926,587)	(15,183)
British Pound	06/04/20	Morgan Stanley	(770,662)	(972,105)	(972,215)	(110)
Norwegian Krone	05/04/20	Morgan Stanley	(356,026)	(33,912)	(34,839)	(927)
Norwegian Krone	06/04/20	Morgan Stanley	(382,332)	(37,412)	(37,419)	(7)
Polish Zloty	05/04/20	Morgan Stanley	(64,684)	(15,568)	(15,619)	(51)
Polish Zloty	06/04/20	Morgan Stanley	(70,039)	(16,905)	(16,908)	(3)
Swedish Krona	05/04/20	Morgan Stanley	(1,629,892)	(164,611)	(166,880)	(2,269)
Swedish Krona	06/04/20	Morgan Stanley	(1,733,032)	(177,458)	(177,493)	(35)
Unrealized Depreciation				$(5,592,212)	$(5,612,311)	$(20,099)
Total Unrealized Depreciation						$(20,099)
Net Unrealized Appreciation (Depreciation)						$(14,340)
As of April 30, 2020, there was no collateral segregated by the counterparty for forward foreign currency contracts.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(g)
Common Stocks
Australia	$85,934	$—	$—	$85,934
Austria	22,427	—	—	22,427
Belgium	117,478	—	—	117,478
Chile	3,517	—	—	3,517
China	32,810	—	—	32,810
Denmark	273,534	—	—	273,534
Finland	155,062	—	—	155,062
France	1,225,147	—	—	1,225,147
Germany	1,005,542	—	—	1,005,542
Ireland	70,380	—	—	70,380
Italy	262,674	—	—	262,674
Jordan	4,185	—	—	4,185
Kazakhstan	1,187	—	—	1,187
Luxembourg	19,476	—	—	19,476
Mexico	1,607	—	—	1,607
Netherlands	527,368	—	—	527,368
Norway	71,746	—	—	71,746
Poland	33,901	—	—	33,901
Portugal	20,630	—	—	20,630
Russia	8,691	—	—	8,691
South Africa	23,377	—	—	23,377
Spain	303,770	—	—	303,770
Sweden	354,868	—	—	354,868
Switzerland	1,304,590	—	—	1,304,590
United Arab Emirates	—	—	–(h)	—
United Kingdom	1,667,299	—	—	1,667,299
United States	27,608	—	—	27,608
Total Common Stocks	7,624,808	—	—	7,624,808
Preferred Stocks
Germany	63,706	—	—	63,706
Short-Term Investment:
Money Market Fund	371,799	—	—	371,799
Total Investments in Securities	8,060,313	—	—	8,060,313
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	—	5,759	—	5,759
Total Investments in Securities and Other Financial Instruments	$8,060,313	$5,759	$—	$8,066,072
Liability Valuation Inputs
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	$—	$20,099	$—	$20,099

(g)
For a complete listing of investments and their countries, see the Schedules of Investments.

(h)
The Level 3 security, valued at $ — , has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund transferred common stock valued at $3,053 from Level 1 to Level 3 as a result of being deemed illiquid security.
See notes to financial statements.

Schedules of Investments —  IQ 50 Percent Hedged FTSE Europe ETF (continued)

April 30, 2020
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of April 30, 2019	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2020	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at April 30, 2020(j)
Common Stocks
Rolls-Royce Holdings PLC — Entitlement Shares (k)	$150	$—	$(3)	$(1)	$100	$(246)	$—	$—	$—	$—
NMC Health PLC (k)	—	—	—	(3,642)	589	—	3,053	—	—(l)	(3,642)
Total	$150	$—	$(3)	$(3,643)	$689	$(246)	$3,053	$—	$—	$(3,642)

(j)
Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statements of Operations.

(k)
Security has been deemed illiquid and has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(l)
Includes a Level 3 security valued at $ — .

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.7%
Communication Services — 8.8%
Capcom Co., Ltd.	202	$6,224
CyberAgent, Inc.	217	9,213
Daiichikosho Co., Ltd.	90	2,744
DeNA Co., Ltd.	226	2,800
Dentsu Group, Inc.	483	10,289
Fuji Media Holdings, Inc.	97	978
GungHo Online Entertainment, Inc.	81	1,269
Hakuhodo DY Holdings, Inc.	533	5,991
Kakaku.com, Inc.	291	5,987
KDDI Corp.	3,813	110,858
Koei Tecmo Holdings Co., Ltd.	129	3,439
Konami Holdings Corp.	210	6,687
LINE Corp.*	116	5,717
Nexon Co., Ltd.	905	14,760
Nintendo Co., Ltd.	238	99,375
Nippon Telegraph & Telephone Corp.	2,705	61,798
Nippon Television Holdings, Inc.	56	632
NTT DOCOMO, Inc.	2,562	75,421
Shochiku Co., Ltd.	22	2,421
SKY Perfect JSAT Holdings, Inc.	265	1,009
Softbank Corp.	3,580	49,012
SoftBank Group Corp.	3,612	156,491
Square Enix Holdings Co., Ltd.(a)	176	7,250
Toho Co., Ltd.	257	8,508
Tokyo Broadcasting System Holdings, Inc.	74	1,165
TV Asahi Holdings Corp.	48	722
Z Holdings Corp.	5,781	22,652
Total Communication Services		673,412
Consumer Discretionary — 17.8%
ABC-Mart, Inc.	57	2,937
Aisin Seiki Co., Ltd.	388	11,302
Asics Corp.	380	3,671
ASKUL Corp.	41	1,173
Autobacs Seven Co., Ltd.	130	1,540
Bandai Namco Holdings, Inc.	433	21,991
Benesse Holdings, Inc.	160	4,593
Bic Camera, Inc.	323	3,033
Bridgestone Corp.	1,286	40,624
Casio Computer Co., Ltd.	477	7,628
Denso Corp.	1,014	36,147
Fast Retailing Co., Ltd.(a)	114	54,903
Fujitsu General Ltd.	121	2,031
Goldwin, Inc.	80	4,362
H2O Retailing Corp.	185	1,469
Haseko Corp.	622	6,875
Heiwa Corp.	120	2,043
Hikari Tsushin, Inc.	49	9,618
HIS Co., Ltd.	66	889
Honda Motor Co., Ltd.	3,843	93,815
Iida Group Holdings Co., Ltd.(a)	316	4,252
Isetan Mitsukoshi Holdings Ltd.	784	4,824
Isuzu Motors Ltd.	1,146	8,840
Izumi Co., Ltd.	88	2,617
J Front Retailing Co., Ltd.	556	4,622
JTEKT Corp.	500	3,722
Koito Manufacturing Co., Ltd.	258	9,868
K’s Holdings Corp.	404	4,466
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Kyoritsu Maintenance Co., Ltd.	55	$1,357
Marui Group Co., Ltd.	461	7,639
Mazda Motor Corp.	1,283	7,343
Mitsubishi Motors Corp.	1,380	3,936
NGK Spark Plug Co., Ltd.	436	6,613
NHK Spring Co., Ltd.	355	2,367
Nifco, Inc.	187	3,664
Nikon Corp.	757	7,129
Nissan Motor Co., Ltd.	4,341	15,012
Nissan Shatai Co., Ltd.	144	1,174
Nitori Holdings Co., Ltd.	165	25,490
NOK Corp.	249	2,927
Oriental Land Co., Ltd.	420	53,730
PALTAC Corp.	72	3,797
Pan Pacific International Holdings Corp.	1,131	22,020
Panasonic Corp.	4,752	36,742
Rakuten, Inc.	1,776	15,213
Resorttrust, Inc.	145	1,513
Rinnai Corp.	81	6,189
Ryohin Keikaku Co., Ltd.	531	6,416
Sankyo Co., Ltd.	98	2,722
Sanrio Co., Ltd.	130	1,957
Sega Sammy Holdings, Inc.	444	5,443
Sekisui Chemical Co., Ltd.	782	10,019
Sekisui House Ltd.	1,286	22,350
Sharp Corp.*(a)	339	3,801
Shimamura Co., Ltd.	49	3,116
Shimano, Inc.	174	25,774
Skylark Holdings Co., Ltd.	428	6,412
Sony Corp.	2,739	177,554
Stanley Electric Co., Ltd.	330	7,638
Subaru Corp.	1,363	27,723
Sumitomo Electric Industries Ltd.	1,673	17,421
Sumitomo Forestry Co., Ltd.	300	3,782
Sumitomo Rubber Industries Ltd.	404	3,978
Sushiro Global Holdings Ltd.	228	3,576
Suzuki Motor Corp.	1,005	32,602
Takashimaya Co., Ltd.(a)	315	2,878
Tokai Rika Co., Ltd.	106	1,373
Toyo Tire Corp.	219	2,636
Toyoda Gosei Co., Ltd.	162	3,051
Toyota Boshoku Corp.	137	1,724
Toyota Industries Corp.	356	18,077
Toyota Motor Corp.	5,485	341,918
TS Tech Co., Ltd.	114	3,107
USS Co., Ltd.	475	7,596
Wacoal Holdings Corp.	128	2,615
Yamada Denki Co., Ltd.	1,759	8,422
Yamaha Corp.	355	14,541
Yamaha Motor Co., Ltd.	629	8,253
Yokohama Rubber Co., Ltd. (The)	227	2,953
Zensho Holdings Co., Ltd.(a)	218	4,355
ZOZO, Inc.	218	3,547
Total Consumer Discretionary		1,367,040
Consumer Staples — 9.0%
Aeon Co., Ltd.	1,560	31,679
Ain Holdings, Inc.	64	3,609

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
Ajinomoto Co., Inc.	1,098	$19,673
Ariake Japan Co., Ltd.	40	2,334
Asahi Group Holdings Ltd.	847	29,623
Calbee, Inc.	169	5,160
Coca-Cola Bottlers Japan Holdings, Inc.(a)	314	5,711
Cosmos Pharmaceutical Corp.	19	5,108
Ezaki Glico Co., Ltd.	114	5,021
FamilyMart Co., Ltd.(a)	517	8,862
Fancl Corp.	153	3,714
Fuji Oil Holdings, Inc.	97	2,280
House Foods Group, Inc.	161	5,089
Ito En Ltd.	129	7,214
Itoham Yonekyu Holdings, Inc.	289	1,692
Japan Tobacco, Inc.	2,640	49,734
Kagome Co., Ltd.	177	4,540
Kao Corp.	1,048	81,500
Kewpie Corp.	242	4,836
Kikkoman Corp.	406	18,908
Kirin Holdings Co., Ltd.	1,763	34,268
Kobayashi Pharmaceutical Co., Ltd.	137	12,735
Kobe Bussan Co., Ltd.(a)	48	2,325
Kose Corp.	65	8,182
Kotobuki Spirits Co., Ltd.	41	1,635
Kusuri no Aoki Holdings Co., Ltd.	35	2,753
Lawson, Inc.	106	5,521
Lion Corp.	566	11,914
Maruha Nichiro Corp.	80	1,694
Matsumotokiyoshi Holdings Co., Ltd.	169	5,863
Megmilk Snow Brand Co., Ltd.	89	2,043
MEIJI Holdings Co., Ltd.	300	20,957
Mitsubishi Shokuhin Co., Ltd.	31	782
Morinaga & Co., Ltd.	89	3,691
Morinaga Milk Industry Co., Ltd.	89	3,479
NH Foods Ltd.	225	8,111
Nichirei Corp.	241	6,053
Nisshin Seifun Group, Inc.	572	8,997
Nissin Foods Holdings Co., Ltd.	154	12,731
Noevir Holdings Co., Ltd.	33	1,562
Pigeon Corp.	242	8,679
Pola Orbis Holdings, Inc.	169	3,031
Rohto Pharmaceutical Co., Ltd.	218	6,411
Sapporo Holdings Ltd.	138	2,665
Seven & i Holdings Co., Ltd.	1,719	57,115
Shiseido Co., Ltd.	865	51,592
Sugi Holdings Co., Ltd.	80	4,833
Sundrug Co., Ltd.	145	5,010
Suntory Beverage & Food Ltd.	282	10,694
Takara Holdings, Inc.	394	2,940
Toyo Suisan Kaisha Ltd.	202	9,747
Tsuruha Holdings, Inc.	81	10,892
Unicharm Corp.	866	31,989
Welcia Holdings Co., Ltd.	113	8,200
Yakult Honsha Co., Ltd.	275	16,124
Yamazaki Baking Co., Ltd.	283	5,026
Yaoko Co., Ltd.	48	2,990
Total Consumer Staples		689,521

	Shares	Value
Common Stocks (continued)
Energy — 0.7%
Cosmo Energy Holdings Co., Ltd.	145	$2,213
Idemitsu Kosan Co., Ltd.	524	12,103
Inpex Corp.	2,056	13,288
Japan Petroleum Exploration Co., Ltd.	65	1,137
JXTG Holdings, Inc.	6,669	23,867
Total Energy		52,608
Financials — 9.5%
77 Bank Ltd. (The)	154	2,081
Acom Co., Ltd.(a)	855	3,502
AEON Financial Service Co., Ltd.	257	2,716
Aozora Bank Ltd.	265	4,790
Bank of Kyoto Ltd. (The)(a)	162	5,620
Chiba Bank Ltd. (The)	1,372	6,441
Chugoku Bank Ltd. (The)	380	3,536
Concordia Financial Group Ltd.	2,502	7,768
Credit Saison Co., Ltd.	346	3,996
Dai-ichi Life Holdings, Inc.	2,410	30,673
Daishi Hokuetsu Financial Group, Inc.	96	2,106
Daiwa Securities Group, Inc.	3,389	14,211
Fukuoka Financial Group, Inc.	364	5,276
Fuyo General Lease Co., Ltd.	42	2,125
Gunma Bank Ltd. (The)	928	3,003
Hachijuni Bank Ltd. (The)	993	3,575
Hiroshima Bank Ltd. (The)	652	2,738
Hitachi Capital Corp.	90	1,770
Hokuhoku Financial Group, Inc.	281	2,307
Iyo Bank Ltd. (The)	598	3,232
Japan Exchange Group, Inc.	1,193	22,447
Japan Post Bank Co., Ltd.	919	8,585
Japan Post Holdings Co., Ltd.	2,949	23,849
Japan Post Insurance Co., Ltd.	412	5,325
Kansai Mirai Financial Group, Inc.	404	1,383
Kyushu Financial Group, Inc.	832	3,532
Matsui Securities Co., Ltd.	225	1,662
Mebuki Financial Group, Inc.	2,219	4,710
Mitsubishi UFJ Financial Group, Inc.	27,823	112,999
Mitsubishi UFJ Lease & Finance Co., Ltd.	984	4,776
Mizuho Financial Group, Inc.	56,613	66,600
MS&AD Insurance Group Holdings, Inc.	1,079	31,502
Nishi-Nippon Financial Holdings, Inc.	338	1,994
Nomura Holdings, Inc.	6,732	28,317
Orient Corp.	1,233	1,430
ORIX Corp.	2,862	34,499
Resona Holdings, Inc.	4,905	15,458
SBI Holdings, Inc.	508	9,648
Seven Bank Ltd.	1,428	3,899
Shiga Bank Ltd. (The)	106	2,514
Shinsei Bank Ltd.	427	5,211
Shizuoka Bank Ltd. (The)	1,128	6,899
Sompo Holdings, Inc.	758	24,809
Sony Financial Holdings, Inc.	338	6,530
Sumitomo Mitsui Financial Group, Inc.	2,894	76,968
Sumitomo Mitsui Trust Holdings, Inc.	813	24,032
T&D Holdings, Inc.	1,227	10,774
Tokio Marine Holdings, Inc.	1,468	69,820
Tokyo Century Corp.	104	3,584
Yamaguchi Financial Group, Inc.	515	2,803

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Financials (continued)
Zenkoku Hosho Co., Ltd.	112	$3,315
Total Financials		731,340
Health Care — 11.0%
Alfresa Holdings Corp.	394	7,951
Asahi Intecc Co., Ltd.	420	11,245
Astellas Pharma, Inc.	4,149	69,315
Chugai Pharmaceutical Co., Ltd.	483	57,860
Daiichi Sankyo Co., Ltd.	1,417	97,819
Eisai Co., Ltd.	589	41,475
Hisamitsu Pharmaceutical Co., Inc.	160	7,601
Hoya Corp.	820	75,655
JCR Pharmaceuticals Co., Ltd.	32	3,103
Kaken Pharmaceutical Co., Ltd.	74	4,090
Kissei Pharmaceutical Co., Ltd.	65	1,556
Kyowa Kirin Co., Ltd.	558	13,139
M3, Inc.	939	34,158
Mani, Inc.	136	3,054
Medipal Holdings Corp.	322	6,305
Miraca Holdings, Inc.	113	2,854
Mochida Pharmaceutical Co., Ltd.	57	2,239
Nihon Kohden Corp.	168	6,056
Nippon Shinyaku Co., Ltd.	114	8,070
Nipro Corp.	251	2,838
Olympus Corp.*	2,353	37,968
Ono Pharmaceutical Co., Ltd.	952	23,067
Otsuka Holdings Co., Ltd.	934	37,164
PeptiDream, Inc.*	193	7,310
Santen Pharmaceutical Co., Ltd.	799	14,226
Sawai Pharmaceutical Co., Ltd.	88	4,839
Shionogi & Co., Ltd.	613	33,988
Ship Healthcare Holdings, Inc.	89	4,061
Sumitomo Dainippon Pharma Co., Ltd.	372	5,211
Suzuken Co., Ltd.	169	6,574
Sysmex Corp.	422	29,361
Taisho Pharmaceutical Holdings Co., Ltd.	97	6,105
Takara Bio, Inc.	104	2,351
Takeda Pharmaceutical Co., Ltd.	3,394	123,242
Terumo Corp.	1,460	48,769
Tsumura & Co.	145	4,046
Total Health Care		844,665
Industrials — 20.9%
AGC, Inc.	412	10,399
Aica Kogyo Co., Ltd.	120	3,518
Amada Co., Ltd.	701	6,444
ANA Holdings, Inc.*	250	5,379
Benefit One, Inc.	130	2,317
Central Japan Railway Co.	403	64,086
COMSYS Holdings Corp.	250	7,009
Dai Nippon Printing Co., Ltd.	624	13,363
Daifuku Co., Ltd.	217	15,280
Daikin Industries Ltd.	591	77,402
DMG Mori Co., Ltd.	226	2,359
East Japan Railway Co.	805	59,267
Ebara Corp.	210	4,711
FANUC Corp.	428	71,363
Fuji Electric Co., Ltd.	281	6,816
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Fujikura Ltd.	606	$1,808
Fukuyama Transporting Co., Ltd.	73	2,557
Furukawa Electric Co., Ltd.	138	2,635
Glory Ltd.	114	2,600
GS Yuasa Corp.	169	2,442
Hankyu Hanshin Holdings, Inc.	486	16,816
Hino Motors Ltd.	588	3,552
Hitachi Construction Machinery Co., Ltd.	241	5,738
Hitachi Transport System Ltd.	96	2,371
Hoshizaki Corp.	116	8,939
IHI Corp.	282	3,563
ITOCHU Corp.	3,028	60,172
Japan Airlines Co., Ltd.	258	4,681
Japan Airport Terminal Co., Ltd.(a)	105	4,345
Japan Steel Works Ltd. (The)	137	1,708
JGC Holdings Corp.	475	4,682
Kajima Corp.	1,016	10,736
Kamigumi Co., Ltd.	226	4,022
Kandenko Co., Ltd.	225	1,904
Kawasaki Heavy Industries Ltd.	324	4,981
Kawasaki Kisen Kaisha Ltd.*	185	1,863
Keihan Holdings Co., Ltd.	219	9,922
Keikyu Corp.	557	9,230
Keio Corp.	258	14,717
Keisei Electric Railway Co., Ltd.	314	9,573
Kinden Corp.	289	4,721
Kintetsu Group Holdings Co., Ltd.	399	19,253
Kokuyo Co., Ltd.	185	2,280
Komatsu Ltd.	2,039	39,327
Kubota Corp.	2,467	31,075
Kurita Water Industries Ltd.	249	7,055
Kyowa Exeo Corp.	227	5,602
Kyudenko Corp.	88	2,485
Kyushu Railway Co.	355	9,637
LIXIL Group Corp.	589	7,204
Mabuchi Motor Co., Ltd.	113	3,540
Maeda Corp.(a)	297	2,419
Maeda Road Construction Co., Ltd.	74	1,387
Makita Corp.	542	17,841
Marubeni Corp.	3,479	17,048
MINEBEA MITSUMI, Inc.	936	15,528
MISUMI Group, Inc.	618	14,945
Mitsubishi Corp.	2,708	58,245
Mitsubishi Electric Corp.	4,403	55,194
Mitsubishi Heavy Industries Ltd.	636	16,436
Mitsubishi Logistics Corp.	146	3,266
Mitsui & Co., Ltd.	3,771	53,390
Mitsui OSK Lines Ltd.	243	4,302
Miura Co., Ltd.(a)	219	9,052
MonotaRO Co., Ltd.	265	8,599
Nabtesco Corp.	265	7,707
Nagase & Co., Ltd.	241	2,937
Nagoya Railroad Co., Ltd.(a)	436	12,619
Nankai Electric Railway Co., Ltd.	242	5,440
NGK Insulators Ltd.	588	7,830
Nidec Corp.	1,038	61,017
Nihon M&A Center, Inc.	289	9,608
Nippo Corp.	113	2,565

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Nippon Express Co., Ltd.	161	$7,965
Nippon Yusen K.K.	362	4,841
Nishi-Nippon Railroad Co., Ltd.	170	4,199
Nisshinbo Holdings, Inc.	306	2,172
NSK Ltd.	977	6,834
NTN Corp.	944	1,836
Obayashi Corp.	1,510	13,443
Odakyu Electric Railway Co., Ltd.	677	15,023
OKUMA Corp.	65	2,504
OSG Corp.	170	2,242
Park24 Co., Ltd.	242	3,911
Penta-Ocean Construction Co., Ltd.	628	3,230
Persol Holdings Co., Ltd.	370	4,363
Pilot Corp.	80	2,712
Recruit Holdings Co., Ltd.	2,816	83,794
Sankyu, Inc.	112	4,367
Sanwa Holdings Corp.	436	3,449
Secom Co., Ltd.	432	36,379
Seibu Holdings, Inc.	476	5,764
Seino Holdings Co., Ltd.	332	3,999
SG Holdings Co., Ltd.	476	13,318
Shimizu Corp.	1,242	9,710
SHO-BOND Holdings Co., Ltd.	104	4,255
SMC Corp.	128	58,652
SMS Co., Ltd.	112	2,477
Sohgo Security Services Co., Ltd.	152	7,349
Sojitz Corp.	2,775	6,539
Sotetsu Holdings, Inc.	176	4,543
Sumitomo Corp.	2,514	28,882
Sumitomo Heavy Industries Ltd.	250	5,363
Tadano Ltd.	257	1,988
Taisei Corp.	451	14,276
TechnoPro Holdings, Inc.	81	4,704
THK Co., Ltd.	257	6,265
Tobu Railway Co., Ltd.	451	15,457
Toda Corp.	507	2,987
Tokyu Corp.	1,097	16,660
Toppan Printing Co., Ltd.	637	9,603
Toshiba Corp.	983	24,700
TOTO Ltd.	323	11,448
Toyota Tsusho Corp.	500	12,101
Ushio, Inc.	250	2,675
West Japan Railway Co.	409	25,500
Yamato Holdings Co., Ltd.	799	14,107
Yaskawa Electric Corp.	582	19,403
Total Industrials		1,600,813
Information Technology — 12.1%
Advantest Corp.	444	21,881
Alps Alpine Co., Ltd.(a)	445	4,673
Amano Corp.	153	3,168
Anritsu Corp.	308	6,308
Azbil Corp.	291	7,739
Brother Industries Ltd.	532	9,134
Canon Marketing Japan, Inc.	104	2,037
Canon, Inc.	2,258	48,239
Citizen Watch Co., Ltd.	598	2,142
Disco Corp.	62	14,118
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
FUJIFILM Holdings Corp.	806	$38,734
Fujitsu Ltd.	427	42,067
GMO internet, Inc.	129	2,846
GMO Payment Gateway, Inc.	89	8,032
Hamamatsu Photonics K.K.	283	12,518
Hirose Electric Co., Ltd.	74	8,214
Hitachi Ltd.	2,061	62,465
Horiba Ltd.	88	4,740
Ibiden Co., Ltd.	242	6,294
Itochu Techno-Solutions Corp.	217	6,697
Japan Aviation Electronics Industry Ltd.	97	1,281
Justsystems Corp.	74	4,567
Keyence Corp.	402	145,748
Konica Minolta, Inc.	1,016	4,000
Kyocera Corp.	684	36,965
Lasertec Corp.	170	11,462
Murata Manufacturing Co., Ltd.	1,270	71,484
NEC Corp.	556	21,656
NET One Systems Co., Ltd.	185	5,380
Nihon Unisys Ltd.	145	4,264
Nippon Electric Glass Co., Ltd.	177	2,623
Nomura Research Institute Ltd.	581	14,311
NS Solutions Corp.	72	1,816
NTT Data Corp.	1,413	14,601
OBIC Business Consultants Co., Ltd.	33	1,487
Obic Co., Ltd.	149	22,600
Omron Corp.	421	25,039
Oracle Corp. Japan	73	7,591
Otsuka Corp.	228	10,330
Renesas Electronics Corp.*	1,580	8,570
Ricoh Co., Ltd.	1,526	10,560
Rohm Co., Ltd.	188	12,060
SCREEN Holdings Co., Ltd.	88	4,329
SCSK Corp.	96	4,363
Seiko Epson Corp.	606	6,953
Shimadzu Corp.	597	14,990
SUMCO Corp.	525	7,610
Taiyo Yuden Co., Ltd.(a)	281	7,962
TDK Corp.	267	23,420
TIS, Inc.	534	10,357
Tokyo Electron Ltd.	332	71,222
Topcon Corp.	234	1,954
Toshiba TEC Corp.	56	1,843
Trend Micro, Inc.	259	13,249
Ulvac, Inc.	106	2,974
Yokogawa Electric Corp.	540	7,474
Total Information Technology		929,141
Materials — 5.6%
Air Water, Inc.	403	5,487
Asahi Kasei Corp.	2,768	19,802
Daicel Corp.	606	4,964
Daido Steel Co., Ltd.	74	2,488
Denka Co., Ltd.	193	4,691
DIC Corp.	185	4,367
Dowa Holdings Co., Ltd.	104	2,927
FP Corp.	51	3,868
Fuji Seal International, Inc.	90	1,582

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Materials (continued)
Hitachi Chemical Co., Ltd.	58	$2,498
Hitachi Metals Ltd.	436	4,306
JFE Holdings, Inc.	1,154	7,813
JSR Corp.	404	7,707
Kaneka Corp.	128	3,340
Kansai Paint Co., Ltd.	435	8,384
Kobe Steel Ltd.*	661	2,256
Kuraray Co., Ltd.	774	7,853
Lintec Corp.	112	2,426
Maruichi Steel Tube Ltd.	138	3,140
Mitsubishi Chemical Holdings Corp.	2,831	16,345
Mitsubishi Gas Chemical Co., Inc.	404	5,021
Mitsubishi Materials Corp.	282	5,844
Mitsui Chemicals, Inc.	388	7,714
Mitsui Mining & Smelting Co., Ltd.	121	2,320
Nippon Kayaku Co., Ltd.	378	3,701
Nippon Paint Holdings Co., Ltd.	343	19,919
Nippon Paper Industries Co., Ltd.	209	3,027
Nippon Shokubai Co., Ltd.	72	3,447
Nippon Steel Corp.	1,815	15,478
Nissan Chemical Corp.	300	11,614
Nitto Denko Corp.	348	17,606
NOF Corp.	152	5,089
Oji Holdings Corp.	1,978	10,173
Rengo Co., Ltd.	460	3,648
Shin-Etsu Chemical Co., Ltd.	888	99,774
Showa Denko K.K.	323	7,174
Sumitomo Bakelite Co., Ltd.	66	1,739
Sumitomo Chemical Co., Ltd.	3,395	10,604
Sumitomo Metal Mining Co., Ltd.	532	13,524
Sumitomo Osaka Cement Co., Ltd.	74	2,453
Taiheiyo Cement Corp.	267	5,338
Taiyo Nippon Sanso Corp.	322	5,065
Teijin Ltd.	418	6,743
Tokai Carbon Co., Ltd.(a)	437	3,666
Tokuyama Corp.	152	3,269
Toray Industries, Inc.	3,406	15,897
Tosoh Corp.	638	7,929
Toyo Seikan Group Holdings Ltd.	332	3,418
Toyobo Co., Ltd.	194	2,300
Ube Industries Ltd.	219	3,733
Yamato Kogyo Co., Ltd.	74	1,485
Zeon Corp.	315	2,810
Total Materials		427,766
Real Estate — 2.5%
Aeon Mall Co., Ltd.	259	3,308
Daito Trust Construction Co., Ltd.	145	13,987
Daiwa House Industry Co., Ltd.	1,447	37,313
Hulic Co., Ltd.	800	8,020
Ichigo, Inc.	444	1,167
Mitsubishi Estate Co., Ltd.	2,560	42,194
Mitsui Fudosan Co., Ltd.	2,095	39,144
Nomura Real Estate Holdings, Inc.	251	4,159
Open House Co., Ltd.	130	2,887
Relo Group, Inc.	233	5,127
Sumitomo Realty & Development Co., Ltd.	878	23,922
Tokyo Tatemono Co., Ltd.	436	5,011
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Tokyu Fudosan Holdings Corp.	1,363	$6,819
Total Real Estate		193,058
Utilities — 1.8%
Chubu Electric Power Co., Inc.	1,554	21,195
Chugoku Electric Power Co., Inc. (The)	646	8,735
Electric Power Development Co., Ltd.	371	7,494
Hokuriku Electric Power Co.	371	2,519
Kansai Electric Power Co., Inc. (The)	1,616	16,699
Kyushu Electric Power Co., Inc.	1,041	8,304
Osaka Gas Co., Ltd.	887	16,581
Shikoku Electric Power Co., Inc.	332	2,583
Toho Gas Co., Ltd.	202	9,936
Tohoku Electric Power Co., Inc.	1,058	10,023
Tokyo Electric Power Co., Holdings, Inc.*	3,501	11,884
Tokyo Gas Co., Ltd.	942	20,772
Total Utilities		136,725
Total Common Stocks (Cost $8,135,982)		7,646,089
Short-Term Investment — 1.1%
Money Market Fund — 1.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c) (Cost $84,985)	84,985	84,985
Total Investments — 100.8% (Cost $8,220,967)		7,731,074
Other Assets and Liabilities, Net — (0.8)%		(63,939)
Net Assets — 100.0%		$7,667,135

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $89,748; total market value of collateral held by the Fund was $97,455. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $12,470.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE Japan ETF  (continued)

April 30, 2020
Forward Foreign Currency Contracts Outstanding as of April 30, 2020:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2020	Unrealized Appreciation
Japanese Yen	05/01/20	Bank of America	393,489,862	$3,679,608	$3,679,711	$103
Unrealized Appreciation				$3,679,608	$3,679,711	$103
Total Unrealized Appreciation						$103

Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2020	Unrealized (Depreciation)
Japanese Yen	05/01/20	Bank of America	(393,489,862)	$(3,649,033)	$(3,679,711)	$(30,678)
Japanese Yen	06/04/20	Bank of America	(408,950,074)	(3,825,610)	(3,826,208)	(598)
Unrealized Depreciation				$(7,474,643)	$(7,505,919)	$(31,276)
Total Unrealized Depreciation						$(31,276)
Net Unrealized Appreciation (Depreciation)						$(31,173)
As of April 30, 2020, there was no collateral segregated by the counterparty for forward foreign currency contracts.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$7,646,089	$—	$—	$7,646,089
Short-Term Investment:
Money Market Fund	84,985	—	—	84,985
Total Investments in Securities	7,731,074	—	—	7,731,074
Other Financial Instruments:(e)
Forward Foreign Currency Contracts	—	103	—	103
Total Investments in Securities and Other Financial Instruments	$7,731,074	$103	$—	$7,731,177
Liability Valuation Inputs
Other Financial Instruments:(e)
Forward Foreign Currency Contracts	$—	$31,276	$—	$31,276

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

(e)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.5%
Australia — 7.8%
Alumina Ltd.	13,326	$15,137
AMP Ltd.*	17,946	16,801
APA Group	6,160	44,040
ASX Ltd.	1,009	53,871
Australia & New Zealand Banking Group Ltd.	13,850	153,242
BHP Group Ltd.	15,392	325,996
BHP Group PLC	10,735	180,929
BlueScope Steel Ltd.	2,637	17,696
Boral Ltd.	6,114	12,089
Brambles Ltd.	8,088	58,671
Caltex Australia Ltd.	1,234	20,133
Coca-Cola Amatil Ltd.	2,599	14,770
Cochlear Ltd.	306	36,962
Computershare Ltd.	2,464	19,649
CSL Ltd.	2,373	480,747
Dexus	5,717	34,285
Fortescue Metals Group Ltd.	7,828	61,295
Goodman Group	9,457	81,418
GPT Group (The)	10,163	28,145
Insurance Australia Group Ltd.	12,092	45,758
Lendlease Group	2,945	23,831
Macquarie Group Ltd.	1,844	123,938
Mirvac Group	20,537	30,118
National Australia Bank Ltd.	15,394	170,931
Newcrest Mining Ltd.	4,006	72,230
Orica Ltd.	1,850	21,705
QBE Insurance Group Ltd.	6,814	37,696
Ramsay Health Care Ltd.	833	34,145
REA Group Ltd.	306	17,836
Rio Tinto Ltd.	1,932	110,690
Rio Tinto PLC	5,585	259,560
Santos Ltd.	9,763	31,576
Sonic Healthcare Ltd.	2,423	43,133
Stockland	12,442	23,460
Suncorp Group Ltd.	6,595	39,680
Telstra Corp. Ltd.	61,965	123,734
Transurban Group	14,251	128,756
Treasury Wine Estates Ltd.	3,742	24,866
Vicinity Centres	15,175	14,803
Wesfarmers Ltd.	5,846	144,254
Westpac Banking Corp.	18,868	201,105
Woodside Petroleum Ltd.	4,924	72,373
Woolworths Group Ltd.	6,594	154,336
Total Australia		3,606,390
Austria — 0.2%
ANDRITZ AG*	356	11,698
OMV AG	1,185	38,808
Raiffeisen Bank International AG	705	12,146
Telekom Austria AG*	706	4,964
Verbund AG	351	15,901
voestalpine AG	576	11,921
Total Austria		95,438
Belgium — 0.6%
Ackermans & van Haaren NV	129	17,082
KBC Group NV	1,454	78,482
	Shares	Value
Common Stocks (continued)
Belgium (continued)
Sofina SA	86	$20,252
Solvay SA	393	30,666
Telenet Group Holding NV	219	9,134
UCB SA*	619	56,639
Umicore SA	1,012	43,684
Total Belgium		255,939
Chile — 0.0%(a)
Antofagasta PLC	1,805	18,510
China — 0.9%
Alibaba Health Information Technology Ltd.*	20,410	49,391
China Gas Holdings Ltd.	10,773	39,813
CSPC Pharmaceutical Group Ltd.	25,072	49,806
Fosun International Ltd.	12,670	16,049
Geely Automobile Holdings Ltd.	26,701	41,744
Haier Electronics Group Co. Ltd.	6,248	17,207
Prosus NV*	2,070	156,850
Shimao Property Holdings Ltd.	5,231	21,120
Sun Art Retail Group Ltd.	8,970	14,949
Total China		406,929
Colombia — 0.0%(a)
Millicom International Cellular SA	528	13,893
Denmark — 2.8%
AP Moller — Maersk A/S, Class A	16	14,765
AP Moller — Maersk A/S, Class B	33	32,803
Carlsberg A/S, Class B	528	66,564
Chr Hansen Holding A/S	524	45,147
Coloplast A/S, Class B(b)	656	103,736
Danske Bank A/S*	3,346	39,696
DSV PANALPINA A/S	1,189	122,660
Genmab A/S*	336	80,785
Novo Nordisk A/S, Class B	8,752	558,096
Novozymes A/S, Class B(b)	1,096	53,684
Orsted A/S‡	881	89,049
Vestas Wind Systems A/S	1,012	87,104
Total Denmark		1,294,089
Finland — 1.4%
Elisa OYJ	747	45,360
Huhtamaki OYJ*	444	16,593
Kone OYJ, Class B	1,846	111,853
Metso OYJ	658	18,256
Neste OYJ	2,066	73,159
Nokia OYJ	29,288	106,631
Nordea Bank Abp*	15,964	102,237
Orion OYJ, Class B*	438	22,250
Sampo OYJ, Class A*	2,334	77,306
Stora Enso OYJ, Class R*	2,902	34,329
Wartsila OYJ Abp	2,768	20,325
Total Finland		628,299
France — 10.8%
Accor SA	925	25,653
Air Liquide SA(b)	2,465	313,460
Amundi SA‡	349	23,165

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
France (continued)
AXA SA	11,743	$208,315
BNP Paribas SA	5,978	187,755
Bouygues SA*	1,579	48,616
Capgemini SE	837	78,604
Carrefour SA	2,951	43,619
Cie de Saint-Gobain	2,729	72,365
Cie Generale des Etablissements Michelin	883	86,173
CNP Assurances*	789	8,145
Credit Agricole SA	6,640	52,960
Danone SA	3,259	225,812
Dassault Systemes SE	702	102,687
Engie SA	9,500	103,055
EssilorLuxottica SA	1,497	184,708
Kering SA	390	196,582
Klepierre SA	1,147	23,185
Legrand SA	1,366	92,045
L’Oreal SA*	1,258	365,553
LVMH Moet Hennessy Louis Vuitton SE	1,366	527,329
Natixis SA	4,839	11,454
Orange SA	10,688	130,353
Pernod Ricard SA	883	134,531
Peugeot SA	2,945	42,175
Publicis Groupe SA	1,103	32,776
Renault SA	1,011	20,050
Sanofi	5,582	545,304
Schneider Electric SE*(b)	2,819	257,695
Societe Generale SA	4,094	63,944
Sodexo SA	439	34,861
TOTAL SA	13,369	481,025
Unibail-Rodamco-Westfield	708	41,658
Vinci SA	2,946	241,038
Total France		5,006,650
Germany — 8.5%
adidas AG	965	221,117
Allianz SE	2,176	402,504
BASF SE	4,797	245,290
Bayerische Motoren Werke AG	1,671	98,925
Beiersdorf AG	525	54,962
Commerzbank AG	5,193	19,191
Continental AG*	570	48,198
Covestro AG‡*	881	29,605
Daimler AG	4,138	142,928
Deutsche Bank AG	9,277	68,872
Deutsche Boerse AG	928	144,080
Deutsche Lufthansa AG(b)	2,506	22,392
Deutsche Post AG	5,145	152,999
Deutsche Telekom AG*	16,976	247,763
Deutsche Wohnen SE	1,889	76,554
Fresenius Medical Care AG & Co. KGaA	1,100	86,338
Fresenius SE & Co. KGaA	2,154	93,498
Hannover Rueck SE	309	49,244
Henkel AG & Co. KGaA*	528	41,118
Infineon Technologies AG	6,550	121,603
Knorr-Bremse AG	261	24,259
Merck KGaA*	663	77,048
Muenchener Rueckversicherungs-Gesellschaft AG	749	164,732
	Shares	Value
Common Stocks (continued)
Germany (continued)
SAP SE	5,275	$629,423
Siemens AG	4,222	391,590
Symrise AG	661	66,839
Talanx AG	267	9,528
Vonovia SE	2,855	140,875
Zalando SE‡*	788	38,399
Total Germany		3,909,874
Hong Kong — 3.2%
AIA Group Ltd.	63,207	586,628
ASM Pacific Technology Ltd.	1,585	16,111
Bank of East Asia Ltd. (The)	7,127	15,114
Cathay Pacific Airways Ltd.(b)	3,082	3,653
CK Infrastructure Holdings Ltd.	3,169	18,886
Hang Lung Properties Ltd.	9,680	20,753
Hang Seng Bank Ltd.	3,784	66,627
Henderson Land Development Co., Ltd.	6,864	28,067
HKT Trust & HKT Ltd.	17,812	28,628
Hong Kong & China Gas Co., Ltd.	51,509	92,090
Hong Kong Exchanges and Clearing Ltd.	6,202	201,604
Kerry Properties Ltd.	3,078	8,457
Link REIT	10,907	97,922
MTR Corp. Ltd.	7,960	44,203
NWS Holdings Ltd.	7,304	7,613
Sino Biopharmaceutical Ltd.	32,988	48,254
Sun Hung Kai Properties Ltd.	7,566	103,842
Swire Pacific Ltd., Class A	2,593	17,025
Swire Pacific Ltd., Class B	4,571	5,000
Swire Properties Ltd.	5,501	15,434
WH Group Ltd.‡	46,894	45,247
Total Hong Kong		1,471,158
Ireland — 0.4%
CRH PLC	4,133	125,116
Kingspan Group PLC	744	37,893
Smurfit Kappa Group PLC	1,232	38,974
Total Ireland		201,983
Israel — 0.4%
Bank Hapoalim BM	5,853	37,908
Bank Leumi Le-Israel BM	7,692	41,863
Check Point Software Technologies Ltd.*	661	69,894
Israel Chemicals Ltd.	3,609	12,654
Mizrahi Tefahot Bank Ltd.	965	19,946
Total Israel		182,265
Italy — 2.2%
Assicurazioni Generali SpA	6,205	88,454
Banca Mediolanum SpA	1,407	8,584
DiaSorin SpA	128	21,773
Enel SpA	40,678	277,843
Eni SpA	13,110	125,128
FinecoBank Banca Fineco SpA*	3,171	35,218
Infrastrutture Wireless Italiane SpA‡	1,271	13,441
Intesa Sanpaolo SpA	81,409	126,885
Moncler SpA	1,054	39,597
Nexi SpA‡*	1,317	19,943
Poste Italiane SpA‡	2,459	20,879

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Italy (continued)
Prysmian SpA	1,320	$24,824
Snam SpA	10,376	46,459
Telecom Italia SpA*(b)	51,848	20,535
Telecom Italia SpA-RSP	31,572	12,567
Terna Rete Elettrica Nazionale SpA	7,387	46,280
UniCredit SpA*	11,697	90,054
Total Italy		1,018,464
Japan — 24.0%
Advantest Corp.	1,016	50,071
Aeon Co., Ltd.	3,690	74,932
AEON Financial Service Co., Ltd.	531	5,611
AGC, Inc.	971	24,508
Air Water, Inc.	1,007	13,711
Aisin Seiki Co., Ltd.	837	24,382
Ajinomoto Co., Inc.	2,817	50,473
Asics Corp.	920	8,887
Astellas Pharma, Inc.	9,721	162,403
Benesse Holdings, Inc.	356	10,220
Bridgestone Corp.	2,951	93,220
Brother Industries Ltd.	1,276	21,908
Canon, Inc.	5,450	116,431
Casio Computer Co., Ltd.	1,140	18,230
Central Japan Railway Co.	882	140,257
Chugai Pharmaceutical Co., Ltd.	1,099	131,652
Daiichi Sankyo Co., Ltd.	3,253	224,563
Daikin Industries Ltd.	1,361	178,247
Daito Trust Construction Co., Ltd.	348	33,568
Daiwa House Industry Co., Ltd.	3,168	81,692
Daiwa House REIT Investment Corp.	10	24,361
Daiwa Securities Group, Inc.	7,606	31,893
DeNA Co., Ltd.	487	6,034
Denso Corp.	2,291	81,669
East Japan Railway Co.	1,802	132,671
Eisai Co., Ltd.	1,409	99,217
FANUC Corp.	1,009	168,237
Fast Retailing Co., Ltd.	285	137,256
Fuji Electric Co., Ltd.	662	16,059
FUJIFILM Holdings Corp.	2,024	97,268
Fujitsu Ltd.	1,008	99,306
Hakuhodo DY Holdings, Inc.	1,143	12,848
Hino Motors Ltd.	1,363	8,234
Hitachi Ltd.	4,926	149,298
Hitachi Metals Ltd.	1,053	10,399
Honda Motor Co., Ltd.	8,799	214,801
Hulic Co., Ltd.	2,020	20,250
Idemitsu Kosan Co., Ltd.	1,144	26,424
ITOCHU Corp.	7,386	146,774
J Front Retailing Co., Ltd.	1,316	10,941
Japan Exchange Group, Inc.	2,774	52,193
Japan Retail Fund Investment Corp.	14	15,501
JFE Holdings, Inc.	2,680	18,145
JTEKT Corp.	1,187	8,836
Kansai Electric Power Co., Inc. (The)	3,828	39,556
Kao Corp.	2,462	191,462
KDDI Corp.	8,359	243,027
Keikyu Corp.	1,271	21,062
Keio Corp.	576	32,857
	Shares	Value
Common Stocks (continued)
Japan (continued)
Keisei Electric Railway Co., Ltd.	789	$24,053
Kikkoman Corp.	750	34,928
Kintetsu Group Holdings Co., Ltd.	964	46,516
Kirin Holdings Co., Ltd.	4,314	83,851
Koito Manufacturing Co., Ltd.	613	23,446
Komatsu Ltd.	4,884	94,200
Konica Minolta, Inc.	2,547	10,027
Kose Corp.	172	21,650
Kubota Corp.	6,109	76,952
Kuraray Co., Ltd.	1,759	17,847
Kyocera Corp.	1,714	92,628
Kyowa Kirin Co., Ltd.	1,316	30,988
Lion Corp.	1,278	26,902
Makita Corp.	1,272	41,871
Marui Group Co., Ltd.	1,015	16,819
Mazda Motor Corp.	2,991	17,118
Mitsubishi Chemical Holdings Corp.	7,213	41,645
Mitsubishi Estate Co., Ltd.	6,285	103,589
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,682	13,017
Mitsui Chemicals, Inc.	921	18,311
Mitsui OSK Lines Ltd.	613	10,852
MS&AD Insurance Group Holdings, Inc.	2,506	73,163
Murata Manufacturing Co., Ltd.	3,251	182,988
Nabtesco Corp.	573	16,665
NEC Corp.	1,316	51,257
NGK Insulators Ltd.	1,623	21,613
NGK Spark Plug Co., Ltd.	1,009	15,305
NH Foods Ltd.	527	18,998
Nidec Corp.	2,640	155,188
Nikon Corp.	1,807	17,016
Nintendo Co., Ltd.	615	256,789
Nippon Paint Holdings Co., Ltd.	921	53,485
Nippon Prologis REIT, Inc.	11	30,407
Nippon Telegraph & Telephone Corp.	12,358	282,327
Nippon Yusen K.K.	793	10,604
Nissan Motor Co., Ltd.	12,267	42,421
Nisshin Seifun Group, Inc.	1,228	19,315
Nitori Holdings Co., Ltd.	436	67,356
Nitto Denko Corp.	795	40,220
NOK Corp.	480	5,642
Nomura Real Estate Holdings, Inc.	612	10,141
Nomura Research Institute Ltd.	1,934	47,638
NSK Ltd.	2,374	16,606
NTT Data Corp.	3,296	34,059
NTT DOCOMO, Inc.	5,845	172,068
Obayashi Corp.	3,389	30,171
Odakyu Electric Railway Co., Ltd.	1,760	39,056
Oji Holdings Corp.	4,706	24,204
Omron Corp.	1,015	60,368
Oracle Corp. Japan	175	18,198
Oriental Land Co., Ltd.	1,052	134,580
ORIX Corp.	6,643	80,075
Otsuka Holdings Co., Ltd.	2,071	82,406
Pan Pacific International Holdings Corp.	2,156	41,977
Panasonic Corp.	11,526	89,117
Pola Orbis Holdings, Inc.	440	7,892
Rakuten, Inc.	4,181	35,814
Recruit Holdings Co., Ltd.	6,331	188,388

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Japan (continued)
Resona Holdings, Inc.	11,746	$37,017
Ricoh Co., Ltd.	3,646	25,231
Rinnai Corp.	178	13,599
Rohm Co., Ltd.	481	30,857
Santen Pharmaceutical Co., Ltd.	1,937	34,489
SBI Holdings, Inc.	1,145	21,747
Secom Co., Ltd.	1,099	92,547
Sekisui Chemical Co., Ltd.	2,071	26,533
Sekisui House Ltd.	3,166	55,024
Seven Bank Ltd.	3,123	8,528
Sharp Corp.*	1,057	11,852
Shimamura Co., Ltd.	131	8,330
Shimano, Inc.	398	58,955
Shimizu Corp.	3,035	23,727
Shinsei Bank Ltd.	1,139	13,900
Shionogi & Co., Ltd.	1,582	87,714
Shiseido Co., Ltd.	2,023	120,659
Shizuoka Bank Ltd. (The)	2,640	16,146
SoftBank Group Corp.	7,832	339,324
Sompo Holdings, Inc.	1,755	57,441
Sony Corp.	6,418	416,043
Square Enix Holdings Co., Ltd.	442	18,207
Stanley Electric Co., Ltd.	750	17,359
Sumitomo Chemical Co., Ltd.	8,310	25,955
Sumitomo Dainippon Pharma Co., Ltd.	838	11,739
Sumitomo Electric Industries Ltd.	3,870	40,298
Sumitomo Heavy Industries Ltd.	612	13,129
Sumitomo Metal Mining Co., Ltd.	1,233	31,345
Sumitomo Mitsui Trust Holdings, Inc.	1,626	48,065
Sumitomo Rubber Industries Ltd.	925	9,109
Suntory Beverage & Food Ltd.	658	24,952
Suzuken Co., Ltd.	348	13,538
Sysmex Corp.	752	52,320
Taiheiyo Cement Corp.	618	12,356
Taisei Corp.	1,009	31,940
Taiyo Nippon Sanso Corp.	836	13,150
Takashimaya Co., Ltd.	752	6,871
Takeda Pharmaceutical Co., Ltd.	8,047	292,201
TDK Corp.	659	57,805
Teijin Ltd.	928	14,970
Terumo Corp.	3,693	123,359
THK Co., Ltd.	618	15,066
Tobu Railway Co., Ltd.	1,057	36,227
Toho Gas Co., Ltd.	480	23,611
Tokio Marine Holdings, Inc.	3,343	158,998
Tokyo Electron Ltd.	774	166,041
Tokyu Corp.	3,119	47,368
Toppan Printing Co., Ltd.	1,406	21,195
Toshiba Corp.	2,244	56,386
TOTO Ltd.	794	28,141
Toyo Suisan Kaisha Ltd.	442	21,328
Toyoda Gosei Co., Ltd.	353	6,648
Toyota Boshoku Corp.	268	3,373
Toyota Industries Corp.	794	40,318
Toyota Motor Corp.	11,830	737,446
Trend Micro, Inc.	701	35,858
Unicharm Corp.	2,069	76,425
United Urban Investment Corp.	15	15,262
	Shares	Value
Common Stocks (continued)
Japan (continued)
West Japan Railway Co.	926	$57,733
Yakult Honsha Co., Ltd.	614	36,001
Yamada Denki Co., Ltd.	3,257	15,594
Yamaha Corp.	879	36,003
Yamaha Motor Co., Ltd.	1,499	19,667
Yamato Holdings Co., Ltd.	1,802	31,815
Yaskawa Electric Corp.	1,322	44,073
Yokogawa Electric Corp.	1,271	17,591
Z Holdings Corp.	13,589	53,245
ZOZO, Inc.	524	8,526
Total Japan		11,070,542
Mexico — 0.0%(a)
Fresnillo PLC	967	8,682
Netherlands — 3.5%
ABN AMRO Bank NV‡	2,291	17,565
Adyen NV‡*	71	70,083
Akzo Nobel NV	926	70,186
ASML Holding NV	2,156	639,131
Heineken NV	971	82,552
ING Groep NV	20,405	111,927
Koninklijke DSM NV	921	112,730
Koninklijke Philips NV	4,703	204,580
NN Group NV	1,537	44,461
NXP Semiconductors NV	1,453	144,675
Randstad NV	575	23,069
Wolters Kluwer NV	1,406	103,364
Total Netherlands		1,624,323
New Zealand — 0.2%
Contact Energy Ltd.	3,740	14,514
Fletcher Building Ltd.	4,311	9,841
Mercury NZ Ltd.	3,170	8,928
Meridian Energy Ltd.	6,555	18,158
Ryman Healthcare Ltd.	2,111	15,772
Spark New Zealand Ltd.	9,590	26,269
Total New Zealand		93,482
Norway — 0.8%
DNB ASA	5,413	65,785
Equinor ASA	5,587	78,424
Mowi ASA	2,335	40,099
Norsk Hydro ASA	6,908	17,690
Orkla ASA	3,873	35,147
Storebrand ASA*	2,379	11,965
Telenor ASA	3,340	51,393
TGS NOPEC Geophysical Co. ASA	614	9,460
TOMRA Systems ASA	571	19,019
Yara International ASA	876	29,941
Total Norway		358,923
Portugal — 0.2%
EDP — Energias de Portugal SA	11,784	49,692
Jeronimo Martins SGPS SA	1,276	21,544
Total Portugal		71,236
Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,214	32,099

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Singapore (continued)
CapitaLand Commercial Trust	14,251	$16,299
CapitaLand Ltd.*	13,058	27,921
CapitaLand Mall Trust	12,621	16,945
City Developments Ltd.	3,076	17,394
ComfortDelGro Corp. Ltd.	11,303	13,249
DBS Group Holdings Ltd.	9,365	132,788
Jardine Cycle & Carriage Ltd.	526	7,514
Keppel Corp. Ltd.(b)	7,477	31,763
Oversea-Chinese Banking Corp. Ltd.	19,216	123,402
Singapore Exchange Ltd.	4,093	28,058
Singapore Press Holdings Ltd.	8,354	9,020
Singapore Telecommunications Ltd.	40,503	81,426
Suntec Real Estate Investment Trust	9,281	9,230
United Overseas Bank Ltd.	7,435	107,429
UOL Group Ltd.	2,774	13,459
Total Singapore		667,996
South Africa — 0.0%(a)
Investec PLC	3,649	7,546
Spain — 2.8%
Amadeus IT Group SA	2,245	107,997
Banco Bilbao Vizcaya Argentaria SA	34,787	113,811
Banco Santander SA	86,109	192,167
Cellnex Telecom SA‡*	1,536	80,418
Ferrovial SA	2,373	59,261
Iberdrola SA	33,245	332,817
Industria de Diseno Textil SA	5,805	147,828
Mapfre SA	5,056	9,254
Red Electrica Corp. SA	2,246	39,496
Repsol SA	6,769	61,641
Siemens Gamesa Renewable Energy SA*	1,183	17,583
Telefonica SA	23,973	109,757
Total Spain		1,272,030
Sweden — 3.3%
AAK AB	879	14,440
Alfa Laval AB*	1,538	28,895
Assa Abloy AB, B Shares(b)	4,796	86,446
Atlas Copco AB, A Shares(b)	3,252	112,970
Atlas Copco AB, B Shares	1,975	61,734
Boliden AB(b)	1,407	28,854
Castellum AB	1,014	17,799
Electrolux AB, Series B	1,317	18,183
Elekta AB, B Shares	1,713	15,851
Epiroc AB, A Shares	4,269	42,886
Epiroc AB, B Shares	1,978	19,607
Essity AB, B Shares*	3,119	101,389
Fabege AB	1,316	15,757
Hennes & Mauritz AB, B Shares(b)	4,092	57,061
ICA Gruppen AB	443	19,331
Industrivarden AB, A Shares*	790	16,403
Industrivarden AB, C Shares*	837	17,327
Investor AB, A Shares	701	34,881
Investor AB, B Shares	2,376	119,491
Kinnevik AB, B Shares	1,235	25,542
Nibe Industrier AB, B Shares	2,201	41,205
Sandvik AB*	5,626	87,150
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Securitas AB, B Shares	1,624	$19,196
Skandinaviska Enskilda Banken AB, A Shares*	7,825	64,364
Skanska AB, B Shares*	2,020	38,705
SKF AB, B Shares	2,158	34,368
SSAB AB, A Shares*(b)	1,101	2,693
SSAB AB, B Shares*(b)	3,075	7,235
Svenska Cellulosa AB SCA, B Shares*	3,164	34,095
Swedbank AB, A Shares*	5,630	66,496
Tele2 AB, B Shares	2,331	30,214
Telefonaktiebolaget LM Ericsson, B Shares	15,434	134,474
Volvo AB, A Shares*	1,100	14,145
Volvo AB, B Shares*	7,741	99,980
Total Sweden		1,529,167
Switzerland — 10.2%
ABB Ltd.	9,897	187,911
Alcon, Inc.*	2,420	127,726
Cie Financiere Richemont SA	2,687	152,620
Credit Suisse Group AG*	12,623	114,126
Geberit AG	178	79,876
Givaudan SA	41	137,339
Kuehne + Nagel International AG	304	43,483
Nestle SA	15,088	1,592,983
Roche Holding AG	133	46,274
Roche Holding AG	3,672	1,276,250
Schindler Holding AG — Participating Certificate	218	48,450
Schindler Holding AG — Registered	91	19,517
SGS SA	26	58,861
Sika AG	703	116,323
STMicroelectronics NV	3,338	86,686
Swiss Re AG	1,491	107,613
Swisscom AG	132	68,629
UBS Group AG*	18,913	202,622
Zurich Insurance Group AG	750	238,797
Total Switzerland		4,706,086
United Kingdom — 13.7%
3i Group PLC	5,015	49,593
Admiral Group PLC	1,188	34,915
Ashtead Group PLC	2,374	65,129
Associated British Foods PLC	2,024	48,315
AstraZeneca PLC	6,597	692,484
Auto Trader Group PLC‡	4,708	27,240
AVEVA Group PLC	311	14,004
Aviva PLC	20,536	62,634
Barratt Developments PLC	5,321	34,833
Berkeley Group Holdings PLC	617	32,554
British Land Co. PLC (The)	4,840	24,701
BT Group PLC	45,433	66,505
Bunzl PLC	1,760	38,350
Burberry Group PLC	2,114	37,064
Coca-Cola European Partners PLC	972	38,530
Compass Group PLC	8,311	140,054
Croda International PLC	662	40,765
Diageo PLC	12,229	424,189
DS Smith PLC	6,813	26,803

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
easyJet PLC	1,366	$10,393
Experian PLC	4,748	142,296
GlaxoSmithKline PLC	26,122	547,283
Halma PLC	1,979	52,171
HSBC Holdings PLC	106,298	549,724
Informa PLC	6,553	36,303
InterContinental Hotels Group PLC	882	40,139
Intertek Group PLC	837	50,148
ITV PLC	18,954	18,289
J Sainsbury PLC	11,569	28,908
Johnson Matthey PLC	1,012	25,434
Kingfisher PLC	11,040	21,905
Land Securities Group PLC	3,646	30,445
Legal & General Group PLC	31,222	80,575
Liberty Global PLC, Class A*(b)	793	15,400
Liberty Global PLC, Class C*	2,159	39,531
Lloyds Banking Group PLC	366,345	148,978
London Stock Exchange Group PLC	1,844	173,421
Marks & Spencer Group PLC	10,204	11,854
Mondi PLC	2,549	45,334
Next PLC	660	39,344
Pearson PLC	4,090	23,721
Prudential PLC	13,589	193,431
Reckitt Benckiser Group PLC	3,697	309,171
RELX PLC	10,119	229,298
Rentokil Initial PLC	9,672	57,864
Royal Bank of Scotland Group PLC	24,013	33,484
Sage Group PLC (The)	5,714	46,127
Schroders PLC	616	20,621
Segro PLC	5,720	59,855
Severn Trent PLC	1,234	37,201
Smith & Nephew PLC	4,575	89,907
Spirax-Sarco Engineering PLC	394	43,376
Standard Chartered PLC	16,714	85,910
Standard Life Aberdeen PLC	12,222	34,085
Taylor Wimpey PLC	16,667	30,914
TechnipFMC PLC	2,200	19,602
Unilever NV	7,171	358,003
Unilever PLC	5,762	298,129
United Utilities Group PLC	3,563	40,547
Vodafone Group PLC	140,033	198,074
Weir Group PLC (The)	1,362	16,400
Whitbread PLC	703	26,425
Wm Morrison Supermarkets PLC	12,223	28,214
WPP PLC	6,556	51,370
Total United Kingdom		6,338,266
United States — 0.2%
Ferguson PLC	1,186	85,808
Total Common Stocks (Cost $46,289,019)		45,943,968
Preferred Stocks — 0.3%
Germany — 0.3%
Bayerische Motoren Werke AG, 8.45%	305	14,438
Henkel AG & Co. KGaA, 2.32%	921	81,751
Sartorius AG	176	49,505

	Shares	Value
Preferred Stocks (continued)
Germany (continued)
Total Germany		$145,694
Total Preferred Stocks
(Cost $141,369)		145,694
Short-Term Investments — 1.2%
Money Market Funds — 1.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(c)(d)	531,802	531,802
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(c)	16,396	16,396
Total Short-Term Investments
(Cost $548,198)		548,198
Total Investments — 101.0%
(Cost $46,978,586)		46,637,860
Other Assets and Liabilities, Net — (1.0)%		(441,721)
Net Assets — 100.0%		$46,196,139

*
Non-income producing securities.

‡
May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(a)(2) of the Securities Act of 1933, as amended.

(a)
Less than 0.05%.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $540,365; total market value of collateral held by the Fund was $575,757. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $43,955.

(c)
Reflects the 1-day yield at April 30, 2020.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks
Australia	$3,606,390	$—	$—	$3,606,390
Austria	95,438	—	—	95,438
Belgium	255,939	—	—	255,939
Chile	18,510	—	—	18,510
China	406,929	—	—	406,929
Colombia	13,893	—	—	13,893
Denmark	1,294,089	—	—	1,294,089
Finland	628,299	—	—	628,299
France	5,006,650	—	—	5,006,650
Germany	3,909,874	—	—	3,909,874
Hong Kong	1,471,158	—	—	1,471,158
Ireland	201,983	—	—	201,983
Israel	182,265	—	—	182,265
Italy	1,018,464	—	—	1,018,464
Japan	11,070,542	—	—	11,070,542
Mexico	8,682	—	—	8,682
Netherlands	1,624,323	—	—	1,624,323
New Zealand	93,482	—	—	93,482
Norway	358,923	—	—	358,923
Portugal	71,236	—	—	71,236
Singapore	667,996	—	—	667,996
South Africa	7,546	—	—	7,546
Spain	1,272,030	—	—	1,272,030
Sweden	1,529,167	—	—	1,529,167
Switzerland	4,706,086	—	—	4,706,086
United Kingdom	6,338,266	—	—	6,338,266
United States	85,808	—	—	85,808
Total Common Stocks	45,943,968	—	—	45,943,968
Preferred Stocks
Germany	145,694	—	—	145,694
Short-Term Investments:
Money Market Funds	548,198	—	—	548,198
Total Investments in Securities	$46,637,860	$—	$—	$46,637,860

(e)
For a complete listing of investments and their countries, see the Schedules of Investments.

For the period ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.
See notes to financial statements.

Schedules of Investments — IQ Candriam ESG U.S. Equity ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.8%
Communication Services — 10.9%
Activision Blizzard, Inc.	263	$16,761
Alphabet, Inc., Class A*	104	140,057
Alphabet, Inc., Class C*	104	140,261
AT&T, Inc.	2,533	77,181
CenturyLink, Inc.(a)	378	4,014
Charter Communications, Inc., Class A*	53	26,247
Comcast Corp., Class A	1,565	58,891
Discovery, Inc., Class A*(a)	53	1,188
Discovery, Inc., Class C*	117	2,388
DISH Network Corp., Class A*	86	2,151
Electronic Arts, Inc.*	100	11,426
Fox Corp., Class A	122	3,156
Fox Corp., Class B	57	1,457
Interpublic Group of Cos., Inc. (The)	135	2,292
Omnicom Group, Inc.	75	4,277
Sirius XM Holdings, Inc.(a)	389	2,299
Take-Two Interactive Software, Inc.*	39	4,721
Twitter, Inc.*	260	7,457
Verizon Communications, Inc.	1,435	82,441
ViacomCBS, Inc., Class B	188	3,245
Walt Disney Co. (The)	625	67,594
Total Communication Services		659,504
Consumer Discretionary — 13.7%
Advance Auto Parts, Inc.	23	2,781
Amazon.com, Inc.*	145	358,730
Aramark	86	2,349
Autoliv, Inc.	30	1,801
Best Buy Co., Inc.	80	6,138
Booking Holdings, Inc.*	14	20,728
BorgWarner, Inc.(a)	72	2,057
CarMax, Inc.*(a)	57	4,198
Chipotle Mexican Grill, Inc.*	10	8,786
Darden Restaurants, Inc.	42	3,099
Dollar General Corp.	88	15,426
eBay, Inc.	271	10,794
Ford Motor Co.	1,351	6,877
Gap, Inc. (The)(a)	98	796
Hasbro, Inc.	45	3,249
Hilton Worldwide Holdings, Inc.	97	7,344
Home Depot, Inc. (The)	378	83,096
Lear Corp.	21	2,051
Lowe’s Cos., Inc.	267	27,968
Lululemon Athletica, Inc.*	40	8,939
Marriott International, Inc., Class A	92	8,366
McDonald’s Corp.	261	48,953
MercadoLibre, Inc.*	16	9,336
Mohawk Industries, Inc.*	21	1,842
NIKE, Inc., Class B	426	37,139
PulteGroup, Inc.	89	2,516
PVH Corp.	25	1,231
Royal Caribbean Cruises Ltd.	60	2,806
Starbucks Corp.	396	30,385
Tapestry, Inc.	96	1,428
Target Corp.	175	19,205
Tesla, Inc.*	49	38,312
Tiffany & Co.	42	5,313
TJX Cos., Inc. (The)	385	18,884
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Tractor Supply Co.	41	$4,159
Ulta Beauty, Inc.*	19	4,140
Under Armour, Inc., Class C*	67	621
Under Armour, Inc., Class A*	65	677
VF Corp.	115	6,682
Yum! Brands, Inc.	105	9,075
Total Consumer Discretionary		828,277
Consumer Staples — 6.6%
Bunge Ltd.	48	1,904
Campbell Soup Co.	67	3,349
Church & Dwight Co., Inc.	86	6,019
Clorox Co. (The)	43	8,017
Coca-Cola Co. (The)	1,333	61,171
Colgate-Palmolive Co.	296	20,800
Conagra Brands, Inc.	169	5,651
Estee Lauder Cos., Inc. (The), Class A	76	13,406
General Mills, Inc.	209	12,517
Hershey Co. (The)	51	6,754
Hormel Foods Corp.	97	4,544
JM Smucker Co. (The)	38	4,367
Kellogg Co.	88	5,764
Keurig Dr Pepper, Inc.(a)	93	2,461
Kimberly-Clark Corp.	119	16,479
Kroger Co. (The)	277	8,756
McCormick & Co., Inc.	42	6,587
Molson Coors Beverage Co., Class B(a)	63	2,584
Mondelez International, Inc., Class A	492	25,309
PepsiCo, Inc.	483	63,896
Procter & Gamble Co. (The)	853	100,543
Sysco Corp.	170	9,566
Walgreens Boots Alliance, Inc.	257	11,126
Total Consumer Staples		401,570
Energy — 0.8%
Baker Hughes Co.	227	3,167
Cheniere Energy, Inc.*(a)	81	3,782
Halliburton Co.	284	2,982
Kinder Morgan, Inc.	679	10,341
ONEOK, Inc.	143	4,280
Schlumberger Ltd.	483	8,124
Targa Resources Corp.	79	1,024
Valero Energy Corp.	143	9,059
Williams Cos., Inc. (The)	423	8,193
Total Energy		50,952
Financials — 5.7%
Aflac, Inc.	238	8,863
Allstate Corp. (The)	110	11,189
American Express Co.	215	19,619
American International Group, Inc.	304	7,731
Ameriprise Financial, Inc.	44	5,057
Annaly Capital Management, Inc.	498	3,113
AON PLC*	80	13,814
Arch Capital Group Ltd.*	137	3,292
Bank of New York Mellon Corp. (The)	293	10,999
Capital One Financial Corp.	161	10,426
Chubb Ltd.*	134	14,473

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Financials (continued)
Cincinnati Financial Corp.	56	$3,685
Comerica, Inc.	50	1,743
Discover Financial Services	108	4,641
E*TRADE Financial Corp.	79	3,208
Fifth Third Bancorp	247	4,616
First Republic Bank	58	6,049
Franklin Resources, Inc.(a)	99	1,865
Globe Life, Inc.	35	2,882
Hartford Financial Services Group, Inc. (The)	125	4,749
Huntington Bancshares, Inc.	357	3,299
Intercontinental Exchange, Inc.	192	17,174
KeyCorp	342	3,984
Lincoln National Corp.	69	2,447
Marsh & McLennan Cos., Inc.	176	17,130
MetLife, Inc.	248	8,948
Moody’s Corp.	57	13,902
Morgan Stanley	430	16,955
MSCI, Inc.	28	9,156
Northern Trust Corp.	71	5,620
PNC Financial Services Group, Inc. (The)	140	14,934
Progressive Corp. (The)	202	15,615
Prudential Financial, Inc.	140	8,732
Raymond James Financial, Inc.	43	2,835
Regions Financial Corp.	335	3,601
Reinsurance Group of America, Inc.	22	2,303
S&P Global, Inc.	85	24,895
Travelers Cos., Inc. (The)	88	8,907
Truist Financial Corp.	466	17,391
Zions Bancorp NA	59	1,865
Total Financials		341,707
Health Care — 16.0%
Abbott Laboratories	609	56,083
AbbVie, Inc.	513	42,169
ABIOMED, Inc.*	15	2,869
Agilent Technologies, Inc.	108	8,279
Alexion Pharmaceuticals, Inc.*	74	7,953
Align Technology, Inc.*	25	5,371
AmerisourceBergen Corp.	52	4,662
Amgen, Inc.	206	49,279
Baxter International, Inc.	178	15,803
Becton Dickinson and Co.	94	23,738
Biogen, Inc.*	62	18,403
Boston Scientific Corp.*	485	18,178
Bristol-Myers Squibb Co.	812	49,378
Cardinal Health, Inc.	102	5,047
Centene Corp.*	199	13,249
Cerner Corp.	106	7,355
Cigna Corp.	129	25,256
Cooper Cos., Inc. (The)	17	4,874
CVS Health Corp.	450	27,697
Danaher Corp.	221	36,125
Edwards Lifesciences Corp.*	72	15,660
Eli Lilly & Co.	293	45,309
Gilead Sciences, Inc.	437	36,708
HCA Healthcare, Inc.	93	10,219
Hologic, Inc.*	93	4,659
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Humana, Inc.	46	$17,564
Illumina, Inc.*	51	16,271
Incyte Corp.*	63	6,153
IQVIA Holdings, Inc.*	62	8,841
Jazz Pharmaceuticals PLC*	19	2,095
Johnson & Johnson	913	136,986
Laboratory Corp. of America Holdings*	34	5,591
Medtronic PLC	465	45,398
Merck & Co., Inc.	883	70,057
Mettler-Toledo International, Inc.*	8	5,759
Mylan NV*	179	3,002
Perrigo Co. PLC	46	2,452
Quest Diagnostics, Inc.	47	5,175
ResMed, Inc.	49	7,611
Stryker Corp.	113	21,067
Thermo Fisher Scientific, Inc.	139	46,520
Varian Medical Systems, Inc.*	32	3,660
Vertex Pharmaceuticals, Inc.*	89	22,357
Waters Corp.*	22	4,114
Total Health Care		964,996
Industrials — 5.2%
3M Co.	199	30,232
CH Robinson Worldwide, Inc.	47	3,332
Cintas Corp.	30	6,655
CoStar Group, Inc.*	13	8,427
CSX Corp.	259	17,154
Cummins, Inc.	52	8,502
Deere & Co.	108	15,666
Dover Corp.	50	4,682
Eaton Corp. PLC	144	12,024
FedEx Corp.	84	10,649
General Electric Co.	2,982	20,278
Johnson Controls International PLC*	269	7,831
Kansas City Southern	34	4,439
Masco Corp.	99	4,063
Nielsen Holdings PLC	124	1,826
Norfolk Southern Corp.	90	15,399
Parker-Hannifin Corp.	44	6,957
Republic Services, Inc.	73	5,719
Rockwell Automation, Inc.	40	7,579
Roper Technologies, Inc.	35	11,936
Southwest Airlines Co.	164	5,125
Stanley Black & Decker, Inc.	53	5,841
Union Pacific Corp.	240	38,350
United Parcel Service, Inc., Class B	243	23,002
United Rentals, Inc.*(a)	26	3,341
Verisk Analytics, Inc.	56	8,558
Waste Management, Inc.	146	14,603
WW Grainger, Inc.	16	4,409
Xylem, Inc.	63	4,530
Total Industrials		311,109
Information Technology — 32.8%
Accenture PLC, Class A	220	40,742
Adobe, Inc.*	167	59,058
Advanced Micro Devices, Inc.*	386	20,222
Akamai Technologies, Inc.*	55	5,374

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Alliance Data Systems Corp.	15	$751
Amphenol Corp., Class A	103	9,091
Analog Devices, Inc.	128	14,029
ANSYS, Inc.*	29	7,593
Apple, Inc.	1,337	392,811
Applied Materials, Inc.	318	15,798
Autodesk, Inc.*	76	14,222
Automatic Data Processing, Inc.	139	20,390
Broadcom, Inc.	134	36,397
Broadridge Financial Solutions, Inc.	40	4,640
Cadence Design Systems, Inc.*	97	7,870
Cisco Systems, Inc.	1,471	62,341
Citrix Systems, Inc.	43	6,235
Cognizant Technology Solutions Corp., Class A	191	11,082
Corning, Inc.	268	5,899
Dell Technologies, Inc., Class C*	76	3,244
F5 Networks, Inc.*	26	3,621
Fortinet, Inc.*	51	5,495
Hewlett Packard Enterprise Co.	451	4,537
HP, Inc.	507	7,864
Intel Corp.	1,509	90,510
International Business Machines Corp.	307	38,547
Intuit, Inc.	87	23,473
Juniper Networks, Inc.	116	2,506
KLA Corp.	54	8,861
Lam Research Corp.	50	12,764
Mastercard, Inc., Class A	305	83,866
Microchip Technology, Inc.(a)	82	7,194
Micron Technology, Inc.*	387	18,533
Microsoft Corp.	2,610	467,738
Motorola Solutions, Inc.	59	8,485
NortonLifeLock, Inc.	200	4,254
NVIDIA Corp.	203	59,333
Oracle Corp.	716	37,926
PayPal Holdings, Inc.*	407	50,061
QUALCOMM, Inc.	396	31,153
salesforce.com, Inc.*	296	47,937
Seagate Technology PLC	80	3,996
ServiceNow, Inc.*	65	22,850
Splunk, Inc.*(a)	54	7,579
SS&C Technologies Holdings, Inc.	77	4,247
Synopsys, Inc.*	52	8,170
TE Connectivity Ltd.	117	8,595
Texas Instruments, Inc.	324	37,607
VeriSign, Inc.*	36	7,542
Visa, Inc., Class A(a)	590	105,445
VMware, Inc., Class A*(a)	27	3,551
Western Union Co. (The)	145	2,765
Workday, Inc., Class A*	57	8,772
Xilinx, Inc.	88	7,691
Total Information Technology		1,981,257
Materials — 2.8%
Air Products & Chemicals, Inc.	76	17,144
Albemarle Corp.(a)	37	2,273
Axalta Coating Systems Ltd.*	73	1,441
Ball Corp.	114	7,477
	Shares	Value
Common Stocks (continued)
Materials (continued)
DuPont de Nemours, Inc.	258	$12,131
Ecolab, Inc.	89	17,222
International Flavors & Fragrances, Inc.(a)	37	4,848
International Paper Co.	137	4,692
Linde PLC*	186	34,222
LyondellBasell Industries NV, Class A	89	5,158
Mosaic Co. (The)	132	1,519
Newmont Corp.	285	16,952
Nucor Corp.	105	4,325
Packaging Corp. of America	33	3,189
PPG Industries, Inc.	82	7,448
Sealed Air Corp.	54	1,544
Sherwin-Williams Co. (The)	29	15,555
Steel Dynamics, Inc.	72	1,747
Vulcan Materials Co.	46	5,197
Westrock Co.	89	2,865
Total Materials		166,949
Real Estate — 3.7%
Alexandria Real Estate Equities, Inc.	42	6,598
American Tower Corp.	153	36,414
AvalonBay Communities, Inc.	48	7,822
Boston Properties, Inc.	54	5,248
CBRE Group, Inc., Class A*	112	4,808
Crown Castle International Corp.	144	22,958
Digital Realty Trust, Inc.(a)	72	10,763
Duke Realty Corp.	128	4,442
Equinix, Inc.	29	19,581
Equity Residential	128	8,328
Essex Property Trust, Inc.	23	5,614
Extra Space Storage, Inc.	44	3,883
Healthpeak Properties, Inc.	178	4,653
Host Hotels & Resorts, Inc.	248	3,053
Iron Mountain, Inc.(a)	99	2,394
Kimco Realty Corp.	143	1,560
Mid-America Apartment Communities, Inc.	40	4,477
Prologis, Inc.	219	19,541
Regency Centers Corp.	58	2,547
SBA Communications Corp.	39	11,307
Simon Property Group, Inc.	104	6,944
SL Green Realty Corp.(a)	28	1,485
UDR, Inc.	101	3,784
Ventas, Inc.	130	4,205
Vornado Realty Trust	60	2,629
Welltower, Inc.	141	7,223
Weyerhaeuser Co.	260	5,686
WP Carey, Inc.	60	3,947
Total Real Estate		221,894
Utilities — 1.6%
American Water Works Co., Inc.	63	7,667
Atmos Energy Corp.	42	4,283
Avangrid, Inc.(a)	19	817
CenterPoint Energy, Inc.	175	2,980
Consolidated Edison, Inc.	116	9,141
Eversource Energy	113	9,119
NextEra Energy, Inc.	169	39,059

See notes to financial statements.

Schedules of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Utilities (continued)
Public Service Enterprise Group, Inc.	176	$8,925
Sempra Energy	98	12,137
Total Utilities		94,128
Total Common Stocks (Cost $6,285,395)		6,022,343
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	3,669	3,669
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	5,575	5,575
Total Short-Term Investments (Cost $9,244)		9,244
Total Investments — 100.0%
(Cost $6,294,639)		6,031,587
	Shares	Value
Other Assets and Liabilities, Net — 0.0%(d)		$2,160
Net Assets — 100.0%		$6,033,747

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $169,347; total market value of collateral held by the Fund was $176,690. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $173,021.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

(d)
Less than 0.05%.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$6,022,343	$—	$—	$6,022,343
Short-Term Investments:
Money Market Funds	9,244	—	—	9,244
Total Investments in Securities	$6,031,587	$—	$—	$6,031,587

(e)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the period ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.9%
Communication Services — 4.0%
AMC Entertainment Holdings, Inc., Class A(a)	57,904	$284,888
AMC Networks, Inc., Class A*(a)	7,527	179,519
Anterix, Inc.*(a)	4,006	210,315
Clear Channel Outdoor Holdings, Inc., Class A*	285,904	275,840
Cogent Communications Holdings, Inc.	2,232	187,108
Emerald Holding, Inc.	70,647	161,075
Gannett Co., Inc.	123,634	139,706
John Wiley & Sons, Inc., Class A	4,882	183,319
Liberty Latin America Ltd., Class C*	17,835	184,414
Loral Space & Communications, Inc.*	11,261	247,742
Marcus Corp. (The)	14,853	215,963
Meredith Corp.(a)	14,973	222,050
National CineMedia, Inc.	56,127	185,219
ORBCOMM, Inc.*	74,991	197,976
QuinStreet, Inc.*	22,730	230,937
Scholastic Corp.	7,178	208,664
Sinclair Broadcast Group, Inc., Class A(a)	11,378	200,822
Telephone and Data Systems, Inc.	10,918	214,211
United States Cellular Corp.*	6,247	198,842
Yelp, Inc., Class A*	10,148	226,808
Total Communication Services		4,155,418
Consumer Discretionary — 10.9%
1-800-Flowers.com, Inc., Class A*(a)	13,831	265,417
American Outdoor Brands Corp.*	22,046	208,665
Asbury Automotive Group, Inc.*	3,313	223,627
BJ’s Restaurants, Inc.	13,173	287,962
Bloomin’ Brands, Inc.	25,627	308,805
Brinker International, Inc.(a)	15,236	354,694
Cato Corp. (The), Class A	17,148	193,086
Cavco Industries, Inc.*	1,263	195,361
Century Communities, Inc.*(a)	12,610	270,106
Cooper Tire & Rubber Co.	11,226	237,879
Core-Mark Holding Co., Inc.	6,405	184,080
Duluth Holdings, Inc., Class B*(a)	45,630	182,976
Fossil Group, Inc.*(a)	55,616	220,239
Genesco, Inc.*	13,717	259,663
Gentherm, Inc.*	5,827	218,163
GoPro, Inc., Class A*(a)	69,839	245,833
Graham Holdings Co., Class B	537	209,435
Green Brick Partners, Inc.*	22,730	202,524
Haverty Furniture Cos., Inc.	15,388	208,200
Houghton Mifflin Harcourt Co.*	97,329	155,726
Hyatt Hotels Corp., Class A(a)	3,820	214,913
Johnson Outdoors, Inc., Class A	2,919	199,543
K12, Inc.*	9,703	220,355
KB Home	10,110	265,286
La-Z-Boy, Inc., Class Z	8,903	208,775
LCI Industries	2,737	237,353
LGI Homes, Inc.*(a)	4,053	245,531
Lindblad Expeditions Holdings, Inc.*	43,879	293,112
Lithia Motors, Inc., Class A	2,237	247,323
M/I Homes, Inc.*	11,069	281,817
MarineMax, Inc.*	17,560	253,040
MDC Holdings, Inc.	7,886	230,666
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Meritage Homes Corp.*	5,011	$263,378
Murphy USA, Inc.*	2,169	231,649
Perdoceo Education Corp.*	16,958	220,454
Playa Hotels & Resorts NV*	104,560	258,263
Rent-A-Center, Inc., Class A	12,940	257,571
Ruth’s Hospitality Group, Inc.	27,392	308,297
Sally Beauty Holdings, Inc.*(a)	22,646	219,893
Shoe Carnival, Inc.(a)	8,809	208,069
Sleep Number Corp.*	9,550	285,545
Standard Motor Products, Inc.	4,401	179,077
Taylor Morrison Home Corp.*	16,634	242,025
TRI Pointe Group, Inc.*	20,864	239,519
Unifi, Inc.*	15,842	163,965
Universal Electronics, Inc.*	4,769	196,864
Urban Outfitters, Inc.*(a)	12,849	222,802
Vista Outdoor, Inc.*	20,793	210,425
Total Consumer Discretionary		11,237,951
Consumer Staples — 3.3%
B&G Foods, Inc., Class A(a)	10,116	196,453
Central Garden & Pet Co., Class A*	7,155	217,583
Coca-Cola Consolidated, Inc.	877	206,507
Darling Ingredients, Inc.*	9,545	196,532
Edgewell Personal Care Co.*	7,598	209,781
Fresh Del Monte Produce, Inc.	6,628	188,964
Hain Celestial Group, Inc. (The)*(a)	7,047	182,094
Ingles Markets, Inc., Class A	5,061	206,641
Medifast, Inc.(a)	2,929	222,252
National Beverage Corp.*(a)	4,290	215,487
SpartanNash Co.	12,778	219,143
Sprouts Farmers Market, Inc.*	9,842	204,517
Turning Point Brands, Inc.	8,668	201,964
Universal Corp./VA	4,139	200,203
USANA Health Sciences, Inc.*	3,167	282,560
Vector Group Ltd.	19,424	207,837
Total Consumer Staples		3,358,518
Energy — 3.3%
Cactus, Inc., Class A	15,775	280,479
CNX Resources Corp.*	34,395	364,587
Core Laboratories NV	17,696	347,018
Liberty Oilfield Services, Inc., Class A	68,022	321,064
Magnolia Oil & Gas Corp., Class A*	45,744	295,964
Patterson-UTI Energy, Inc.	77,863	287,314
PBF Energy, Inc., Class A(a)	25,845	294,633
Peabody Energy Corp.(a)	63,097	213,899
ProPetro Holding Corp.*	73,190	310,326
Select Energy Services, Inc., Class A*	56,649	271,915
US Silica Holdings, Inc.	101,655	195,178
World Fuel Services Corp.	7,266	181,650
Total Energy		3,364,027
Financials — 21.4%
AG Mortgage Investment Trust, Inc.(a)	66,781	213,031
Allegiance Bancshares, Inc.	7,589	190,332
Amalgamated Bank, Class A	16,912	180,958
American National Insurance Co.	2,220	178,710
Ameris Bancorp	7,701	195,836

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Financials (continued)
ARMOUR Residential REIT, Inc.	20,769	$183,598
Artisan Partners Asset Management, Inc., Class A	8,514	250,652
Atlantic Capital Bancshares, Inc.*	15,415	193,458
Axos Financial, Inc.*	10,093	232,644
B. Riley Financial, Inc.	9,933	197,567
Bank of Marin Bancorp	6,100	201,056
BankUnited, Inc.	9,785	193,841
Banner Corp.	5,538	212,825
Berkshire Hills Bancorp, Inc.	12,313	209,814
BGC Partners, Inc., Class A	72,610	224,728
Blucora, Inc.*	15,184	213,639
Boston Private Financial Holdings, Inc.	25,591	194,492
Bridge Bancorp, Inc.	8,647	178,906
Brookline Bancorp, Inc.	16,221	165,616
Bryn Mawr Bank Corp.	6,447	187,704
Byline Bancorp, Inc.	17,644	217,374
Cambridge Bancorp	3,519	196,290
Camden National Corp.	5,817	190,507
Capstead Mortgage Corp.	43,565	226,102
Carter Bank & Trust	19,932	188,955
Cathay General Bancorp	7,972	222,578
CBTX, Inc.	10,297	185,964
CNO Financial Group, Inc.	14,767	207,624
Colony Credit Real Estate, Inc.	46,442	223,386
Cowen, Inc., Class A	18,942	207,415
Customers Bancorp, Inc.*	16,740	213,602
Diamond Hill Investment Group, Inc.	2,027	222,078
Dynex Capital, Inc.(a)	17,527	250,811
Eagle Bancorp, Inc.	6,057	212,480
Ellington Financial, Inc.	32,044	332,937
Enterprise Financial Services Corp.	6,555	201,501
Equity Bancshares, Inc., Class A*	10,608	198,794
Farmers National Banc Corp.	15,733	194,932
Federal Agricultural Mortgage Corp., Class C	3,289	219,146
Federated Hermes, Inc., Class B	9,606	218,729
First Bancshares, Inc. (The)	9,596	191,152
First Commonwealth Financial Corp.	20,019	190,581
First Community Bankshares, Inc.	7,854	185,119
First Financial Corp.	5,426	192,732
First Foundation, Inc.	17,904	246,359
First Merchants Corp.	6,908	195,566
First Midwest Bancorp, Inc.	13,826	204,348
Flagstar Bancorp, Inc.	9,227	239,072
Flushing Financial Corp.	13,696	171,063
Great Southern Bancorp, Inc.	4,529	192,800
Green Dot Corp., Class A*	7,207	219,814
Greenhill & Co., Inc.	18,595	198,409
Hancock Whitney Corp.	9,374	196,010
Hanmi Financial Corp.	16,864	203,548
HarborOne Bancorp, Inc.*	24,300	194,886
Heartland Financial USA, Inc.	6,059	205,824
Heritage Commerce Corp.	23,856	211,841
Heritage Insurance Holdings, Inc.	17,085	193,744
HomeStreet, Inc.	8,231	210,302
Hope Bancorp, Inc.	22,261	221,497
Houlihan Lokey, Inc.	3,511	208,483
	Shares	Value
Common Stocks (continued)
Financials (continued)
Independent Bank Corp.	14,218	$208,862
INTL.FCStone, Inc.*	5,046	201,638
Invesco Mortgage Capital, Inc.	53,658	163,120
Investors Title Co.	1,429	191,343
Lakeland Bancorp, Inc.	16,926	189,402
Meridian Bancorp, Inc.	16,307	192,096
MFA Financial, Inc.	118,049	206,586
Midland States Bancorp, Inc.	10,461	169,677
MidWestOne Financial Group, Inc.	8,738	182,362
Mr Cooper Group, Inc.*	24,962	239,136
National Bank Holdings Corp., Class A	7,657	203,523
National General Holdings Corp.	11,057	210,415
New York Mortgage Trust, Inc.	118,049	257,347
Nicolet Bankshares, Inc.*	3,352	184,427
NMI Holdings, Inc., Class A*	15,761	213,089
OceanFirst Financial Corp.	11,500	193,775
OFG Bancorp	16,367	205,897
Oppenheimer Holdings, Inc., Class A	9,260	190,571
Orchid Island Capital, Inc.	62,026	244,382
Pacific Premier Bancorp, Inc.	9,713	207,373
Peapack-Gladstone Financial Corp.	10,194	192,361
PennyMac Financial Services, Inc.	8,277	249,717
Peoples Bancorp, Inc.	8,261	200,825
Piper Sandler Cos.	3,619	195,100
PJT Partners, Inc., Class A	4,217	205,115
Preferred Bank/Los Angeles CA	5,410	206,392
Provident Financial Services, Inc.	14,229	204,186
QCR Holdings, Inc.	6,759	208,042
S&T Bancorp, Inc.	6,698	178,904
Sandy Spring Bancorp, Inc.	8,081	206,066
Sculptor Capital Management, Inc., Class A	13,515	198,130
ServisFirst Bancshares, Inc.	6,240	221,645
Sierra Bancorp	10,409	211,303
Simmons First National Corp., Class A	9,944	185,953
Southern National Bancorp of Virginia, Inc.	18,595	187,252
TCF Financial Corp.	8,074	239,717
Third Point Reinsurance Ltd.*	24,693	183,716
United Community Banks, Inc.	9,994	211,323
United Insurance Holdings Corp.	19,802	169,307
Universal Insurance Holdings, Inc.	10,211	186,147
Univest Financial Corp.	11,212	198,452
Virtu Financial, Inc., Class A(a)	8,789	205,399
Virtus Investment Partners, Inc.	2,405	195,454
Walker & Dunlop, Inc.	4,544	174,626
Waterstone Financial, Inc.	12,585	182,734
WesBanco, Inc.	7,721	190,554
WSFS Financial Corp.	7,343	214,269
Total Financials		22,061,472
Health Care — 15.2%
Aerie Pharmaceuticals, Inc.*(a)	13,553	206,548
Amicus Therapeutics, Inc.*(a)	19,802	233,862
AMN Healthcare Services, Inc.*	3,165	148,692
AngioDynamics, Inc.*	17,543	182,973
Anika Therapeutics, Inc.*	6,328	210,279
Antares Pharma, Inc.*	77,532	251,204

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Arcus Biosciences, Inc.*	13,183	$348,163
Arrowhead Pharmaceuticals, Inc.*	6,360	218,975
Arvinas, Inc.*	4,541	238,402
Athenex, Inc.*	23,640	211,342
AtriCure, Inc.*	5,447	234,875
Axogen, Inc.*	17,594	171,541
Axonics Modulation Technologies, Inc.*(a)	7,201	231,944
BioSpecifics Technologies Corp.*	3,235	184,104
CareDx, Inc.*(a)	8,383	212,760
Catalyst Pharmaceuticals, Inc.*	47,527	225,278
Clovis Oncology, Inc.*(a)	28,769	218,932
Codexis, Inc.*	16,397	190,369
Collegium Pharmaceutical, Inc.*(a)	11,205	231,719
Computer Programs and Systems, Inc.	8,224	197,623
Corcept Therapeutics, Inc.*	15,388	194,812
Emergent BioSolutions, Inc.*	3,162	233,830
Enanta Pharmaceuticals, Inc.*	3,557	164,938
Ensign Group, Inc. (The)	4,866	182,037
Fluidigm Corp.*	72,039	161,367
G1 Therapeutics, Inc.*	16,605	218,024
GenMark Diagnostics, Inc.*	44,412	555,594
HealthStream, Inc.*	7,641	174,406
HMS Holdings Corp.*	7,242	207,664
Innoviva, Inc.*	15,560	220,641
Integer Holdings Corp.*	2,911	216,753
Intersect ENT, Inc.*	15,441	177,263
Iovance Biotherapeutics, Inc.*(a)	6,113	196,533
Krystal Biotech, Inc.*(a)	4,232	199,708
Ligand Pharmaceuticals, Inc.*(a)	2,517	248,101
Luminex Corp.	6,646	239,588
Magellan Health, Inc.*	3,803	230,956
Medpace Holdings, Inc.*	2,494	199,171
Meridian Bioscience, Inc.*	21,783	261,396
Momenta Pharmaceuticals, Inc.*	6,728	213,278
Myriad Genetics, Inc.*	12,787	197,687
NanoString Technologies, Inc.*	7,608	241,630
National HealthCare Corp.	2,551	174,412
Natus Medical, Inc.*	7,911	197,696
Nevro Corp.*	1,830	215,281
NextGen Healthcare, Inc.*	17,527	184,910
NuVasive, Inc.*	3,612	219,899
Omnicell, Inc.*	2,790	203,391
OPKO Health, Inc.*(a)	136,550	303,141
OraSure Technologies, Inc.*	17,006	271,076
Patterson Cos., Inc.(a)	11,968	218,775
Premier, Inc., Class A*	5,593	185,464
Prestige Consumer Healthcare, Inc.*	4,989	203,002
Provention Bio, Inc.*	19,890	227,542
Providence Service Corp. (The)*	3,335	193,463
Quidel Corp.*	1,871	260,069
R1 RCM, Inc.*	20,129	207,731
Radius Health, Inc.*	14,075	220,837
Select Medical Holdings Corp.*	12,198	208,220
SI-BONE, Inc.*	15,312	247,595
SIGA Technologies, Inc.*	38,280	226,235
Surmodics, Inc.*	5,492	209,245
TCR2 Therapeutics, Inc.*(a)	23,640	225,526
	Shares	Value
Common Stocks (continued)
Health Care (continued)
TG Therapeutics, Inc.*(a)	18,595	$218,677
Triple-S Management Corp., Class B*	12,977	219,701
Twist Bioscience Corp.*	5,984	195,737
United Therapeutics Corp.*	1,929	211,341
Utah Medical Products, Inc.	1,945	161,435
Vanda Pharmaceuticals, Inc.*	17,661	203,101
Vocera Communications, Inc.*	8,614	163,321
Y-mAbs Therapeutics, Inc.*(a)	7,011	235,429
Zogenix, Inc.*(a)	7,399	208,874
Total Health Care		15,706,088
Industrials — 16.5%
ABM Industries, Inc.	7,511	259,054
Alamo Group, Inc.	2,061	202,885
Allied Motion Technologies, Inc.	7,721	222,519
Applied Industrial Technologies, Inc.	4,002	209,665
Arcosa, Inc.	4,604	171,591
ASGN, Inc.*	5,181	240,657
Atkore International Group, Inc.*	8,685	211,393
AZZ, Inc.	6,508	204,286
Barnes Group, Inc.	4,373	167,836
Barrett Business Services, Inc.	4,616	225,815
Beacon Roofing Supply, Inc.*	11,062	243,364
Blue Bird Corp.*	16,740	205,400
BMC Stock Holdings, Inc.*	10,321	219,321
BrightView Holdings, Inc.*	16,544	212,094
CAI International, Inc.*	12,940	213,381
CBIZ, Inc.*	8,747	207,741
Cimpress PLC*(a)	3,440	250,398
Comfort Systems USA, Inc.	5,006	166,700
CRA International, Inc.	5,477	230,746
CSW Industrials, Inc.	2,822	186,929
Douglas Dynamics, Inc.	5,153	190,455
Ducommun, Inc.*	7,362	207,903
Encore Wire Corp.	4,358	199,509
EnerSys	3,695	215,751
Ennis, Inc.	9,743	181,317
ESCO Technologies, Inc.	2,411	183,959
Evoqua Water Technologies Corp.*	16,322	261,968
Federal Signal Corp.	6,708	180,646
Forward Air Corp.	3,613	186,431
Foundation Building Materials, Inc.*	17,782	208,049
Franklin Electric Co., Inc.	3,882	197,206
GATX Corp.(a)	2,926	173,512
Gorman-Rupp Co. (The)	5,863	172,958
Great Lakes Dredge & Dock Corp.*	22,046	194,887
Healthcare Services Group, Inc.	7,654	195,100
Heartland Express, Inc.	9,853	193,020
Heidrick & Struggles International, Inc.	8,132	182,482
Heritage-Crystal Clean, Inc.*	11,266	206,731
Herman Miller, Inc.	8,243	185,797
Hillenbrand, Inc.	9,575	200,596
HNI Corp.	7,263	176,781
Hub Group, Inc., Class A*	4,024	193,595
Huron Consulting Group, Inc.*	4,034	226,065
Hyster-Yale Materials Handling, Inc.	4,565	178,218
KAR Auction Services, Inc.	15,249	228,430
Kelly Services, Inc., Class A	14,419	222,774

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Kforce, Inc.	7,155	$214,292
Kimball International, Inc., Class B	15,364	188,516
Knoll, Inc.	17,731	206,743
Korn Ferry	7,524	216,917
Macquarie Infrastructure Corp.	7,248	199,972
Marten Transport Ltd.	8,916	199,897
Matson, Inc.	5,976	180,714
McGrath RentCorp	3,493	190,543
Miller Industries, Inc.	6,470	196,559
Mistras Group, Inc.*	42,952	204,022
Mueller Industries, Inc.	7,644	197,980
Mueller Water Products, Inc., Class A	22,844	216,790
MYR Group, Inc.*	6,986	209,580
PGT Innovations, Inc.*	21,809	225,505
Powell Industries, Inc.	7,129	180,863
Primoris Services Corp.	11,508	179,640
Quanex Building Products Corp.	18,154	226,380
Regal Beloit Corp.	2,907	206,426
Resources Connection, Inc.	16,680	181,478
Rush Enterprises, Inc., Class A	5,732	214,950
Saia, Inc.*	2,489	230,282
Simpson Manufacturing Co., Inc.	2,952	212,839
SP Plus Corp.*	8,818	185,972
Spirit Airlines, Inc.*(a)	14,195	213,209
SPX Corp.*	5,605	213,719
Standex International Corp.	3,733	186,053
Steelcase, Inc., Class A	18,539	203,002
Sterling Construction Co., Inc.*	19,261	190,299
Systemax, Inc.	10,321	204,975
Tennant Co.	3,157	186,800
Thermon Group Holdings, Inc.*	12,142	185,530
Timken Co. (The)	5,658	212,628
TriMas Corp.*	7,921	188,837
Triton International Ltd.	7,072	219,091
UniFirst Corp.	1,211	203,630
Watts Water Technologies, Inc., Class A	2,162	178,149
Werner Enterprises, Inc.	5,046	202,445
WESCO International, Inc.*	8,007	207,141
Total Industrials		17,058,283
Information Technology — 13.1%
2U, Inc.*(a)	8,623	204,796
A10 Networks, Inc.*	29,466	201,253
Agilysys, Inc.*	10,956	214,628
Alarm.Com Holdings, Inc.*(a)	4,702	210,320
American Software, Inc., Class A	12,877	212,213
Arlo Technologies, Inc.*	75,300	206,322
Axcelis Technologies, Inc.*	9,994	233,460
Benchmark Electronics, Inc.	9,153	189,101
Benefitfocus, Inc.*	20,536	222,405
Box, Inc., Class A*	13,032	210,336
Cabot Microelectronics Corp.	1,602	196,309
Calix, Inc.*	25,845	297,217
Casa Systems, Inc.*	52,280	268,196
Cass Information Systems, Inc.	5,203	208,692
Cirrus Logic, Inc.*	2,788	210,773
CommVault Systems, Inc.*	4,520	192,959
Cornerstone OnDemand, Inc.*	5,763	193,406
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
CSG Systems International, Inc.	4,371	$212,343
CTS Corp.	7,352	170,272
Diodes, Inc.*	4,503	229,158
Domo, Inc., Class B*	18,408	358,036
DSP Group, Inc.*	13,655	235,549
EchoStar Corp., Class A*	5,723	180,561
ePlus, Inc.*	2,923	206,802
Evo Payments, Inc., Class A*	11,960	238,124
ExlService Holdings, Inc.*	3,517	217,104
Fabrinet*	3,353	210,401
FireEye, Inc.*(a)	17,295	199,065
FormFactor, Inc.*	9,107	212,193
Hackett Group, Inc. (The)	14,385	213,330
Harmonic, Inc.*	31,767	184,249
Insight Enterprises, Inc.*	4,344	235,836
Itron, Inc.*	3,277	228,800
MagnaChip Semiconductor Corp.*	16,559	191,588
ManTech International Corp., Class A(a)	2,519	187,817
MaxLinear, Inc., Class A*	15,680	258,563
Methode Electronics, Inc.	6,924	207,858
MicroStrategy, Inc., Class A*	1,549	195,685
Mitek Systems, Inc.*	23,220	216,643
Model N, Inc.*	8,239	237,778
NETGEAR, Inc.*	8,011	192,104
NetScout Systems, Inc.*	7,731	204,717
NVE Corp.	3,517	199,660
Onto Innovation, Inc.*	6,167	200,181
PC Connection, Inc.	4,440	204,018
Perficient, Inc.*	6,754	235,242
Photronics, Inc.*	17,835	213,128
Power Integrations, Inc.	2,072	212,069
Progress Software Corp.	5,717	233,882
Qualys, Inc.*(a)	2,104	221,846
Rambus, Inc.*	16,485	206,557
Rosetta Stone, Inc.*	13,051	222,911
Sanmina Corp.*	6,708	186,013
ScanSource, Inc.*	8,555	221,746
SPS Commerce, Inc.*	3,935	218,432
Sykes Enterprises, Inc.*	6,746	193,138
Telenav, Inc.*	42,356	197,803
TTEC Holdings, Inc.	4,984	194,276
Varonis Systems, Inc.*	2,874	192,702
Virtusa Corp.*	6,442	212,586
Vishay Intertechnology, Inc.	12,699	210,676
Vishay Precision Group, Inc.*	9,112	210,669
Xperi Corp.	13,154	200,993
Total Information Technology		13,485,490
Materials — 3.9%
Cabot Corp.	7,005	237,399
Compass Minerals International, Inc.	4,757	233,854
Greif, Inc., Class A	5,886	199,476
Hawkins, Inc.	5,140	192,390
Haynes International, Inc.	8,879	196,226
Innospec, Inc.	2,632	190,873
Kaiser Aluminum Corp.(a)	2,640	190,687
Koppers Holdings, Inc.*	14,792	233,122
Materion Corp.	5,226	270,393

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Materials (continued)
Myers Industries, Inc.	17,022	$210,392
PQ Group Holdings, Inc.*	16,787	196,744
Schnitzer Steel Industries, Inc., Class A	14,033	218,353
Schweitzer-Mauduit International, Inc.	6,577	211,911
Stepan Co.	2,069	197,383
Tredegar Corp.	11,706	192,915
UFP Technologies, Inc.*	4,803	206,529
US Concrete, Inc.*	10,087	193,469
Warrior Met Coal, Inc.	17,229	216,224
Worthington Industries, Inc.	6,970	184,287
Total Materials		3,972,627
Real Estate — 7.1%
Alexander & Baldwin, Inc.	16,307	214,274
Altisource Portfolio Solutions SA*	23,856	199,198
American Finance Trust, Inc.	29,276	225,718
Apple Hospitality REIT, Inc.	19,954	193,155
Chatham Lodging Trust	30,805	231,346
Columbia Property Trust, Inc.	14,639	209,191
Consolidated-Tomoka Land Co.	4,037	169,675
CoreCivic, Inc.	16,382	214,932
CorePoint Lodging, Inc.	46,678	203,049
Corporate Office Properties Trust	8,269	218,467
DiamondRock Hospitality Co.	36,020	224,405
Empire State Realty Trust, Inc., Class A	20,421	170,720
Four Corners Property Trust, Inc.	9,780	218,974
Franklin Street Properties Corp.	31,934	173,721
GEO Group, Inc. (The)	15,048	190,809
Hersha Hospitality Trust	51,111	267,311
Investors Real Estate Trust	3,328	208,433
Kennedy-Wilson Holdings, Inc.	13,634	192,921
Mack-Cali Realty Corp.	12,014	194,507
Marcus & Millichap, Inc.*	6,751	196,117
New Senior Investment Group, Inc.	71,475	236,582
Newmark Group, Inc., Class A	43,053	167,046
Office Properties Income Trust	6,715	183,991
Paramount Group, Inc.	20,793	200,652
Piedmont Office Realty Trust, Inc., Class A	10,361	179,763
PotlatchDeltic Corp.	5,829	204,656
Preferred Apartment Communities, Inc., Class A	25,484	188,836
Retail Value, Inc.	14,937	216,138
RLJ Lodging Trust	23,703	220,201
RMR Group, Inc. (The), Class A	6,784	201,213
Safehold, Inc.	2,894	167,157
Saul Centers, Inc.	5,589	182,313
Sunstone Hotel Investors, Inc.	21,008	193,064
Tejon Ranch Co.*	13,013	178,278
Weingarten Realty Investors	12,681	230,667
Whitestone REIT	29,512	200,091
Total Real Estate		7,267,571
Utilities — 1.2%
Avista Corp.	4,306	185,330
NorthWestern Corp.	3,058	176,416
Ormat Technologies, Inc.	2,705	168,819
Otter Tail Corp.	4,116	182,668
	Shares	Value
Common Stocks (continued)
Utilities (continued)
SJW Group	3,167	$188,532
South Jersey Industries, Inc.(a)	7,319	209,250
Unitil Corp.	3,497	175,934
Total Utilities		1,286,949
Total Common Stocks (Cost $99,228,922)		102,954,394
Short-Term Investments — 3.1%
Money Market Funds — 3.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.15%(b)(c)	3,062,369	3,062,369
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(b)	127,704	127,704
Total Short-Term Investments (Cost $3,190,073)		3,190,073
Total Investments — 103.0% (Cost $102,418,995)		106,144,467
Other Assets and Liabilities, Net — (3.0)%		(3,036,219)
Net Assets — 100.0%		$103,108,248

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $9,665,767; total market value of collateral held by the Fund was $10,278,291. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $7,215,922.

(b)
Reflects the 1-day yield at April 30, 2020.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2020
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$102,954,394	$—	$—	$102,954,394
Short-Term Investments:
Money Market Funds	3,190,073	—	—	3,190,073
Total Investments in Securities	$106,144,467	$—	$—	$106,144,467

(d)
For a complete listing of investments and their industries, see the Schedules of Investments.

For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2020
	Shares	Value
Common Stocks — 99.8%
Communication Services — 10.1%
Activision Blizzard, Inc.	32,500	$2,071,225
Alphabet, Inc., Class A*	1,664	2,240,909
AT&T, Inc.	66,316	2,020,648
Comcast Corp., Class A	56,228	2,115,860
Facebook, Inc., Class A*	11,589	2,372,384
Snap, Inc., Class A*	162,583	2,863,086
T-Mobile US, Inc.*	23,041	2,023,000
Twitter, Inc.*	78,710	2,257,403
Verizon Communications, Inc.	35,978	2,066,936
Walt Disney Co. (The)	20,012	2,164,298
Total Communication Services		22,195,749
Consumer Discretionary — 9.3%
AutoZone, Inc.*	2,285	2,331,431
Dollar General Corp.	12,801	2,244,015
Home Depot, Inc. (The)	10,354	2,276,120
Las Vegas Sands Corp.	45,517	2,185,726
NIKE, Inc., Class B	23,364	2,036,874
Ross Stores, Inc.	22,227	2,030,659
Starbucks Corp.	29,405	2,256,246
Target Corp.	20,793	2,281,824
Tesla, Inc.*	3,689	2,884,355
Total Consumer Discretionary		20,527,250
Consumer Staples — 5.5%
Archer-Daniels-Midland Co.	54,949	2,040,806
Costco Wholesale Corp.	6,780	2,054,340
General Mills, Inc.	36,633	2,193,950
Hormel Foods Corp.	41,448	1,941,839
Tyson Foods, Inc., Class A	33,404	2,077,395
Walgreens Boots Alliance, Inc.	42,254	1,829,175
Total Consumer Staples		12,137,505
Energy — 3.5%
Exxon Mobil Corp.	50,912	2,365,881
Phillips 66	36,032	2,636,461
Valero Energy Corp.	42,617	2,699,787
Total Energy		7,702,129
Financials — 14.7%
Allstate Corp. (The)	21,074	2,143,647
American Express Co.	22,580	2,060,425
Bank of New York Mellon Corp. (The)	57,397	2,154,683
Hartford Financial Services Group, Inc. (The)	54,856	2,083,980
Intercontinental Exchange, Inc.	23,940	2,141,433
JPMorgan Chase & Co.	21,472	2,056,159
M&T Bank Corp.	18,690	2,094,775
MetLife, Inc.	63,236	2,281,555
Northern Trust Corp.	25,618	2,027,921
Progressive Corp. (The)	26,180	2,023,714
S&P Global, Inc.	7,889	2,310,530
Synchrony Financial	120,144	2,377,650
T Rowe Price Group, Inc.	19,796	2,289,012
Truist Financial Corp.	62,682	2,339,292
US Bancorp	56,114	2,048,161
Total Financials		32,432,937

	Shares	Value
Common Stocks (continued)
Health Care — 15.9%
AbbVie, Inc.	25,372	$2,085,578
Amgen, Inc.	9,535	2,280,963
Anthem, Inc.	8,514	2,390,135
Becton Dickinson and Co.	8,413	2,124,535
Bristol-Myers Squibb Co.	34,681	2,108,952
Cigna Corp.	10,910	2,135,960
CVS Health Corp.	32,582	2,005,422
Gilead Sciences, Inc.	25,858	2,172,072
HCA Healthcare, Inc.	21,515	2,364,068
Humana, Inc.	6,156	2,350,484
Johnson & Johnson	14,742	2,211,890
Medtronic PLC	21,436	2,092,797
Merck & Co., Inc.	25,125	1,993,417
Thermo Fisher Scientific, Inc.	6,816	2,281,179
UnitedHealth Group, Inc.	7,752	2,267,227
Zimmer Biomet Holdings, Inc.	19,125	2,289,262
Total Health Care		35,153,941
Industrials — 7.7%
Cintas Corp.	11,160	2,475,623
Cummins, Inc.	14,286	2,335,761
Delta Air Lines, Inc.	67,757	1,755,584
Emerson Electric Co.	40,569	2,313,650
Johnson Controls International PLC	71,703	2,087,274
Northrop Grumman Corp.	6,389	2,112,651
TransDigm Group, Inc.	6,037	2,191,914
United Airlines Holdings, Inc.*	61,271	1,812,396
Total Industrials		17,084,853
Information Technology — 25.4%
Accenture PLC, Class A	11,841	2,192,835
Adobe, Inc.*	6,074	2,148,009
Amphenol Corp., Class A	26,525	2,341,096
Broadcom, Inc.	8,153	2,214,518
Cadence Design Systems, Inc.*	29,272	2,374,837
Cognizant Technology Solutions Corp., Class A	41,599	2,413,574
Fiserv, Inc.*	20,351	2,097,374
FleetCor Technologies, Inc.*	10,363	2,500,074
Global Payments, Inc.	13,403	2,225,166
Hewlett Packard Enterprise Co.	199,085	2,002,795
Intel Corp.	35,719	2,142,426
International Business Machines Corp.	17,426	2,188,009
Intuit, Inc.	8,405	2,267,753
Mastercard, Inc., Class A	8,003	2,200,585
Microsoft Corp.	12,257	2,196,577
Motorola Solutions, Inc.	14,543	2,091,429
Oracle Corp.	39,998	2,118,694
Palo Alto Networks, Inc.*	11,790	2,316,853
PayPal Holdings, Inc.*	20,191	2,483,493
ServiceNow, Inc.*	6,745	2,371,137
Splunk, Inc.*	15,314	2,149,473
Synopsys, Inc.*	15,010	2,358,371
VeriSign, Inc.*	10,734	2,248,666
Visa, Inc., Class A	11,998	2,144,283
Workday, Inc., Class A*	14,845	2,284,645
Total Information Technology		56,072,672

See notes to financial statements.

Schedules of Investments — IQ Chaikin U.S. Large Cap ETF  (continued)

April 30, 2020
	Shares	Value
Common Stocks (continued)
Materials — 1.0%
Air Products and Chemicals, Inc.	9,684	$2,184,517
Real Estate — 2.9%
American Tower Corp.	8,878	2,112,964
Crown Castle International Corp.	13,387	2,134,290
Realty Income Corp.	38,771	2,129,303
Total Real Estate		6,376,557
Utilities — 3.8%
American Electric Power Co., Inc.	24,170	2,008,768
DTE Energy Co.	20,355	2,111,628
Entergy Corp.	20,572	1,964,832
Public Service Enterprise Group, Inc.	43,044	2,182,761
Total Utilities		8,267,989
Total Common Stocks (Cost $209,399,894)		220,136,099

	Shares	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.18%(a) (Cost $322,238)	322,238	$322,238
Total Investments — 99.9% (Cost $209,722,132)		220,458,337
Other Assets and Liabilities, Net — 0.1%		171,456
Net Assets — 100.0%		$220,629,793

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2020.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$220,136,099	$—	$—	$220,136,099
Short-Term Investments:
Money Market Funds	322,238	—	—	322,238
Total Investments in Securities	$220,458,337	$—	$—	$220,458,337

(b) For a complete listing of investments and their industries, see the Schedules of Investments.
For the year ended April 30, 2020, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2020
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$730,439,499	$3,760,849	$19,642,828	$11,466,713
Investments in affiliates, at value	99,006,943	314,997	1,771,249	279,689
Cash	8,749	77	384	—
Cash deposited at broker for swap collateral	2,481,530	—	—	—
Receivable for investments sold	5,914,474	—	—	—
Due from broker	3,524,963	19,022	57,468	88,316
Securities lending income receivable	222,796	436	5,001	2,443
Dividend receivable	378	1	6	8
Total Assets	841,599,332	4,095,382	21,476,936	11,837,169
Liabilities
Collateral for investments on loan	87,019,645	234,871	3,346,998	955,259
Due to broker	8,701,216	31,935	167,772	179,255
Payable for capital shares repurchased	5,886,648	—	—	—
Advisory fees payable	324,177	1,226	5,529	3,343
Trustee fees payable	5,427	20	125	53
Compliance fees payable	194	1	5	—
Accrued expenses and other liabilities	1,638	58	61	81
Total Liabilities	101,938,945	268,111	3,520,490	1,137,991
Net Assets	$739,660,387	$3,827,271	$17,956,446	$10,699,178
Composition of Net Assets
Paid-in capital	$799,539,306	$9,333,628	$18,235,127	$11,288,731
Total distributable earnings/(accumulated loss)	(59,878,919)	(5,506,357)	(278,681)	(589,553)
Net Assets	$739,660,387	$3,827,271	$17,956,446	$10,699,178
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	25,150,000	150,000	700,000	500,000
Net Asset Value Per Share	$29.41	$25.52	$25.65	$21.40
Investments, at cost	$728,477,768	$3,757,757	$19,786,537	$11,205,064
Investments in affiliates, at cost	$97,949,259	$308,770	$1,736,115	$274,160
(a)Market value of securities on loan	$163,756,749	$329,299	$3,719,092	$3,008,322
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2020
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Plus Bond U.S. ETF
Assets
Investments, at value (including securities on loan)(a)	$10,579,380	$47,008,206	$12,556,273	$70,246,456
Investments in affiliates, at value	—	12,972,713	—	—
Securities lending income receivable	3,612	3,325	487	766
Dividend receivable	5	17	2	36
Due from broker	—	—	72,309	—
Due from advisor	—	—	—	2,853
Total Assets	10,582,997	59,984,261	12,629,071	70,250,111
Liabilities
Collateral for investments on loan	2,226,451	8,787,643	588,340	1,243,000
Advisory fees payable	2,728	8,300	2,453	14,265
Trustee fees payable	59	371	86	504
Compliance fees payable	2	13	12	16
Due to broker	—	—	167,767	—
Accrued expenses and other liabilities	59	127	68	72
Total Liabilities	2,229,299	8,796,454	758,726	1,257,857
Net Assets	$8,353,698	$51,187,807	$11,870,345	$68,992,254
Composition of Net Assets
Paid-in capital	$8,707,556	$53,834,160	$15,298,108	$84,095,027
Total distributable earnings/(accumulated loss)	(353,858)	(2,646,353)	(3,427,763)	(15,102,773)
Net Assets	$8,353,698	$51,187,807	$11,870,345	$68,992,254
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	400,000	1,900,000	550,000	3,450,000
Net Asset Value Per Share	$20.88	$26.94	$21.58	$20.00
Investments, at cost	$10,842,233	$47,300,124	$12,892,421	$69,290,477
Investments in affiliates, at cost	$—	$13,139,883	$—	$—
(a)Market value of securities on loan	$2,250,175	$14,995,441	$3,157,133	$1,386,262
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2020
	IQ Short Duration Enhanced Core Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF	IQ Global Resources ETF
Assets
Investments, at value (including securities on loan)(a)	$4,877,111	$51,244,604	$716,743,096	$22,417,008
Investments in affiliates, at value	—	—	2,936,934	1,061,593
Cash	—	—	5,237,080	—
Foreign currency(b)	—	—	92,450	993
Cash deposited at broker for swap collateral	—	—	—	28
Securities lending income receivable	62	278	10,881	773
Due from broker	—	—	20,137	2,560
Due from advisor	47	—	—	—
Dividend receivable	1	164	28,528	34,592
Receivable for investments sold	—	3,940,617	46,005,121	—
Litigation income receivable	—	—	4,963	—
Interest receivable	—	682,598	—	—
Reclaims receivable	—	—	635	85,226
Total Assets	4,877,221	55,868,261	771,079,825	23,602,773
Liabilities
Collateral for investments on loan	11,650	400,640	14,289,956	242,458
Advisory fees payable	797	15,342	453,525	14,211
Trustee fees payable	34	391	5,415	185
Compliance fees payable	1	14	192	—
Payable for investments purchased	—	4,156,728	2,404,418	—
Payable for capital shares repurchased	—	—	3,152,900	—
Due to broker	—	—	27,191,080	397,372
Accrued expenses and other liabilities	59	428	565	191
Total Liabilities	12,541	4,573,543	47,498,051	654,417
Net Assets	$4,864,680	$51,294,718	$723,581,774	$22,948,356
Composition of Net Assets
Paid-in capital	$5,147,616	$55,796,542	$781,715,589	$85,564,879
Total distributable earnings/(accumulated loss)	(282,936)	(4,501,824)	(58,133,815)	(62,616,523)
Net Assets	$4,864,680	$51,294,718	$723,581,774	$22,948,356
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	200,000	2,150,000	22,950,000	950,000
Net Asset Value Per Share	$24.32	$23.86	$31.53	$24.16
Investments, at cost	$4,864,917	$51,807,004	$794,415,973	$26,144,474
Investments in affiliates, at cost	$—	$—	$2,919,930	$1,064,329
(a)Market value of securities on loan	$11,399	$531,180	$31,273,273	$380,569
(b)Cost of foreign currency	$—	$—	$91,384	$997
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2020
	IQ Global Agribusiness Small Cap ETF	IQ U.S. Real Estate Small Cap ETF	IQ 500 International ETF	IQ 50 Percent Hedged FTSE International ETF
Assets
Investments, at value (including securities on loan)(a)	$7,644,356	$41,597,349	$229,771,267	$258,595,663
Foreign currency(b)	372	—	74,139	201,276
Dividend receivable	40,478	77,042	1,211,198	1,072,187
Securities lending income receivable	641	1,891	7,785	4,689
Reclaims receivable	105	—	179,230	768,573
Receivable for investments sold	—	893,730	11,450,934	—
Receivable for capital shares transactions	—	—	—	8,050
Due from advisor	—	—	2,936	34,566
Unrealized appreciation on forward foreign currency contracts	—	—	—	273,137
Total Assets	7,685,952	42,570,012	242,697,489	260,958,141
Liabilities
Collateral for investments on loan	528,622	947,367	9,440,603	8,900,910
Cash due to custodian	27,754	4,238	452,704	1,146,086
Advisory fees payable	4,132	21,539	42,628	70,761
Trustee fees payable	59	389	1,499	1,801
Compliance fees payable	2	11	58	68
Payable for investments purchased	—	—	14,308,377	—
Payable for capital shares repurchased	—	894,064	—	—
Due to broker	—	—	119	2,776
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,258,694
Accrued expenses and other liabilities	60	85	237	2,248
Total Liabilities	560,629	1,867,693	24,246,225	11,383,344
Net Assets	$7,125,323	$40,702,319	$218,451,264	$249,574,797
Composition of Net Assets
Paid-in capital	$15,815,281	$66,204,257	$272,599,488	$313,998,749
Total distributable earnings/(accumulated loss)	(8,689,958)	(25,501,938)	(54,148,224)	(64,423,952)
Net Assets	$7,125,323	$40,702,319	$218,451,264	$249,574,797
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	250,000	2,350,000	9,800,000	13,850,000
Net Asset Value Per Share	$28.50	$17.32	$22.29	$18.02
Investments, at cost	$8,269,168	$60,228,204	$284,601,935	$320,625,262
(a)Market value of securities on loan	$1,004,606	$6,683,363	$8,946,555	$9,313,923
(b)Cost of foreign currency	$368	$—	$73,649	$200,258
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2020
	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Candriam ESG International Equity ETF	IQ Candriam ESG U.S. Equity ETF
Assets
Investments, at value (including securities on loan)(a)	$8,060,313	$7,731,074	$46,637,860	$6,031,587
Foreign currency(b)	5,981	2,635	28,950	—
Reclaims receivable	245,705	—	11,828	—
Dividend receivable	14,880	82,912	51,416	6,255
Unrealized appreciation on forward foreign currency contracts	5,759	103	—	—
Due from advisor	964	959	85	84
Securities lending income receivable	188	54	91	12
Receivable for investments sold	—	28,202	—	—
Total Assets	8,333,790	7,845,939	46,730,230	6,037,938
Liabilities
Collateral for investments on loan	371,799	84,985	531,802	3,669
Cash due to custodian	235,143	59,708	—	—
Payable for investments purchased	27,267	—	—	—
Unrealized depreciation on forward foreign currency contracts	20,099	31,276	—	—
Advisory fees payable	2,709	2,709	2,133	419
Trustee fees payable	1,990	53	86	44
Compliance fees payable	94	4	3	1
Due to broker	—	9	4	—
Accrued expenses and other liabilities	111	60	63	58
Total Liabilities	659,212	178,804	534,091	4,191
Net Assets	$7,674,578	$7,667,135	$46,196,139	$6,033,747
Composition of Net Assets
Paid-in capital	$12,283,467	$9,879,939	$46,491,761	$6,306,959
Total distributable earnings/(accumulated loss)	(4,608,889)	(2,212,804)	(295,622)	(273,212)
Net Assets	$7,674,578	$7,667,135	$46,196,139	$6,033,747
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	450,000	400,000	2,200,000	250,000
Net Asset Value Per Share	$17.05	$19.17	$21.00	$24.13
Investments, at cost	$10,428,268	$8,220,967	$46,978,586	$6,294,639
(a)Market value of securities on loan	$344,343	$89,748	$540,365	$169,347
(b)Cost of foreign currency	$5,934	$2,599	$29,008	$—
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2020
	IQ Chaikin U.S. Small Cap ETF	IQ Chaikin U.S. Large Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$106,144,467	$220,458,337
Dividend receivable	42,752	213,350
Securities lending income receivable	11,326	134
Total Assets	106,198,545	220,671,821
Liabilities
Collateral for investments on loan	3,062,369	—
Advisory fees payable	27,083	40,103
Trustee fees payable	704	1,598
Compliance fees payable	25	73
Accrued expenses and other liabilities	116	254
Total Liabilities	3,090,297	42,028
Net Assets	$103,108,248	$220,629,793
Composition of Net Assets
Paid-in capital	$179,985,930	$285,801,744
Total distributable earnings/(accumulated loss)	(76,877,682)	(65,171,951)
Net Assets	$103,108,248	$220,629,793
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	5,150,000	10,050,000
Net Asset Value Per Share	$20.02	$21.95
Investments, at cost	$102,418,995	$209,722,132
(a)Market value of securities on loan	$9,665,767	$—

See notes to financial statements.

Statements of Operations

For the year ended April 30, 2020
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Investment Income
Dividend income	$23,917,266	$119,268	$405,715	$192,479
Dividend Income from affiliates	121,045	—	—	—
Securities lending income, net of borrower rebates	1,338,527	7,083	22,547	10,498
Total investment income	25,376,838	126,351	428,262	202,977
Expenses
Advisory fees (See Note 3)	6,283,817	35,558	111,287	53,170
Trustee fees	53,285	304	955	433
Legal fees	37,335	204	646	337
Compliance fees	2,645	15	44	19
Miscellaneous	1,143	19	57	58
Total expenses	6,378,225	36,100	112,989	54,017
Waivers/Reimbursement (See Note 3)	(1,843,444)	(10,619)	(34,906)	(17,906)
Net expenses	4,534,781	25,481	78,083	36,111
Net investment income	20,842,057	100,870	350,179	166,866
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(24,409,349)	(143,106)	(55,102)	(579,531)
In-Kind redemptions	7,836,837	54,550	70,934	208,797
Swap transactions	(162,241)	7,567	(2,626)	18,064
Distributions by other investment companies	528	—	—	—
Net realized gain (loss)	(16,734,225)	(80,989)	13,206	(352,670)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(12,595,811)	(44,333)	(336,826)	163,059
Net change in net unrealized appreciation (depreciation)	(12,595,811)	(44,333)	(336,826)	163,059
Net realized and unrealized gain (loss)	(29,330,036)	(125,322)	(323,620)	(189,611)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,487,979)	$(24,452)	$26,559	$(22,745)
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2020
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ Leaders GTAA Tracker ETF	IQ Enhanced Core Plus Bond U.S. ETF
Investment Income
Dividend income	$216,787	$1,019,921	$1,113,697	$3,345,668
Dividend income from affiliates	—	132,327	—	—
Securities lending income, net of borrower rebates	12,935	38,972	15,894	26,338
Total investment income	229,722	1,191,220	1,129,591	3,372,006
Expenses
Advisory fees (See Note 3)	43,345	264,346	138,842	270,783
Trustee fees	371	3,488	1,940	6,831
Legal fees	271	2,177	1,324	6,258
Compliance fees	17	166	100	324
Miscellaneous	57	27	57	171
Total expenses	44,061	270,204	142,263	284,367
Waivers/Reimbursement (See Note 3)	(15,348)	(154,202)	(70,579)	(54,154)
Net expenses	28,713	116,002	71,684	230,213
Net investment income	201,009	1,075,218	1,057,907	3,141,793
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(87,955)	(532,472)	(897,730)	3,991,708
Investment in affiliates	—	(4,907)	—	—
In-Kind redemptions	(44,036)	41,842	2,443,760	2,000,037
Affiliates in-kind redemptions	—	(11,091)	—	—
Swap transactions	2,647	—	(387,021)	—
Distributions by other investment companies	—	6,299	—	—
Net realized gain (loss)	(129,344)	(500,329)	1,159,009	5,991,745
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(341,340)	(976,529)	(1,997,857)	(1,318,948)
Investment in affiliates	—	(167,170)	—	—
Net change in net unrealized appreciation (depreciation)	(341,340)	(1,143,699)	(1,997,857)	(1,318,948)
Net realized and unrealized gain (loss)	(470,684)	(1,644,028)	(838,848)	4,672,797
Net Increase (Decrease) in Net Assets Resulting from Operations	$(269,675)	$(568,810)	$219,059	$7,814,590
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2020
	IQ Short Duration Enhanced Core Bond U.S. ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF	IQ Global Resources ETF
Investment Income
Dividend income*	$237,532	$5,225	$10,392,256	$3,552,307
Dividend income from affiliates	—	—	63,624	15,397
Interest income	—	2,790,296	—	—
Securities lending income, net of borrower rebates	2,613	4,927	400,436	26,905
Total investment income	240,145	2,800,448	10,856,316	3,594,609
Expenses
Advisory fees (See Note 3)	15,938	252,155	6,882,342	832,807
Trustee fees	515	4,020	58,247	6,929
Legal fees	151	2,656	40,661	4,678
Compliance fees	24	197	2,695	320
Excise tax fees	8	—	—	—
Miscellaneous	22	386	171	57
Total expenses	16,658	259,414	6,984,116	844,791
Waivers/Reimbursement (See Note 3)	(880)	(7,260)	—	—
Net expenses	15,778	252,154	6,984,116	844,791
Net investment income	224,367	2,548,294	3,872,200	2,749,818
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(298,719)	(965,015)	(9,427,943)	(8,252,416)
Investment in affiliates	—	—	(7,456)	3,703
In-Kind redemptions	208,153	(1,385,161)	34,512,903	11,160,857
Affiliates in-kind redemptions	—	—	(6,229)	(2,123)
Swap transactions	—	—	58,327,608	(1,057,162)
Distributions by other investment companies	81	—	676	584
Foreign currency transactions	—	—	(696,743)	(16,580)
Net realized gain (loss)	(90,485)	(2,350,176)	82,702,816	1,836,863
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(21,573)	(1,115,683)	(95,328,921)	(5,664,336)
Investment in affiliates	—	—	17,004	(2,736)
Foreign currency translations	—	—	18,047	2,727
Net change in net unrealized appreciation (depreciation)	(21,573)	(1,115,683)	(95,293,870)	(5,664,345)
Net realized and unrealized gain (loss)	(112,058)	(3,465,859)	(12,591,054)	(3,827,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	$112,309	$(917,565)	$(8,718,854)	$(1,077,664)
*Net of foreign taxes withheld of:	$—	$—	$277,597	$197,601
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2020
	IQ Global Agribusiness Small Cap ETF	IQ U.S. Real Estate Small Cap ETF	IQ 500 International ETF	IQ 50 Percent Hedged FTSE International ETF
Investment Income
Dividend income*	$124,406	$2,104,117	$4,533,455	$7,764,626
Non cash dividend income	90,218	—	—	—
Securities lending income, net of borrower rebates	14,206	42,864	54,470	43,457
Total investment income	228,830	2,146,981	4,587,925	7,808,083
Expenses
Advisory fees (See Note 3)	60,565	432,887	374,289	917,703
Trustee fees	519	4,063	9,529	16,523
Legal fees	355	2,725	7,189	11,498
Compliance fees	25	189	437	809
Miscellaneous	57	57	30	4,198
Total expenses	61,521	439,921	391,474	950,731
Waivers/Reimbursement (See Note 3)	—	—	(17,185)	(426,263)
Net expenses	61,521	439,921	374,289	524,468
Net investment income	167,309	1,707,060	4,213,636	7,283,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(825,740)	(3,653,475)	(1,591,021)	(3,449,246)
In-Kind redemptions	379,457	1,032,248	6,435,960	(6,299,436)
Forward foreign currency contracts	—	—	—	6,197,986
Foreign currency transactions	(1,461)	—	(35,095)	(71,958)
Net realized gain (loss)	(447,744)	(2,621,227)	4,809,844	(3,622,654)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(697,998)	(15,279,064)	(60,107,279)	(41,276,141)
Forward foreign currency contracts	—	—	—	(2,213,145)
Foreign currency translations	722	—	9,505	47,717
Net change in net unrealized appreciation (depreciation)	(697,276)	(15,279,064)	(60,097,774)	(43,441,569)
Net realized and unrealized gain (loss)	(1,145,020)	(17,900,291)	(55,287,930)	(47,064,223)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(977,711)	$(16,193,231)	$(51,074,294)	$(39,780,608)
*Net of foreign taxes withheld of:	$8,920	$—	$544,328	$772,828
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2020
	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF	IQ Candriam ESG International Equity ETF**	IQ Candriam ESG U.S. Equity ETF**
Investment Income
Dividend income*	$260,907	$141,643	$149,528	$41,716
Securities lending income, net of borrower rebates	2,365	626	152	25
Total investment income	263,272	142,269	149,680	41,741
Expenses
Advisory fees (See Note 3)	39,190	23,608	6,699	2,134
Legal fees	379	218	231	151
Trustee fees	—	339	291	178
Compliance fees	—	18	18	13
Miscellaneous	121	57	57	57
Total expenses	39,690	24,240	7,296	2,533
Waivers/Reimbursement (See Note 3)	(13,564)	(8,626)	(597)	(399)
Net expenses	26,126	15,614	6,699	2,134
Net investment income	237,146	126,655	142,981	39,607
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(119,896)	(72,933)	(45,206)	(18,964)
In-Kind redemptions	—	296,543	—	73,167
Forward foreign currency contracts	212,939	(74,952)	—	—
Foreign currency transactions	(1,609)	2,831	(2,409)	—
Net realized gain (loss)	91,434	151,489	(47,615)	54,203
Net change in net unrealized appreciation (depreciation) on:
Investment securities	(1,275,728)	(489,108)	(340,726)	(263,052)
Forward foreign currency contracts	(43,278)	(56,090)	—	—
Foreign currency translations	5,554	1,128	642	—
Net change in net unrealized appreciation (depreciation)	(1,313,452)	(544,070)	(340,084)	(263,052)
Net realized and unrealized gain (loss)	(1,222,018)	(392,581)	(387,699)	(208,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(984,872)	$(265,926)	$(244,718)	$(169,242)
*Net of foreign taxes withheld of:	$29,980	$19,285	$20,463	$123
**Commencement of operations: December 17, 2019.
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2020
	IQ Chaikin U.S. Small Cap ETF	IQ Chaikin U.S. Large Cap ETF
Investment Income
Dividend income	$3,035,471	$6,741,651
Securities lending income, net of borrower rebates	93,263	22,189
Total investment income	3,128,734	6,763,840
Expenses
Advisory fees (See Note 3)	733,348	649,586
Trustee fees	13,148	16,444
Legal fees	8,859	11,358
Compliance fees	654	814
Miscellaneous	57	57
Total expenses	756,066	678,259
Waivers/Reimbursement (See Note 3)	(22,718)	(28,673)
Net expenses	733,348	649,586
Net investment income	2,395,386	6,114,254
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(40,428,542)	(55,360,874)
In-Kind redemptions	1,742,976	12,324,188
Net realized gain (loss)	(38,685,566)	(43,036,686)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	5,130,703	18,023,957
Net change in net unrealized appreciation (depreciation)	5,130,703	18,023,957
Net realized and unrealized gain (loss)	(33,554,863)	(25,012,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(31,159,477)	$(18,898,475)
See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,842,057	$27,444,698	$100,870	$107,189
Net realized gain (loss)	(16,734,225)	6,420,920	(80,989)	40,190
Net change in net unrealized appreciation (depreciation)	(12,595,811)	(14,845,687)	(44,333)	(113,656)
Net increase (decrease) in net assets resulting from operations	(8,487,979)	19,019,931	(24,452)	33,723
Distributions to Shareholders	(16,163,950)	(24,498,116)	(54,164)	(69,928)
Capital Share Transactions
Proceeds from shares created	108,741,902	331,859,370	—	—
Cost of shares redeemed	(337,851,658)	(457,237,241)	(1,345,577)	(1,299,990)
Net increase (decrease) from capital share transactions	(229,109,756)	(125,377,871)	(1,345,577)	(1,299,990)
Total increase (decrease) in net assets	(253,761,685)	(130,856,056)	(1,424,193)	(1,336,195)
Net Assets
Beginning of year	993,422,072	1,124,278,128	5,251,464	6,587,659
End of year	$739,660,387	$993,422,072	$3,827,271	$5,251,464
Changes in Shares Outstanding
Shares outstanding, beginning of year	32,800,000	37,000,000	200,000	250,000
Shares created	3,600,000	11,150,000	—	—
Shares redeemed	(11,250,000)	(15,350,000)	(50,000)	(50,000)
Shares outstanding, end of year	25,150,000	32,800,000	150,000	200,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Market Neutral Tracker ETF		IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$350,179	$298,477	$166,866	$137,765
Net realized gain (loss)	13,206	47,378	(352,670)	252,729
Net change in net unrealized appreciation (depreciation)	(336,826)	75,237	163,059	(1,818)
Net increase (decrease) in net assets resulting from operations	26,559	421,092	(22,745)	388,676
Distributions to Shareholders	(239,729)	—	(123,690)	(190,276)
Capital Share Transactions
Proceeds from shares created	5,068,994	3,815,609	8,803,502	6,294,199
Cost of shares redeemed	(2,639,984)	(1,286,386)	(4,417,086)	(8,797,572)
Net increase (decrease) from capital share transactions	2,429,010	2,529,223	4,386,416	(2,503,373)
Total increase (decrease) in net assets	2,215,840	2,950,315	4,239,981	(2,304,973)
Net Assets
Beginning of year	15,740,606	12,790,291	6,459,197	8,764,170
End of year	$17,956,446	$15,740,606	$10,699,178	$6,459,197
Changes in Shares Outstanding
Shares outstanding, beginning of year	600,000	500,000	300,000	400,001
Shares created	200,000	150,000	400,000	300,000
Shares redeemed	(100,000)	(50,000)	(200,000)	(400,001)
Shares outstanding, end of year	700,000	600,000	500,000	300,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Event-Driven Tracker ETF		IQ Real Return ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$201,009	$117,555	$1,075,218	$932,976
Net realized gain (loss)	(129,344)	53,460	(500,329)	(412,021)
Net change in net unrealized appreciation (depreciation)	(341,340)	31,980	(1,143,699)	791,516
Net increase (decrease) in net assets resulting from operations	(269,675)	202,995	(568,810)	1,312,471
Distributions to Shareholders	(157,392)	(129,849)	(1,185,760)	(730,380)
Capital Share Transactions
Proceeds from shares created	8,619,767	3,148,412	—	13,889,918
Cost of shares redeemed	(4,091,994)	(2,107,542)	(4,103,526)	(2,745,538)
Net increase (decrease) from capital share transactions	4,527,773	1,040,870	(4,103,526)	11,144,380
Total increase (decrease) in net assets	4,100,706	1,114,016	(5,858,096)	11,726,471
Net Assets
Beginning of year	4,252,992	3,138,976	57,045,903	45,319,432
End of year	$8,353,698	$4,252,992	$51,187,807	$57,045,903
Changes in Shares Outstanding
Shares outstanding, beginning of year	200,000	150,001	2,050,000	1,650,000
Shares created	400,000	150,000	—	500,000
Shares redeemed	(200,000)	(100,001)	(150,000)	(100,000)
Shares outstanding, end of year	400,000	200,000	1,900,000	2,050,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Leaders GTAA Tracker ETF		IQ Enhanced Core Plus Bond U.S. ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,057,907	$1,247,890	$3,141,793	$6,848,227
Net realized gain (loss)	1,159,009	(949,585)	5,991,745	(9,439,938)
Net change in net unrealized appreciation (depreciation)	(1,997,857)	1,222,240	(1,318,948)	10,039,022
Net increase (decrease) in net assets resulting from operations	219,059	1,520,545	7,814,590	7,447,311
Distributions to Shareholders	(1,040,313)	(1,367,155)	(3,150,736)	(6,882,062)
Capital Share Transactions
Proceeds from shares created	15,726,428	7,161,649	10,759,163	25,593,390
Cost of shares redeemed	(46,710,246)	(13,112,399)	(102,924,698)	(203,654,352)
Net increase (decrease) from capital share transactions	(30,983,818)	(5,950,750)	(92,165,535)	(178,060,962)
Total increase (decrease) in net assets	(31,805,072)	(5,797,360)	(87,501,681)	(177,495,713)
Net Assets
Beginning of year	43,675,417	49,472,777	156,493,935	333,989,648
End of year	$11,870,345	$43,675,417	$68,992,254	$156,493,935
Changes in Shares Outstanding
Shares outstanding, beginning of year	1,800,000	2,050,001	8,150,000	17,500,001
Shares created	650,000	300,000	550,000	1,350,000
Shares redeemed	(1,900,000)	(550,001)	(5,250,000)	(10,700,001)
Shares outstanding, end of year	550,000	1,800,000	3,450,000	8,150,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Short Duration Enhanced Core Bond U.S. ETF		IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended	For the Period December 18, 2018*	For the Year Ended April 30,
	April 30, 2020	to April 30, 2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$224,367	$28,200	$2,548,294	$3,797,030
Net realized gain (loss)	(90,485)	16,852	(2,350,176)	(1,949,460)
Net change in net unrealized appreciation (depreciation)	(21,573)	33,767	(1,115,683)	3,236,523
Net increase (decrease) in net assets resulting from operations	112,309	78,819	(917,565)	5,084,093
Distributions to Shareholders	(225,037)	(28,586)	(2,787,812)	(3,901,103)
Capital Share Transactions
Proceeds from shares created	20,415,746	8,792,823	16,228,614	3,699,667
Cost of shares redeemed	(19,243,376)	(5,038,018)	(26,854,263)	(46,449,379)
Net increase (decrease) from capital share transactions	1,172,370	3,754,805	(10,625,649)	(42,749,712)
Total increase (decrease) in net assets	1,059,642	3,805,038	(14,331,026)	(41,566,722)
Net Assets
Beginning of period	3,805,038	—	65,625,744	107,192,466
End of period	$4,864,680	$3,805,038	$51,294,718	$65,625,744
Changes in Shares Outstanding
Shares outstanding, beginning of period	150,000	—	2,650,000	4,400,001
Shares created	800,000	350,000	650,000	150,000
Shares redeemed	(750,000)	(200,000)	(1,150,000)	(1,900,001)
Shares outstanding, end of period	200,000	150,000	2,150,000	2,650,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Merger Arbitrage ETF		IQ Global Resources ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,872,200	$1,559,860	$2,749,818	$5,260,962
Net realized gain (loss)	82,702,816	(11,291,429)	1,836,863	(6,741,607)
Net change in net unrealized appreciation (depreciation)	(95,293,870)	20,496,649	(5,664,345)	(6,410,534)
Net increase (decrease) in net assets resulting from operations	(8,718,854)	10,765,080	(1,077,664)	(7,891,179)
Distributions to Shareholders	—	—	(2,539,080)	(1,346,949)
Capital Share Transactions
Proceeds from shares created	778,842,132	628,333,768	1,340,878	69,696,407
Cost of shares redeemed	(1,032,341,051)	(178,685,181)	(150,087,715)	(123,858,817)
Net increase (decrease) from capital share transactions	(253,498,919)	449,648,587	(148,746,837)	(54,162,410)
Total increase (decrease) in net assets	(262,217,773)	460,413,667	(152,363,581)	(63,400,538)
Net Assets
Beginning of year	985,799,547	525,385,880	175,311,937	238,712,475
End of year	$723,581,774	$985,799,547	$22,948,356	$175,311,937
Changes in Shares Outstanding
Shares outstanding, beginning of year	31,300,000	17,100,000	6,500,000	8,600,000
Shares created	23,900,000	19,850,000	50,000	2,500,000
Shares redeemed	(32,250,000)	(5,650,000)	(5,600,000)	(4,600,000)
Shares outstanding, end of year	22,950,000	31,300,000	950,000	6,500,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Agribusiness Small Cap ETF		IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$167,309	$111,794	$1,707,060	$2,445,492
Net realized gain (loss)	(447,744)	1,577,198	(2,621,227)	(414,629)
Net change in net unrealized appreciation (depreciation)	(697,276)	(1,978,003)	(15,279,064)	6,056,098
Net increase (decrease) in net assets resulting from operations	(977,711)	(289,011)	(16,193,231)	8,086,961
Distributions to Shareholders	(91,643)	(98,945)	(1,633,256)	(2,374,318)
Distributions to Shareholders from Return of Capital	—	—	(1,775,536)	(2,583,466)
Total distributions to shareholders	(91,643)	(98,945)	(3,408,792)	(4,957,784)
Capital Share Transactions
Proceeds from shares created	—	—	3,688,926	1,351,055
Cost of shares redeemed	(1,669,244)	(1,620,848)	(14,999,579)	(14,954,392)
Net increase (decrease) from capital share transactions	(1,669,244)	(1,620,848)	(11,310,653)	(13,603,337)
Total increase (decrease) in net assets	(2,738,598)	(2,008,804)	(30,912,676)	(10,474,160)
Net Assets
Beginning of year	9,863,921	11,872,725	71,614,995	82,089,155
End of year	$7,125,323	$9,863,921	$40,702,319	$71,614,995
Changes in Shares Outstanding
Shares outstanding, beginning of year	300,000	350,000	2,850,000	3,400,000
Shares created	—	—	150,000	50,000
Shares redeemed	(50,000)	(50,000)	(650,000)	(600,000)
Shares outstanding, end of year	250,000	300,000	2,350,000	2,850,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 500 International ETF		IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended	For the Period December 13, 2018*	For the Year Ended April 30,
	April 30, 2020	to April 30, 2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,213,636	$898,883	$7,283,615	$13,642,563
Net realized gain (loss)	4,809,844	4,340	(3,622,654)	21,006,516
Net change in net unrealized appreciation (depreciation)	(60,097,774)	5,273,594	(43,441,569)	(53,440,986)
Net increase (decrease) in net assets resulting from operations	(51,074,294)	6,176,817	(39,780,608)	(18,791,907)
Distributions to Shareholders	(3,080,969)	(15,344)	(7,874,573)	(19,464,426)
Capital Share Transactions
Proceeds from shares created	284,884,301	79,513,130	134,725,957	30,368,545
Cost of shares redeemed	(97,952,352)	(25)	(118,574,884)	(289,550,341)
Net increase (decrease) from capital share transactions	186,931,949	79,513,105	16,151,073	(259,181,796)
Total increase (decrease) in net assets	132,776,686	85,674,578	(31,504,108)	(297,438,129)
Net Assets
Beginning of period	85,674,578	—	281,078,905	578,517,034
End of period	$218,451,264	$85,674,578	$249,574,797	$281,078,905
Changes in Shares Outstanding
Shares outstanding, beginning of period	3,100,000	—	13,650,000	26,750,001
Shares created	10,350,000	3,100,001	6,400,000	1,450,000
Shares redeemed	(3,650,000)	(1)	(6,200,000)	(14,550,001)
Shares outstanding, end of period	9,800,000	3,100,000	13,850,000	13,650,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 50 Percent Hedged FTSE Europe ETF		IQ 50 Percent Hedged FTSE Japan ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$237,146	$1,610,167	$126,655	$353,237
Net realized gain (loss)	91,434	16,992,674	151,489	3,162,537
Net change in net unrealized appreciation (depreciation)	(1,313,452)	(18,674,363)	(544,070)	(6,879,025)
Net increase (decrease) in net assets resulting from operations	(984,872)	(71,522)	(265,926)	(3,363,251)
Distributions to Shareholders	(236,012)	(417,662)	(181,753)	(545,585)
Capital Share Transactions
Proceeds from shares created	—	—	6,870,551	—
Cost of shares redeemed	—	(159,352,565)	(4,973,615)	(24,619,769)
Net increase (decrease) from capital share transactions	—	(159,352,565)	1,896,936	(24,619,769)
Total increase (decrease) in net assets	(1,220,884)	(159,841,749)	1,449,257	(28,528,605)
Net Assets
Beginning of year	8,895,462	168,737,211	6,217,878	34,746,483
End of year	$7,674,578	$8,895,462	$7,667,135	$6,217,878
Changes in Shares Outstanding
Shares outstanding, beginning of year	450,000	8,300,001	300,000	1,550,001
Shares created	—	—	350,000	—
Shares redeemed	—	(7,850,001)	(250,000)	(1,250,001)
Shares outstanding, end of year	450,000	450,000	400,000	300,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Candriam ESG International Equity ETF	IQ Candriam ESG U.S. Equity ETF
	For the Period December 17, 2019* to April 30, 2020	For the Period December 17, 2019* to April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$142,981	$39,607
Net realized gain (loss)	(47,615)	54,203
Net change in net unrealized appreciation (depreciation)	(340,084)	(263,052)
Net increase (decrease) in net assets resulting from operations	(244,718)	(169,242)
Distributions to Shareholders	(50,904)	(30,853)
Capital Share Transactions
Proceeds from shares created	46,491,761	10,070,844
Cost of shares redeemed	—	(3,837,002)
Net increase (decrease) from capital share transactions	46,491,761	6,233,842
Total increase (decrease) in net assets	46,196,139	6,033,747
Net Assets
Beginning of period	—	—
End of period	$46,196,139	$6,033,747
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	—
Shares created	2,200,000	400,000
Shares redeemed	—	(150,000)
Shares outstanding, end of period	2,200,000	250,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Chaikin U.S. Small Cap ETF		IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2020	2019	2020	2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,395,386	$4,480,736	$6,114,254	$7,182,766
Net realized gain (loss)	(38,685,566)	(25,832,825)	(43,036,686)	5,473,939
Net change in net unrealized appreciation (depreciation)	5,130,703	(4,926,146)	18,023,957	(10,090,415)
Net increase (decrease) in net assets resulting from operations	(31,159,477)	(26,278,235)	(18,898,475)	2,566,290
Distributions to Shareholders	(2,340,043)	(4,624,785)	(6,034,101)	(7,178,905)
Capital Share Transactions
Proceeds from shares created	4,615,525	94,020,959	168,898,124	609,684,554
Cost of shares redeemed	(216,562,479)	(179,909,783)	(201,747,345)	(646,660,428)
Net increase (decrease) from capital share transactions	(211,946,954)	(85,888,824)	(32,849,221)	(36,975,874)
Total increase (decrease) in net assets	(245,446,474)	(116,791,844)	(57,781,797)	(41,588,489)
Net Assets
Beginning of year	348,554,722	465,346,566	278,411,590	320,000,079
End of year	$103,108,248	$348,554,722	$220,629,793	$278,411,590
Changes in Shares Outstanding
Shares outstanding, beginning of year	13,550,000	17,150,001	11,250,000	12,650,001
Shares created	200,000	3,400,000	6,800,000	24,850,000
Shares redeemed	(8,600,000)	(7,000,001)	(8,000,000)	(26,250,001)
Shares outstanding, end of year	5,150,000	13,550,000	10,050,000	11,250,000
See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$30.29	$30.39	$29.15	$29.03	$30.01
Income from Investment Operations
Net investment income(a)(b)	0.75	0.72	0.56	0.50	0.43
Net realized and unrealized gain (loss)	(1.04)	(0.27)	0.68	(0.38)	(1.30)
Distributions of net realized gains from investments in other investment companies	0.00(c)	—	0.00(c)	0.00(c)	0.03
Net increase (decrease) in net assets resulting from investment operations	(0.29)	0.45	1.24	0.12	(0.84)
Distributions from:
Net investment income	(0.59)	(0.55)	—	(0.00)(d)	(0.14)
Net asset value, end of year	$29.41	$30.29	$30.39	$29.15	$29.03
Market price, end of year	$29.34	$30.28	$30.38	$29.15	$29.06
Total Return
Total investment return based on net asset value(e)	(1.04)%	1.56%	4.24%	0.42%	(2.80)%
Total investment return based on market price(f)	(1.26)%	1.56%	4.22%	0.31%	(2.67)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$739,660	$993,422	$1,124,278	$1,062,579	$1,074,120
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.54%	0.54%	0.64%	0.76%	0.76%
Expenses excluding waivers/reimbursements(g)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.49%	2.40%	1.87%	1.72%	1.48%
Portfolio turnover rate(h)	166%	137%	164%	285%	312%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Greater than $(0.005) per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(f)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$26.26	$26.35	$25.46	$24.66	$25.69
Income from Investment Operations
Net investment income(a)(b)	0.56	0.44	0.39	0.37	0.46
Net realized and unrealized gain (loss)	(0.94)	(0.25)	0.50	0.43	(1.27)
Distributions of net realized gains from investments in other investment companies	—	—	0.00(c)	0.00(c)	0.05
Net increase (decrease) in net assets resulting from investment operations	(0.38)	0.19	0.89	0.80	(0.76)
Distributions from:
Net investment income	(0.36)	(0.28)	—	—	(0.27)
Net asset value, end of year	$25.52	$26.26	$26.35	$25.46	$24.66
Market price, end of year	$25.36	$26.24	$26.34	$25.44	$24.80
Total Return
Total investment return based on net asset value(d)	(1.51)%	0.77%	3.50%	3.25%	(2.97)%
Total investment return based on market price(e)	(2.04)%	0.74%	3.54%	2.58%	(2.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,827	$5,251	$6,588	$6,365	$14,794
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.54%	0.76%	0.75%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.75%	0.76%	0.76%
Net investment income (loss)(b)	2.13%	1.70%	1.47%	1.50%	1.86%
Portfolio turnover rate(g)	104%	82%	152%	68%	99%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$26.23	$25.58	$25.25	$25.49	$25.53
Income from Investment Operations
Net investment income(a)(b)	0.62	0.55	0.41	0.36	0.27
Net realized and unrealized gain (loss)	(0.76)	0.10	(0.08)	(0.25)	(0.33)
Distributions of net realized gains from investments in other investment companies	—	—	—	0.00(c)	0.02
Net increase (decrease) in net assets resulting from investment operations	(0.14)	0.65	0.33	0.11	(0.04)
Distributions from:
Net investment income	(0.44)	—	—	(0.35)	—
Net asset value, end of year	$25.65	$26.23	$25.58	$25.25	$25.49
Market price, end of year	$25.63	$26.23	$25.58	$25.25	$25.43
Total Return
Total investment return based on net asset value(d)	(0.62)%	2.56%	1.29%	0.44%	(0.15)%
Total investment return based on market price(e)	(0.69)%	2.54%	1.31%	0.67%	0.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,956	$15,741	$12,790	$11,364	$15,294
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.53%	0.76%	0.76%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.36%	2.15%	1.61%	1.40%	1.09%
Portfolio turnover rate(g)	77%	107%	165%	99%	135%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.53	$21.91	$20.36	$18.88	$19.93
Income from Investment Operations
Net investment income(a)(b)	0.51	0.44	0.41	0.35	0.41
Net realized and unrealized gain (loss)	(0.29)	0.13	1.22	1.19	(1.10)
Distributions of net realized gains from investments in other investment companies	—	—	0.00(c)	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	0.22	0.57	1.63	1.54	(0.69)
Distributions from:
Net investment income	(0.35)	(0.95)	(0.08)	(0.06)	(0.36)
Net asset value, end of year	$21.40	$21.53	$21.91	$20.36	$18.88
Market price, end of year	$21.52	$21.54	$21.93	$20.34	$18.72
Total Return
Total investment return based on net asset value(d)	0.93%	3.07%	8.02%	8.18%	(3.46)%
Total investment return based on market price(e)	1.46%	2.91%	8.23%	8.98%	(8.23)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,699	$6,459	$8,764	$4,072	$1,888
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.51%	0.76%	0.76%	0.77%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.77%	0.76%
Net investment income (loss)(b)	2.35%	2.06%	1.89%	1.78%	2.15%
Portfolio turnover rate(g)	136%	95%	77%	147%	94%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.26	$20.93	$20.59	$19.40	$20.01
Income from Investment Operations
Net investment income(a)(b)	0.73	0.74	0.55	0.56	0.54
Net realized and unrealized gain (loss)	(0.66)	0.46	0.26	1.09	(1.03)
Distributions of net realized gains from investments in other investment companies	—	—	—	0.00(c)	0.23
Net increase (decrease) in net assets resulting from investment operations	0.07	1.20	0.81	1.65	(0.26)
Distributions from:
Net investment income	(0.45)	(0.87)	(0.47)	(0.46)	(0.35)
Net asset value, end of year	$20.88	$21.26	$20.93	$20.59	$19.40
Market price, end of year	$20.86	$21.27	$20.93	$20.59	$19.43
Total Return
Total investment return based on net asset value(d)	0.25%	6.12%	3.93%	8.58%	(1.26)%
Total investment return based on market price(e)	0.11%	6.13%	3.94%	8.44%	(1.04)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,354	$4,253	$3,139	$3,088	$1,940
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.50%	0.76%	0.76%	0.76%	0.79%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.79%
Net investment income (loss)(b)	3.48%	3.54%	2.64%	2.80%	2.81%
Portfolio turnover rate(g)	77%	34%	41%	68%	16%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Real Return ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$27.83	$27.47	$27.25	$26.73	$26.70
Income from Investment Operations
Net investment income(a)(b)	0.54	0.49	0.30	0.22	0.09
Net realized and unrealized gain (loss)	(0.84)	0.22	0.21	0.30	(0.06)
Distributions of net realized gains from investments in other investment companies	0.00(c)	—	0.00(c)	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	(0.30)	0.71	0.51	0.52	0.03
Distributions from:
Net investment income	(0.59)	(0.35)	(0.29)	—	(0.00)(d)
Net asset value, end of year	$26.94	$27.83	$27.47	$27.25	$26.73
Market price, end of year	$26.86	$27.80	$27.47	$27.27	$26.72
Total Return
Total investment return based on net asset value(e)	(1.13)%	2.64%	1.89%	1.94%	0.11%
Total investment return based on market price(f)	(1.33)%	2.53%	1.81%	2.06%	(0.32)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,188	$57,046	$45,319	$28,608	$26,727
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.21%	0.37%	0.49%	0.49%	0.49%
Expenses excluding waivers/reimbursements(g)	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)(b)	1.95%	1.77%	1.10%	0.82%	0.33%
Portfolio turnover rate(h)	68%	97%	101%	71%	109%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Greater than $(0.005) per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(f)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Leaders GTAA Tracker ETF
	For the Year Ended April 30,				For the Period September 30, 2015(a) to April 30, 2016
	2020	2019	2018	2017
Net asset value, beginning of period	$24.26	$24.13	$22.83	$20.96	$20.00
Income from Investment Operations
Net investment income(b)(c)	0.83	0.66	0.58	0.48	0.26
Net realized and unrealized gain (loss)	(2.58)	0.20	1.32	1.80	0.78
Distributions of net realized gains from investments in other investment companies	—	—	0.00(d)	0.00(d)	0.06
Net increase (decrease) in net assets resulting from investment operations	(1.75)	0.86	1.90	2.28	1.10
Distributions from:
Net investment income	(0.93)	(0.73)	(0.60)	(0.41)	(0.14)
Net asset value, end of period	$21.58	$24.26	$24.13	$22.83	$20.96
Market price, end of period	$21.56	$24.24	$24.14	$22.84	$20.21
Total Return
Total investment return based on net asset value(e)	(7.32)%	3.74%	8.43%	10.99%	5.50%
Total investment return based on market price(f)	(7.31)%	3.61%	8.40%	15.18%	1.72%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,870	$43,675	$49,473	$34,240	$2,096
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.23%	0.37%	0.46%	0.46%	0.46%(i)
Expenses excluding waivers/reimbursements(h)	0.46%	0.46%	—%	—%	—%(i)
Net investment income (loss)(c)	3.43%	2.80%	2.43%	2.23%	2.18%(i)
Portfolio turnover rate(j)	149%	174%	145%	105%	116%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Less than $0.005 per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(g)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Enhanced Core Plus Bond U.S. ETF
	For the Year Ended April 30,			For the Period May 10, 2016(a) to April 30, 2017
	2020	2019	2018
Net asset value, beginning of period	$19.20	$19.09	$19.98	$20.00
Income from Investment Operations
Net investment income(b)(c)	0.57	0.57	0.61	0.53
Net realized and unrealized gain (loss)	0.78	0.10	(0.88)	(0.03)
Distributions of net realized gains from investments in other investment companies	—	—	—	0.01
Net increase (decrease) in net assets resulting from investment operations	1.35	0.67	(0.27)	0.51
Distributions from:
Net investment income	(0.55)	(0.56)	(0.62)	(0.53)
Net asset value, end of period	$20.00	$19.20	$19.09	$19.98
Market price, end of period	$20.00	$19.18	$19.07	$19.99
Total Return
Total investment return based on net asset value(d)	7.11%	3.63%	(1.44)%	2.57%
Total investment return based on market price(e)	7.24%	3.59%	(1.56)%	2.61%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,992	$156,494	$333,990	$230,787
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.21%	0.21%	0.21%	0.20%(h)
Expenses excluding waivers/reimbursements(g)	0.26%	0.26%	0.26%	0.25%(h)
Net investment income (loss)(c)	2.90%	2.99%	3.09%	2.73%(h)
Portfolio turnover rate(i)	291%	411%	269%	147%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Short Duration Enhanced Core Bond U.S. ETF
	For the Year Ended April 30, 2020	For the Period December 18, 2018(a) to April 30, 2019
Net asset value, beginning of period	$25.37	$25.02
Income from Investment Operations
Net investment income(b)(c)	0.72	0.20
Net realized and unrealized gain (loss)	(1.07)	0.36
Distributions of net realized gains from investments in other investment companies	0.00(d)	—
Net increase (decrease) in net assets resulting from investment operations	(0.35)	0.56
Distributions from:
Net investment income	(0.70)	(0.21)
Net asset value, end of period	$24.32	$25.37
Market price, end of period	$24.32	$25.36
Total Return
Total investment return based on net asset value(e)	(1.43)%	2.23%
Total investment return based on market price(f)	(1.42)%	2.20%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,865	$3,805
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.20%	0.20%(i)
Expenses excluding waivers/reimbursements(h)	0.21%	0.23%(i)
Net investment income (loss)(c)	2.82%	2.13%(i)
Portfolio turnover rate(j)	127%	78%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Less than $0.005 per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30,			For the Period February 15, 2017(a) to April 30, 2017
	2020	2019	2018
Net asset value, beginning of period	$24.76	$24.36	$25.20	$25.00
Income from Investment Operations
Net investment income(b)(c)	1.01	1.07	0.99	0.20
Net realized and unrealized gain (loss)	(0.81)	0.41	(0.88)	0.10
Net increase (decrease) in net assets resulting from investment operations	0.20	1.48	0.11	0.30
Distributions from:
Net investment income	(1.10)	(1.08)	(0.95)	(0.10)
Net asset value, end of period	$23.86	$24.76	$24.36	$25.20
Market price, end of period	$24.03	$24.78	$24.32	$25.34
Total Return
Total investment return based on net asset value(d)	0.71%	6.31%	0.39%	1.40%
Total investment return based on market price(e)	1.34%	6.56%	(0.36)%	1.93%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,295	$65,626	$107,192	$49,145
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.40%	0.40%	0.40%	0.40%(h)
Expenses excluding waivers/reimbursements(g)	0.41%	0.41%	0.41%	0.41%(h)
Net investment income (loss)(c)	4.04%	4.42%	3.97%	4.05%(h)
Portfolio turnover rate(i)	105%	83%	75%	15%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$31.50	$30.72	$30.21	$28.44	$28.92
Income from Investment Operations
Net investment income(a)(b)	0.14	0.07	0.10	0.24(c)	0.02
Net realized and unrealized gain (loss)	(0.11)	0.71	0.41(d)	1.59	(0.25)
Distributions of net realized gains from investments in other investment companies	0.00(e)	—	—	—	—
Net increase (decrease) in net assets resulting from investment operations	0.03	0.78	0.51	1.83	(0.23)
Distributions from:
Net investment income	—	—	—	(0.06)	(0.25)
Net asset value, end of year	$31.53	$31.50	$30.72	$30.21	$28.44
Market price, end of year	$31.45	$31.48	$30.75	$30.27	$28.51
Total Return
Total investment return based on net asset value(f)	0.10%	2.52%	1.69%	6.45%	(0.79)%
Total investment return based on market price(g)	(0.10)%	2.37%	1.59%	6.39%	(0.73)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$723,582	$985,800	$525,386	$188,833	$139,367
Ratio to average net assets of:
Expenses(h)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	0.42%	0.21%	0.34%	0.82%(c)	0.09%
Portfolio turnover rate(i)	308%	337%	329%	268%	272%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of  $0.14 per share owned of Calsonic Kansei Corp. on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.10 and 0.34% respectively.

(d)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(e)
Less than $0.005 per share.

(f)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(g)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Resources ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$26.97	$27.76	$25.82	$24.70	$27.18
Income from Investment Operations
Net investment income(a)(b)	0.66	0.65	0.68	0.33	0.56
Net realized and unrealized gain (loss)	(3.00)	(1.24)	1.26	0.89	(2.48)
Distributions of net realized gains from investments in other investment companies	0.00(c)	—	—	—	—
Net increase (decrease) in net assets resulting from investment operations	(2.34)	(0.59)	1.94	1.22	(1.92)
Distributions from:
Net investment income	(0.47)	(0.20)	—	(0.10)	(0.56)
Net asset value, end of year	$24.16	$26.97	$27.76	$25.82	$24.70
Market price, end of year	$23.99	$27.06	$27.65	$25.95	$24.78
Total Return
Total investment return based on net asset value(d)	(8.89)%	(2.08)%	7.50%	4.94%	(6.71)%(e)
Total investment return based on market price(f)	(9.81)%	(1.38)%	6.55%	5.13%	(6.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,948	$175,312	$238,712	$179,450	$67,924
Ratio to average net assets of:
Expenses(g)	0.76%	0.76%	0.76%	0.75%	0.76%
Net investment income (loss)(b)	2.48%	2.37%	2.51%	1.29%	2.39%
Portfolio turnover rate(h)	100%	132%	235%	199%	325%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Agribusiness Small Cap ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$32.88	$33.92	$32.99	$30.12	$27.26
Income from Investment Operations
Net investment income(a)(b)	0.65	0.33	0.27	0.31	0.41
Net realized and unrealized gain (loss)	(4.66)	(1.09)	0.97	2.94	2.82
Net increase (decrease) in net assets resulting from investment operations	(4.01)	(0.76)	1.24	3.25	3.23
Distributions from:
Net investment income	(0.37)	(0.28)	(0.31)	(0.38)	(0.37)
Net asset value, end of year	$28.50	$32.88	$33.92	$32.99	$30.12
Market price, end of year	$28.21	$32.84	$33.84	$33.05	$29.52
Total Return
Total investment return based on net asset value(c)	(12.34)%	(2.16)%	3.75%	10.86%	11.93%
Total investment return based on market price(d)	(13.12)%	(2.04)%	3.30%	13.32%	9.66%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,125	$9,864	$11,873	$13,195	$12,047
Ratio to average net assets of:
Expenses(e)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.07%	1.04%	0.79%	0.99%	1.48%
Portfolio turnover rate(f)	19%	32%	11%	35%	31%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.13	$24.14	$27.14	$25.14	$26.77
Income from Investment Operations
Net investment income(a)(b)	0.66	0.79	0.88	0.71	0.90
Net realized and unrealized gain (loss)	(7.16)	1.81	(2.53)	2.88	(1.09)
Distributions of net realized gains from investments in other investment companies	—	—	—	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	(6.50)	2.60	(1.65)	3.59	(0.19)
Distributions from:
Net investment income	(0.62)	(0.78)	(0.85)	(0.71)	(0.88)
Return of capital	(0.69)	(0.83)	(0.50)	(0.88)	(0.56)
Total distributions from net investment income and return of capital	(1.31)	(1.61)	(1.35)	(1.59)	(1.44)
Net asset value, end of year	$17.32	$25.13	$24.14	$27.14	$25.14
Market price, end of year	$17.30	$25.12	$24.12	$27.15	$25.10
Total Return
Total investment return based on net asset value(d)	(27.15)%	11.16%	(6.37)%	14.60%	(0.51)%
Total investment return based on market price(e)	(27.21)%	11.24%	(6.49)%	14.79%	(0.83)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,702	$71,615	$82,089	$114,001	$76,663
Ratio to average net assets of:
Expenses(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)(b)	2.72%	3.11%	3.36%	2.64%	3.62%
Portfolio turnover rate(g)	26%	26%	27%	28%	28%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 500 International ETF
	For the Year Ended April 30, 2020	For the Period December 13, 2018(a) to April 30, 2019
Net asset value, beginning of period	$27.64	$25.50
Income from Investment Operations
Net investment income(b)(c)	0.72	0.39
Net realized and unrealized gain (loss)	(5.40)	1.77
Net increase (decrease) in net assets resulting from investment operations	(4.68)	2.16
Distributions from:
Net investment income	(0.67)	(0.02)
Net asset value, end of period	$22.29	$27.64
Market price, end of period	$22.10	$27.65
Total Return
Total investment return based on net asset value(d)	(17.33)%	8.47%
Total investment return based on market price(e)	(18.07)%	8.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$218,451	$85,675
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.25%	0.25%(g)
Expenses excluding waivers/reimbursements(f)	0.26%	0.26%(g)
Net investment income (loss)(c)	2.81%	3.90%(g)
Portfolio turnover rate(h)	13%	0%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Annualized.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,				For the Period July 22, 2015(a) to April 30, 2016
	2020	2019	2018	2017
Net asset value, beginning of period	$20.59	$21.63	$19.68	$17.68	$19.94
Income from Investment Operations
Net investment income(b)(c)	0.56	0.62	0.60	0.46	0.37
Net realized and unrealized gain (loss)	(2.51)	(0.77)	1.89	2.18	(2.42)
Net increase (decrease) in net assets resulting from investment operations	(1.95)	(0.15)	2.49	2.64	(2.05)
Distributions from:
Net investment income	(0.62)	(0.70)	(0.54)	(0.44)	(0.21)
Net realized gain	—	(0.19)	0.00(d)	(0.20)	—
Total distributions from net investment income and realized gains	(0.62)	(0.89)	(0.54)	(0.64)	(0.21)
Net asset value, end of period	$18.02	$20.59	$21.63	$19.68	$17.68
Market price, end of period	$17.83	$20.65	$21.60	$19.75	$17.59
Total Return
Total investment return based on net asset value(e)	(9.74)%	(0.42)%	12.84%	15.29%	(10.33)%
Total investment return based on market price(f)	(10.94)%	(0.03)%	12.28%	16.28%	(10.77)%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$249,575	$281,079	$578,517	$208,595	$76,010
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.20%	0.20%	0.22%	0.36%	0.36%(i)
Expenses excluding waivers/reimbursements(h)	0.36%	0.36%	0.36%	0.36%	0.36%(i)
Net investment income (loss)(c)	2.78%	3.03%	2.87%	2.55%	2.71%(i)
Portfolio turnover rate(j)	8%	13%	10%	8%	7%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Less than $0.005 per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(g)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 50 Percent Hedged FTSE Europe ETF
	For the Year Ended April 30,				For the Period July 22, 2015(a) to April 30, 2016
	2020	2019	2018	2017
Net asset value, beginning of period	$19.77	$20.33	$18.82	$17.63	$19.90
Income from Investment Operations
Net investment income(b)(c)	0.53	1.37	0.53	0.62	0.36
Net realized and unrealized gain (loss)	(2.73)	(1.15)	1.43	1.96	(2.41)
Net increase (decrease) in net assets resulting from investment operations	(2.20)	0.22	1.96	2.58	(2.05)
Distributions from:
Net investment income	(0.52)	(0.78)	(0.45)	(0.63)	(0.22)
Net realized gain	—	—	—	(0.76)	—
Total distributions from net investment income and realized gains	(0.52)	(0.78)	(0.45)	(1.39)	(0.22)
Net asset value, end of period	$17.05	$19.77	$20.33	$18.82	$17.63
Market price, end of period	$17.02	$19.77	$20.24	$18.90	$17.82
Total Return
Total investment return based on net asset value(d)	(11.46)%	1.45%	10.58%	15.48%	(10.33)%
Total investment return based on market price(e)	(11.64)%	1.90%	9.59%	14.78%	(9.38)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,675	$8,895	$168,737	$81,845	$46,724
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.30%	0.30%	0.32%	0.46%	0.46%(h)
Expenses excluding waivers/reimbursements(g)	0.46%	0.47%	0.46%	0.46%	0.46%(h)
Net investment income (loss)(c)	2.72%	6.74%	2.68%	3.52%	2.65%(h)
Portfolio turnover rate(i)	6%	10%	10%	14%	10%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 50 Percent Hedged FTSE Japan ETF
	For the Year Ended April 30,				For the Period July 22, 2015(a) to April 30, 2016
	2020	2019	2018	2017
Net asset value, beginning of period	$20.73	$22.42	$19.13	$17.33	$20.16
Income from Investment Operations
Net investment income(b)(c)	0.49	0.30	0.34	0.27	0.27
Net realized and unrealized gain (loss)	(1.32)	(1.64)	3.30	1.95	(3.10)
Net increase (decrease) in net assets resulting from investment operations	(0.83)	(1.34)	3.64	2.22	(2.83)
Distributions from:
Net investment income	(0.73)	(0.35)	(0.35)	(0.42)	—
Net asset value, end of period	$19.17	$20.73	$22.42	$19.13	$17.33
Market price, end of period	$18.90	$20.67	$22.30	$19.16	$17.83
Total Return
Total investment return based on net asset value(d)	(4.20)%	(5.96)%	19.11%	13.18%	(14.05)%
Total investment return based on market price(e)	(5.25)%	(5.71)%	18.29%	10.17%	(11.56)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,667	$6,218	$34,746	$27,740	$25,125
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.30%	0.30%	0.33%	0.46%	0.46%(h)
Expenses excluding waivers/reimbursements(g)	0.46%	0.46%	0.46%	0.46%	0.46%(h)
Net investment income (loss)(c)	2.41%	1.39%	1.61%	1.53%	1.85%(h)
Portfolio turnover rate(i)	7%	7%	6%	15%	11%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices. Prior to May 31, 2016, the closing price listed on the NYSE Arca was used.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Candriam ESG International Equity ETF
For the Period December 17, 2019(a) to April 30, 2020
Net asset value, beginning of period	$25.19
Income from Investment Operations
Net investment income(b)(c)	0.26
Net realized and unrealized gain (loss)	(4.34)
Net increase (decrease) in net assets resulting from investment operations	(4.08)
Distributions from:
Net investment income	(0.11)
Net asset value, end of period	$21.00
Market price, end of period	$20.87
Total Return
Total investment return based on net asset value(d)	(16.18)%
Total investment return based on market price(e)	(16.68)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,196
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%(h)
Expenses excluding waivers/reimbursements(g)	0.16%(h)
Net investment income (loss)(c)	3.20%(h)
Portfolio turnover rate(i)	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Candriam ESG U.S. Equity ETF
For the Period December 17, 2019(a) to April 30, 2020
Net asset value, beginning of period	$25.18
Income from Investment Operations
Net investment income(b)(c)	0.15
Net realized and unrealized gain (loss)	(1.08)
Net increase (decrease) in net assets resulting from investment operations	(0.93)
Distributions from:
Net investment income	(0.12)
Net asset value, end of period	$24.13
Market price, end of period	$24.12
Total Return
Total investment return based on net asset value(d)	(3.59)%
Total investment return based on market price(e)	(3.64)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,034
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.09%(h)
Expenses excluding waivers/reimbursements(g)	0.11%(h)
Net investment income (loss)(c)	1.67%(h)
Portfolio turnover rate(i)	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,		For the Period May 16, 2017(a) to April 30, 2018
	2020	2019
Net asset value, beginning of period	$25.72	$27.13	$25.16
Income from Investment Operations
Net investment income(b)(c)	0.28	0.27	0.16
Net realized and unrealized gain (loss)	(5.72)	(1.39)	1.93
Net increase (decrease) in net assets resulting from investment operations	(5.44)	(1.12)	2.09
Distributions from:
Net investment income	(0.26)	(0.29)	(0.12)
Net asset value, end of period	$20.02	$25.72	$27.13
Market price, end of period	$20.02	$25.72	$27.14
Total Return
Total investment return based on net asset value(d)	(21.35)%	(4.10)%	8.33%
Total investment return based on market price(e)	(21.34)%	(4.14)%	8.36%(f)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$103,108	$348,555	$465,347
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.35%	0.35%	0.35%(h)
Expenses excluding waivers/reimbursements(g)	0.36%	0.36%	0.36%(h)
Net investment income (loss)(c)	1.14%	1.01%	0.61%(h)
Portfolio turnover rate(i)	43%	57%	106%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund's capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,		For the Period December 13, 2017(a) to April 30, 2018
	2020	2019
Net asset value, beginning of period	$24.75	$25.30	$25.05
Income from Investment Operations
Net investment income(b)(c)	0.58	0.48	0.15
Net realized and unrealized gain (loss	(2.80)	(0.53)	0.18(d)
Net increase (decrease) in net assets resulting from investment operations	(2.22)	(0.05)	0.33
Distributions from:
Net investment income	(0.58)	(0.50)	(0.08)
Net asset value, end of period	$21.95	$24.75	$25.30
Market price, end of period	$21.92	$24.75	$25.30
Total Return
Total investment return based on net asset value(e)	(9.04)%	(0.13)%	1.31%
Total investment return based on market price(f)	(9.18)%	(0.13)%	1.32%(g)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$220,630	$278,412	$320,000
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.25%	0.25%	0.25%(i)
Expenses excluding waivers/reimbursements(h)	0.26%	0.26%	0.26%(i)
Net investment income (loss)(c)	2.35%	1.97%	1.59%(i)
Portfolio turnover rate(j)	58%	52%	94%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
Since the Shares of the Funds did not trade in the secondary market until the day after the Fund's inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund's capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2020
1. ORGANIZATION
IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of twenty-two operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.
Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).
Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Hedge Macro Tracker ETF*	Diversified	June 9, 2009
IQ Hedge Market Neutral Tracker ETF*	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF*	Diversified	March 24, 2015
IQ Hedge Event-Driven Tracker ETF*	Diversified	March 24, 2015
IQ Real Return ETF*	Diversified	October 27, 2009
IQ Leaders GTAA Tracker ETF*	Diversified	September 30, 2015
IQ Enhanced Core Plus Bond U.S. ETF*	Diversified	May 10, 2016
IQ Short Duration Enhanced Core Bond U.S. ETF*	Diversified	December 18, 2018
IQ S&P High Yield Low Volatility Bond ETF	Diversified	February 15, 2017
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ Global Agribusiness Small Cap ETF	Non-diversified	March 22, 2011
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 14, 2011
IQ 500 International ETF	Diversified	December 13, 2018
IQ 50 Percent Hedged FTSE International ETF	Diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Europe ETF	Diversified	July 22, 2015
IQ 50 Percent Hedged FTSE Japan ETF	Diversified	July 22, 2015
IQ Candriam ESG International Equity ETF	Diversified	December 17, 2019
IQ Candriam ESG U.S. Equity ETF	Diversified	December 17, 2019
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017

*
Funds are “fund of funds”, meaning that they seek to achieve their investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Notes to Financial Statements (continued)

April 30, 2020
Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:
Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Real Return ETF	IQ Real Return Index
IQ Leaders GTAA Tracker ETF	IQ Leaders GTAA Index
IQ Enhanced Core Plus Bond U.S. ETF	IQ Enhanced Core Plus Bond U.S. Index
IQ Short Duration Enhanced Core Bond U.S. ETF	IQ Short Duration Enhanced Core Bond U.S. Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Global Agribusiness Small Cap ETF	IQ Global Agribusiness Small Cap Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 500 International ETF	IQ 500 International Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Europe ETF	FTSE Developed Europe 50% Hedged to USD Index
IQ 50 Percent Hedged FTSE Japan ETF	FTSE Japan 50% Hedged to USD Index
IQ Candriam ESG International Equity ETF	IQ Candriam ESG International Equity Index
IQ Candriam ESG U.S. Equity ETF	IQ Candriam ESG US Equity Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote.

Notes to Financial Statements (continued)

April 30, 2020
However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the Fund’s listed exchange is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the New York Stock Exchange Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times.
A fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as the method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.
Over-the-counter (“OTC”) traded financial Instruments, forward foreign currency contracts and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service. At April 30, 2020 there were no open OTC-traded options.
If a fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no

Notes to Financial Statements (continued)

April 30, 2020
appropriate alternative trading market is available. The frequency with which a fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
A fund may sweep uninvested cash balances into a money market fund, either the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class. The Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares and the BlackRock Liquidity Funds Treasury Trust Fund Portfolio seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares and the BlackRock Liquidity Funds Treasury Trust Fund Portfolio have no redemption restriction and are valued at the daily NAV.
Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund, Institutional Shares. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

Notes to Financial Statements (continued)

April 30, 2020
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2020 is disclosed at the end of each Fund’s Schedule of Investments.
Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

Notes to Financial Statements (continued)

April 30, 2020
amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.
Foreign
The Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Whether or when a Fund will receive a withholding tax refund is subject to the tax authorities of each country the Funds has an open receivable with. The Funds regularly evaluates the probability of recovering the withholding tax refund, if the likelihood of recovery decreases accruals in the Fund's net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund's net asset value.
The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2020, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from the IQ U.S. Real Estate Small Cap ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Notes to Financial Statements (continued)

April 30, 2020
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.
A fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2020, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of

Notes to Financial Statements (continued)

April 30, 2020
Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$87,019,645	$173,711	$1,044,385	$80,047,565	$168,285,306
IQ Hedge Macro Tracker ETF	234,871	—	3,619	98,852	337,342
IQ Hedge Market Neutral Tracker ETF	3,346,998	—	4,368	470,204	3,821,570
IQ Hedge Long/Short Tracker ETF	955,259	1,016	11,200	2,130,939	3,098,414
IQ Hedge Event-Driven Tracker ETF	2,226,451	—	87	86,096	2,312,634
IQ Real Return ETF	8,787,643	16,020	88,463	6,458,404	15,350,530
IQ Leaders GTAA Tracker ETF	588,340	2,128	63,657	2,591,773	3,245,898
IQ Enhanced Core Plus Bond U.S. ETF	1,243,000	1,259	6,670	166,154	1,417,083
IQ Short Duration Enhanced Core Bond U.S. ETF	11,650	—	—	—	11,650
IQ S&P High Yield Low Volatility Bond ETF	400,640	1,095	5,804	144,570	552,109
IQ Merger Arbitrage ETF	14,289,956	56,460	751,582	17,746,061	32,844,059
IQ Global Resources ETF	242,458	202	4,363	153,972	400,995
IQ Global Agribusiness Small Cap ETF	528,622	2,620	6,374	535,589	1,073,205
IQ U.S. Real Estate Small Cap ETF	947,367	2,739	38,605	6,032,522	7,021,233
IQ 500 International ETF	9,440,603	—	—	118,087	9,558,690
IQ 50 Percent Hedged FTSE International ETF	8,900,910	—	—	1,103,547	10,004,457
IQ 50 Percent Hedged FTSE Europe ETF	371,799	—	—	—	371,799
IQ 50 Percent Hedged FTSE Japan ETF	84,985	—	—	12,470	97,455
IQ Candriam ESG International Equity ETF	531,802	—	628	43,327	575,757
IQ Candriam ESG U.S. Equity ETF	3,669	722	6,068	166,231	176,690
IQ Chaikin U.S. Small Cap ETF	3,062,369	11,104	134,882	7,069,936	10,278,291
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—
The collateral amount presented is in excess of the securities on loan.
Master Netting Arrangements
In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.
Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

Notes to Financial Statements (continued)

April 30, 2020
At April 30, 2020, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Bank of America and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Leaders GTAA Tracker ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
As of April 30, 2020, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:
	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$163,756,749	$(163,756,749)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	329,299	(329,299)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	3,719,092	(3,719,092)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	3,088,322	(3,088,322)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	2,250,175	(2,250,175)	—	—	—	—
IQ Real Return ETF	14,995,441	(14,995,441)	—	—	—	—
IQ Leaders GTAA Tracker ETF	3,157,133	(3,157,133)	—	—	—	—
IQ Enhanced Core Plus Bond U.S. ETF	1,386,262	(1,386,262)	—	—	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	11,399	(11,399)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	531,180	(531,180)	—	—	—	—
IQ Merger Arbitrage ETF	31,273,273	(31,273,273)	—	—	—	—
IQ Global Resources ETF	380,569	(380,569)	—	—	—	—
IQ Global Agribusiness Small Cap ETF	1,004,606	(1,004,606)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	6,683,363	(6,683,363)	—	—	—	—
IQ 500 International ETF	8,946,555	(8,946,555)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	9,313,923	(9,313,923)	—	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	344,343	(344,343)	—	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	89,748	(89,748)	—	—	—	—
IQ Candriam ESG International Equity ETF	540,365	(540,365)	—	—	—	—
IQ Candriam ESG U.S. Equity ETF	169,347	(169,347)	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	9,665,767	(9,665,767)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—	—

1
The amount of collateral presented is limited such that the net amount cannot be less than $0.

Notes to Financial Statements (continued)

April 30, 2020
As of April 30, 2020, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:
Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received/ (Pledged)*	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$273,137	$(273,137)	$—	$1,258,694	$(273,137)	$(985,557)	$—
IQ 50 Percent Hedged FTSE Europe ETF
Morgan Stanley	$5,759	$(5,759)	$—	$20,099	$(5,759)	$—	$14,340
IQ 50 Percent Hedged FTSE Japan ETF
Bank of America	$103	$(103)	$—	$31,276	$(103)	$—	$31,173

*
The amount of collateral presented is limited such that the net amount cannot be less than $0.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board. The Advisor is responsible for the supervision of MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”), the sub-advisor to IQ S&P High Yield Low Volatility Bond ETF, and its management of the Fund.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).

Notes to Financial Statements (continued)

April 30, 2020
Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Real Return ETF	0.48%
IQ Leaders GTAA Tracker ETF	0.45%
IQ Enhanced Core Plus Bond U.S. ETF	0.25%
IQ Short Duration Enhanced Core Bond U.S. ETF	0.20%
IQ S&P High Yield Low Volatility Bond ETF	0.40%
IQ Merger Arbitrage ETF	0.75%
IQ Global Resources ETF	0.75%
IQ Global Agribusiness Small Cap ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 500 International ETF	0.25%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ 50 Percent Hedged FTSE Europe ETF	0.45%
IQ 50 Percent Hedged FTSE Japan ETF	0.45%
IQ Candriam ESG International Equity ETF	0.15%
IQ Candriam ESG U.S. Equity ETF	0.09%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%
The Advisor has agreed to pay all expenses of the Funds, except: brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustee, and the Chief Compliance Officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor.
The Advisor has entered into a Fee Waiver Agreement with each Fund under which it has contractually agreed, until August 31, 2020, to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.22%
IQ Hedge Macro Tracker ETF	0.35%*
IQ Hedge Market Neutral Tracker ETF	0.35%*
IQ Hedge Long/Short Tracker ETF	0.35%*
IQ Hedge Event-Driven Tracker ETF	0.35%*
IQ Real Return ETF	0.28%
IQ Leaders GTAA Tracker ETF	0.23%
IQ Enhanced Core Plus Bond U.S. ETF	0.05%

*
The effective date of the Fee Waiver Agreement was 8/29/19.

The Advisor has entered into an Expense Limitation Agreement with each Fund under which it has contractually agreed, to waive a portion of its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees and

Notes to Financial Statements (continued)

April 30, 2020
commissions, dividends paid on short sale, acquired fund fees and expenses, and extraordinary expenses) to not more than a specific percentage of the average daily net assets as follows:
Fund	Rate	Expires
IQ Short Duration Enhanced Core Bond U.S. ETF	0.20%	8/31/2020
IQ S&P High Yield Low Volatility Bond ETF	0.40%	8/31/2020
IQ 500 International ETF	0.25%	8/31/2020
IQ 50 Percent Hedged FTSE International ETF	0.20%	8/31/2020
IQ 50 Percent Hedged FTSE Europe ETF	0.30%	8/31/2020
IQ 50 Percent Hedged FTSE Japan ETF	0.30%	8/31/2020
IQ Candriam ESG International Equity ETF	0.15%	8/31/2021
IQ Candriam ESG U.S. Equity ETF	0.09%	8/31/2021
IQ Chaikin U.S. Small Cap ETF	0.35%	8/31/2020
IQ Chaikin U.S. Large Cap ETF	0.25%	8/31/2020
For the year ended April 30, 2020, there is no recoupment available.
Investment Sub-Advisory Agreement
The Sub-Advisor is a registered investment advisor and an indirect, wholly-owned subsidiary of New York Life, and is responsible for the day-to-day portfolio management of IQ S&P High Yield Low Volatility Bond ETF. Pursuant to the terms of the Sub-Advisory Agreement (“Subadvisory Agreement”) between the Advisor and the Sub-Advisor, the Advisor pays for the services of the Sub-Advisor. The Sub-Advisor acts as portfolio manager for the Fund subject to the supervision of the Advisor and the Board.
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. As described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.
Administrator, Custodian and Transfer Agent
BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (continued)

April 30, 2020
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2020, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$831,865,107	$20,266,198	$(22,684,863)	(2,418,665)
IQ Hedge Macro Tracker ETF	4,087,656	141,885	(153,695)	(11,810)
IQ Hedge Market Neutral Tracker ETF	21,554,452	374,619	(514,994)	(140,375)
IQ Hedge Long/Short Tracker ETF	11,670,696	418,074	(342,368)	75,706
IQ Hedge Event-Driven Tracker ETF	10,865,636	127,093	(413,349)	(286,256)
IQ Real Return ETF	60,669,961	371,242	(1,060,284)	(689,042)
IQ Leaders GTAA Tracker ETF	13,141,655	268,773	(854,155)	(585,382)
IQ Enhanced Core Plus Bond U.S. ETF	69,292,347	966,185	(12,076)	954,109
IQ Short Duration Enhanced Core Bond U.S. ETF	4,865,017	12,635	(541)	12,094
IQ S&P High Yield Low Volatility Bond ETF	52,060,822	319,192	(1,135,410)	(816,218)
IQ Merger Arbitrage ETF	799,086,438	11,556,947	(90,963,355)	(79,406,408)
IQ Global Resources ETF	27,497,312	1,239,788	(5,258,499)	(4,018,711)
IQ Global Agribusiness Small Cap ETF	8,348,687	854,236	(1,558,567)	(704,331)
IQ U.S. Real Estate Small Cap ETF	60,624,502	4,282,104	(23,309,257)	(19,027,153)
IQ 500 International ETF	284,688,382	2,768,206	(57,685,321)	(54,917,115)
IQ 50 Percent Hedged FTSE International ETF	322,150,367	12,096,824	(75,662,537)	(63,565,713)
IQ 50 Percent Hedged FTSE Europe ETF	10,492,443	510,096	(2,941,962)	(2,431,866)
IQ 50 Percent Hedged FTSE Japan ETF	8,261,977	288,780	(819,683)	(530,903)
IQ Candriam ESG International Equity ETF	47,024,146	1,802,027	(2,188,313)	(386,286)
IQ Candriam ESG U.S. Equity ETF	6,300,337	322,784	(591,534)	(268,750)
IQ Chaikin U.S. Small Cap ETF	102,588,049	12,604,441	(9,048,023)	3,556,418
IQ Chaikin U.S. Large Cap ETF	210,524,987	21,513,765	(11,580,415)	9,933,350
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments, amortization of market premium and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2020.

Notes to Financial Statements (continued)

April 30, 2020
At April 30, 2020, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:
Fund	Ordinary Income (Loss)1	Net Capital Gain (Losses)2	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$15,261,072	$(72,721,325)	$(2,418,666)	$(59,878,919)
IQ Hedge Macro Tracker ETF	106,850	(5,601,397)	(11,810)	(5,506,357)
IQ Hedge Market Neutral Tracker ETF	341,519	(479,825)	(140,375)	(278,681)
IQ Hedge Long/Short Tracker ETF	49,840	(715,099)	75,706	(589,553)
IQ Hedge Event-Driven Tracker ETF	78,974	(146,576)	(286,256)	(353,858)
IQ Real Return ETF	285,776	(2,243,087)	(689,042)	(2,646,353)
IQ Leaders GTAA Tracker ETF	(40,819)	(2,801,562)	(585,382)	(3,427,763)
IQ Enhanced Core Plus Bond U.S. ETF	—	(16,056,882)	954,109	(15,102,773)
IQ Short Duration Enhanced Core Bond U.S. ETF	—	(295,030)	12,094	(282,936)
IQ S&P High Yield Low Volatility Bond ETF	181,962	(3,867,568)	(816,218)	(4,501,824)
IQ Merger Arbitrage ETF	29,165,487	(7,888,037)	(79,411,265)	(58,133,815)
IQ Global Resources ETF	2,041,648	(60,635,661)	(4,022,510)	(62,616,523)
IQ Global Agribusiness Small Cap ETF	—	(7,985,970)	(703,988)	(8,689,958)
IQ U.S. Real Estate Small Cap ETF	—	(6,474,785)	(19,027,153)	(25,501,938)
IQ 500 International ETF	2,033,502	(1,271,099)	(54,910,627)	(54,148,224)
IQ 50 Percent Hedged FTSE International ETF	1,184,828	(2,044,954)	(63,563,826)	(64,423,952)
IQ 50 Percent Hedged FTSE Europe ETF	1,244	(2,169,921)	(2,440,212)	(4,608,889)
IQ 50 Percent Hedged FTSE Japan ETF	69,207	(1,752,023)	(529,988)	(2,212,804)
IQ Candriam ESG International Equity ETF	119,262	(29,240)	(385,644)	(295,622)
IQ Candriam ESG U.S. Equity ETF	8,227	(12,689)	(268,750)	(273,212)
IQ Chaikin U.S. Small Cap ETF	—	(80,434,100)	3,556,418	(76,877,682)
IQ Chaikin U.S. Large Cap ETF	294,570	(75,399,871)	9,933,350	(65,171,951)

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.

Notes to Financial Statements (continued)

April 30, 2020
At April 30, 2020, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:
Fund	Total distributable earnings/ (accumulated loss)	Paid-in capital
IQ Hedge Multi-Strategy Tracker ETF	$(4,839,832)	$4,839,832
IQ Hedge Macro Tracker ETF	(47,543)	47,543
IQ Hedge Market Neutral Tracker ETF	(50,012)	50,012
IQ Hedge Long/Short Tracker ETF	(172,596)	172,596
IQ Hedge Event-Driven Tracker ETF	59,590	(59,590)
IQ Real Return ETF	(25,971)	25,971
IQ Leaders GTAA Tracker ETF	(1,780,863)	1,780,863
IQ Enhanced Core Plus Bond U.S. ETF	(1,970,362)	1,970,362
IQ Short Duration Enhanced Core Bond U.S. ETF	(202,707)	202,707
IQ S&P High Yield Low Volatility Bond ETF	1,402,757	(1,402,757)
IQ Merger Arbitrage ETF	(29,905,985)	29,905,985
IQ Global Resources ETF	(7,161,065)	7,161,065
IQ Global Agribusiness Small Cap ETF	(318,290)	318,290
IQ U.S. Real Estate Small Cap ETF	2,096,484	(2,096,484)
IQ 500 International ETF	(6,154,434)	6,154,434
IQ 50 Percent Hedged FTSE International ETF	7,026,141	(7,026,141)
IQ 50 Percent Hedged FTSE Europe ETF	5	(5)
IQ 50 Percent Hedged FTSE Japan ETF	(257,992)	257,992
IQ Candriam ESG International Equity ETF	—	—
IQ Candriam ESG U.S. Equity ETF	(73,117)	73,117
IQ Chaikin U.S. Small Cap ETF	(1,402,565)	1,402,565
IQ Chaikin U.S. Large Cap ETF	(12,235,608)	12,235,608
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, distributions in excess of earnings and profits, nondeductible expenses and capital share redemptions utilized as distributions for tax purposes.

Notes to Financial Statements (continued)

April 30, 2020
The tax character of distributions paid during the years ended April 30, 2020 and 2019 were as follows:
	2020			2019
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$16,163,950	$—	$—	$24,498,116	$—	$—
IQ Hedge Macro Tracker ETF	54,164	—	—	69,928	—	—
IQ Hedge Market Neutral Tracker ETF	239,729	—	—	—	—	—
IQ Hedge Long/Short Tracker ETF	123,690	—	—	190,276	—	—
IQ Hedge Event-Driven Tracker ETF	157,392	—	—	129,849	—	—
IQ Real Return ETF	1,185,760	—	—	730,380	—	—
IQ Leaders GTAA Tracker ETF	1,040,313	—	—	1,367,155	—	—
IQ Enhanced Core Plus Bond U.S. ETF	3,150,736	—	—	6,882,062	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	225,037	—	—	28,586	—	—
IQ S&P High Yield Low Volatility Bond ETF	2,787,812	—	—	3,901,103	—	—
IQ Merger Arbitrage ETF	—	—	—	—	—	—
IQ Global Resources ETF	2,539,080	—	—	1,346,949	—	—
IQ Global Agribusiness Small Cap ETF	91,643	—	—	98,945	—	—
IQ U.S. Real Estate Small Cap ETF	1,633,256	—	1,775,536	2,374,318	—	2,583,466
IQ 500 International ETF	3,080,969	—	—	15,344	—	—
IQ 50 Percent Hedged FTSE International ETF	7,874,573	—	—	18,743,014	721,412	—
IQ 50 Percent Hedged FTSE Europe ETF	236,012	—	—	417,662	—	—
IQ 50 Percent Hedged FTSE Japan ETF	181,753	—	—	545,585	—	—
IQ Candriam ESG International Equity ETF	50,904	—	—	N/A	N/A	N/A
IQ Candriam ESG U.S. Equity ETF	30,853	—	—	N/A	N/A	N/A
IQ Chaikin U.S. Small Cap ETF	2,340,043	—	—	4,624,785	—	—
IQ Chaikin U.S. Large Cap ETF	6,034,101	—	—	7,178,905	—	—

Notes to Financial Statements (continued)

April 30, 2020
Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2020, the Funds incurred and elected to defer to May 1, 2020 Post-October Losses and late year ordinary losses of:
Fund	Late Year Ordinary Gains/(Losses)	Short-Term Post October Gains/(Losses)	Long-Term Post October Gains/(Losses)
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Hedge Macro Tracker ETF	—	—	—
IQ Hedge Market Neutral Tracker ETF	—	—	—
IQ Hedge Long/Short Tracker ETF	—	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Real Return ETF	—	—	—
IQ Leaders GTAA Tracker ETF	(40,819)	(883,125)	(104,229)
IQ Enhanced Core Plus Bond U.S. ETF	—	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—
IQ Merger Arbitrage ETF	—	—	—
IQ Global Resources ETF	—	—	—
IQ Global Agribusiness Small Cap ETF	—	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ 500 International ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	—	—
IQ 50 Percent Hedged FTSE Europe ETF	—	—	—
IQ 50 Percent Hedged FTSE Japan ETF	—	—	—
IQ Candriam ESG International Equity ETF	—	—	—
IQ Candriam ESG U.S. Equity ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—
At April 30, 2020, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforward amounts are as follows:

Notes to Financial Statements (continued)

April 30, 2020
Fund	Utilized in Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$—	$70,903,956	$1,817,369
IQ Hedge Macro Tracker ETF	—	4,384,500	1,216,897
IQ Hedge Market Neutral Tracker ETF	—	479,825	—
IQ Hedge Long/Short Tracker ETF	—	522,006	193,093
IQ Hedge Event-Driven Tracker ETF	—	108,259	38,317
IQ Real Return ETF	107,379	1,298,633	944,454
IQ Leaders GTAA Tracker ETF	—	1,661,927	152,281
IQ Enhanced Core Plus Bond U.S. ETF	4,009,883	15,277,824	779,058
IQ Short Duration Enhanced Core Bond U.S. ETF	—	295,030	—
IQ S&P High Yield Low Volatility Bond ETF	—	3,086,322	781,246
IQ Merger Arbitrage ETF	5,042,789	7,888,037	—
IQ Global Resources ETF	—	33,383,108	27,252,553
IQ Global Agribusiness Small Cap ETF	—	2,744,258	5,241,712
IQ U.S. Real Estate Small Cap ETF	—	1,188,391	5,286,394
IQ 500 International ETF	—	1,206,853	64,246
IQ 50 Percent Hedged FTSE International ETF	1,437,069	—	2,044,954
IQ 50 Percent Hedged FTSE Europe ETF	76,219	—	2,169,921*
IQ 50 Percent Hedged FTSE Japan ETF	—	837,471	914,552
IQ Candriam ESG International Equity ETF	—	29,240	—
IQ Candriam ESG U.S. Equity ETF		12,689	—
IQ Chaikin U.S. Small Cap ETF	—	37,902,373	42,531,727
IQ Chaikin U.S. Large Cap ETF	—	38,300,899	37,098,972

*
Subject to annual limitation on utilization.

6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2020, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate and subsidiary of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLife”). As of April 30, 2020, NYLIM and NYLife were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below. NYLIM and NYLife own shares of the Funds on their own behalf or on behalf of funds or accounts managed by NYLIM or NYLife.
New York Life Insurance & Annuity Corporation
Fund	% Ownership
IQ Hedge Long/Short Tracker ETF	45.1%
IQ Hedge Event-Driven Tracker ETF	57.9%
IQ Short Duration Enhanced Core Bond U.S. ETF	60.0%
IQ S&P High Yield Low Volatility Bond ETF	37.8%
IQ 500 International ETF	2.0%
IQ Candriam ESG U.S. Equity ETF	79.4%
IQ Candriam ESG International Equity ETF	18.1%

Notes to Financial Statements (continued)

April 30, 2020
New York Life Investment Management LLC
Fund	% Ownership
IQ 500 International ETF	96.5%
IQ 50 Percent Hedged FTSE International ETF	50.4%
IQ Candriam ESG International Equity ETF	78.1%
IQ Chaikin U.S. Small Cap ETF	68.8%
IQ Chaikin U.S. Large Cap ETF	96.5%
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year and period ended April 30, 2020 are as follows:
Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$1,396,907,245	$1,389,136,579	$108,326,474	$337,532,547
IQ Hedge Macro Tracker ETF	4,975,238	4,907,909	—	1,341,028
IQ Hedge Market Neutral Tracker ETF	11,693,779	11,488,330	5,064,465	2,638,539
IQ Hedge Long/Short Tracker ETF	9,676,221	9,510,814	8,784,247	4,409,706
IQ Hedge Event-Driven Tracker ETF	4,395,598	4,363,618	8,606,898	4,081,689
IQ Real Return ETF	37,346,927	37,385,086	—	4,103,791
IQ Leaders GTAA Tracker ETF	44,151,542	44,316,576	15,711,949	46,718,844
IQ Enhanced Core Plus Bond U.S. ETF	317,018,848	316,986,498	10,758,879	102,922,667
IQ Short Duration Enhanced Core Bond U.S. ETF	9,424,277	10,147,083	20,415,539	18,516,989
IQ S&P High Yield Low Volatility Bond ETF	80,143,996	64,771,905	870,907	26,359,187
IQ Merger Arbitrage ETF	2,628,944,132	2,468,283,271	677,038,401	984,451,977
IQ Global Resources ETF	95,993,074	96,571,713	1,202,136	134,846,442
IQ Global Agribusiness Small Cap ETF	1,594,193	1,503,784	—	1,669,097
IQ U.S. Real Estate Small Cap ETF	15,845,809	16,825,844	3,669,064	14,038,271
IQ 500 International ETF	26,502,083	19,742,006	280,958,813	97,261,535
IQ 50 Percent Hedged FTSE International ETF	26,785,138	19,625,300	124,344,360	111,683,175
IQ 50 Percent Hedged FTSE Europe ETF	751,262	549,455	—	—
IQ 50 Percent Hedged FTSE Japan ETF	359,527	563,065	6,851,689	4,950,542
IQ Candriam ESG International Equity ETF	1,940,893	497,110	45,031,838	—
IQ Candriam ESG U.S. Equity ETF	694,787	691,799	10,070,806	3,842,586
IQ Chaikin U.S. Small Cap ETF	89,586,948	89,058,712	4,616,187	216,474,918
IQ Chaikin U.S. Large Cap ETF	152,349,402	151,697,203	168,386,886	201,709,021
8. DERIVATIVE FINANCIAL INSTRUMENTS
Swap Transactions
A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.
The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on

Notes to Financial Statements (continued)

April 30, 2020
the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
When the Funds have an unrealized loss on a swap agreement, the Funds have instructed the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.
Some of the Funds intend to use Total Return Swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.
Pursuant to documentation governing the Funds’ swap transactions with Bank of America and Morgan Stanley, Bank of America and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Bank of America and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2020, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2020, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.
The Funds may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
Upon entering into a forward foreign currency contract, a fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2020, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Notes to Financial Statements (continued)

April 30, 2020
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Asset Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$273,137
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized appreciation on forward foreign currency contracts	5,759
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized appreciation on forward foreign currency contracts	103
Liability Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$1,258,694
IQ 50 Percent Hedged FTSE Europe ETF
Unrealized depreciation on forward foreign currency contracts	20,099
IQ 50 Percent Hedged FTSE Japan ETF
Unrealized depreciation on forward foreign currency contracts	31,276
Total return swaps reflect a reset date as of April 30, 2020; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.
Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2020 were as follows:
Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(162,241)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$7,567
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(2,626)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$18,064
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		$2,647

Notes to Financial Statements (continued)

April 30, 2020
Fund	Currency Risk	Equity Risk
IQ Leaders GTAA Tracker ETF
Realized gain (loss)
Swap transactions		$(387,021)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$58,327,608
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		$(1,057,162)
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Forward foreign currency contracts	$6,197,986
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(2,213,145)
IQ 50 Percent Hedged FTSE Europe ETF
Realized gain (loss)
Forward foreign currency contracts	$212,939
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(43,278)
IQ 50 Percent Hedged FTSE Japan ETF
Realized gain (loss)
Forward foreign currency contracts	$(74,952)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(56,090)

For the year ended April 30, 2020, the monthly average notional value of the derivatives held by the Funds were as follows:
	Average Notional Value
	IQ Hedge Multi- Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/ Short Tracker ETF	IQ Hedge Event- Driven Tracker ETF	IQ Leaders GTAA Tracker ETF	IQ Merger Arbitrage ETF	IQ Global Resources ETF	IQ 50 Percent Hedged FTSE International ETF	IQ 50 Percent Hedged FTSE Europe ETF	IQ 50 Percent Hedged FTSE Japan ETF
Asset Derivatives
Swap contracts	$84,085,827	$471,108	$1,505,339	$708,471	$127,513	$3,713,719	$—	$—	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	406,502,325	13,081,548	8,684,673
Liability Derivatives
Swap contracts	$(84,556,628)	$(472,712)	$(1,506,162)	$(713,601)	$(127,559)	$(3,708,222)	$(292,897,497)	$(21,587,771)	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	—	(406,156,509)	(13,068,080)	(8,693,860)
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a fund could result in a loss or the performance of a fund could be inferior to that of other investments.

Notes to Financial Statements (continued)

April 30, 2020
Call Risk1
During periods of falling interest rates, an issuer of a callable bond held by a fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Counterparty Risk
Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions.
In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.
Credit Risk1
Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default on its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in default.
Currency Hedging Risk2
Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.
Currency Risk
Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both a fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.
Debt Investments Risk
The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market risk, regulatory risk, price volatility and liquidity risk. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a fund’s income or ability to recover amounts due, and may reduce the value of the debt investment, sometimes dramatically. Certain debt investments may be difficult to value, purchase, or sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.
Debt investments most frequently trade in institutional round lot size transactions. Until a fund grows significantly in size, a fund may purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than

1
Applies to IQ Enhanced Core Plus Bond U.S. ETF, IQ Short Duration Enhanced Core Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF.

2
Applies to IQ 50 Percent Hedged FTSE International ETF, IQ 50 Percent Hedged FTSE Europe ETF and IQ 50 Percent Hedged FTSE Japan ETF.

Notes to Financial Statements (continued)

April 30, 2020
institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Derivatives may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.
Equity Securities Risk
The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a fund’s holdings. Opportunity for greater gain may come with greater risk of loss.
Exchange Traded Vehicle Risk3
Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.
Fund of Funds Risk3
Certain Funds’ investment performance, because they are fund of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.
Foreign Securities Risk
Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

3
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Real Return ETF, IQ Leaders GTAA Tracker, IQ Enhanced Core Plus Bond U.S. ETF and IQ Short Duration Enhanced Core Bond U.S. ETF.

Notes to Financial Statements (continued)

April 30, 2020
High Yield Securities Risk1
High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”
Income Risk1
The income of a fund receives from investments in debt securities may decline when interest rates fall. This decline can occur because a fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund needs to purchase additional bonds.
Index Risk
The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.
Industry Concentration Risk
To the extent that a fund’s Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Interest Rate Risk1
An increase in interest rates may cause the value of debt securities held by a fund to decline. Interest rates in the United States are near historic lows, which may increase a fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a fund to sell its bond holdings at a time when the Fund might wish to sell.
Large Transaction Risks
From time to time, a fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund’s transaction costs.
Long/Short Risk
There is no guarantee that the returns on a fund’s long or short positions, if any, will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, a fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.
Market Risk
The market price of investments owned by a fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting markets generally or particular segments of the market. Market risks include political, regulatory, market and economic developments, and geopolitical and other events, including war, terrorism, trade disputes, natural disasters, and public health crises. Such events may result in disruptions in the U.S .and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a fund and its investments.

1
Applies to IQ Enhanced Core Plus Bond U.S. ETF, IQ Short Duration Enhanced Core Bond U.S. ETF and IQ S&P High Yield Low Volatility Bond ETF.

Notes to Financial Statements (continued)

April 30, 2020
An outbreak of COVID-19 has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The full effects, duration and costs of the COVID-19 pandemic are uncertain, and the circumstances surrounding the COVID-19 pandemic will continue to evolve and may adversely affect a fund and its investments.
New Fund Risk4
Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.
Passive Management Risk
Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.
Small Capitalization Companies Risk5
Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments. Additionally, the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.
Total Return Swap Risk6
Total return swaps give a fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.
Tracking Error Risk
Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a fund may not be able to duplicate its exact composition or return for a number of reasons, including that the strategies used by the Advisor to match the performance of the Underlying Indexes were unsuccessful and because a fund incurs expenses, which an Underlying Index does not incur.
Trading Price Risk
Although it is expected that generally the market price of a fund’s Shares will approximate the Fund’s NAV, there may be times when market price in the Secondary Market and the NAV vary significantly. During periods of market stress shares of a Fund may also experience significantly wider "bid/ask" spreads and premiums and discounts between a Fund's net asset value and market price.

4
Applies to IQ Candriam ESG International Equity ETF and IQ Candriam ESG U.S. Equity ETF.

5
Applies to IQ Global Agribusiness Small Cap ETF, IQ U.S. Real Estate Small Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Candriam ESG International Equity ETF and IQ Candriam ESG U.S. Equity ETF.

6
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Leaders GTAA Tracker ETF, IQ Merger Arbitrage ETF and IQ Global Resources ETF.

Notes to Financial Statements (continued)

April 30, 2020
10. NEW ACCOUNTING PRONOUNCEMENT
To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which adds, removes, and modifies certain fair value measurement disclosure requirements. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Advisor evaluated the implications of certain provisions of ASU 2018-13 and determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures, which are currently in place as of April 30, 2020. The Advisor is evaluating the implications of certain other provisions of ASU 2018-13 related to new disclosure requirements and has not yet determined the impact of those provisions on the financial statement disclosures, if any.
11. SUBSEQUENT EVENTS
On June 18, 2020, the Board of Trustees of the IndexIQ ETF Trust, upon the recommendation from the Fund's Advisor approved a proposal to liquidate the IQ Leaders GTAA Tracker ETF (QGTA), IQ Short Duration Enhanced Core Bond U.S. ETF (SDAG), IQ Global Agribusiness Small Cap ETF (CROP), IQ 50 Percent Hedged FTSE Europe ETF (HFXE), & IQ 50 Percent Hedged FTSE Japan ETF (HFXJ), pursuant to the terms of a plan of liquidation. After considering all of the information presented to it, the Board concluded that it would be in the best interest of the Funds and their shareholders to liquidate the Funds. The Funds will be liquidated on or about August 12, 2020.
Other than the Fund's liquidation, management has determined that there were no other material events that would require disclosure in the preparation of these financial statements.

Report of Independent Registered Public Accounting Firm

April 30, 2020
To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the twenty-two funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (twenty-two of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Hedge Multi-Strategy Tracker ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019, 2018, 2017 and 2016
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ Global Agribusiness Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ 50 Percent Hedged FTSE International ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019, 2018 and 2017, and the period from July 22, 2015 (commencement of operations) through April 30, 2016
IQ 50 Percent Hedged FTSE Europe ETF IQ 50 Percent Hedged FTSE Japan ETF
IQ Leaders GTAA Tracker ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019, 2018 and 2017, and the period from September 30, 2015 (commencement of operations) through April 30, 2016
IQ Enhanced Core Plus Bond U.S. ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019 and 2018, and the period from May 10, 2016 (commencement of operations) through April 30, 2017

Report of Independent Registered Public Accounting Firm (continued)

April 30, 2020
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ S&P High Yield Low Volatility Bond ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020, 2019 and 2018, and the period from February 15, 2017 (commencement of operations) through April 30, 2017
IQ Chaikin U.S. Small Cap ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020 and 2019, and the period from May 16, 2017 (commencement of operations) through April 30, 2018
IQ Chaikin U.S. Large Cap ETF	For the year ended April 30, 2020	For the years ended April 30, 2020 and 2019	For the years ended April 30, 2020 and 2019, and the period from December 13, 2017 (commencement of operations) through April 30, 2018
IQ 500 International ETF	For the year ended April 30, 2020	For the year ended April 30, 2020 and the period from December 13, 2018 (commencement of operations) through April 30, 2019
IQ Short Duration Enhanced Core Bond U.S. ETF	For the year ended April 30, 2020	For the year ended April 30, 2020 and the period from December 18, 2018 (commencement of operations) through April 30, 2019
IQ Candriam ESG International Equity ETF IQ Candriam ESG U.S. Equity ETF	For the period December 17, 2019 (commencement of operations) through April 30, 2020
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
June 24, 2020
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2020
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Administrator has established a Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 31, 2020, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. Each of the Funds, with the exceptions of IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF, qualify as In-Kind ETFs.
IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF both classify each Fund portfolio investment into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data. The Administrator has delegated liquidity classification determinations for IQ S&P High Yield Low Volatility Bond ETF to the Fund’s sub-adviser, subject to appropriate oversight by the Administrator.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2020
Federal Tax Status of Dividends Declared During the Tax Year
IQ U.S. Real Estate Small Cap ETF designates 92.22% as qualified business income.
Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2020 taxed at a maximum rate of 15% is as follows:
IQ Hedge Multi-Strategy Tracker ETF	12.37%
IQ Hedge Macro Tracker ETF	20.48
IQ Hedge Market Neutral Tracker ETF	7.17
IQ Hedge Long/Short Tracker ETF	30.35
IQ Hedge Event-Driven Tracker ETF	3.16
IQ Real Return ETF	5.10
IQ Leaders GTAA Tracker ETF	32.54
IQ Enhanced Core Plus Bond U.S. ETF	0.00
IQ Short Duration Enhanced Core Bond U.S. ETF	0.00
IQ S&P High Yield Low Volatility Bond ETF	0.00
IQ Merger Arbitrage ETF	0.00
IQ Global Resources ETF	100.00
IQ Global Agribusiness Small Cap ETF	100.00
IQ U.S. Real Estate Small Cap ETF	0.37
IQ 500 International ETF	85.07
IQ 50 Percent Hedged FTSE International ETF	75.78
IQ 50 Percent Hedged FTSE Europe ETF	80.78
IQ 50 Percent Hedged FTSE Japan ETF	81.53
IQ Candriam ESG International Equity ETF	52.46
IQ Candriam ESG U.S. Equity ETF	100.00
IQ Chaikin U.S. Small Cap ETF	100.00
IQ Chaikin U.S. Large Cap ETF	100.00

Supplemental Information (unaudited) (continued)

April 30, 2020
Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2020 that qualifies for the dividends received deduction is as follows:
IQ Hedge Multi-Strategy Tracker ETF	1.63%
IQ Hedge Macro Tracker ETF	1.90
IQ Hedge Market Neutral Tracker ETF	2.71
IQ Hedge Long/Short Tracker ETF	5.44
IQ Hedge Event-Driven Tracker ETF	2.78
IQ Real Return ETF	4.15
IQ Leaders GTAA Tracker ETF	2.21
IQ Enhanced Core Plus Bond U.S. ETF	0.00
IQ Short Duration Enhanced Core Bond U.S. ETF	0.00
IQ S&P High Yield Low Volatility Bond ETF	0.00
IQ Merger Arbitrage ETF	0.00
IQ Global Resources ETF	36.93
IQ Global Agribusiness Small Cap ETF	16.18
IQ U.S. Real Estate Small Cap ETF	0.00
IQ 500 International ETF	0.00
IQ 50 Percent Hedged FTSE International ETF	0.00
IQ 50 Percent Hedged FTSE Europe ETF	0.00
IQ 50 Percent Hedged FTSE Japan ETF	0.00
IQ Candriam ESG International Equity ETF	0.00
IQ Candriam ESG U.S. Equity ETF	91.53
IQ Chaikin U.S. Small Cap ETF	100.00
IQ Chaikin U.S. Large Cap ETF	98.48

Supplemental Information (unaudited) (continued)

April 30, 2020
Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2020, are as follows:
Fund	Foreign Taxes Per Share	Foreign Income Per Share
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Hedge Macro Tracker ETF	—	—
IQ Hedge Market Neutral Tracker ETF	—	—
IQ Hedge Long/Short Tracker ETF	—	—
IQ Hedge Event-Driven Tracker ETF	—	—
IQ Real Return ETF	—	—
IQ Leaders GTAA Tracker ETF	—	—
IQ Enhanced Core Plus Bond U.S. ETF	—	—
IQ Short Duration Enhanced Core Bond U.S. ETF	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—
IQ Merger Arbitrage ETF	—	—
IQ Global Resources ETF	0.1605	1.9677
IQ Global Agribusiness Small Cap ETF	0.0267	0.8367
IQ U.S. Real Estate Small Cap ETF	—	—
IQ 500 International ETF	0.0441	0.5172
IQ 50 Percent Hedged FTSE International ETF	0.0399	0.6143
IQ 50 Percent Hedged FTSE Europe ETF	0.0450	0.4717
IQ 50 Percent Hedged FTSE Japan ETF	0.0419	0.4022
IQ Candriam ESG International Equity ETF	0.0088	0.0737
IQ Candriam ESG U.S. Equity ETF	—	—
IQ Chaikin U.S. Small Cap ETF	—	—
IQ Chaikin U.S. Large Cap ETF	—	—
In January 2021, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2020.

Board Review of Investment Advisory Agreement (unaudited)

April 30, 2020
Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreement
The Board (the members of which are referred to as “Trustees”) met by teleconference on March 31, 2020, pursuant to a recent order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay” or the “Sub-Advisor”), with respect to the IQ S&P High Yield Low Volatility Bond ETF (“HYLV”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Sub-Advisory Agreement as it relates to HYLV. In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and by MacKay with respect to HYLV, and the fees charged by the Advisor and MacKay; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor and MacKay; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor or MacKay from their relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of the Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and MacKay; (6) copies of the Form ADV for each of the Advisor and MacKay; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and MacKay in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (9) a telephonic presentation by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board reviewed the services that the Advisor and MacKay provide to the respective Funds, noting that

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2020
they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor and MacKay have as the investment advisor and sub-advisor to the respective Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Funds.
The Board reviewed the Advisor’s and MacKay’s experience, resources, and strengths in managing mutual funds and ETFs, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also considered the experience of MacKay’s team in managing strategies and asset classes similar to HYLV, and their tenure in managing the portfolio of HYLV. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent New York Life Investment Management (“NYLIM”), which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and MacKay’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and MacKay and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor and MacKay from their relationships with the respective Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement and Sub-Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to MacKay pursuant to the Sub-Advisory Agreement, and that HYLV shareholders do not directly pay the sub-advisory fee.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with a dashboard view describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2020
limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor.
The Board also considered that certain Funds invest in the IQ Ultra Short Duration ETF and based on information provided by the Advisor, determined that fees that would be paid to the Advisor that are attributable to the investments made by such Funds would not be duplicative.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and MacKay and the costs incurred by the Advisor and MacKay in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund and MacKay with respect to HYLV is fair and reasonable.
3.
The Advisor’s and MacKay’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources that have been made available to the Advisor following its acquisition by NYLIM, including the investment of financial and human resources by NYLIM into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.
The Board also considered the impact of future asset growth on the services required and fees paid to MacKay, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board noted that certain Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.
The Board concluded that the fees paid to the Advisor and MacKay, respectively, were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and MacKay in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that certain Funds had not yet commenced operations, and therefore had no performance or operational history to consider.

The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement and Sub-Advisory Agreement.

Board Review of Investment Advisory Agreement (unaudited) (continued)

April 30, 2020
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to HYLV, the Sub-Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and MacKay were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of the Sub-Advisory Agreement with MacKay was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal 1957	Trustee Chair	Since August 2008 January 2018	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	25	FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present); Nuveen Churchill BDC (2019-present).
Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	25	The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	25	Management Board Member, RIA in a Box (financial services consulting) (2018 to present); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present).

Board of Trustees and Officers (unaudited)  (continued)

Interested Trustee
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During past 5 Years
Kirk C. Lehneis 1974(4)	Trustee, President and Principal Executive Officer	Since January 2018	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017.	25	None
Other Officers
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jonathan Zimmerman 1982	Executive Vice President	Since April 2018	Chief Operating Officer, IndexIQ Advisors LLC (2018 to present); Managing Director, New York Life Investment Management LLC (2018-present); Director, New York Life Investment Management LLC (2015-2018); Vice President, Morgan Stanley (2007 to 2015).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors LLC (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin 1982	Secretary and Chief Legal Officer	Since June 2015	Secretary and Chief Legal Officer, IndexIQ Advisors LLC (since June 2015), Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
Y. Rachel Kuo 1981	Chief Compliance Officer	Since 2020	Chief Compliance Officer, MainStay Funds Trust, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, The MainStay Funds, IndexIQ ETF Trust, IndexIQ Active ETF Trust (since 2020); Associate General Counsel, New York Life Investment Management LLC; Assistant Secretary, MainStay Funds Trust, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and The MainStay Funds (2015 to 2019).

(1)
The address of each Trustee or officer is c/o IndexIQ, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust
ANNUAL REPORT | April 30, 2020
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF
IQ Leaders GTAA Tracker ETF
IQ Enhanced Core Plus Bond U.S. ETF
IQ Short Duration Enhanced Core Bond U.S. ETF
IQ S&P High Yield Low Volatility Bond ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ Global Agribusiness Small Cap ETF
IQ U.S. Real Estate Small Cap ETF
IQ 500 International ETF
IQ 50 Percent Hedged FTSE International ETF
IQ 50 Percent Hedged FTSE Europe ETF
IQ 50 Percent Hedged FTSE Japan ETF
IQ Candriam ESG International Equity ETF
IQ Candriam ESG U.S. Equity ETF
IQ Chaikin U.S. Small Cap ETF
IQ Chaikin U.S. Large Cap ETF
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

1740844 ME10-06/20

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its Audit Committee, each an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $451,373 for 2020 and $429,947 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2020 and $0 for 2019.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $10,322,000 for the fiscal year ended April 30, 2020, and (ii) $8,100,000 for the fiscal year ended April 30, 2019.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2020 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis (Principal Executive Officer)

Date	7/1/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis (Principal Executive Officer)

Date	7/1/2020

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso (Principal Financial Officer)

Date	7/1/2020